                                                                   EXHIBIT 10.26
                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------

                                  DATED # 1996


                                    STANDARD
                             INTERCONNECT AGREEMENT


                                     BETWEEN




                                   #[OPERATOR]


                                       AND


                         BRITISH TELECOMMUNICATIONS PLC

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


                                      INDEX

              1             Definitions and Interpretation
              2             Commencement and Duration
              3             Interconnection and Standards
              4             System Alteration
              5             Scope
              6             Quality of Service
              7             Transfer Charge Calls
              8             New Services
              9             Forecasts and Capacity
              10            Provision of Information
              11            CLI
              12            BT Services
              13            Operator Services
              14            Charges and Payment
              15            Billing
              16            System Protection and Safety
              17            Approved Attachments and Customer Equipment
              18            Numbering
              19            Review
              20            Determination
              21            Confidentiality
              22            Force Majeure
              23            Limitation of Liability
              24            Intellectual Property Rights
              25            Assignment
              26            Disputes
              27            Breach, Suspension and Termination
              28            Notices
              29            Entire Agreement
              30            Variations
              31            Waiver
              32            Restrictive Trade Practices
              33            Independent Contractors and Agency
              34            Severability
              35            Governing Law

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


                                 SPECIFICATIONS

              Generic Electrical & Physical Interface Specification Generic C7 Signalling Interface Specification
              Generic Transmission Interface Specification
              Generic SDH Interface Specification


                                     ANNEXES

              Annex A               Planning and Operations
              Annex B               Billing and Payment
              Annex C               Schedules
              Annex D               Definitions

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


THIS AGREEMENT is made the # day of #[month] 1996

between

#[Operator] registered in England No. #[number] having its registered office at #[address]

and

BRITISH TELECOMMUNICATIONS PUBLIC LIMITED COMPANY registered in England No. 1800000 having its registered office at 81 Newgate Street, London, EC1A 7AJ.

WHEREAS

A A licence was granted to the Operator on #[date] under section 7 of the Telecommunications Act 1984 to run the Operator System.

B A licence was granted to British Telecommunications on 22 June 1984 under section 7 of the Telecommunications Act 1984 to run its telecommunication system and pursuant to paragraph 20 of schedule 5 to such Act such licence has effect as if granted to BT to run the BT System.

C The Parties have agreed to connect the Operator System to the BT System and to the supply of services and facilities, on the terms and conditions of this Agreement.

IT IS AGREED as follows:

1.            DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, except if the context requires otherwise, words and expressions are as defined in Annex D.

1.2 The Interpretation Act 1978 shall apply for the purpose of interpreting this Agreement as if this Agreement were an Act of Parliament.

1.3 The following documents form part of this Agreement and, in the event of any inconsistencies between them, the order of precedence shall (unless expressly stated to the contrary) be as follows:

                     1.    main body of this Agreement
                     2.    Annex D
                     3.    Annexes A and B
                     4.    Specifications
                     5.    Annex C
                     6.    Carrier Price List

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


1.4 It is hereby expressly agreed that the Manuals, the Technical Master Plan and the Customer Service Plan are not legally binding.

2.            COMMENCEMENT AND DURATION

2.1 This Agreement takes effect on the date hereof and shall continue until:

2.1.1 either Party ceases to hold a licence granted to it pursuant to section 7 of the Act to run a Telecommunication System; or

2.1.2                termination pursuant to this Agreement.

2.2 A Party may terminate this Agreement by giving at any time to the other not less than 24 months' written notice to terminate.

2.3 After a notice has been given pursuant to paragraph 2.2 a Party may request the other Party to carry on good faith negotiations with a view to entering into a new agreement.

2.4 Following a request pursuant to paragraph 2.3, if, on termination of this Agreement either Party would be obliged under its Licence to enter into a new interconnection agreement with the other Party then the Parties shall carry on good faith negotiations with a view to entering into a new agreement to take effect on termination of this Agreement.

3.            INTERCONNECTION AND STANDARDS

3.1 The Parties shall connect and keep connected the BT System and the Operator System at Points of Connection using Customer Sited Interconnect or In-span Interconnect in accordance with this Agreement (to such extent permitted by the Operator Licence).

3.2 If this Agreement does not contain a Schedule for the joint provision by the Parties of In-span Interconnect and BT notifies the Operator that BT requires Capacity between particular Switch Connections on a particular date, the Operator shall include such Capacity in its next Capacity Profile. The Operator shall place a Capacity Order in a timely manner for such Capacity by way of Customer Sited Interconnect between the same Switch Connections, being an order for not less than the Capacity required by BT. No such Capacity Order shall be cancelled nor any resulting Interconnect Link rearranged by the Operator without BT's written consent. The provisions relating to payment for duct for such Interconnect Links shall not apply and the Capacity by way of Customer Sited Interconnect provided pursuant to this paragraph shall, unless otherwise agreed, be used solely for Traffic Types for which BT has responsibility pursuant to Annex A.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


3.3 Each Party shall comply with the Specifications in so far as they apply to the provision of services pursuant to this Agreement.

3.4 In the practical implementation of the Specifications relating to the interconnection of the BT System and the Operator System the Parties shall apply standards and operating guidelines which in the first instance have due regard to the following in the order of precedence specified below:

3.4.1 any legal requirements imposed upon each of them including requirements arising from Condition 13B of the BT Licence and the equivalent Condition of the Operator Licence; and

3.4.2 any relevant specification notified by the Director General in implementation of the recommendations of the NICC; and

3.4.3                any recommendations by ETSI; and

3.4.4                any recommendations by ITU-T; and

3.4.5                the GSM memorandum of understanding (where applicable)

4.            SYSTEM ALTERATION

4.1 A Party wishing to make a System Alteration shall give to the other Party not less than 7 months written notice prior to the date of the anticipated System Alteration. The notice shall specify the technical details of the System Alteration and the date of the anticipated System Alteration. Following such notification each Party shall supply to the other such information as the other may reasonably request including in the case of the Party giving the notice, to the extent reasonably practicable, the potential impact on the other Party's System.

4.2 The Party receiving the notice pursuant to paragraph 4.1 shall notify the other as soon as practicable, but in any event not more than one month after receipt of such notice, of any alterations required to that Party's System as a result of the proposed System Alteration and, if the provisions in paragraph 4.6 do not apply, a quotation for the cost of such alterations calculated on the basis of the minimum cost consistent with good engineering practice.

4.3 If the Party giving the notice pursuant to paragraph 4.1 agrees the alterations required to the other Party's System and agrees the quotation (if any), the Parties shall agree a plan within three months of receipt of the notice referred to in paragraph 4.2 to implement the System Alteration and the other Party shall carry out such alterations in accordance with the agreed plan.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


4.4 If the provisions in paragraph 4.6 do not apply, and if the Party giving the notice pursuant to paragraph 4.1 does not agree the alterations required and/or the quotation (if any), that Party shall so notify the other Party, and the Parties agree to treat the matter as a Dispute. The Party giving the notice pursuant to paragraph 4.1 shall not implement the relevant System Alteration until the Dispute is resolved.

4.5 On completion of the relevant alteration the Party receiving the notice pursuant to paragraph 4.1 shall invoice the other Party for such alteration for an amount not exceeding the agreed quotation.

4.6           Each Party shall pay its own costs arising out of the System
              Alteration if:

4.6.1 the Parties agree in writing to change their respective Systems for their mutual benefit; or

4.6.2 the System Alteration is lawfully directed by the Director General who also lawfully directs each Party to pay its own costs; or

4.6.3                the System Alteration is unanimously agreed by NICC; or

4.6.4 the altering Party is BT and the System Alteration is a change to the signalling system, which change is consistent with an upgrade path agreed by NICC.

4.7           The Parties shall amend the Specifications prior to a System
              Alteration.

4.8 If a Party makes a System Alteration it shall ensure that Calls handed over from the other Party are not prevented to any greater extent or hindered in any manner different from the generality of Calls made by the altering Party's Customers.

5.            SCOPE

5.1 The Parties shall convey Calls and provide the services and facilities pursuant to the Schedules.

5.2 For the avoidance of doubt and notwithstanding the interconnection of the BT System and the Operator System neither Party shall hand over to the other Party, nor have an obligation to convey Calls of any category, unless the other Party has agreed to convey Calls of that category and there is express provision to convey Calls of that category in a Schedule.

5.3 Neither Party shall be obliged to provide or be entitled to access Ancillary Services unless there is express provision for the particular Ancillary Service in a Schedule.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


6.            QUALITY OF SERVICE

6.1 BT shall use reasonable endeavours to meet the Target Performance, applicable at the time of provision of the relevant Standard Service, specified in the Quality Schedule.

7.            TRANSFER CHARGE CALLS

7.1 If having been allocated an entire NNG the Operator has the exclusive use of that NNG and requests BT not to offer Transfer Charge Calls to Operator Customers on such NNG then subject to the
              Operator:

7.1.1 taking reasonable steps to ensure that Operator Customers on such NNGs do not accept or agree to pay for Transfer Charge Calls; and

7.1.2 giving BT written notice that the Operator does not wish Transfer Charge Calls to be conveyed to the relevant NNG;

              BT shall instruct BT Operators not to make available Transfer Charge Calls to Operator Customers on such NNG, request operators of Authorised Overseas Systems not to make available Transfer Charge Calls to Operator Customers on such NNG, and request Third Parties who run Telecommunication Systems that provide public switched telephony within the United Kingdom pursuant to licences granted under the Act, other than licences available to classes of persons, not to make available Transfer Charge Calls to Operator Customers on such NNG.

7.2 If the Operator has complied with the provisions of paragraph 7.1, the Operator shall be released from any obligation to pay for Transfer Charge Calls conveyed to the relevant NNG 28 Working Days after the date of receipt of the notice pursuant to paragraph 7.1.2.

7.3 If BT releases the Operator from the obligation to pay for any Transfer Charge Call pursuant to paragraph 7.2, the Operator shall release BT from the obligation to pay the Operator for the conveyance of such Call unless the Call was connected by the BT Operator.

8.            NEW SERVICES

8.1 Either Party may, at any time, request from the other Party an agreement to interconnect their respective Systems for the provision of any service or facility which the other Party provides under interconnection agreements to Third Party Operators which, in the case of a request to:

8.1.1 BT, is an agreement which BT is required to enter into under Condition 13 of the BT Licence; or

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


8.1.2 the Operator, is an agreement which the Operator is required to enter into under the equivalent Condition of the Operator Licence.

8.2 BT shall, following a request by the Operator, offer to enter into an agreement to interconnect the Parties' respective Systems for the provision of the service or facility to the Operator on BT's then current standard terms. Upon acceptance of such offer, this Agreement shall be amended by the addition of a Schedule containing the terms applicable to such service or facility or, if appropriate, the Parties shall agree and enter into a new interconnection agreement.

8.3 The Operator shall, following a request by BT, enter into good faith negotiations with BT to agree terms for interconnection of the Parties' respective Systems for the provision of the service or facility by the Operator to BT on fair and reasonable terms. Upon terms being agreed, this Agreement shall be amended to give effect to the agreed terms or, if appropriate, the Parties shall agree and enter into a new interconnection agreement.

8.4 If a Party requests from the other Party an agreement for interconnection for the provision of a service or facility which is not made available by such other Party to Third Party Operators and such agreement is one which, if BT is the other Party, BT is required to enter into under Condition 13 of the BT Licence or, if the Operator is the other Party, the Operator is required to enter into under the equivalent Condition of the Operator Licence, the Parties shall enter into good faith negotiations to enter into an agreement for interconnection for the provision of such service or facility in accordance with paragraphs 8.5 - 8.9 (inclusive) or otherwise as the Parties may agree.

8.5 The Party requesting the other Party under paragraph 8.4 (the "Requesting Party") shall provide at the time of such request the other Party (the "Requested Party") with a written statement of its requirements addressing the matters contained in the New Services Manual.

8.6 Not later than 5 Working Days after receipt by the Requested Party of the statement of requirements, the Requested Party shall acknowledge such receipt in writing.

8.7 Not later than 30 calendar days after the acknowledgement under paragraph 8.6, the Requested Party shall confirm whether or not the statement of requirements is sufficient for the purpose and, if not, the Requested Party shall request and the Requesting Party shall provide such further clarification of the statement of requirements as the Requested Party may reasonably require. The Parties shall use their reasonable endeavours to ensure that the Requested Party shall be in a position to confirm the sufficiency of the statement of requirements (with clarification, if any) within such 30 calendar day period.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


8.8 Subject to the Requested Party confirming the sufficiency of the Requesting Party's statement of requirements under paragraph 8.7, the Requested Party shall not later than:

8.8.1 60 calendar days after the acknowledgement under paragraph 8.6, confirm in writing to the Requesting Party whether it accepts an obligation to enter into an agreement to meet those requirements in accordance with the cost and other principles embodied in the Requested Party's Licence; and

8.8.2 if it does accept an obligation to do so, 75 calendar days after the acknowledgement under paragraph 8.6, endeavour to agree with the Requesting Party a plan which addresses:

8.8.2.1 the testing of the feasibility of the requirements and, if so feasible, the implementation of those requirements;

8.8.2.2 the terms and conditions, including price, applicable to the requirements; and

8.8.2.3                     any other relevant matter.

8.9 If the Requested Party does not accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements or the Requested Party does accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements but the Parties fail to agree on any aspect of the plan within the timescale referred to in paragraph 8.8.2, then the Requesting Party without prejudice to its other rights and remedies may immediately request a determination from the Director General under the provisions of the Requested Party's Licence.

8.10 If the Requested Party does not accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements, negotiations to agree terms for interconnection for the provision of the service or facility may nevertheless continue, whether by further clarification of the statement of requirements or otherwise and without prejudice to the Requesting Party's right to request a determination from the Director General as referred to in paragraph 8.9.

8.11 The provisions of this paragraph 8 are intended to establish a framework for the interconnection of the Parties' respective Systems for the provision of any service or facility not already agreed to be provided under this Agreement, but are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under their Licences.

9.            FORECASTS AND CAPACITY

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


9.1 The Parties shall supply to each other forecasts in accordance with Annex A and as may be required in a Schedule.

9.2 The Parties shall order and provide Capacity in accordance with Annex A and as may be required in a Schedule.



10.           PROVISION OF INFORMATION

10.1 Each Party shall provide free of charge, one copy of the information specified in paragraph 10.3 of the main body and in paragraphs 3, 7 and 16 of Annex A, and such other information as is reasonably required from time to time by the other Party for interconnection of the Systems and the provision of services or facilities pursuant to this Agreement.

10.2 Each Party shall promptly supply to the other upon request details of services and facilities which it provides to its Customers to which paragraph 8 may apply.

10.3 Subject to a Party's obligations of confidentiality to a Third Party, a Party may request and the other Party shall provide information on protocols in use by that other Party which are required for interconnection, conveyance of Calls or the provision of services specified in this Agreement between the BT System and the Operator System if such other Party has relevant information and the provision of such information is necessary as a consequence of the absence of international standards.

10.4 Notwithstanding any provision of this Agreement a Party shall not be obliged to provide information which is subject to a confidentiality obligation to a Third Party unless such Third Party consents to such disclosure.

10.5 The Disclosing Party will use reasonable endeavours to ensure that information disclosed is correct to the best of its knowledge at the time of provision of such information.

10.6 If a Disclosing Party provides information to a Receiving Party, the Disclosing Party shall have obtained all appropriate Third Party consents.

10.7 Subject to paragraph 23, the Receiving Party shall indemnify the Disclosing Party and keep it indemnified against all liabilities, claims, demands, damages, costs and expenses arising as a consequence of any failure by the Receiving Party to comply with the conditions imposed and identified at the time when the information was provided.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


10.8 Nothing in this Agreement shall require a Party to do anything in breach of any statutory or regulatory obligation of confidentiality, including without prejudice to the generality of the foregoing, any obligation pursuant to the Data Protection Act 1984, the BT Licence or the Operator Licence as appropriate or any code of practice on the confidentiality of customer information issued by the Director General.




11.           CLI

11.1 If a Party's System requests CLI from the other System the originating System shall generate and convey CLI to the System requesting it to the extent that the originating System has such a capability.

11.2 A Party whose System receives CLI following a request pursuant to paragraph 11.1 shall only use the CLI for the following purposes:

11.2.1               routing Calls; and

11.2.2               compilation of inter Party bills; and

11.2.3 agreed administrative use in accordance with accepted industry practice from time to time which includes, at the date of this Agreement, call trace, malicious call identification, compilation of statistics relating to call origin and PRS Fraud prevention and detection; and

11.2.4 display to Customers subject to compliance with the "Code of Practice" as referred to in the definition of CLI in Annex D as such code may be amended or replaced from time to time.

11.3 A Party conveying Calls handed over from a Third Party System or an Authorised Overseas System shall convey, to the extent received, the CLI associated with those Calls.

11.4 Notwithstanding other provisions of this Agreement a Party may use CLI to pass telephone numbers to Emergency Organisations.

11.5 The cost of generating and conveying CLI is included in the relevant conveyance rates for Calls. Neither Party shall apply additional charges for CLI.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


11.6 If a Party desires to charge separately for the generation or conveyance of CLI such Party may initiate a review of this paragraph 11 pursuant to paragraph 19.1.3 on 1 April 1997 and each 1 April thereafter.

11.7 If there is a change in applicable law or regulation materially affecting the operation of CLI, the Parties shall change the operation of CLI to the extent necessary to comply with the applicable law or regulation.

12            BT SERVICES

12.1 If, at the commencement of the Financial Year In Question, the Director General has not determined the Interim Charge for a Standard Service (other than a Competitive Standard Service), the Pre-Interim Charge for that Standard Service shall be the same as the Interim Charge (or the Actual Charge, if applicable, for the relevant period) for that Standard Service for the Financial Year immediately preceding the Financial Year In Question provided always that such Interim Charge has been determined for such immediately preceding Financial Year.

12.2 If, for the Financial Year In Question, the Director General has not determined, before 1 July of such year, the Interim Charge for a Standard Service (other than a Competitive Standard Service) referred to the Director General pursuant to Condition 16B.2 of the BT Licence, BT shall, as soon as reasonably practicable following publication in the Carrier Price List of the determined Interim Charge for the Financial Year In Question, adjust and recalculate the charges in respect of such Standard Service for the Financial Year In Question using the determined Interim Charge and calculate any sum overpaid or underpaid.

12.3 As soon as reasonably practicable following a determination by the Director General of a charge (or the means of calculating that charge) for a Standard Service, BT shall make any necessary alterations to the Carrier Price List so that it accords with the full list of Standard Services maintained by BT pursuant to Condition 16B.8 of the BT Licence and shall send a copy of the alterations to the Carrier Price List to the Operator as soon as reasonably practicable.

12.4 After the Director General has determined the Final Charge (or the means of calculating that charge) for a Standard Service, BT shall, as soon as reasonably practicable following publication in the Carrier Price List of the determined Final Charge for the Financial Year In Question, adjust and recalculate the charges in respect of such Standard Service for the Financial Year In Question in accordance with the provisions of Condition 13.5A.3B of the BT Licence and calculate the interest for any sums overpaid or underpaid in accordance with the Oftel Interest Rate. For the purposes of this paragraph 12.4 Pre-Interim Charges shall be treated as Interim Charges.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


12.5 If the Director General determines that a Standard Service is a Competitive Standard Service, BT may, specify and vary from time to time, the charge for such Competitive Standard Service by publication in the Carrier Price List and such charge shall take effect on the Effective Date being a date not earlier than the date of such publication. If BT increases the price of a Competitive Standard Service the Effective Date shall in addition be not earlier than 28 calendar days after the date of such publication.

12.6 If a determination referred to in paragraphs 12.3, 12.4 or 12.5 is subject to a legal challenge, the Parties shall, without prejudice, treat the determination as valid until the conclusion of the legal proceedings, unless the court otherwise directs. If the court finds a determination to be unlawful then the Parties agree to revert to the charges payable immediately prior to such determination being made and BT shall make any necessary alterations to the Carrier Price List. As soon as reasonably practicable following a redetermination by the Director General (as a result of a legal challenge) of a charge (or the means of calculating that charge) for a Standard Service, BT shall make any necessary alterations to the Carrier Price List so that it accords with the full list of Standard Services maintained by BT pursuant to Condition 16B.8 of the BT Licence and shall send a copy of the alterations to the Carrier Price List to the Operator as soon as reasonably practicable. BT shall, as soon as reasonably practicable following publication in the Carrier Price List of the redetermined charge for the Financial Year In Question, adjust and recalculate the charges in respect of such Standard Service for the Financial Year In Question and calculate the interest for any sums overpaid or underpaid in accordance with the Oftel Interest Rate.

12.7 For a service which is not a Standard Service or is a Standard Service for which there is no determined charge, BT may, specify and vary from time to time, the charge for such a service by publication in the Carrier Price List and such charge shall take effect on the Effective Date being a date not earlier than the date of such publication.

12.8 Subject to paragraphs 12.9 and 12.10, the charge payable during the course of the relevant Financial Year In Question for each Standard Service, other than a Competitive Standard Service, shall be that specified in the column headed Interim Charge in the Carrier Price List for the relevant Financial Year In Question.

12.9 Subject to paragraph 12.10, the charge payable during the course of the relevant Financial Year In Question for each Standard Service, other than a Competitive Standard Service or a Standard Service for which there is no determined charge, in respect of a period for which there is no charge specified in the column headed Interim Charge, shall be that specified in the column headed Pre-Interim Charge in the Carrier Price List for the relevant Financial Year In Question.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


12.10 The charge payable for each Standard Service, other than a Competitive Standard Service, in respect of a period for which a charge is specified in the column headed Actual Charge, shall be the charge specified in the column headed Actual Charge in the Carrier Price List for the said period for the relevant Financial Year In Question.

12.11 An adjustment and recalculation which is to be carried out using the Final Charge shall be based on the charge specified in the column headed Final Charge in the Carrier Price List for the relevant Financial Year In Question.

12.12 The charge payable for each Competitive Standard Service and a service which is not a Standard Service, shall be the charge specified from time to time in the column headed BT Charge in the Carrier Price List.

12.13 If there is a difference between a charge for a Standard Service (other than a Competitive Standard Service) specified in the Carrier Price List and a charge determined by the Director General, the charge determined by the Director General shall prevail.

12.14 All references to an entry in the Carrier Price List for Standard Services are references to the Carrier Price List relating to the Financial Year In Question.

12.15 The date of publication in the Carrier Price List shall be the date that BT first makes available or sends the Carrier Price List containing the relevant entries to a person other than BT.

13.           OPERATOR SERVICES

13.1 As soon as reasonably practicable following agreement of a charge (or the means of calculating that charge) for a service provided by the Operator to BT, BT shall make any necessary alterations to the Carrier Price List so that it accords with that agreement and shall send a copy of the alterations to the Carrier Price List to the Operator as soon as reasonably practicable.

13.2 If the Parties have agreed on a provisional basis an Interim Charge for a service provided by the Operator to BT, such provisionally agreed charge shall be reviewed on:

13.2.1               a date agreed by the Parties; or

13.2.2 a date that a determination by the Director General of an Interim Charge for an equivalent service for the relevant Financial Year In Question is published;

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


13.2.3 a date that a determination by the Director General of a Final Charge for an equivalent service for the relevant Financial Year In Question is published;

              whichever is the earlier and any variation to the provisionally agreed charge shall take effect from the date of the original agreement.

13.3 In circumstances other than where Condition 13.5.(1)(i) of the BT Licence or the equivalent Condition of the Operator Licence applies, if the Parties are unable to reach agreement of a charge (or the means of calculating that charge) for a service provided by the Operator to BT under the Agreement, either Party may serve a review notice on the other Party under paragraph 19.1.

13.4 If the Director General has previously determined the charge for a service provided by the Operator to BT, and if, at the commencement of the Financial Year In Question, the Director General has not determined the Interim Charge for that service, the Pre-Interim Charge for that service shall be the same as the Interim Charge for that service for the Financial Year immediately preceding the Financial Year In Question provided always that such Interim Charge has been determined for such immediately preceding Financial Year.

13.5 If the Director General has previously determined the charge for a service provided by the Operator to BT, and if, for the Financial Year In Question, the Director General has not determined, before 1 July of such year, the Interim Charge for that service, the Operator shall, as soon as reasonably practicable following publication in the Carrier Price List of the determined Interim Charge for the Financial Year In Question, adjust and recalculate the charges in respect of that service for the Financial Year In Question using the determined Interim Charge and calculate any sum overpaid or underpaid.

13.6 As soon as reasonably practicable following a determination by the Director General of a charge (or the means of calculating that charge) for a service provided by the Operator to BT, BT shall make any necessary alterations to the Carrier Price List so that it accords with the determination and shall send a copy of the alterations to the Carrier Price List to the Operator as soon as reasonably practicable.

13.7 If the Director General has determined an Interim Charge for a service provided by the Operator to BT, after the Director General has determined the Final Charge (or the means of calculating that charge) for that service, the Operator shall, as soon as reasonably practicable following publication in the Carrier Price List of the determined Final Charge for the Financial Year In Question, adjust and recalculate the charges in respect of that service for the Financial Year In Question in accordance with the provisions of Condition 13.5B.1A of the BT Licence and calculate the interest for any

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


              sums overpaid or underpaid calculated in accordance with the Oftel Interest Rate. For the purposes of this paragraph 13.7 Pre-Interim Charges shall be treated as Interim Charges.

13.8 If the Director General has determined an Interim Charge for a service provided by the Operator to BT then either Party may request the Director General to determine the Interim Charge for that service for the next Financial Year In Question.

13.9          If a determination referred to in paragraphs 13.3, 13.6, 13.7 or
              13.8 is subject to a legal challenge, the Parties shall, without prejudice, treat the determination as valid until the conclusion of the legal proceedings unless the court otherwise directs. If the court finds a determination to be unlawful then the Parties agree to revert to the charges payable immediately prior to such determination being made and BT shall make any necessary alterations to the Carrier Price List. As soon as reasonably practicable following a redetermination by the Director General (as a result of a legal challenge) of a charge (or the means of calculating that charge) for such service, BT shall make any necessary alterations to the Carrier Price List so that it accords with redetermination and shall send a copy of the alterations to the Carrier Price List to the Operator as soon as reasonably practicable. The Operator shall, as soon as reasonably practicable following publication in the Carrier Price List of the redetermined charge for the Financial Year In Question, adjust and recalculate the charges in respect of such service for the Financial Year In Question and calculate the interest for any sums overpaid or underpaid in accordance with the Oftel Interest Rate.

13.10 Subject to paragraphs 13.11 and 13.12, the charge payable during the course of the relevant Financial Year In Question for each service provided by the Operator to BT, shall be that specified in the column headed Interim Charge in the Carrier Price List for the relevant Financial Year In Question.

13.11 The charge payable during the course of the relevant Financial Year In Question for each service provided by the Operator to BT for which there is no determined charge, in respect of a period for which there is no charge specified in the column headed Interim Charge, shall be that specified in the column headed Pre-Interim Charge in the Carrier Price List for the relevant Financial Year In Question.

13.12 An adjustment and recalculation which is to be carried out using the Final Charge shall be based on the charge specified in the column headed Final Charge in the Carrier Price List for the relevant Financial Year In Question.

13.13 If any charge (or the means of calculating that charge) for a service provided by the Operator to BT has retrospective effect then the Operator shall adjust and recalculate the charges in respect of such service for the Financial Year

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


              In Question using the new charge and calculate the interest for any sum overpaid or underpaid at the Oftel Interest Rate.

13.14 If there is a difference between a charge for a service provided by the Operator to BT specified in the Carrier Price List and a charge determined by the Director General, the charge determined by the Director General shall prevail.

13.15 All references to an entry in the Carrier Price List for services provided by the Operator are references to the Carrier Price List relating to the Financial Year In Question.

13.16 The date of publication in the Carrier Price List shall be the date that BT first makes available or sends the Carrier Price List containing the relevant entries to a person other than BT.

14.           CHARGES AND PAYMENT

14.1 Each Party shall pay the charges calculated in accordance with, and within the time specified in, this Agreement.

14.2 No charges shall be payable under this Agreement by one Party to the other unless such charges are specifically referred to in this Agreement.

14.3 The charges in this Agreement are exclusive of VAT unless such charges are stated to be inclusive of VAT.

14.4          Invoices are due and payable in pounds sterling.

14.5 Each Party shall pay the other Party the relevant charges specified in this Agreement for all Calls conveyed between the Parties except that if a Party has a Third Party Interconnect, and the other Party has a Third Party Interconnect Agreement containing provisions such that charges for Calls conveyed via the Third Party Interconnect are paid directly to that other Party by that Third Party, then the first Party shall be released from payment for such Calls subject to such Calls being conveyed in agreed separate Traffic Routes.

14.6 If an Operator has a liability to pay BT Access Deficit Contributions for Calls handed over directly to BT that liability shall continue notwithstanding that the Operator conveys such Calls to BT via a Third Party.

14.7 If the Operator hands over a Call to a Third Party Operator system and such Call is subsequently handed over to the BT System and conveyed to a BT Network Termination Point the Operator shall pay BT (in relation to such a Call) the same contribution to BT's Access Deficit as the Operator would

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


              have been liable to pay BT if such a Call had been handed over directly from the Operator System to the BT System.

14.8 The Operator shall not pay any Access Deficit Contribution in respect of a Call made on or after 8 February 1996.

15.           BILLING

15.1 Each Party shall provide to the other invoices of all amounts due to it, calculated in accordance with the provisions of Annex B and the Carrier Price List.

16.           SYSTEM PROTECTION AND SAFETY

16.1 Each Party is responsible for the safe operation of its System and shall take all reasonable and necessary steps in its operation and implementation of this Agreement to ensure that its System does not:

16.1.1 endanger the safety or health of employees, contractors, agents or Customers of the other Party; or

16.1.2 damage, interfere with or cause any deterioration in the operation of the other Party's System.


17.           APPROVED ATTACHMENTS AND CUSTOMER EQUIPMENT

17.1 Neither Party shall connect or knowingly permit the connection to its System of anything that is not approved by the relevant approvals authority for attachment to its System.

17.2 If a Customer ceases wholly or partly to be a Party's Customer at any one site and becomes a Customer of the other Party, the first Party shall not hinder the second Party from:

17.2.1 gaining access to equipment rooms owned or occupied by the Customer,

17.2.2 gaining access to ducting and wiring owned by the Customer, and/or

17.2.3               obtaining consents and wayleaves from any Third Party

              as shall be required for such access.

18.           NUMBERING

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


18.1 Each Party shall use numbers in accordance with the United Kingdom national numbering scheme and shall comply with the numbering provisions in Annex A.

19.           REVIEW

19.1 A Party may seek to amend this Agreement by serving on the other a review notice if:

19.1.1 either Party's Licence is materially modified (whether by amendment or replacement); or

19.1.2 a material change occurs in the law or regulations (including codes of practice whether or not having the force of law) governing telecommunications in the United Kingdom; or

19.1.3 this Agreement makes express provision for a review or the Parties agree in writing that there should be a review; or

19.1.4 a material change (including enforcement action by any regulatory authority) occurs which affects or reasonably could be expected to affect the commercial or technical basis of this Agreement; or

19.1.5 this Agreement is assigned or transferred by the other Party except if prior written consent to the assignment or transfer is not required under paragraph 25.1; or

19.1.6               there is a general review pursuant to paragraph 19.4; or

19.1.7 there is to be a review of charges for which a Review Date is specified in a Schedule.

19.2 A review notice shall set out in reasonable detail the issues to be discussed between the Parties.

19.3 Save as provided in paragraphs 19.4 or 19.5, a Party shall serve a review notice not later than the expiration of a 1 year period commencing on the date set opposite each paragraph as follows:

        ------------------------------------------------------------------------

            PARAGRAPH    PERIOD COMMENCING ON THE DATE:

        ------------------------------------------------------------------------
             19.1.1      of publication of the modifications to the Licence
        ------------------------------------------------------------------------
             19.1.2      of occurrence of material change
        ------------------------------------------------------------------------

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


        ------------------------------------------------------------------------
             19.1.3      of entitlement or occurrence of the date of written
                         agreement
        ------------------------------------------------------------------------
             19.1.4      of occurrence of the material change
        ------------------------------------------------------------------------
             19.1.5      of notification of assignment or transfer
        ------------------------------------------------------------------------

19.4 A Party may initiate a general review of this Agreement by serving a review notice during the period of three months commencing on 1st April 1998 and 1st April every 2 years thereafter.

19.5 A Party may initiate a review of charges in a Schedule or the Carrier Price List if there is a Review Date specified, by serving a review notice during the period of three months commencing on the Review Date.

19.6 On service of a review notice, the Parties shall forthwith negotiate in good faith the matters to be resolved with a view to agreeing the relevant amendments to this Agreement.

19.7 A variation of charges payable by one Party to the other following a review notice pursuant to paragraph 19.1.7 shall take effect as of the Review Date. All other variations of charges resulting from a determination by the Director General shall, except where agreed otherwise, take effect from the date of the relevant review notice.

19.8 For the avoidance of doubt, the Parties agree that notwithstanding service of a review notice this Agreement shall remain in full force and effect.




20.           DETERMINATION

20.1 If the Parties fail to reach agreement on the subject matter of a review notice within 3 months (or within 6 months for a review notice under paragraph 19.4) in each case from the date of service of such review notice, either Party may, not later than 3 months after the expiration of the relevant period, request in writing the Director General to determine:

20.1.1               the matters upon which the Parties have failed to agree;

20.1.2 whether this Agreement should be modified to take account of such matters; and, if so


20.1.3               the amendment or amendments to be made.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


              The Parties may, at any time, agree in writing a variation to the time periods specified above in relation to a particular review notice.

20.2 On receipt of a request for a determination the Director General may make a determination if he is satisfied that:

20.2.1               the requirements of the relevant paragraphs in paragraph
                     19.1 have been satisfied; and

20.2.2               the modifications sought to this Agreement are material.

20.3          A determination by the Director General shall be limited to:

20.3.1               the subject matter of the request for a determination; and

20.3.2 matters on which the Parties have failed to agree which the Director General would have power to determine under either Condition 13 of the BT Licence or under the equivalent Condition of the Operator Licence if there was no agreement between the Parties.

20.4 In making a determination, the Director General shall act pursuant to the criteria contained from time to time either in Condition 13 of the BT Licence or in the equivalent Condition of the Operator Licence. The Parties shall have the rights and remedies whether arising at law or otherwise in relation to such determination as would be available under either Condition 13 of the BT Licence or under the equivalent Condition of the Operator Licence.

20.5 The Parties shall enter into an agreement to modify or replace the Agreement in accordance with the Director General's determination unless the determination is subject to a legal challenge.

20.6 If the determination is subject to a legal challenge then the Parties shall subject to paragraphs 12.6 and 13.9 modify or replace the Agreement at the conclusion of the legal proceedings in accordance with the Director General's determination and the result of the legal proceedings.

20.7 For the avoidance of doubt, determination of a charge may include a determination of the basis for calculating that charge.

21.           CONFIDENTIALITY

21.1 Subject to the following provisions of this paragraph 21, a Receiving Party shall keep in confidence Confidential Information and will not (and will use its reasonable endeavours to ensure that its directors, employees, and professional advisers will not) disclose such information to any Third Party.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


21.2 A Receiving Party shall exercise no lesser degree of care of Confidential Information than would a reasonable person with knowledge of confidential nature of the information. A Receiving Party shall exercise no lesser security or degree of care than that Party applies to its own Confidential Information of an equivalent nature.

21.3 A Receiving Party shall restrict disclosure of Confidential Information relating to the other Party to those persons who have a reasonable need to know. Confidential Information shall be used solely for the purposes for which it was disclosed.

21.4 A Receiving Party may disclose Confidential Information to an Associated Company, subject to the Associated Company undertaking to comply with obligations equivalent to these contained in this paragraph 21.

21.5 A Receiving Party may disclose Confidential Information to a contractor or agent, subject to the contractor or agent undertaking to comply with obligations equivalent to those contained in this paragraph 21.

21.6          The following shall not constitute a breach of this paragraph 21:

21.6.1 a disclosure authorised in writing by the Disclosing Party to the extent of that authority; or

21.6.2               a disclosure to an Emergency Organisation; or

21.6.3 publication of all or part of this Agreement or details of it pursuant to the BT Licence or publication in the Carrier Price List or Quality Schedule except in so far as the Director General has consented to the exclusion of any matter pursuant to Condition 16A of the BT Licence; or

21.6.4 a disclosure which is properly made pursuant to the Operator Licence or the BT Licence or a relevant statutory or other regulatory obligation; or

21.6.5 a disclosure properly and reasonably made to the Director General under paragraph 20, to an arbitrator, expert or any person appointed by the Parties for the resolution of a Dispute; or

21.6.6 a disclosure to obtain or maintain any listing on any recognised stock exchange,

              subject to in the case of any disclosure specified in paragraphs
              21.6.4 to 21.6.6 the Receiving Party informing the Disclosing Party as soon as reasonably practical, after such disclosure.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


21.7 Unless otherwise agreed in writing, a Receiving Party shall not use the other Party's Confidential Information to provide commercial advantage to its retail business.

22.           FORCE MAJEURE

22.1 Neither Party shall be liable for any breach of this Agreement caused by act of God, insurrection or civil disorder, war or military operations, national or local emergency, acts or omissions of government, highway authority or other competent authority, compliance with any statutory obligation, industrial disputes of any kind (whether or not involving BT's or the Operator's employees), fire, lightning, explosion, flood, subsidence, weather of exceptional severity, acts or omissions of persons for whom neither Party is responsible or any other cause whether similar or dissimilar outside its reasonable control and any such event or circumstance is a force majeure.

22.2 The Party initially affected by a force majeure shall promptly notify the other of the estimated extent and duration of its inability to perform or delay in performing its obligations ("force majeure notification").

22.3 Upon cessation of the effects of the force majeure the Party initially affected by a force majeure shall promptly notify the other of such cessation.

22.4 If as a result of a force majeure, the performance by the Party initially affected of its obligations under this Agreement is affected, such Party shall, subject to the provisions of paragraph 22.6, perform those of its obligations not affected by a force majeure. In performing those of its obligations not affected by a force majeure, the Party initially affected by a force majeure shall deploy its resources such that (when taken together with other obligations to its Customers and Third Parties) there is no undue discrimination against the other Party.

22.5 To the extent that a Party is prevented as a result of a force majeure from providing all of the services or facilities to be provided under this Agreement, the other Party shall be released to the equivalent extent from its obligations to make payment for such services or facilities or complying with its obligations in relation thereto.

22.6 Following a force majeure notification and if the effects of such force majeure continue for:

22.6.1 a continuous period of not more than 6 months from the date of the force majeure notification (whether or not notice of cessation has been given pursuant to paragraph 22.3) any obligation outstanding shall be fulfilled by the Party initially affected by the force majeure as soon as reasonably possible after the effects of the force majeure have ended,

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


                     save to the extent that such fulfilment is no longer possible or is not required by the other Party;

22.6.2 a continuous period of 6 months or more from the date of the force majeure notification (and notice of cessation has not been given pursuant to paragraph 22.3), the Party receiving the force majeure notification shall be entitled (but not obliged) to terminate this Agreement by giving not less than 30 days written notice to the other Party, provided that such notice shall be deemed not to have been given if notice of cessation is received by the Party receiving the force majeure notification prior to the expiry of the 30 days notice. If this Agreement is not terminated in accordance with the provisions of this paragraph 22.6.2, any obligations outstanding shall be fulfilled by the Party initially affected by the force majeure as soon as reasonably possible after the effects of the force majeure have ended, save to the extent that such fulfilment is no longer possible or is not required by the other Party.

23.           LIMITATION OF LIABILITY

23.1 Neither Party has an obligation of any kind to the other Party beyond the obligations to exercise the reasonable skill and care of a competent telecommunications operator in performing its obligations under this Agreement.

23.2 Subject to paragraph 23.4 if a Party is in breach of any of its obligations under this Agreement to the other Party (excluding obligations arising under this Agreement to pay moneys in the ordinary course of business), or otherwise (including liability for negligence or breach of statutory duty) such Party's liability to the other shall be limited to one million pounds sterling (Stg (pound)1,000,000) for any one event or series of connected events and two million pounds sterling (Stg (pound)2,000,000) for all events (connected or unconnected) in any period of 12 calendar months.

23.3 Neither Party excludes or restricts its liability for death or personal injury caused by its own negligence or liability arising under Part I of the Consumer Protection Act 1987.

23.4 Neither Party shall be liable to the other in contract, tort (including negligence or breach of statutory duty) or otherwise for loss (whether direct or indirect) of profits, business or anticipated savings, wasted expenditure or for any indirect or other consequential loss whatsoever arising in connection with the operation of this Agreement, howsoever caused.

23.5 Each provision of this paragraph 23 is a separate limitation applying and surviving even if one or more such provisions is inapplicable or held unreasonable in any circumstances.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


23.6 The amounts specified in paragraph 23.2, as adjusted pursuant to this paragraph 23.6, shall be adjusted on each 1st April after the date of this Agreement by the percentage change in the retail price index (published in the General Index of Retail Prices (RPI) published by the Central Statistical Office (or any successor index)) for the month of September immediately preceding each 1st April compared with the RPI published in September in the previous year.

24.           INTELLECTUAL PROPERTY RIGHTS

24.1 Except as expressly provided otherwise in this Agreement, Intellectual Property Rights shall remain the property of the Party creating or owning the same and nothing in this Agreement shall be deemed to confer any assignment or licence of the Intellectual Property Rights of one Party to the other Party.

25.           ASSIGNMENT

25.1 Unless otherwise agreed in writing, and subject to paragraph 25.2, no rights, benefits or obligations under this Agreement may be assigned or transferred, in whole or in part, by a Party without the prior written consent of the other Party.

25.2 No consent is required under paragraph 25.1 for an assignment of rights, benefits or obligations under this Agreement (in whole or in part) to a successor to all or substantially all of the assigning Party's System or to an Associated Company provided that such successor or Associated Company shall have had a licence granted to it under section 7 of the Act to run the Telecommunication System of the assigning Party.

25.3 The assigning Party shall promptly give notice to the other Party of any assignment permitted to be made without the other Party's consent. No assignment shall be valid unless the assignee/successor agrees in writing to be bound by the provisions of this Agreement.

26.           DISPUTES

26.1 If a Party ("the disputing Party") wishes to invoke the dispute procedure specified in this paragraph it shall as soon as reasonably practicable notify the other Party's liaison contact specified from time to time in the Customer Service Plan. The disputing Party shall include with such notice all relevant details including the nature and extent of the Dispute.

26.2 Following a notification under paragraph 26.1 the Parties shall consult in good faith to try to resolve the Dispute at level 1. If agreement is not reached at level 1 the Dispute may be escalated to level 2. If agreement is

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------

              not reached at level 2 the Dispute may be escalated to level 3. If a Party escalates a Dispute it shall record for the benefit of the next level all relevant details including what is agreed and what is not agreed concerning the Dispute.

26.3 The name of each Party's liaison contact and representatives at each level of consultation shall be as specified from time to time in the Customer Service Plan. No change to a liaison contact or representative shall be effective until it has been notified to the other Party.

26.4 The above procedures are without prejudice to any other rights and remedies that may be available in respect of any breach of any provision of this Agreement.

26.5          Nothing herein shall prevent a Party from:

26.5.1 seeking (including obtaining or implementing) interlocutory or other immediate relief; or

26.5.2 referring the Dispute to the Director General in accordance with any right (if any) either Party may have to request a determination or other appropriate steps for its resolution.

27.           BREACH, SUSPENSION AND TERMINATION

27.1 If a Party's System adversely affects the normal operation of the other Party's System, or is a threat to any person's safety, the other Party may suspend, to the extent necessary, such of its obligations hereunder, and for such period as it may consider reasonable to ensure the normal operation of its System or reduce the threat to safety.

27.2 If a Party is in material breach of (including failure to pay a sum due under) this Agreement, the other Party may serve a written notice (the "breach notice") on the Party in breach specifying the breach and requiring it to be remedied within:

27.2.1 30 calendar days from the date of receipt of such breach notice; or

27.2.2 in case of emergency, within such shorter period as the Party not in breach may reasonably specify.

27.3 If, the Party in breach fails to remedy the breach within such period as may be specified by the Party not in breach pursuant to paragraph 27.2 the Party not in breach may, until such breach is remedied, suspend performance of such of its obligations under this Agreement as is reasonable in the circumstances.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


27.4 If the Party in breach fails to remedy the breach within the period stated in the breach notice the Party not in breach may terminate this Agreement on three months' written notice provided always that if the Party in breach remedies the breach within such three months' notice period, this Agreement shall not terminate as a result of such notice.

27.5 This Agreement may be terminated by either Party by written notice forthwith (or on the termination of such other period as such notice may specify) if the other Party:

27.5.1 is unable to pay its debts within the meaning of section 123 (1) (e) of the Insolvency Act 1986; or

27.5.2 has a receiver or administrative receiver appointed in relation to all or any of its assets; or

27.5.3 has an order made or a resolution passed for its winding up (other than for the purpose of amalgamation or reconstruction); or

27.5.4 has an administration order made in respect of its business; or

27.5.5 enters into a voluntary arrangement under section 1 of the Insolvency Act 1986; or

27.5.6               ceases to carry on business.

27.6 Upon termination or expiry of this Agreement each Party shall take such steps and provide such facilities as are necessary for recovery by the other Party of equipment (if any) supplied by that other Party. Each Party shall use reasonable endeavours to recover equipment made available by it.

27.7 If 30 calendar days after the termination or expiry of this Agreement, a Party fails to recover equipment in good condition (fair wear and tear excepted) because of the acts or omissions of the other Party (or a Third Party appearing to have control of a site where such equipment is situate) the first Party may demand reasonable compensation from the other Party which shall be paid by the other Party within 10 calendar days of the date of the demand.

27.8 Without prejudice to a Party's rights upon termination or expiry of this Agreement, a Party shall refund to the other a fair and equitable proportion of those periodic sums (if any) paid under the Agreement for a period extending beyond the date of such termination or expiration.

27.9 Termination or expiry of this Agreement shall not be deemed a waiver of a breach of any term or condition of this Agreement and shall be without

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


              prejudice to a Party's rights, liabilities or obligations that have accrued prior to such termination or expiry.

27.10 Notwithstanding the termination or expiry of this Agreement paragraphs 10.6, 17.2, 21, 23, 27.6 to 27.11 inclusive shall continue in full force and effect.

27.11 Each of the Parties' right to terminate or suspend performance of this Agreement pursuant to this paragraph 27 is without prejudice to any other rights or remedies available to either Party.

28.           NOTICES

28.1          A notice shall be duly served if:

28.1.1               delivered by hand, at the time of actual delivery;

28.1.2               sent by facsimile, upon its receipt being confirmed;

28.1.3 sent by recorded delivery post, 4 calendar days after the day of posting.

28.2 Except if otherwise specifically provided all notices and other communications relating to this Agreement shall be in writing and shall be sent as follows:

              If to the Operator:

              #[Operator]



              If to BT:

              Contract Liaison Manager, #[Operator]
              PP #
              British Telecommunications plc
              Tenter House
              45 Moorfields
              London
              EC2Y 9TH

              or to such other addresses as the Parties may notify from time to time pursuant to this paragraph 28.

29.           ENTIRE AGREEMENT

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


29.1 This Agreement supersedes all previous understandings, commitments, agreements or representations whatsoever, whether oral or written, in relation to the subject matter of this Agreement.

30.           VARIATIONS

30.1 Except as expressly provided in this Agreement, no variation of this Agreement shall be effective unless agreed in writing by the Parties and signed by a person nominated in writing on behalf of:

30.1.1 BT, by the director, UK Carrier Services (or his successor); and

30.1.2 the Operator, by a director or the company secretary (or equivalent office holder) of the Operator.

31.           WAIVER

31.1 The waiver of any breach of, or failure to enforce, any term or condition of this Agreement shall not be construed as a waiver or a waiver of any other breach of the same or any other term or condition of this Agreement. No waiver shall be valid unless it is in writing and signed on behalf of the Party making the waiver.

32.           RESTRICTIVE TRADE PRACTICES

32.1 Notwithstanding any other provision of this Agreement no provision of this Agreement, by virtue of which this Agreement is subject to registration (if such be the case) under the Restrictive Trade Practices Acts 1976 and 1977, shall take effect until the day after the date on which particulars of the Agreement have been furnished to the Director General of Fair Trading pursuant to the requirement of those Acts. In this paragraph the expression "this Agreement" includes any agreement or arrangement of which this Agreement forms part and which is registrable, or by virtue of which this Agreement is registrable, under those Acts.

33.           INDEPENDENT CONTRACTORS AND AGENCY

33.1 Each of the Parties is and shall remain at all times an independent contractor fully responsible for its own acts or defaults (including those of its employees or agents). Neither Party is authorised and neither of the Parties nor their employees, agents or representatives shall at any time attempt to act or act on behalf of the other Party to bind the other Party in any manner whatsoever to any obligations. Neither Party nor its employees, agents or representatives shall engage in any acts which may lead any person to believe that such Party is an employee, agent or representative of the other Party. Nothing in this Agreement shall be deemed to constitute a partnership between the Parties.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


33.2 If either Party appoints an agent for the purposes of this Agreement, and notifies the other Party, then the other Party shall deal with the appointed agent for such purposes until the first Party notifies the other Party that the appointment has been terminated.

34.           SEVERABILITY

34.1 The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.

35.           GOVERNING LAW

35.1 The interpretation, validity and performance of this Agreement shall be governed in all respects by the laws of England and Wales and the Parties submit to the exclusive jurisdiction of the English Courts.




              IN WITNESS WHEREOF THIS AGREEMENT was entered into the day and year first before written.



              SIGNED for and on behalf of
              #[OPERATOR]
              Signed: ______________________________________
              Name: ________________________________________
              Position: ____________________________________



              SIGNED for and on behalf of
              BRITISH TELECOMMUNICATIONS plc
              Signed: ______________________________________
              Name: ________________________________________
              Position: ____________________________________

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------





                             [BT LOGO and GRAPHIC]









                                     GENERIC
                              ELECTRICAL & PHYSICAL
                             INTERFACE SPECIFICATION
                         FOR CUSTOMER SITED INTERCONNECT


                             I/C SPECIFICATION 0200

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


              GENERIC ELECTRICAL & PHYSICAL INTERFACE SPECIFICATION




         CONTENTS

1.GENERAL......................................................................................   34
2. PHYSICAL INTERFACE..........................................................................   34
3. ELECTRICAL INTERFACE........................................................................   35
         3.1. General Characteristics..........................................................   35
         3.2. Specifications at the output ports...............................................   35
         3.3. Specifications at the input ports................................................   35
         3.4. Earthing of screen...............................................................   35
                  3.4.1. Output Ports..........................................................   35
                  3.4.2. Input Ports...........................................................   35
         3.5. Interference.....................................................................   35
         3.6. Jitter...........................................................................   36
                  3.6.1. Maximum jitter at output ports........................................   36
                  3.6.2. Tolerance of input ports to jitter and wander.........................   36
                  3.6.3. Measurement of Jitter.................................................   36
         3.7. Wander at BT and Operator input ports............................................   36
4. BT AND OPERATOR NETWORK SYNCHRONISATION.....................................................   36
         4.1. General..........................................................................   36
         4.2. Synchronisation requirements for Master/Slave working............................   39
         4.3. Operator wishing to effect their own synchronisation.............................   39
5. FUNCTIONAL CHARACTERISTICS OF THE INTERFACE.................................................   39
         5.1. Signalling.......................................................................   39
         5.2. Timeslot '0'.....................................................................   40
         5.3. Alarm Indication Signal (AIS)....................................................   40
         5.4. Channel Time Slot Encoding.......................................................   40
6. SAFETY AND PROTECTION.......................................................................   40
         6.1. Dangerous Voltages...............................................................   40
         6.2. Radiation Hazards................................................................   41
7. REFERENCES..................................................................................   42
8. GLOSSARY....................................................................................   42
9. HISTORY.....................................................................................   44

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


1.     GENERAL


This document defines the physical and electrical characteristics of Customer Sited Interconnect links, between the BT System and the Operator System. All references to ITU Recommendations refer to the White Book unless otherwise indicated.



2.     PHYSICAL INTERFACE


The interconnection between the BT System and the Operator System shall be provided by a BT digital path that terminates on a BT Circuit Termination Unit
(CTU) located within the building housing the Operator Switch. The BT CTU will present a G703 interface on two 75 ohm coaxial cables direct to either the Operator Switch or an Operator Digital Distribution Frame (DDF) which is co-located with the Operator Switch. The Point of Connection shall be the 75 ohm G703 coaxial connector at the BT end of the cables connecting the CTU to the Operator Switch (or co-located Operator DDF) (See Fig 1). The coaxial cables connecting the CTU to the Operator Switch shall have a loss not exceeding 6dB at 1024 kHz (see Fig 1).


                           [FIGURE 1 GRAPHIC OMITTED]

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


3.     ELECTRICAL INTERFACE

The following section shall apply to a 2Mbit/s interface using the coaxial pair option of ITU-T Recommendation G.703 (Physical/Electrical Characteristics of Hierarchical Digital Exchanges).



         3.1.  GENERAL CHARACTERISTICS

         These shall conform with section 6.1 of ITU-T Rec. G703


         3.2.  SPECIFICATIONS AT THE OUTPUT PORTS

         These shall conform with section 6.2 of ITU-T Rec. G.703 (Table 6).


         3.3.  SPECIFICATIONS AT THE INPUT PORTS

         These shall conform with section 6.3 of ITU-T Recommendation G.703.


         3.4.  EARTHING OF SCREEN

                  3.4.1.OUTPUT PORTS

                  At output ports the cable screen shall be bonded to the equipment metalwork at the equipment boundary or as near as possible to it.

                  3.4.2.INPUT PORTS

                  The input port cable screen shall be earthed via a capacitor (typically 0.1 (mu)F) to the equipment. Provision shall be also made at this point for providing a DC connection to earth. The equipment shall be set-up with the DC earth not connected, this is illustrated in figure 1. A suitable ferrite tube ferrule should be threaded onto the cable so as to be located at a point between the bonding point and the equipment circuitry


         3.5.  INTERFERENCE

         The input ports shall tolerate, without error, interference from a non synchronous standard test signal (ITU-T Recommendation 0.151- Error Performance Measuring Equipment for Digital Systems At The Primary Bit Rate and Above) at a level 18dB lower than the wanted signal.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


         3.6.  JITTER

                  3.6.1. MAXIMUM JITTER AT OUTPUT PORTS

                           Under worst case operating conditions (i.e. fault free) the output jitter shall not exceed 0.05 UI when measured in the frequency range 20 Hz to 100 kHz.

                                                                           Note:
                  This assumes that the Operator Switch meets:

                                 1.  the input jitter tolerances given in
                                     section 3.6.2.

                                 2.  the jitter transfer function given in
                                     Figure 5 of ITU-T Recommendation Q.551
                                     (Transmission Characteristics of Digital
                                     Exchanges).

                  3.6.2.TOLERANCE OF INPUT PORTS TO JITTER AND WANDER

                           The tolerance of both the BT and the Operator input ports to jitter shall be as defined in section 3.1.1 of ITU-T Recommendation G.823 (Jitter And Wander Tolerance of Digital Input Ports).


                  3.6.3.MEASUREMENT OF JITTER

                  A jitter measuring set conforming to the requirements of ITU-T Recommendation O.171 (Timing Jitter Measuring Equipment for Digital Systems) shall be used. BT and the Operator shall co-operate in the application of testing methods as described in ITU-T Recommendation G.823 (The Control of Jitter and Wander Within Digital Networks Which Are Based on the 2048 Kbit/s Hierarchy).



         3.7.  WANDER AT BT AND OPERATOR INPUT PORTS

         The tolerance of the BT and Operator input ports to wander shall be as defined in section 3.1.1 of ITU-T Recommendation G.823.


4.     BT AND OPERATOR NETWORK SYNCHRONISATION


         4.1.  GENERAL

         The BT System employs a central master clock to maintain a co-operatively synchronised system within ITU-T recommended frequency limits. The synchronisation utilities that co-operate to establish the synchronous clock rate

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


              are geographically located to ensure that any point in the BT System is contained within an 18 microsecond phase deviation (wander). The Operator System shall conform to the requirements listed below, which will ensure that Operator Switches are synchronised to the BT System.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


         4.2.  SYNCHRONISATION REQUIREMENTS FOR MASTER/SLAVE WORKING

         The BT System and the Operator System shall function synchronously, in a master/slave relationship. To meet this requirement the Operator System shall take its timing from BT nominated 2 Mbit/s links carrying normal traffic between the BT and the Operator Switch Connections. The synchronisation from BT will be from the highest order timing source traceable to a G811 quality clock. If the Operator Switch is taking timing information from the BT System via a 2 Mbit/s link which fails (i.e. AIS is detected) then it must meet the following requirements:

                     A. Switching to an alternative 2Mbit/s synchronisation
                        link, if available.

                     B. If no synchronisation links are available, entering
                        holdover mode and keeping within the limits of holdover operation specified in section 2.2.3 of ITU-T Recommendation G.812 (Holdover Operation).



         4.3.  OPERATOR WISHING TO EFFECT THEIR OWN SYNCHRONISATION

         Timing information shall be exchanged between the BT System and the Operator System, for the purpose of minimising timing perturbations in general and slip rates in particular, drawing for guidance on the objective characteristics for the performance of digital clocks and of slip rate given in ITU-T recommendations G.811 and G.822.



5.     FUNCTIONAL CHARACTERISTICS OF THE INTERFACE


Functional characteristics of the 2 Mbit/s interface shall be in accordance with ITU-T Recommendations G.704 (Synchronous Frame Structures used at Primary and Secondary Hierarchical Levels) and G.706 (Frame Alignment and Cyclic Redundancy Check (CRC) Procedures Relating To Basic Frame Structures Defined In Rec. G704) with the following additions and clarification's:


         5.1.  SIGNALLING

         If Time Slot 16 is not required for signalling information, it must not be used as a traffic carrying channel within the BT System. Signalling across the interface is not specified in this document.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


         5.2.  TIMESLOT '0'

         Chapter 2.3 of Rec. G.704 (Basic Frame Structure at 2048 Kbit/s) applies. Bits 4-7 in time slot zero not containing the frame alignment signal should be set to "1". The use of bit 8 for the return direction shall be determined by BT at each location. On some systems bit 8 will be set to "1" in the go and return direction. On other systems when BT detects one or more errors in the frame alignment word, this bit 8, in the return TSO "not" word, will be set at a "1" state on two successive occasions; when no errors are detected bit 8 will be set to the "0" state. If possible, the Operator Switch should make the same use of this bit 8, if not it should be tolerant to the sending of bit 8 in the return direction and set it to "0" in the go direction.


         5.3.  ALARM INDICATION SIGNAL (AIS)

         Under certain fault conditions AIS is used in the BT System. AIS is indicated by a continuous stream of binary 1's. When transmitted AIS is controlled by a free running 2048 kbit/s crystal oscillator (accuracy within +/- 50 ppm).

         The strategy for detecting the presence of AIS should be such that AIS is detectable, even in the presence of an error ratio of 1 in 1000. However, a signal with all bits except the frame alignment word in the '1'state, should not be mistaken as an AIS.



         5.4.  CHANNEL TIME SLOT ENCODING

         The 64 kbit/s channel time slots comprising the 2048 kbit/s stream shall carry 'A' law encoded information as defined in ITU-T Recommendation G.711 (Pulse Code Modulation (PCM) Of Voice Frequencies).

         The idle channel bit pattern transmitted over the Interconnect Link shall be compliant with ITU-T Recommendation Q.522 section 2.12 (Bit Patterns Generated By The Exchange In Idle Channel Time slots).


6.     SAFETY AND PROTECTION


         6.1.  DANGEROUS VOLTAGES

         In order to protect personnel and equipment on both sides of a Point Of Connection, it is necessary to provide protection against the transmission of excessive voltage across the interface.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


         Excessive voltages shall be as defined in BS 6301: 1989. For equipment which uses or generates excessive voltages the interface shall be electrically isolated from those voltages. Suitable devices are described in BS 6301: 1989.


         6.2.  RADIATION HAZARDS

         Where radio equipment is used, arrangements shall be made to protect all personnel from levels of radiation exceeding 1 milliwatt per square centimetre.

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


7.     REFERENCES


         ITU-T

         G.703 Physical/Electrical Characteristics of Hierarchical Digital Exchanges
         G.704 Synchronous Frame Structures used at Primary and Secondary Hierarchical Levels.
         G.706 Frame Alignment and Cyclic Redundancy Check (CRC) Procedures Relating To Basic Frame Structures Defined In Rec. G704
         G.711        Pulse Code Modulation (PCM) Of Voice Frequencies.
         G.811        International Connections Terminating on Synchronous
                      Network Nodes
         G.812        section 2.2.3 (Holdover Operation).
         G.823        The Control of Jitter and Wander Within Digital Networks
                      Which Are Based on the 2048 KBIT/S Hierarchy
         G.823        section 3.1.1 Jitter And Wander Tolerance of Digital Input
                      Ports
         O.151 Error Performance Measuring Equipment for Digital Systems At The Primary Bit Rate and Above
         O.171        Timing Jitter Measuring Equipment for Digital Systems
         Q.522 Section 2.12 Bit Patterns Generated By The Exchange In Idle Channel Time slots
         Q.551        Transmission Characteristics of Digital Exchanges
         BS6301 1989. Safety Requirements for Apparatus for Connection to British Telecommunication Networks


8.     GLOSSARY


         (micron)F - Micro Farad
         (micron)s - Microsecond
         2Mbit/s   - 2048Kbit/s
         AIS       - Alarm Indications Signal
         BS        - British Standard
         CTU       - Circuit Terminating Unit.
         dB        - Decibel
         DC        - Direct Current
         DDF       - Digital Distribution Frame
         ITU-T     - International Telecommunication Union - Telecommunications
         Kbit/s    - KiloBits per second
         kHz       - Kilo Hertz
         Mbit/s    - Megabits per second
         ppm       - Parts per million
         UI        - Unit Interval

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


9.     HISTORY

        Issue 1 January 1994
        Issue 2 draft 1 June 1994
        Issue 2 July 1994
        Issue A August 1994
        Issue B Sept 1994
        Issue C January 1996



                              END OF SPECIFICATION


        BT Networks and Systems
        Interconnect Standards
        PP 311 Angel Centre
        403 St John St
        London
        EC1V 4PL

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


                             [BT LOGO and GRAPHIC]



                                     GENERIC
                                  C7 SIGNALLING
                             INTERFACE SPECIFICATION


                             I/C SPECIFICATION 0300

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


GENERIC C7 SIGNALLING INTERFACE SPECIFICATION


1.     BACKGROUND

         The C7 signalling interface between BT and the Operator Systems shall be as defined in the Public Network Operator - Interconnect Standards Committee - (PNO-ISC) specifications of the Network Interfaces Co-ordination Committee - (NICC). ISC specifications 5 and 6 form the basis for the Generic C7 Signalling Interface Specification

         The Operator shall provide a compliance statement for each specification shown in the table below. The compliance statements shall be discussed by BT and the Operator and when agreed shall confirm that the Operator Exchange type and build is suitable for interconnection of the BT and Operator Systems.


2.     REQUIREMENTS FOR COMPLIANCE STATEMENTS


        -----------------------------------------------------------------------------------------------------------
        ISC SPECIFICATION                    DESCRIPTION                          COMPLIANCE STATEMENT REQUIREMENTS
                                                                                  FROM OPERATOR
        -----------------------------------------------------------------------------------------------------------
        ISC 5                                Message Transfer Part (MTP)          Define features relevant to Calls
                                                                                  and services set out in this
                                                                                  agreement.
        -----------------------------------------------------------------------------------------------------------
        ISC 6 Section 2 and 3                IUP. Library of messages, codes      Statement for Calls and services
                                             and common procedures
        -----------------------------------------------------------------------------------------------------------
        ISC 6 Section 4 onwards              IUP. Message sequence diagrams and   Statement for Calls and services.
                                             descriptions for basic and
                                             supplementary services.
        -----------------------------------------------------------------------------------------------------------


         Some ISC specifications await ratification by NICC. Prior to such ratification, ISC CPs and equivalent documents may be used (An example is PNO-ISC CP001). Once the ISC specifications are ratified by NICC they shall take precedence.


         3.  INTERCONNECT TO BT ISC

         The statements given above on C7 IUP also apply when an Operator interconnects to a BT ISC. For interconnect to a BT ISC using Telephony User

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


         Part - TUP the signalling interface shall comply with CCITT recs.
         Q.701 to Q.708, Q.723 and Q.724.


4.     GLOSSARY

         NICC: The Network Interfaces Co-ordination Committee set up by OFTEL comprising members of industry for the purpose of advising the Director General on interfaces for interconnection between licensed operators.

         PNO-ISC: Public Network Operators - Interconnect Standards Committee. Secretariat:-

         Network Interfaces Co-ordination Committee ISC Secretariat
         Mercury House
         Waterside Park
         Longshot Lane
         Bracknell Berkshire


         CCITT: The International Telegraph and Telephone Consultative Committee is now succeeded by the ITU(T) and (R) International Telecommunications Union (Telecommunications) and (Radio).


5.     HISTORY


              Issue 1.0    January 1994
              Issue 1.1    February 1994
              Issue 1.2    April 1994 Issue
              Issue A      August 1994
              Issue B      August 1994
              Issue C      January 1996


      BT Networks and Systems
      Interconnect Standards
      PP 311 Angel Centre
      403 St John St
      London EC1V 4PL

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


                             [BT LOGO and GRAPHIC]



                                     GENERIC
                                  TRANSMISSION
                             INTERFACE SPECIFICATION


                             I/C SPECIFICATION 0100

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


                  GENERIC TRANSMISSION INTERFACE SPECIFICATION



                                    CONTENTS:


1.  GENERAL.......................................................................................  50
2.  RESPONSIBILITIES..............................................................................  50
3.  RELEVANT PARAMETERS...........................................................................  51
4.  OVERALL TRANSMISSION LOSS.....................................................................  51
         4.1 Loudness Rating(LR)..................................................................  51
5.  APPORTIONMENT OF OVERALL LOUDNESS RATING (OLR)................................................  51
         5.1 End to End Requirements..............................................................  51
         5.2 GSM/PCN Loudness Control.............................................................  52
         5.3 RLR And Receive GSM Volume Control...................................................  52
6.  TRANSMISSION TIME.............................................................................  52
         6.1 Transmission Delays Within The Fixed Network - Without echo control..................................................................................  52
         6.2 Preferred Apportionment Of Transmission delay........................................  53
         6.3 Calls that involve an International Gateway..........................................  53
         6.4 Maximum delay under route failure conditions.........................................  53
         6.5 Transmission Delays Within The Fixed Network - With echo control..................................................................................  53
         6.6 Transmission Delays Involving Digital Mobile/Wireless Access.........................  54
                  6.6.1 Transmission Delays Between Digital Mobile/wireless
                  access and the Fixed Network - With echo control................................  54
                  6.6.2 Transmission Delays Within Digital Mobile/wireless
                  access Networks - With echo control.............................................  54
         6.7 Transmission Delays On International Calls - With echo control.......................  54
7.  ECHO LOSS.....................................................................................  54
         7.1 GSM/PCN Echo Loss....................................................................  56
         7.2 Echo Control - International Conformance.............................................  56
         7.3 Echo Control - GSM...................................................................  56
8.  STABILITY LOSS................................................................................  56
9.  QUANTISING DISTORTION.........................................................................  57
         9.1 Fixed Network Limits.................................................................  57
         9.2 Mobile Network limits................................................................  57
10. CODING STANDARDS..............................................................................  57
11. NOISE.........................................................................................  58
12. ATTENUATION DISTORTION........................................................................  58
13. GROUP DELAY DISTORTION........................................................................  58
         13.1 Sidetone Masking Rating - Normal Telephony Customer to BT
         PSTN.....................................................................................  58
         13.2 Sidetone Masking Rating BT PSTN to GSM/PCN..........................................  59
14. ERROR PERFORMANCE.............................................................................  59

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------



15. NON SPEECH LEVELS.............................................................................  59
16. GSM/PCN HEADSET AND HANDSET SENSITIVITY/FREQUENCY
    CHARACTERISTICS...............................................................................  59
17. REFERENCES....................................................................................  60
18. HISTORY.......................................................................................  61




GENERAL


This Specification sets out the transmission requirements and objectives to be met by BT and the Operator for the interconnection of the BT and Operator Systems. The requirements are based on the relevant International Telecommunications Union (ITU), European Telecommunications Standards Institute
(ETSI) and Public Network Operator - Interest Group (PNO-IG) Recommendations.

References to Global Systems Mobile / Personal Communications Networks (GSM/PCN) are based upon ETSI/ GSM recommendation. 3.5 phase 1. This recommendation is currently under review and will be updated to ETSI 300 540 GSM Phase 2.

End to end requirements involve the performance of Customer equipment which is outside BT and the Operators controls.

Customer networks as referred to throughout this document typically consist of at least one item of Customer Premises Equipment (CPE) situated beyond the Network Terminating Point (NTP).

Where this Specification sets out matters that the Parties endeavour to agree, and agreement is not reached, such matters shall be disputes.


RESPONSIBILITIES

The responsibility for overall transmission quality is held by the Party selected by the Customer to carry the Call. If the Call is an indirect access Call then the indirect access Operator is responsible for the end to end quality of the Call.

If the overall transmission quality for a Call cannot be met because either Party is unable to comply with the reasonable requests of the other Party, then neither Party will be obliged to convey the Call.



--------------------------------------------------------------------------------
                                 PAGE 49 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------



RELEVANT PARAMETERS

Overall performance is affected by the following parameters:

Overall loss
Transmission Time (Absolute delay and propagation delay)
Echo and Stability
Quantising distortion
Coding standards
Attenuation distortion
Group delay distortion
Sidetone loss
Crosstalk
Errors
Jitter and Wander

BT and the Operator shall endeavour to achieve the requirements and objectives for overall loss, delay, echo loss, quantising distortion, and coding standards given in sections 4 to 10 inclusive. BT and the Operator shall each plan in accordance with the guidance given for the remaining parameters listed above.


It should be noted that for some parameters the CPE may have a significant effect on the end to end performance.

OVERALL TRANSMISSION LOSS


         LOUDNESS RATING (LR)

         The limits for overall loss expressed in terms of Loudness Ratings (LR) are defined in ITU-T Recommendation P. 76 (Blue book November 1989).



APPORTIONMENT OF OVERALL LOUDNESS RATING (OLR)


         END TO END REQUIREMENTS

         BT and the Operator shall endeavour to:

         a) Provide connections which fall within the ITU-T G111 recommended OLR range of 8dB to 20dB for all analogue or mixed analogue/digital routings. For all digital routings the mean value for OLR shall be in the range 8dB to 12dB.

         b) avoid connections which exceed the ITU-T Recommended limiting OLR value of 29dB


--------------------------------------------------------------------------------
                                 PAGE 50 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


         C) minimise the range of different Transmission levels experienced by any one Customer.


         GSM/PCN LOUDNESS CONTROL

         Cellular network operators may utilise digital level control in the mobile switched network to control Send Loudness Rating (SLR) and Receive Loudness Rating (RLR). values.
 .

         RLR AND RECEIVE GSM VOLUME CONTROL

         The use of any Customer controlled receive volume control shall not decrease (i.e. make more sensitive) the RLR, by more than 10 dB for planning purposes.


TRANSMISSION TIME



         TRANSMISSION DELAYS WITHIN THE FIXED NETWORK - WITHOUT ECHO CONTROL


         For UK Calls not employing echo control, the NTP - NTP one way delay shall be less than 13 ms for at least 95% (See (1)) of Calls. Assuming that Customer network delays at each end of the Call do not exceed 5 ms, then the total end to end delay shall be less than 23 ms.

         For the small proportion of Calls that exceed the 13ms limit, an absolute limit of 25ms excluding Customer networks shall be observed. Previous investigations have identified that customers may find such Calls to be unacceptable since Customer network delays could increase the end to end delay to over 30ms.




--------
(1) The 95% limits in 0, 0, 0, 0, 0 & 0 shall be implemented such that the possibility of individual Customers always encountering unacceptable performance is minimised.

--------------------------------------------------------------------------------
                                 PAGE 51 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------



                  PREFERRED APPORTIONMENT OF TRANSMISSION DELAY


                               [GRAPHIC OMITTED]



The apportionment principles presented in Figure 1 ensure that BT or Operator Customers experience acceptable levels of transmission delay. Any reapportionment of the segment boundaries (Collection, Transport and Delivery) shall be subject to joint agreement.


         CALLS THAT INVOLVE AN INTERNATIONAL GATEWAY

         For International Calls the one way delay from the NTP to the International Switching Centre (ISC) shall be no greater than 7 ms for 95% of Calls, with an absolute limit of 12 ms.


         MAXIMUM DELAY UNDER ROUTE FAILURE CONDITIONS.

         In situations where Calls have to be re-routed around failed sections of the BT or Operator Network, it is acceptable for the proportion of Calls meeting recommended delay limits to fall below 95%, however the absolute limits given above shall not be exceeded.


         TRANSMISSION DELAYS WITHIN THE FIXED NETWORK - WITH ECHO CONTROL

         Where echo control is provided over the fixed network, the one-way delay limit for at least 95% of national Calls shall be less than 125 ms. No Calls shall exceed the absolute one-way delay limit of 150 ms.


--------------------------------------------------------------------------------
                                 PAGE 52 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------




         TRANSMISSION DELAYS INVOLVING DIGITAL MOBILE/WIRELESS ACCESS

                  TRANSMISSION DELAYS BETWEEN DIGITAL MOBILE/WIRELESS ACCESS AND THE FIXED NETWORK - WITH ECHO CONTROL

              The one way delay limit for at least 95% of Calls between mobiles on digital networks or wireless access networks and the fixed network shall be less than 125 ms. No Calls shall exceed the absolute one-way delay limit of 150 ms.


                  TRANSMISSION DELAYS WITHIN DIGITAL MOBILE/WIRELESS ACCESS NETWORKS - WITH ECHO CONTROL.

              The one way delay limit for at least 95% of Calls between mobiles on digital networks or wireless access networks within the UK shall be less than 215 ms. No connection shall exceed 230 ms one way delay.


         TRANSMISSION DELAYS ON INTERNATIONAL CALLS - WITH ECHO CONTROL.

         The maximum one way delay for an International Call using echo control will depend upon the nature of the destination network e.g. fixed, digital mobile or wireless access and the transmission media e.g. satellite or cable.

         International Calls using echo control should not exceed 400 ms, it is however recognised that under cable circuit failure/congestion conditions, satellite backup circuits may not meet this requirement.


ECHO LOSS

BT and the Operators shall seek to meet the design objective for echo loss (as defined in ITU-T Recommendation G122) presented at the Switch Connection with equal relative levels for both directions of transmission of 20dB, with no connections being less than 15dB for practical implementation.

CPE connected via a 2-wire interface can have significant effect on echo losses. For planning purposes BT and the Operator shall assume that CPE will present an impedance of 600 ohms or the network shown in fig 5 of BS6305 at the 2 wire NTP.

CPE and Customer networks are likely to determine the largest part of echo losses in the case of 4-wire connection to the BT and the Operator Systems. For planning purposes BT and the Operator shall assume that the CPE meets the 20dB echo loss objectives given in the Oftel Network Code of Practice (for the Design of Private Telecommunications Networks) - NCOP.


--------------------------------------------------------------------------------
                                 PAGE 53 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------




         GSM/PCN ECHO LOSS

         The echo loss under operational conditions for a GSM/PCN based system shall be at least 46 dB referred to the Switch Connection with any Customer volume control set to its maximum output (i.e. loudest) position. ETSI/GSM 03.50/1 Section 3.4.1 provides further information related to echo loss. ITU-T Recommendation G165 provides guidance for the performance of echo control devices when switched into a connection. ITU-T Recommendations G151 and G473 refer.


         ECHO CONTROL - INTERNATIONAL CONFORMANCE

         Echo control devices for international connections to and from BT shall conform to ITU-T. Rec.G.165 on echo cancellers.


         ECHO CONTROL - GSM

         The GSM/PCN system shall provide echo protection as stated in ETSI/GSM 03.50/1 Section 3.4.2.


STABILITY LOSS

For International Calls and National Calls stability loss considerations shall be satisfied by the following requirement.

The loss presented at the Switch Connection with equal relative levels for both directions of transmission shall not be less than 6dB at any frequency up to 4kHz. Account shall be taken of all conditions presented at the Switch Connection under normal operating conditions and any customer volume controls should be at maximum output.

CPE connected via a 2-wire interface may have a significant effect on stability loss. For planning purposes BT and the Operator shall assume the CPE may present either open circuit or short circuit conditions at a 2-wire NTP.

CPE and Customer networks are likely to largely determine the stability losses in the case of 4-wire connection to the BT and the Operator Systems. For planning purposes BT and the Operator shall assume that the CPE meets the 6dB stability loss requirement given in the NCOP.

It is recognised by the Parties that stability losses of less than 6 dB could cause oscillation.


--------------------------------------------------------------------------------
                                 PAGE 54 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------





QUANTISING DISTORTION


         FIXED NETWORK LIMITS

         In order to meet international and UK requirements the following limits for quantising distortion units (qdu) shall be met:

         A1) Max end to end International                              14 qdu
         B1) Public network collection      (access network)           5 qdu
         C1) National transport/Trunk Network                          0 qdu
         D1) Public network delivery (access network)                  5 qdu



         MOBILE NETWORK LIMITS

         D2) Max end to end International                              18 qdu
         A2) Collection    (access  network)                           7 qdu
         B2) National transport/Trunk Network                          0 qdu
         C2) Delivery (access network)                                 7 qdu

         For planning purposes BT and the Operator shall assume that Customer networks do not introduce more that 2 qdu.



CODING STANDARDS

At a digital interface it is a requirement that analogue information shall be encoded using the 8bit, A-law characteristic in accordance with ITU-T Recommendation G711 such that a 64kbit/s time slot at the Switch Connection can be decoded using a 8 bit, A-law decoder.


--------------------------------------------------------------------------------
                                 PAGE 55 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------



NOISE


The limits for single tone or narrow band noise shall be more stringent than the limits for wideband noise to avoid Customer annoyance. As a general rule, the power in any individual tone should be 10dB less than the psophemetric noise power in the circuit (ITU-T Recommendation P11).

The following ITU-T recommendations shall be complied with to give appropriate limits.

                  Digital Exchanges - Recommendations Q.551 and Q.554 PCM line systems - Recommendation G.712
                  GSM/PCN systems - ETSI/GSM 3.50/1 section 3.2

The limits in Recommendation G.123 are of particular importance as they control the level of noise on International Calls.



ATTENUATION DISTORTION

In order to adequately control attenuation distortion each component of the connection shall have a suitable distortion limit. The following ITU-T Recommendations apply.

                  Digital Exchanges - Recommendations Q.551 and Q.554 Digital Line Systems - Recommendation G.712


GROUP DELAY DISTORTION

The following ITU-T Recommendations give suitable limits for the group delay distortion introduced by line transmission systems and coding processes in digital exchanges:

                  Digital Exchanges - Recommendations Q.551 and Q.554 Digital Line Systems - Recommendation G.712




         SIDETONE MASKING RATING - NORMAL TELEPHONY CUSTOMER TO BT PSTN.

         The Sidetone Masking Rating (STMR) for telephony CPE connected to a BT Network Terminating Point shall nominally be taken as 7 dB for planning purposes.


--------------------------------------------------------------------------------
                                 PAGE 56 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------



         SIDETONE MASKING RATING BT PSTN TO GSM/PCN

         The Sidetone Masking Rating (STMR) for telephony CPE allowing users to gain access through the GSM system shall be nominally taken as outlined in ETSI/GSM 03.50/1 for STMR and LSTR.



ERROR PERFORMANCE



Error performance of digital networks is of key importance as it determines the end to end performance of both end to end digital services and analogue services supported by the BT and Operator Systems.
The allocation principles of Recommendation G. 821 shall be used when determining the error for individual transmission systems.





NON SPEECH LEVELS

The use of any non-speech signals within an established Call, or during the phase of Call set-up or clear down, for such purposes as signalling (e.g. DTMF) shall comply with the principles set in Section 4 of BS6305 : 1992, that have been based upon a 0 dBr interface.
Interfaces that are not taken as a 0 dBr point shall be planned as if they were a 0 dBr for purposes of realising interconnection between the BT System and a PCN/ GSM System.


GSM/PCN HEADSET AND HANDSET SENSITIVITY/FREQUENCY CHARACTERISTICS

The GSM/PCN system shall provide a performance in accordance with Section 3.8 of ETSI/GSM Recommendation 03.50/1.


--------------------------------------------------------------------------------
                                 PAGE 57 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------



REFERENCES

         ITU-T RECOMMENDATIONS

         G.111 Loudness Ratings in an International Connection
         G.122 Influence Of National Systems On Stability, Talker Echo and Listener Echo In International Connections
         G.123 Circuit Noise In National Circuits
         G.151 General performance objectives applicable to all modern Internat ional and National extension circuits.
         G165 Echo cancellers
         G473 Interconnect of a Maritime Mobile satellite system with the International automatic switched telephone service: Transmission aspects
         G.711 Pulse code modulation (PCM) of voice frequencies.
         G.712 Performance characteristics of PCM channels between 4-wire interfaces at voice frequencies.
         G.821 Error performance of an International digital connection forming part of an integrated services digital network.
         P.11 Effect Of Transmission Impairments
         P.16 Subjective effects of direct crosstalk; Thresholds of audibility and intelligibility
         P.76 Determination of Loudness rating; Fundamental principles
         Q.551 Transmission characteristics of digital exchanges.
         Q.554 Transmission characteristics at digital interfaces of a digital Exchange.

         BS SPECIFICATIONS

         BS 6305

         NCOP - OFTEL Network Code Of Practice for the design of Private Telecommunications Networks

         ETSI SPECIFICATIONS

         ETSI/GSM Recommendation 03.50


--------------------------------------------------------------------------------
                                  PAGE 58 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------




HISTORY

              ISSUE 1.0     JANUARY 1994
              ISSUE 1.1     FEBRUARY 1994
              ISSUE 2       DRAFT 1 JUNE 1994
              ISSUE 2       JULY 1994
              ISSUE 2.1     7 JULY 1994
              ISSUE A       AUGUST 1994
              ISSUE B       AUGUST 1994
              ISSUE C       JANUARY 1996


                              END OF SPECIFICATION




           BT Interconnect Standards
           PP 311, Angel Centre
           403 St John St
           London
           EC1V 4PL

--------------------------------------------------------------------------------
                                 PAGE 59 of 61

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


                             [BT LOGO and GRAPHIC]


                                     GENERIC
                          SYNCHRONOUS DIGITAL HIERARCHY
                             INTERFACE SPECIFICATION


                             I/C SPECIFICATION 0120


















-------------------------------------------------------------------------------

                               SUBJECT TO CONTRACT
--------------------------------------------------------------------------------


GENERIC SYNCHRONOUS DIGITAL HIERARCHY INTERFACE
SPECIFICATION


INTERCONNECT REQUIREMENTS

         The Synchronous Digital Hierarchy interface between the BT and Operator Systems shall be as defined in the "Technical Recommendation" agreed in the Public Network Operator - Committee for SDH Interconnect PNO-CSI (The PNO-CSI is a sub committee of the NICC - PNO-IG Network Interoperability Consultative Committee, Public Network Operators Group).

         The Operator shall provide a suitable compliance statement against the above Technical Recommendation. This compliance statement shall be discussed by BT and the Operator and when agreed shall confirm that the SDH system is suitable for interconnection of the BT and Operator Systems.


FUNCTIONAL CHARACTERISTICS OF THE 2 MBIT/S INTERFACE

         The functional characteristics of the 2 Mbit/s interface shall be as specified in the BT Generic Electrical and Physical Interface Specification.


REQUIREMENTS FOR COMPLIANCE STATEMENT


--------------------------------------------------------- --------------------------------------------------
SPECIFICATION                                             DESCRIPTION
--------------------------------------------------------- --------------------------------------------------
SDH interconnect between UK Licensed Operators -          Defines interworking requirements at the Point of
Technical Recommendation                                  Connection for all SDH network layers
--------------------------------------------------------- --------------------------------------------------
Electrical and Physical Specification                     Section 5 functional characteristics of the
                                                          2Mbit/s interface.
--------------------------------------------------------- --------------------------------------------------

         Copies of the PNO-IG SDH Technical Recommendation are available from NICC to members.

HISTORY

         Issue D  January 1996

         BT Interconnect Standards
         PP 311, Angel Centre
         403 St John St, London
         London EC1V 4PL



--------------------------------------------------------------------------------

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                     ANNEX A

                             PLANNING AND OPERATIONS




                                      INDEX


              A1            Definitions
              A2            General
              A3            Network Information
              A4            Location of Switch Connections
              A5            Routing Principles
              A6            ISI Interconnect Link Architecture
              A7            Capacity Provision
              A8            Traffic Forecasts
              A9            Capacity Profiles and Advance Capacity Orders
              A10           Capacity Orders and Testing
              A11           Capacity Order Timescales
              A12           Numbering
              A13           Technical Review Meetings
              A14           Switch Testing
              A15           Transmission and Signalling
              A16           Performance Standards
              A17           Operations
              A18           Services


                                   APPENDICES


              A             BT/Operator Network Information
              B             BT/Operator Interconnect Information
              C             Commercial

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



1.       DEFINITIONS

1.1 In this Annex, the Appendices and tables a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or appendix of this Annex. Words, abbreviations and expressions have the meanings given in Annex D.

2.       GENERAL

2.1 This Annex details the planning and operational principles for conveying Calls between the BT System and the Operator System and provides the technical basis for the Specifications and for the Manuals. The Specifications define the characteristics of the interface between the BT System and the Operator System. The Manuals provide procedures for the provision and rearrangement of Capacity (Provisioning Manual), testing (Testing Manual) and operations and maintenance (Operations and Maintenance Manual).

2.2 This Annex contains provisions on the planning and operation of services provided under this Agreement. The details of the interconnect between the Parties' Systems and the plans for future developments relating to interconnect shall be recorded in the Technical Master Plan. The Customer Service Plan shall contain details of the points of contact within the Operator's and BT's organisation. The Parties shall endeavour to keep these documents up to date.

3.       NETWORK INFORMATION

3.1 Insofar as not previously provided, each Party shall provide to the other the information listed in Appendix A as soon as reasonably practicable and in any event not more than 20 Working Days from the date of this Agreement.

3.2 In addition to the requirements set out in paragraph 4 of the main body of this Agreement, each Party will provide to the other information on any proposed introduction, closure, replacement or modification to any Switch referred to in paragraph 3.1 and where relevant, adjustments to the Number Ranges supported by such Switches as soon as practicable and, in any event, at not less than 4 months prior to the implementation.

3.3 Each Party will provide to the other, on request, information on the availability (or otherwise) of sufficient transmission capacity at any BT or Operator building for establishing IECs from that location.

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



4.       LOCATION OF SWITCH CONNECTIONS

4.1      BT SWITCH CONNECTIONS

4.1.1 The Operator shall nominate by written notice to BT, the BT Switch Connections at the following BT Exchanges identified in accordance with paragraph 3.1 (where the Operator wishes to handover Calls from the Operator System to the BT System):

                     (a)    Any BT Tandem Exchange;

                     (b)    Any BT DLTE;

                     (c)    Any BT DLE;

                     (d)    Any BT ISC.

4.1.2 BT shall nominate by written notice to the Operator, BT Switch Connections where BT wishes to handover Calls (for which BT has responsibility in accordance with paragraph 5.1.3) from the BT System to the Operator System.

4.1.3 The Operator shall nominate by written notice to BT, BT Switch Connections where the Operator wishes Calls (for which the Operator has responsibility pursuant to paragraph 5.1.3) to be handed over from the BT System to the Operator System.

4.2      OPERATOR SWITCH CONNECTIONS

4.2.1 BT shall nominate by written notice to the Operator, Operator Switch Connections at an Operator Exchange identified in accordance with paragraph 3.1 at which BT wishes to handover Calls from the BT System to the Operator System.

4.2.2 The Operator shall nominate by written notice to BT, Operator Switch Connections at which the Operator wishes to handover Calls (for which the Operator has responsibility in accordance with paragraph 5.1.3) from the Operator System to the BT System.

4.2.3 BT shall nominate by written notice to the Operator, Operator Switch Connections where BT wishes Calls (for which BT has responsibility pursuant to paragraph 5.1.3) to be handed over from the Operator System to the BT System.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

4.3      AGREEMENT OF SWITCH CONNECTIONS

4.3.1 The Parties shall endeavour to agree which Switch Connections shall be used for the conveyance of Calls between the Parties. In the event that agreement cannot be reached either Party may notify the other in writing of a Dispute

5.       ROUTING PRINCIPLES

5.1      RESPONSIBILITIES

5.1.1 Each Party shall route the other Party's traffic in accordance with the following routing principles:

                  (a) routing within a Party's System shall be equivalent to the routing of similar types of traffic for the generality of such Party's Customers including alternative routing where appropriate;

                  (b) insofar as practicable routing shall avoid analogue routing within a Party's own System. The Parties acknowledge that some International Calls and Calls to or from Third Party's systems may involve analogue routing.

5.1.2 The Parties shall develop and apply network traffic management strategies and procedures to maintain customer service quality and to protect the Parties' Systems as are appropriate. Full details of the network traffic management provisions are set out in the Operations and Maintenance Manual. These shall include:

                  (a) designation of specific Traffic Routes to restore service if a route loss occurs;

                  (b) establishment of overflow procedures if there is route congestion;

                  (c) establishment of special procedures for busy circuits enabling either diversion of a Call to a different routing or diversion to an agreed tone or message.

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



5.1.3 The responsibilities for Traffic Types are set out in Table A below. The responsibilities include choice of Switch Connections, provision of Traffic Forecasts, provision of Capacity Profiles and placing of Capacity Orders.

                                     TABLE A

                       ------------------------------------ -----------------------------------------
                       TRAFFIC TYPE                         PARTY HAVING THE RESPONSIBILITIES SET OUT
                                                            IN PARAGRAPH 5.1.3
                       ------------------------------------ -----------------------------------------
                       Calls to geographic telephone
                       numbers
                       BT to Operator                       BT
                       Operator to BT                       Operator
                       ------------------------------------ -----------------------------------------
                       Calls to non-geographic telephone
                       numbers
                       BT to Operator                       BT
                       Operator to BT                       Operator
                       ------------------------------------ -----------------------------------------
                       International Calls
                       BT to Operator to overseas           BT
                       Operator to BT to overseas           Operator

                       ------------------------------------ -----------------------------------------
                       Transit Calls
                       BT to Operator to transit
                       destination                          BT
                       Operator to BT to transit
                       destination                          Operator
                       ------------------------------------ -----------------------------------------
                       Number Translation Services Calls
                       BT to Operator
                       Operator to BT                       BT
                                                            Operator
                       ------------------------------------ -----------------------------------------
                       Indirect Access Calls
                       BT to Operator                       Operator
                       Operator to BT                       BT
                       ------------------------------------ -----------------------------------------
                       BT Operator services calls
                       Operator to BT                       Operator
                       ------------------------------------ -----------------------------------------
                       Emergency Calls
                       Operator to BT                       Operator
                       ------------------------------------ -----------------------------------------


5.1.4 Each Party shall ensure that a Route Type is provided on each Interconnect Link for the conveyance of Traffic Types for which that Party has responsibility in accordance with paragraph 5.1.3. Where a Party wishes to segregate its traffic into different Traffic Types it may order additional Route Types in accordance with Schedule 01 or 130 as appropriate. Where a Traffic Route is used for the conveyance of Calls for both Parties in accordance with the provisions of paragraph 5.2.8(2), a single Route Type may be used.

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





5.2      INTERCONNECT TRAFFIC ROUTE STRUCTURE

5.2.1 Subject to the provisions of paragraph 5.2.6 the Parties shall establish Interconnect Links to convey Calls between the BT System and the Operator System on Traffic Routes between each Operator Switch Connection and at least one BT DMSU. For Operators with geographic Number Ranges, such BT DMSU (except in the geographic area served by the 0171 and/or 0181 Director Area Numbers):

                  (1) is a Parent BT Exchange for BT DLEs supporting Number Ranges for geographic NNGs shared between BT and the Operator; or

                  (2) is a Parent BT Exchange for BT DLEs supporting Number Ranges for geographic NNGs serving the same geographic area as geographic NNGs used by the Operator and any Third Party Operator.

5.2.2 Subject to the provisions of paragraph 5.2.3, if the Operator uses Number Ranges in the geographic area served by the 0171 and/or 0181 Director Area Numbers and the adjacent BT Charge Groups, Traffic Routes shall be provided between each Operator Switch Connection supporting number ranges in such geographic area (served by the 0171 and/or 0181 Director Area Number or the adjacent BT Charge Groups) and at least one BT DJSU.

5.2.3             If the Operator delivers traffic to a BT Switch Connection at:

                  (a)      a single BT DMSU; or

                  (b)      a BT DMSU and a single BT DJSU;

                  and if BT chooses to deliver traffic from more than one BT Switch Connection to the Operator System, then the relevant Interconnect Link shall be for BT's exclusive use and provided at BT's expense.

5.2.4 If the Operator wishes to provide Traffic Routes to more than one BT DJSU, the Parties shall agree the combination of DJSUs and the Traffic Streams to be routed through them. Under normal operations alternative routing of traffic between the Traffic Routes described in paragraphs 5.2.1 and 5.2.2 will not be available.

5.2.5 The Operator may choose to deliver International Calls (excluding those to Republic of Ireland) to the BT System to one or more BT ISC.

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


5.2.6. Notwithstanding the provisions of paragraph 5.2.1 if the Operator wishes to deliver only International Calls to the BT System (for conveyance to Authorised Overseas Systems other than the Republic of Ireland) the Operator may choose to deliver International Calls to one or more BT ISCs only.

5.2.7 If the Parties fail to agree the BT Tandem Exchanges or the BT ISC referred to in this paragraph 5.2 then either Party may notify the other in writing of a Dispute.

5.2.8             Interconnect Links shall have Traffic Routes such that:

                  (1) for ISI, Traffic Routes shall be established to convey only those Traffic Types for which a Party has responsibility in accordance with paragraph 5.1.3; and

                  (2) for Customer Sited Interconnect, Traffic Routes shall be established, either:

                           a) in accordance with the provisions for ISI set out in (1) above; or

                           b)       for all Traffic Types.

5.2.9 Traffic Routes will be supported by not less than one Signalling Link Set, except for Traffic Routes to a BT ISC where the Operator has Interconnect Links to more than one BT ISC and uses C 7 (TUP) signalling.

5.2.10 The Party whose Switch Connection conveys the relevant Calls to the other's System shall assign Traffic Streams (identified by destination) to a particular Traffic Route. BT and the Operator shall, subject to paragraph 5.4 below, advise each other which Traffic Streams are assigned to which Traffic Route. Unless otherwise agreed, each Party shall use its reasonable endeavours to ensure that traffic is directed in accordance with the advice given to the other. Traffic so routed is primary traffic as described in paragraph 5.4.

5.2.11 Where there is a Traffic Route to or from a Switch Connection and notification has been given by either Party that the relevant Switch Connection is to be removed then no additional Capacity shall be provided on that Traffic Route save that agreed in the Advance Capacity Order current on the date when notification was given.

5.2.12 If BT conveys Emergency Calls from the Operator System BT shall allocate the same priority to Emergency Calls handed over from the

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                  Operator System as it provides to Emergency Calls from BT Customers.

5.2.13 A BT DLE is available solely for the delivery or collection of Calls to or from the Number Ranges served by that BT DLE. A BT DLTE is available for the delivery or collection of Calls to or from Number Ranges served by that BT DLTE and by BT DLEs directly connected to that BT DLTE.

5.2.14 All Calls to BT Number Translation Services shall be handed over at BT DMSUs.

5.2.15 All International Calls sent via the BT System shall be handed over at either BT DMSUs or BT ISCs and comply with the provisions of paragraph 5.6.

5.3      INTERCONNECT TRAFFIC ROUTE DIMENSIONING

5.3.1 Except as described in paragraphs 5.4.2 and 5.4.3 whereby two Traffic Routes may in combination provide the Fully Provided Capacity for a single Traffic Stream, Traffic Routes shall be Fully Provided to carry only the traffic for which Capacity has been ordered in accordance with this Annex and such Traffic Routes shall be operational at no worse than the required grade of service.

5.3.2 Where Traffic Route is used for the conveyance of Traffic for both Parties, the forecast requirement of Capacity shall be based upon the route busyhour. The forecasts shall be based upon a proposed grade of service of better than 0.008 subject to the route dimensioning giving a grade of service of better than 0.02 at 10 per cent traffic overload and better than 0.05 at 20 per cent traffic overload, unless the Parties agree otherwise.

5.4      INTERCONNECT ROUTING RULES

5.4.1 Traffic other than primary traffic shall be identified as overflow traffic. Overflow traffic has a lower priority than primary traffic. However:

                  (a) overflow traffic from the Operator System which has overflowed because of a physical or operational failure of the BT System shall be given the same priority by BT as primary traffic;

                  (b) overflow traffic from the BT System which has overflowed because of a physical or operational failure of the Operator System shall be given the same priority by the Operator as primary traffic; and

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                  (c) when a Call (which was part of the overflow traffic) is switched and the Call has seized a circuit on a Traffic Route, such Call shall lose the overflow categorisation and be treated in the same manner as the other traffic on that Traffic Route.

5.4.2             Operator to BT Traffic

                  (1) The Operator may convey an entire Traffic Stream in one Traffic Route to one BT Switch Connection. These Calls shall be primary traffic.

                  (2) The Operator may overflow a Traffic Stream to a BT Tandem Exchange provided that the Operator has a Traffic Route to that Switch. These Calls shall be overflow traffic.

                  (3) For Calls conveyed on the Operator's written request to BT DMSU, BT DLTEs or BT DLEs BT shall arrange with the Operator for dual paths to be provided within the BT System. The design objective will be to split the Traffic Stream between two Traffic Routes in the ratio 1:1, with a maximum variation of + or - 1/3. These Traffic Routes shall be dimensioned to convey the expected Traffic Streams at the required grade of service. Calls may be initially offered to one Traffic Route or the other, with traffic re-routing to one Traffic Route or the other.

                  (4) For Calls conveyed on the Operator's written request to BT DJSUs, BT shall arrange with the Operator for dual paths to be provided within the BT System, subject to the Parties agreeing the split of the traffic between any Traffic Routes. If the Parties fail to agree the traffic split, then either Party may notify the other in writing of a Dispute.

                  (5) Any such arrangement shall provide for traffic carried on the planned routings in accordance with the planned traffic split to be primary traffic, with all traffic on a routing outside the permitted split as overflow traffic.

                  (6) The Operator may choose between the following routing arrangements:

                            1st choice to planned route     -   primary traffic
                            2nd choice to unplanned route   -   overflow traffic

                            or

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                            1st choice to planned route     -   primary traffic
                            2nd choice to planned route     -   primary traffic




                  (7) BT may charge reasonable additional rates for overflow traffic after two years from the date on which the BT System and the Operator System were or are to be interconnected where such overflow traffic results from a failure to order adequate Capacity to convey the relevant traffic.

                  (8) Notwithstanding paragraph 5.4.2 (7), the Operator shall not pay additional rates for overflow traffic as a result of a physical or operational failure of the BT System.

5.4.3             BT to Operator Traffic

                  (1) BT shall hand over traffic to Operator Switch Connections in accordance with the provisions of paragraph 5.2.1.

                  (2) The following provisions shall apply if there is more than one Operator Switch Connection:

                           (a) BT may convey an entire Traffic Stream in one Traffic Route to one Operator Switch Connection. These Calls shall be primary traffic.

                           (b) BT may overflow a Traffic Stream to another Operator Switch Connection provided that BT has a Traffic Route to that Switch. These Calls shall be overflow traffic.

                           (c) For Calls conveyed on BT's written request to Operator Exchanges the Operator shall arrange with BT for dual paths to be provided within the Operator System. In this instance, the design objective will be to split the Traffic Stream between two Traffic Routes in the ratio 1:1, with a maximum variation of + or - 1/3. These Traffic Routes shall be dimensioned to convey the expected Traffic Streams at the required grade of service. Calls may be initially offered to one Traffic Route or the other, with traffic re-routing to one Traffic Route or the other.

                           (d) Arrangement under paragraph 5.4.3(2)(c) shall provide for traffic carried on the planned routings in accordance with the planned traffic to be split as primary traffic, with all traffic on a routing outside the permitted split as overflow traffic.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                  (e) BT may choose between the following routing arrangements:

                            1st choice to planned route    -  primary traffic
                            2nd choice to unplanned route  -  overflow traffic

                            or

                            1st choice to planned route    -  primary traffic
                            2nd choice to planned route    -  primary traffic

                  (f) The Operator may charge reasonable additional rates for overflow traffic after the period of two years from the date on which the BT System and the Operator System were or are to be interconnected where such overflow traffic results from a failure to order adequate Capacity to convey the relevant traffic.

                  (g) Notwithstanding paragraph 5.4.3 (2)(f), BT shall not pay additional rates for overflow traffic as a result of a physical or operational failure of the Operator System.

5.4.4             BT-Operator Indirect Access Traffic

                  (a) If the Parties have agreed in a Schedule to convey Indirect Access Calls, the Operator shall nominate a BT Switch Connection to receive Indirect Access Calls from each BT Number Range in accordance with the technical principles contained in the Generic Transmission Interface Specification.

                  (b) For Indirect Access Calls received at a BT Switch Connection and on the Operator's written request, BT shall arrange not less than one alternative path to be provided to the Operator System. Routing from the nominated BT Switch Connection to the Operator System shall be limited to Traffic Routes from that BT Switch Connection.

5.4.5             Operator to BT Number Translation Services Traffic

                  The Operator shall convey Calls for BT Number Translation Services to a BT DMSU Switch Connection which is as near as practical to the origination of the Call, having regard to any requirements necessary to identify the intended destination.

5.5      INTERCONNECT ROUTE DIVERSITY AND SECURITY

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


5.5.1 Where either Party requests physical route diversity it shall take account of the Signalling Links and the Traffic Routes.

5.5.2 The Traffic Route(s) between an Operator Switch Connection and the relevant BT Switch Connection shall, subject to the normal planning practices of the relevant Party, ensure that a single failure of equipment does not give rise to failure of a Traffic Route.



5.6      ROUTING OF INTERNATIONAL TRAFFIC

5.6.1 The Operator may choose to hand over International Calls to BT DMSUs and/or BT ISCs, provided that, if the Operator has an obligation in the Operator Licence to provide "International Connection Services", International Calls shall only be routed and handed over via Interconnect Links established to one or more BT ISCs.

5.6.2 If an Operator chooses to hand over International Calls direct to an ISC and has Interconnect Links to more than one BT ISC, BT shall inform the Operator which BT ISC shall be first choice routing for a particular international destination and the Operator shall so route its International Calls.

5.6.3 Where agreed, or for NNGs allocated to the Operator for the provision of Land Mobile Radio Services for a digital service (GSM, PCN), Calls may be handed over to the Operator System from a BT ISC. Calls from an international destination to other NNG or "DE" Number Ranges assigned to the Operator shall be routed by BT from the BT ISC to the relevant BT DMSU to be handed over to the Operator System.

5.6.4 International Calls for conveyance to the Republic of Ireland shall be handed over to BT at a BT DMSU.

5.7      RECORD OF ARRANGEMENTS

         The Parties shall record the physical arrangements and Number Ranges, or part thereof, for each of the Traffic Routes on an Interconnect Link. Information shall be provided in accordance with the Provisioning Manual and a record of these arrangements shall be maintained in the Technical Master Plan.

6.       ISI INTERCONNECT LINK ARCHITECTURE

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



         ISI Interconnect Links shall be transmission systems using either PDH or SDH technology, where the interfaces are set out in the Generic Electrical and Physical Interface Specification and, in the case of SDH, additionally in the Generic SDH Interface Specification.

6.1      ISI INTERCONNECT LINKS USING PDH

         (a)      Equipment

                  The manufacturer and type of equipment used to terminate the ISI Interconnect Link shall be the same at each end of the fibre and be one of those agreed and listed in the Provisioning Manual.

         (b)      Procedures

                  Operational procedures for the provision of PDH ISI Interconnect Links are described in the Provisioning Manual and their maintenance is described in the Operations and Maintenance Manual.

         (c)      IECs

                  Interconnect Extension Circuits may be used to complete ISI Interconnect Links to Remote Switch Connections.

         (d)      Path Protection

                  Where the Operator requests Path Protection using PDH, as set out in Schedule 01, the manufacturer and type of equipment used to effect the Path Protection shall be the same at each end of the fibre and be one of those agreed and listed in the Provisioning Manual as suitable for supporting Path Protection.

6.2      ISI INTERCONNECT LINKS USING SDH

         (a)      Configuration

                  ISI Interconnect Links will deliver the equivalent functionality to an ISI Interconnect Link using PDH technology.

                  For the avoidance of doubt if an ISI Interconnect Link uses SDH technology all traffic within the BT System flowing to or from the 155 Mbit/s STM-1 Add-Drop Multiplexor will be carried by Intrabuilding Links or IECs and there shall, unless the Operator has requested Path Protection, be one single physical path between the 155 Mbit/s STM-1 Add-Drop Multiplexors.

         (b)      Equipment

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                  The manufacturer and type of equipment that BT shall use to terminate the SDH ISI Interconnect Link shall be those listed in the Provisioning Manual. The Operator may use any equipment that conforms to the Generic SDH Interface Specification.

         (c)      Management

                  Neither Party shall exercise management control of the other Party's 155 Mbit/s STM-1 Add-Drop Multiplexor. In particular, the transmission messages to the other Party via the Data Communications Channel (DCC) in the STM-1 Add-Drop Multiplexor section overhead shall be inhibited.

         (d)      Testing and Operational Procedures

                  If the Operator chooses to use equipment that has not been validated to ensure that it interworks with the equipment that BT uses, the Parties shall test the equipment to ensure that the performance standards are met. Unless otherwise agreed such testing shall be completed before an order for such an Interconnect Link is placed. If the Parties agree to carry out the testing after an order is received that order shall be subject to adjustment of the delivery date to include such tests. Operational procedures for the provision of SDH Interconnect Links are described in the Provisioning Manual and their maintenance is described in the Operations and Maintenance Manual.

         (e)      IECs

                  Interconnect Extension Circuits shall be provided using PDH or SDH at the suppliers election solely for the completion of ISI Interconnect Links to Remote Switch Connections.

         (f)      Path Protection

                  If the Operator requests Path Protection, all VC paths shall terminate on a single add-drop Multiplexor at the BT Switch Connection. This configuration shall be used where VC Path Protection is deployed in the SDH equipment terminating the VC paths.

7.       CAPACITY PROVISION

7.1      INITIAL INTERCONNECTION

         Prior to the first Capacity Order under this Agreement:

7.1.1             the Operator shall provide BT with the following information:

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                  (1) details about the proposed Operator Exchange or Exchanges, software build level and of the relevant Operator Switch Connections nominated by the Operator;

                  (2) details of the relevant BT Switch Connections nominated by the Operator;

                  (3) details of the services (as in the Schedules) which the Operator requires on the first Ready for Service Date;

                  (4) Number Ranges served by and that may be accessed via the Operator System;

                  (5) a statement of the conformity of the Operator System to the Specifications;

                  (6) the first Capacity Profile (as described in paragraph 9 below);

                  (7) the first Traffic Forecasts (as described in paragraph 8 below);

                  (8) proposed Traffic Routes, by Number Ranges (in the form set out in the Provisioning Manual);

                  (9) details of proposed Points of Connection and Interconnect Links;

                  (10) Where the Operator intends to send Emergency Calls to the BT System, and the Operator Licensed Area is smaller than the geographic area covered by the BT System, the Operator shall provide BT with a map showing the boundary of the area from where Emergency Calls are to be sent to the BT System to a scale of approximately 1:50,000.

7.1.2             BT shall provide the Operator with the following information:

                  (1) proposed signalling and testing requirements within the time scale set out in paragraph 14.2 below;

                  (2) details of the relevant Operator Switch Connections and BT Switch Connections nominated by BT (if any), within 20 Working Days of a written request by the Operator;

                  (3) proposed Traffic Routes by Number Ranges if the Operator is planning to use more than one Operator Switch Connection at the first Ready for Test Date within 20 Working Days of a written request by the Operator.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

7.1.3 The information specified in paragraphs 7.1.1 and 7.1.2 above shall be exchanged in the manner detailed from time to time in the Provisioning Manual. A summary of that information specified is set out in Appendix B to this Annex. The Parties shall hold such meetings as are required for this exchange of information.

7.2 Where the Operator is seeking an initial interconnection to the BT System to transfer traffic generated by an established customer, the Operator shall provide BT not less than 20 Working Days prior to the first planning meeting referred to in paragraph 7.1.3 above with the following information:

         (1) traffic volumes from the Operator System to the BT System for each proposed BT Switch Connection;

         (2) traffic volumes from the BT System to the Operator System for each proposed BT Switch Connection; and

         (3) specific requirements for the transfer of the Operator's existing Number Ranges.


8.       TRAFFIC FORECASTS

8.1      GENERAL

         Traffic Forecasts shall be used by the Parties for planning sufficient switch and distributive network capacity to meet subsequent Capacity Order requirements. While the Parties shall use reasonable endeavours to provide accurate Traffic Forecasts, they shall not be legally binding except to the extent stated otherwise in this Agreement.

8.2      TRAFFIC FORECAST CONTENT

8.2.1 Traffic Forecasts for each BT Switch Connection shall be prepared by the Operator being the aggregate of the Traffic Types listed in Table A of this Annex for which the Operator is stated to have the responsibility as defined in paragraph 5.1.3.

                  In addition the Operator shall prepare Traffic Forecasts for each Operator Switch Connection being the aggregate of the specific Traffic Types listed in Table A for which BT is stated to have the responsibilities as defined in paragraph
                  5.1.3. However BT shall forecast this traffic when it is mature, that is when the dominant factor in forecasting future traffic trends is the general economic trends affecting the UK.

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                  All Traffic Forecasts shall be in the form set out in the Provisioning Manual.

8.2.2 Where a BT ISC is used as a BT Switch Connection, Traffic Forecasts shall define the following:

                  (a) outgoing traffic by destination country where the busy hour traffic is expected to exceed 5 erlangs;

                  (b) the total outgoing traffic for all countries where the busy hour traffic is less than 5 erlangs.

8.2.3 The Parties shall endeavour to agree for each Traffic Route immediately following the second anniversary of the Ready for Service Date of that Traffic Route whether such Traffic Route is mature. If the Parties fail to agree whether a Traffic Route is mature then either Party may notify the other in writing of a Dispute.

8.3      FORECASTING PERIODS

8.3.1 Traffic Forecasts shall be on a rolling basis for a period of three years.

8.3.2 A Traffic Forecast provided by the Operator to BT at yearly intervals for each Switch Connection pursuant to paragraph 8.2 shall be made available at least 15 Working Days before the Technical Review Meeting immediately before the Traffic Forecast period next following. These Traffic Forecasts shall (subject as provided below) cover the following three years broken down for each quarter for the first two years.

8.3.3 For each mature Traffic Route (as defined in paragraph 8.2), BT shall supply the Operator with the Traffic Forecasts at yearly intervals, not less than 15 Working Days before the Technical Review Meeting immediately prior to the period which is the subject of the Traffic Forecast. These Traffic Forecasts shall cover the following three years broken down for each quarter for the first two years.

8.3.4 If either Party's Traffic Forecast for a category of traffic for any twelve month period at any Switch Connection has changed 10 per cent. or more since the last Traffic Forecast or where any additional Switch Connection is proposed by such Party during the next twelve months, then the changed Traffic Forecast shall be notified not later than the next Technical Review Meeting following such change or adoption of such proposal.

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


8.3.5 During the first two years after the first Ready for Service Date, the Operator may supply Traffic Forecasts covering only two years. Thereafter, such Traffic Forecasts shall cover a period of three years.

8.4      TRAFFIC FORECAST INFORMATION

8.4.1             Traffic Forecasts supplied pursuant to paragraph 8.3 shall:

                  (a) be in terms of day and evening busy hour Erlangs. The day busy hour shall be within the period 0800 to 1800 hours and the evening busy hour shall be within the period 1800 to 0800 hours except where agreed otherwise;

                  (b) identify the time of the busy hour for a Traffic Route to be configured pursuant to paragraph 8.1;

                  (c) be in the form set out in the Provisioning Manual and may be in an electronic form agreed between the Parties;

                  (d) be authorised and signed at an appropriate level by the originating Party and acknowledged by the receiving Party.

8.5      FORECASTING EVOLUTION

8.5.1 The Parties may agree to modify the procedures in this paragraph 8 if and when additional Traffic Routes and/or Traffic Streams are identified or if presently planned Traffic Routes are subdivided.

8.5.2 The forecasting procedures shall be reviewed at the Technical Review Meeting to discuss routing and forecasting matters and to agree changes and appropriate timings for their implementation.

9.       CAPACITY PROFILES AND ADVANCE CAPACITY ORDERS

9.1 Before placing Capacity Orders, the Operator shall (subject to paragraph 9.2 below) supply BT with Capacity Profiles in relation to Capacity Provision and Capacity Re-arrangement at all existing and proposed Switch Connections. In paragraphs 9 and 10 and subject to paragraph 11.4, Capacity Rearrangement may only be initiated by the Purchaser of the Capacity which is being rearranged. Each Capacity Profile shall encompass all the Operator's requirements for Capacity and shall be identified for each relevant Switch Connection. The obligation of the Operator under this paragraph in relation to a particular Switch Connection shall cease when the information is provided by BT under paragraph 9.2.

9.2 With effect from the second anniversary of the Ready for Service Date (or such later date as the Parties may agree pursuant to paragraph 8.2.3) for each

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

         Switch Connection, BT shall supply the Operator with a Capacity Profile for Traffic Types for which BT has responsibility pursuant to paragraph
         5.1.3. The Capacity Profile shall encompass all Capacity Provision or Capacity Re-arrangement requirements and be categorised for each relevant Operator Switch Connection. The Parties acknowledge that each BT Capacity Profile shall reflect the information contained in the relevant Traffic Forecast provided under paragraph 8, plus any other relevant additional information that the Operator has provided to BT (which shall include any necessary advice on the timing of Capacity Provision).

9.3 Capacity Profiles for Capacity Provision and Capacity Re-arrangement shall be provided on separate forms as described in the Provisioning Manual. The first four months of each Capacity Profile agreed in accordance with paragraph 9.5 shall form an Advance Capacity Order pursuant to paragraph 10.

9.4 Each Capacity Profile shall be presented to the other Party at four month intervals, not less than 15 Working Days before the relevant Technical Review Meeting.

9.5 Each Capacity Profile shall be reviewed at the relevant Technical Review Meeting. Where agreed it will be signed within 10 Working Days by the authorised representatives of each Party to signify their intention to commit to the Advance Capacity Order.

9.6 If the Parties fail to agree a Capacity Profile (or part thereof), then either Party may notify the other in writing of a Dispute.

9.7 Those portions of an Advance Capacity Order that have not been agreed shall be a Dispute. Paragraph 10 shall apply to those parts that have been agreed (and signed by the Parties).

10.      CAPACITY ORDERS AND TESTING

10.1     CAPACITY ORDERING

10.1.1 In an ACO Period the Operator may, in respect of any BT Switch Connection nominated by the Operator (for traffic handed over from the Operator System to the BT System), and, during the period ending two years after the first Ready for Test Date, in respect of any Operator Switch Connection nominated by BT (for traffic handed over from the BT System to the Operator System), place Capacity Orders up to the amount of the aggregate Capacity Provision (i.e. Capacity to be provided plus the provide element of Capacity to be rearranged) shown in the relevant Advance Capacity Orders for each such Switch Connection plus the greater of (a) 10 per cent. of such Capacity and (b) 4 x 2Mbit/s units of Capacity. Within these limits each Party shall

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                  provide such Capacity that it is to provide within the time scales laid down in paragraph 11. For the period ending two years after the first Ready for Test Date, the reference in
                  (b) to 4 x 2Mbit/s units of Capacity shall be increased to 8 x 2Mbit/s units of Capacity.

10.1.2 In an ACO Period the Operator shall place Capacity Orders for a minimum of 80 per cent. of the aggregate Capacity specified in the relevant Advance Capacity Orders for each Switch Connection, other than Capacity required at any Operator Switch Connection for incoming traffic from the BT System. Failure by the Operator to place such Capacity Orders shall result in pre-payment charges being paid by the Operator in accordance with paragraph 1 of Appendix C. Pre-payment charges arising with respect to a specific Switch Connection shall be accepted as pre-payment for future Capacity Orders in respect of Capacity for the same Switch Connection placed within 12 months of the end of the relevant ACO Period (thereby being credited against any charges payable by the Operator in respect of such Capacity Order(s)).

10.1.3 Capacity Orders placed by the Operator (on behalf of BT) for Capacity in respect of Traffic Types for which BT has the responsibility pursuant to paragraph 5.1.3, and any increase in order quantities above those agreed in the relevant Advance Capacity Order (subject to the limits set out in paragraph 10.1.1) shall require written agreement from BT prior to the placing of the relevant Capacity Order. If the Parties fail to agree an increase in a Capacity Order, either Party may notify the other in writing of a Dispute.

10.1.4 Within any ACO Period commencing two years after the Ready for Service Date for a particular Switch Connection, BT may place Capacity Orders for Capacity required at that Operator Switch Connection for Traffic Types for which BT has the responsibility pursuant to paragraph 5.1.3, up to the amount of the aggregate Capacity Provision (i.e. Capacity to be provided, plus the provide element of Capacity to be rearranged) shown in the relevant Advance Capacity Orders for such Operator Switch Connection plus, for any Operator Switch Connection, the greater of (a) 10 per cent. of such Capacity and (b) 4 x 2Mbit/s units of Capacity. The Operator shall provide such Capacity within the relevant time scales specified in paragraph 11.

10.1.5 Within any ACO Period commencing two years after the Ready for Service Date of a Switch Connection, BT shall place Capacity Orders for a minimum of 80 per cent. of the aggregate Capacity specified in the relevant Advance Capacity Orders for that Operator Switch Connection. Failure by BT to place such Capacity Orders shall result in pre-payment charges being paid by BT in accordance with the

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                  provisions set out in paragraph 1 of Appendix C. Pre-payment charges arising with respect to a specific Operator Switch Connection will be accepted as pre-payment for future Capacity Provision Orders in respect of Capacity at the same Switch Connection placed within 12 months of the end of the relevant ACO Period (thereby being credited against any charges payable by BT in respect of such Capacity Order(s)).

10.1.6 If no Advance Capacity Order is provided or Capacity Orders are placed by the ordering Party in excess of the relevant limit in paragraph 10.1.1 or 10.1.4:

                  (1) the Supplier shall not be obliged to meet the time scales set out in paragraph 11 for that element of the Capacity Order in excess of the relevant limit;

                  (2) the time scales shall be agreed in writing for the provision of excess Capacity and the Ready for Test Dates shall be not later than 6 months after the date of receipt of a relevant Capacity Order; and

                  (3) the Supplier of Capacity in excess of the relevant limit may raise charges to cover any additional costs that it may incur arising directly from the provision of Capacity outside the normal planning process. Neither Party will incur such additional costs or provide Capacity outside the Advance Capacity Order process without the prior written approval of the other.

10.1.7 Each Capacity Order will be in the form set out in the Provisioning Manual and shall include all the information required by that form.

10.1.8 The tributary allocation charts as set out in the Provisioning Manual, shall be amended by BT, unless agreed otherwise and included in the Technical Master Plan.

10.2     TESTING TIMETABLES

10.2.1            (1)      BT and the Operator shall commence testing Capacity
                           not later than 25 Working Days after the relevant scheduled Ready for Test Date. Unless agreed otherwise, the Purchaser shall provide the Supplier with a minimum of 15 Working Days notice of the date on which testing should commence. The Parties shall co-operate to ensure that testing is reasonably spread across the 25 Working Days following the date on which the Capacity is made ready for testing. The
                           Parties shall use reasonable endeavours to complete testing in the shortest appropriate time.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                  (2) If for any reason the Purchaser fails to proceed jointly with the Supplier in testing of any Capacity, the Purchaser shall notify the Supplier in writing as soon as possible and where such notice is less than 5 Working Days before the scheduled Ready for Test Date, the provisions set out in paragraph 3 of Appendix C of this Annex shall apply. Testing shall then be re-scheduled by agreement and commenced on such re-scheduled date. In the event of testing failing the Parties shall use reasonable endeavours to ensure testing is recommenced and concluded as quickly as possible.

                  (3) The Parties shall agree the required test facilities. The Parties shall make such test facilities available from the date required by the other Party. If specified test facilities are missing or incorrect, Capacity Orders or Data Management Amendments will not commence until the facilities are made available.

                  (4) If the Party providing Capacity fails to commence testing Capacity by a date 25 Working Days after the relevant periods of time specified in paragraph 11 below, then (without prejudice to the other Party's rights and remedies under the Agreement) the Party providing the Capacity shall pay, on demand, to the other Party liquidated damages for such delay calculated in accordance with the provisions of paragraph 2 of Appendix C for up to a maximum of 25 Working Days.

                  (5) If the Parties fail to agree an acceptable date for the testing of the Capacity (pursuant to 10.2.1 (2)) either Party may notify the order in writing of a Dispute.

10.2.2 On the Ready for Test Date the Supplier shall notify the Purchaser that such Capacity is Ready for Testing. Such notice shall be in the form set out in the Provisioning Manual.

10.2.3 As soon after the Ready for Service Date as is practical, both Parties shall certify that the Capacity has been satisfactorily tested by signing the certificate set out in the Operations and Maintenance Manual.

10.3     CONGESTION

         Where a Traffic Route is used for the conveyance of traffic for both Parties and either Party detects the grade of service referred to in paragraph 5.3.2 not being met because of non-transient causes or identifies a trend that will lead to such grade of service not being met in the current or next ACO Period, the Operator shall order Route Augmentation such that the problem or potential problem is alleviated.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

10.4     TESTING AND COMMISSIONING PROCEDURES

         The Parties shall jointly test the Capacity and any service specific items and make any necessary adjustment to ensure that the Capacity meets the agreed performance standards. Details of the testing procedures are included in the Testing Manual.

11.      CAPACITY ORDER TIMESCALES

11.1     TIMESCALES FOR PROVISION OF CAPACITY

         The timescales for the provision of Capacity Ready for Testing are subject to the provisions set out in Schedules 01 and 130 (as appropriate) and, paragraph 10.1.6. The time scales are set out in paragraphs 11.1.3 to 11.1.6 inclusive and are concurrent with those set out in paragraph 11.1.1 and 11.1.2):

11.1.1 Capacity Provision at a Switch Connection for a Traffic Route passing through a new Point of Connection on an Interconnect Link using PDH or SDH:

                  6 months following the date of receipt of the relevant Capacity Order.

11.1.2 Capacity Provision or Capacity Re-arrangement at a Switch Connection requiring a change of technology from PDH to SDH or SDH to PDH for a new or existing Traffic Route at an existing Point of Connection:

                  6 months following the date of receipt of the relevant Capacity Order.

11.1.3 New Traffic Routes between Switch Connections through an established Point of Connection using the same technology, including the provision of additional Customer Sited Interconnect between the same Switch Connections:

                  65 Working Days following the date of receipt of the relevant Capacity Order.

11.1.4 Route Augmentation using the same technology, including the provision of additional Customer Sited Interconnect between the same Switch Connections:

                  25 Working Days following the date of receipt of the relevant Capacity Order.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


11.1.5 New Traffic Routes over IECs at a Switch Connection using the same technology:

                  75 Working Days following the date of receipt of the relevant Capacity Order.

11.1.6 Route Augmentation using the same technology on Traffic Routes over established IECs:

                  35 Working Days following the date of receipt of the relevant Capacity Order.

11.1.7 Capacity Re-arrangements involving the provision of new Traffic Routes using the same technology or a new technology already in service at the relevant Switch Connection:

                  65 Working Days following the date of receipt of the relevant Capacity Order.

11.1.8 Capacity Re-arrangements between established Switch Connection involving Route Augmentation using the same technology or a new technology already in service at the relevant Switch
                  Connection:

                  25 Working Days following the date of receipt of the relevant Capacity Order.

11.1.9 Capacity Re-arrangements involving the provision of new Traffic Routes requiring IECs using the same technology or a new technology already in service at the relevant Switch
                  Connection:

                  75 Working Days following the date of receipt of the relevant Capacity Order.

11.1.10           Path Protection - on a date such as the Parties shall agree.

11.2     REMOVAL OF CAPACITY

11.2.1 Subject to the relevant Schedules if either Party requires the removal of Capacity it paid for (or for which payment is due by that Party under this Agreement), an order identifying the Capacity and the date from which it is no longer required (a "removal order") may be placed by that Party on the other Party. The Party receiving the removal order will remove the Capacity not later than 30 Working Days from the date of receipt of the removal order.

11.2.2 If either Party requires the removal of Capacity paid for by the other Party (or for which payment is due by the other Party under this

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                  Agreement) or the removal of Capacity used for bothway working then a written request shall be sent to the other Party detailing the requirement and giving the reasons for its removal. If the Party receiving the request agrees to the removal of the Capacity such Party shall issue a removal order to the Party requesting the removal. This Capacity will then be removed by the Supplier within 30 Working Days from the date of receipt of the removal order. If the Party receiving the request does not agree then Capacity shall not be removed until agreement has been reached or a Dispute is resolved.

11.2.3 A removal certificate shall be issued to the Party who paid (or who is responsible for payment) for the Capacity on completion of the removal work.

11.2.4 For the avoidance of doubt, if payment for Capacity removed pursuant to this paragraph 11 has not been made at the time of such removal such payment shall remain due and payable.

11.2.5 If pursuant to this paragraph 11.2 Capacity is removed, a proportion of the relevant connection charge shall be repaid to the Party requesting the removal. The amount to be repaid shall be that set out in paragraph 4 of Appendix C to this Annex.


11.3     ORDER AMENDMENT

11.3.1            Capacity Orders may be amended as follows:

                  (a) Capacity Orders which incorporate agreed amendments requested by the Supplier or are corrections of simple typing mistakes which do not affect the Ready for Test Date nor the implementation by the Supplier will not incur any charges.

                  (b) Capacity Orders may be withdrawn free of charge up to 10 Working Days from receipt of the relevant Capacity Order by the Supplier. Capacity Orders, including any placed in the last 10 Working Days of an ACO Period which bring the total orders up to 80% of the Capacity specified in the ACO, and subsequently cancelled within 10 Working Days of placing those orders shall not be included in the amount of Capacity ordered in the relevant ACO Period.

                  (c) Capacity Orders may be amended at a charge, details of which are specified from time to time in the Carrier Price List, up to 10 Working Days from receipt of the Capacity Order by the Supplier. The original date that the Capacity Order was placed

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                  will apply for the purpose of identifying the Ready for Test Date.

           (d) Capacity Order amendments received after 10 Working Days from receipt of the original Capacity Order by the Supplier which do not have a material affect on the order (i.e. editorial change, data build change only, without change of Supplier's Exchange or other change which the Parties reasonably agree does not materially affect the Capacity Provision within the stated time scales) will be accepted by the Supplier without a change in the Ready for Test Date at a charge which is set out in the Carrier Price List.

            Where an amendment involves data build changes, the order amendment must be received by the Supplier not later than 10 Working Days before the Ready for Test Date

11.3.2 If a Capacity Order is amended other than as set out in (a) (b) (c) or (d) above, and the amendment is to reduce the Capacity originally ordered, the Purchaser shall pay the charge set out in paragraph 5 of Appendix C. The Supplier shall accept such an amendment without a change in the Ready for Test Date.

11.3.3 The Supplier may extend a Ready for Test Date where there have been two or more order amendments to any matter included in the order form set out in the Provisioning Manual during the first 10 Working Days following receipt of a Capacity Order.

11.4     CAPACITY REARRANGEMENT

         Capacity Rearrangement may be requested as follows:

         (a) The Purchaser may request in writing Capacity Rearrangement, and the Supplier shall carry out the necessary work in accordance with the time scales set out in paragraph 11.1. Capacity Orders, including any placed in the last 10 Working Days of an ACO Period which bring the total Capacity Orders up to 80% of the Capacity specified in the ACO, and subsequently cancelled within 10 Working Days of placing those orders shall not be included in the amount of Capacity ordered in the relevant ACO period.

         (b) If the Supplier requests Capacity Rearrangement of Capacity previously provided by the Supplier, the Supplier shall notify the Purchaser in writing giving reasons for its request. If the Purchaser accepts the request it shall confirm the same in writing. The Supplier shall then at its own expense carry out the Capacity Rearrangement in accordance with the request. The Purchaser shall not unreasonably withhold or delay consent to such request provided that arrangements

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                  are made, in accordance with this Agreement where applicable, to ensure that no loss is caused to or suffered by the Purchaser as a result of the Capacity Rearrangement.

         (c) The Supplier shall issue a certificate to the Purchaser on completion of work carried out pursuant to paragraph 11.4 (a) or (b). The Purchaser may submit requests for Capacity Rearrangement in writing to the Supplier at any time after the earlier of Ready For Service Date or one month after Ready For Test Date.

         (d) On completion of a Capacity Rearrangement the original Capacity is deemed terminated and replaced by the rearranged Capacity.

11.5     CANCELLATION OF ORDER

         At any time prior to the Ready for Test Date a Party may by written notice to the other cancel a Capacity Order it placed. If a Capacity Order is cancelled more than 10 Working Days after placement of the Capacity Order, the cancelling Party shall pay a cancellation charge as set out in paragraph 6 of Appendix C.

11.6     GENERAL

         The Party in receipt of a Capacity Order shall make the relevant Capacity available and Ready for Testing within the time scale specified in paragraph 11.1. The receiving Party shall notify the ordering Party of such receipt within one Working Day of receipt.

12.      NUMBERING

12.1     NUMBERING ORDERS

         BT shall implement numbering orders for Number Ranges or other changes to data on BT Exchanges in accordance with Schedule 140.

12.2     NUMBER FLOW

12.2.1 The Parties shall convey to each other telephone numbers in the national and international number formats from time to time in force.

12.2.2 For Calls to or from a BT ISC where C 7 (IUP) signalling is used, all digits including the leading zero, shall be conveyed across the interface from the sending Party's System to the other Party's System.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


12.2.3 For Calls to a BT ISC, where C 7 (TUP) signalling is used, the Operator shall convey all digits except the international prefix. For Calls from a BT ISC where C 7 (TUP) signalling is used BT shall convey all digits including the leading zero.

12.3     NUMBER INFORMATION

         At appropriate intervals each Party shall inform the other of all numbering additions and changes to Number Ranges within the BT System or Operator System that may affect Call routing.

13.      TECHNICAL REVIEW MEETINGS

13.1 The first Technical Review Meeting shall occur at either Party's written request not later than four months from the receipt of the first Capacity Profile. Subsequent Technical Review Meetings shall occur at no greater than four monthly intervals thereafter, not less than 5 Working Days prior to the start of the relevant four month period next following.

13.2 At Technical Review Meetings the Traffic Forecast referred to in paragraph 8 shall be discussed and the Capacity Profiles referred to in paragraph 9 shall be agreed.



14.      SWITCH TESTING

14.1     TESTING PRINCIPLES

         Each Party shall have the right to require testing of the other Party's Switch(es) to confirm correct interworking. The testing varies according to the Switch manufacturer, the software build level and the method of implementation. The scope of the testing shall follow the relevant ITU-T guidelines.

14.2     TESTING INFORMATION

14.2.1 Not later than 10 Working Days after a written request by one Party, the other Party shall provide an initial indication of the level of testing required, having been given details of Switch hardware and software build level and services. The Parties shall agree exact test requirements and timescales.

14.2.2 If, owing to the default of one of the Parties the testing procedures vary substantially from the test procedures agreed pursuant to this paragraph, the other Party may levy a reasonable charge for its direct costs resulting from such default.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


14.3     Where BT requests testing, the following provisions shall apply:

14.3.1            Reduced Level of Testing

                  A Switch proposed as an Operator Exchange, of the same type previously successfully tested for the same type of interconnect, at the same software build will need the minimum of testing. A list of such Switches is set out in the Provisioning Manual. Commissioning and Acceptance Testing ("CAT") of such an Operator Exchange may take approximately four weeks. For additional Operator Exchanges, Traffic Routes and Capacity interconnected to the BT System, operational testing at a suitable level will take place as described in the Testing Manual.

14.3.2            Intermediate Level of Testing

                  A Switch proposed as an Operator Exchange of a type previously successfully tested at a different software build or implementation, will need additional testing, if such different build or different implementation could reasonably be considered likely to adversely affect Call processing. Both Network Inter-working Tests ("NIT") using BT captive models and CAT will be required, which may take approximately eight weeks.


14.3.3            Full Switch Testing

                  A Switch proposed as an Operator Exchange or major build change of an existing Operator Exchange not previously successfully tested for the same type of interconnect shall require Interface Validation Testing ("IVT") by the Operator, using a protocol simulator, which may take the Operator about six weeks. The total testing duration for IVT, NIT and CAT may be approximately 14 weeks. This period of time (other than for the testing specified in paragraph 14.3.1) may, subject to the availability of the necessary BT captive models at the Operator's written request, be concurrent with the time scale set out in paragraph 11.1.1 above.

14.4 Where the Operator requests testing it will employ testing no more onerous than those set out in paragraph 14.3 such testing shall be of no greater duration.

14.5 In the event that the Parties fail to agree any test procedure and/or time scale, then either Party may notify the other in writing of a Dispute.

15.      TRANSMISSION AND SIGNALLING

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


15.1     TRANSMISSION

                  Interconnection of the BT System and the Operator System shall be based on digital technology operating at 2Mbit/s in accordance with the Generic Transmission Interface Specification and, if appropriate, the Generic SDH Interface Specification.

15.2     SYNCHRONISATION

15.2.1 The Parties shall comply with the applicable synchronisation provisions of the Generic Electrical and Physical Interface Specification. Where requested, BT shall supply synchronisation from the highest order available within the relevant part of the BT System.

15.2.2 Where SDH equipment is used as part of an ISI Interconnect Link, synchronisation of the relevant SDH equipment shall be provided in accordance with ITU-T Recommendation G.803. However the STM-N timing quality should not be assumed to be referable to a clock of ITU-T Recommendation G.811 standard.

15.3     ECHO CONTROL

15.3.1 If International Calls are conveyed by the Operator to a BT ISC or handed over to the Operator by BT directly from a BT ISC, the Parties shall obtain the correct echo control by conveying signalling information in accordance with the Generic Transmission Interface Specification and the Generic C7 Signalling Interface Specification.

15.3.2 Some Calls within the UK require echo control. The Parties shall obtain the correct echo control by conveying signalling information in accordance with the Generic Transmission Interface Specification and the Generic C7 Signalling Interface Specification.

15.4     SIGNALLING

         The Parties shall comply with the applicable signalling provisions of the Generic C7 Signalling Interface Specification.

15.5     CIRCUIT SELECTION

         Where bothway working is employed, the following circuit selection protocols shall apply:

         (1) Circuit Selection Protocols

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                  (a) BT shall use the forward sequential protocol, starting from the first traffic circuit and selecting sequentially until a free circuit is found.

                  (b) The Operator shall use the backward sequential protocol, starting from the last traffic circuit and selecting sequentially until a free circuit is found.

             (2) Direction of search

                  (a) From BT to Operator, direction of traffic circuit 1 to Z.

                  (b) From Operator to BT, direction of traffic circuit Z to 1.

15.6     DUAL SEIZURE

         BT shall have dual seizure priority.

15.7     NUMBERING OF TRAFFIC CIRCUITS

         Circuits shall be identified pursuant to the Generic Signalling Interface Specification.

15.8     ANSWER SIGNALS

         Each Party shall provide the other with details of the timing and circumstances for the provision of all Answer Signals sent from that Party's System including those for all types of Calls.

16.      PERFORMANCE STANDARDS

16.1     GENERAL

16.1.1 The Parties shall co-operate to maintain the overall quality of the conveyance of Calls and adopt the general principles on standards, techniques and methodology for the achievement of quality in telecommunications networks and services contained in the relevant ITU-T standards.

16.1.2 The Parties shall agree operational management strategies to protect service quality and to alleviate short term overloads due to abnormal conditions and address congestion due to under provisioning.

16.2     CALL SERVICE PERFORMANCE

16.2.1 The Parties shall agree relevant service parameters and measurements for the monitoring of service performance. These will typically

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                  include sample sizes, frequency, time and performance threshold criteria. This data includes actual measurements of exchange or route busy hour traffic (Erlangs), lost communications (overflows), number of Calls alternatively routed, Answer Seize Ratio ("ASR") and busy hour call attempts. This shall be exchanged on a monthly basis. Exception reports shall be provided where standards have not been met or if performance thresholds have not been attained. The Parties shall use their reasonable endeavours to detect and correct adverse trends before they result in adverse performance.

16.2.2 If a service performance problem is identified, the Parties shall exchange information about the problem, including the information set out in paragraph 16.2.1 above together with the following information:

                  (1) critical levels for traffic and unsuccessful Call attempts;

                  (2)      information on sources of traffic;

                  (3) information on timing synchronisation and slippage rates.

16.2.3 Where congestion occurs on a Traffic Route used for the conveyance of Traffic for both Parties, the Parties shall agree and apply appropriate network management procedures in accordance with the provision described in the Operations and Maintenance Manual. Where such agreement cannot be reached, either Party may apply appropriate network management procedures to Traffic originating in its System to alleviate the problem.

16.2.4 The Parties shall use reasonable endeavours to identify and resolve the problem and if the Parties fail to resolve the problem it shall become a Dispute.

16.3     INTERCONNECT LINK SERVICE PERFORMANCE

         Transmission performance standards over an Interconnect Link shall be based on availability, errored seconds and severely errored seconds over a one month period.

16.4     INFORMATION ON PERFORMANCE STANDARDS

         Each Party ("the first Party") shall provide to the other, as the other Party may reasonably require, information on the performance standards of the first Party's System from time to time for the purpose of the other Party verifying the performance by the first Party of its obligations under this Agreement, including without limitation the performance standards referred to in this paragraph 16, routine maintenance time scales and fault repair times as set out in the Operations and Maintenance Manual.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

17.      OPERATIONS

17.1     GENERAL

17.1.1 Each Party shall be responsible for the safety and operation of its own System.

17.1.2 The Operations and Maintenance Manual details the responsibilities, methods and procedures for the operation and maintenance of the interconnection of the Systems. Details of contacts are given in the Customer Service Plan.

17.2     FAULT IDENTIFICATION AND REPORTING

17.2.1 Each Party will advise its Customers to report all faults to its fault reporting centre.

17.2.2 If a Party's Customer reports a fault to the fault reporting centre of the other Party, that Party will inform the Customer of the correct number to which to report the fault.

17.2.3 If a major fault occurs which affects both Parties' Systems, initial responsibility for identifying the fault rests with the Party who first becomes aware of the fault.

17.2.4 If a Party identifies a fault occurring in its System which may have an adverse effect on the other Party's System, the first Party shall promptly inform the other Party of the actions being taken to resolve the problem.

17.2.5 Each Party shall bear the costs of its own fault reporting centre.

17.3     SPEED OF RESPONSE

         The Parties shall develop and record in the Operations and Maintenance Manual, a series of agreed response times for different fault conditions, response time being the time from the reporting of the fault until remedial action begins.

17.4     SERVICE RESTORATION

         The service restoration procedures set out in the Operations and Maintenance Manual are based on the following:

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


         (1) service restoration shall take priority over the clearance of faults not affecting service unless it is agreed that a fault be treated as a lower priority;

         (2) the relevant Party shall automatically bring in available standby Capacity and/or carry out network management actions to restore service;

         (3) the relevant Party shall observe equipment alarms and carry out testing to identify the nature and location of the fault in co-operation with the other Party as necessary;

         (4) if possible, the relevant Party shall rectify the fault immediately, if not, the other Party must be notified and kept informed of progress on a regular basis;

         (5) if temporary repairs are made, the other Party must be informed and given the estimated timescale and service impact of full repair; and

         (6) priority shall be given by the relevant Party to faults with the highest service loss impact on the number of Customers or the volume of traffic affected.

17.5     RESTORATION TIMES AND PROCEDURE

         Indicative restoration times and procedures are set out in the Operations and Maintenance Manual.

17.6     PLANNED MAINTENANCE/WORKS

17.6.1 Each Party shall provide not less than 3 Working Days notice of any planned maintenance which may affect the other's System. Each Party shall use its reasonable endeavours to minimise disruption and where possible provide alternative routing at no charge to the other Party for a reasonable period of time with respect to the cause of the disruption.

17.6.2 If a Party reasonably considers that the interconnection arrangements are at risk and maintenance repair activity is essential, that Party shall give as much advance notice to the other Party as is reasonably practicable.

18.      SERVICES

18.1     INTRODUCTION

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


         This paragraph 18 sets out the technical requirements relating to the services provided in accordance with particular Schedules.

18.2     BT OPERATOR SERVICES

         The arrangements for routing Calls from the Operator System to the services listed below are via a BT Switch Connection at a BT Tandem Exchange. The digits forwarded from the Operator System to the BT System shall be those below together with the two identification digits appropriate to the Operator as network address digits. The Operator shall use the identification digits agreed with BT:

         Service                                                  Digits

         National Operator Assistance Service                     100
         Emergency Service                                        999
         DQ Service                                               192
         International Operator Assistance Service                155
         IDQ Service                                              153
         Blind or Disabled Service                                195

         each service being as defined in the appropriate Schedules.

18.3     CLI

         CLI shall be requested and provided in a manner consistent with the Generic C7 Signalling Interface Specification. However CLI is not available for Operator Basic International Incoming Calls or BT Basic International Outgoing Calls.


18.4     MALICIOUS CALL IDENTIFICATION

         Where a Party assists the police in identification of Calling Parties with malicious intent the Parties shall co-operate and when appropriate use CLI, such use being subject to paragraphs 11 and 21 of the main body of this Agreement.

18.5     EMERGENCY CALL ROUTING AND SIGNALLING

         The handing over of Emergency Calls to the BT System at agreed BT Tandem Exchanges is subject to the following conditions:

         (1) Trunk reservation, physical separation or other appropriate method shall ensure the availability of emergency circuits to carry Emergency Calls in the Interconnect Link;

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


         (2) The BT Switch Connection at the BT Tandem Exchange shall route Emergency Calls to the BT Operator. Alternative routing shall be applied by the BT System when required and where this alternative routing fails, the BT System shall return a terminal congestion indication to the Operator;

         (3) Where possible, the Operator System shall present the relevant BT Tandem Exchange with an Initial and Final Addressing Message ("IFAM") containing the protection bit set.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                   APPENDIX A

                         BT/OPERATOR NETWORK INFORMATION

1.       OPERATOR INFORMATION

1.1 Names and Addresses of all Operator Exchanges within the area covered by the BT System.

1.2 Address of each Operator building within the area covered by the BT System which is capable of supporting IECs.

2.       OPERATOR NUMBERING INFORMATION

2.1 Number Ranges of Operator Exchanges within the area covered by the BT System and unless the Operator is only providing Land Mobile Radio Services (as defined in the BT Licence) the interconnectivity of and functionality provided by Operator Exchanges used for the conveyance of Calls pursuant to this Agreement.

3.       BT INFORMATION

3.1      Names and addresses of BT ISCs.

3.2      Names and addresses of BT Tandem Exchanges

3.3      Names and addresses of BT DLTEs

3.4      Names and addresses of BT DLEs

3.5      Address of each BT building which is capable of supporting IECs.

4.       BT NUMBERING INFORMATION

4.1 Number Ranges of BT DLEs, BT DLTEs, BT ALEs and of those exchanges which are connected by a BT DLE alone to the remainder of the BT System.

4.2 For each BT DLE, BT DLTE and BT ALE, the names of the BT Tandem Exchanges which are the Parent BT Exchanges.

4.3      For each BT DLE or BT ALE, where appropriate, the name of the BT DLTE.

5.       BT/OPERATOR INFORMATION

5.1 Addresses of relevant ISI locations together with annotated Ordnance Survey map extracts.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                   APPENDIX B

                      BT/OPERATOR INTERCONNECT INFORMATION

1.       OPERATOR INFORMATION

1.1 Details of the Operator Exchange or Exchanges, software build levels and of relevant Operator Switch Connections nominated by the Operator.

1.2      Details of relevant BT Switch Connections nominated by the Operator.

1.3      Details of the relevant Schedules.

1.4      Number Ranges served by and that may be accessed via the Operator
         System.

1.5 A statement of the conformity of the Operator System to the Specifications.

1.6      Capacity Profile.

1.7      Traffic Forecasts.

1.8      Traffic Routes, by Number Ranges.

1.9 Details of proposed Points of Connection and Interconnect Links requested by the Operator.

1.10 Where the Operator intends to send Emergency Calls to the BT System, and the Operator Licensed Area is smaller than the geographic area covered by the BT System, the Operator shall provide BT with a map showing the boundary of the area from where Emergency Calls are to be sent to the BT System to a scale of approximately 1:50,000.

2.       BT INFORMATION

2.1      Signalling and Testing requirements.

2.2 Details of relevant Operator Switch Connections and BT Switch Connections nominated by BT, if any.

2.3 Traffic Routes by Number Ranges if the Operator is using more than one Operator Switch Connection.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                   APPENDIX C

                                   COMMERCIAL

1.       PRE-PAYMENT CHARGES

1.1 If either Party (the "Defaulting Party") in any ACO Period, places Capacity Orders on the other Party for less than the minimum Capacity specified pursuant to either paragraph 10.1.2 or 10.1.5 of Annex A, then the Defaulting Party shall pay to the other Party not later than 30 Working Days of the end of such ACO Period the prepayment charges calculated in accordance with paragraph 1.2 of this Appendix.

1.2 Prepayment charges are calculated in accordance with the following formula:

         A   =        ((80% x B)-C) x D

         Where:

         A        is the prepayment charge payable;

         B is the aggregate Capacity Provision (by number of units 2Mbit/s Capacity) specified for the relevant ACO Period in the relevant Advance Capacity Order (not including if the Defaulting Party is the Operator, Capacity required for traffic handed over from the BT System);

         C the Capacity (by number of units of 2Mbit/s Capacity) ordered during such ACO Period not including cancellations of Capacity Orders made during or after the relevant ACO Period;

         D is half the Intrabuilding Link connection charge applicable for the ACO Period, as detailed in the Carrier Price List from time to time.

2.       LIQUIDATED DAMAGES IN RESPECT OF TESTING CAPACITY

2.1 The liquidated damages referred to in paragraph 10.2.1(4) of Annex A shall be 1.5% of Intrabuilding Link connection charge specified from time to time in the Carrier Price List for each 2Mbit/s unit of Capacity which is subject of the relevant Capacity Order, multiplied by the number of Working Days calculated from a date 25 Working Days after the date on which the Capacity should have been Ready for Testing pursuant to paragraph 11 of Annex A, except that no liquidated damages shall be payable if the Purchaser causes a delay to the Ready for Service date by failing to complete the testing of the Capacity in the time period set out in paragraph 10.2.1(1) of Annex A.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




3.       CANCELLATION CHARGES IN RESPECT OF LATE NOTIFICATION OF TESTING

3.1 If the notice by the Purchaser, pursuant to paragraph 10.2.1(2) of Annex A is given less than five Working Days before the scheduled Ready for Test Date, the Purchaser shall pay, on demand, a cancellation charge of 20% of the relevant connection charge, or charges, specified from time to time in the Carrier Price List and referred to in Schedule 01 or 130 as appropriate.

4.       REMOVAL OF CAPACITY

4.1 If, pursuant to paragraph 11.2 of Annex A, Capacity is removed a proportion of the relevant connection charge shall be repaid to the Party requesting the removal. The amount to be repaid shall be:

         R = (0.466 x C) - (0.466 x C x Y)
                           ---------------
                                 10

         where:

         R        is the amount to be repaid

         C is the relevant connection charge referred to in Schedule 01 or 130 as appropriate and specified from time to time in the Carrier Price List

         Y is the number of years between the Ready for Test Date for the relevant Capacity and the date of the removal order rounded up to the next whole year.

5.       ORDER AMENDMENT

5.1 The charge payable pursuant to paragraph 11.3.2 of Annex A shall be 50% of the difference between the connection charges specified from time to time in the Carrier Price List, for the originally ordered and the amended Capacity Order.

6.       ORDER CANCELLATION

6.1 The charge payable pursuant to paragraph 11.5 of Annex A shall be 50% of the applicable connection charge specified from time to time in the Carrier Price List.

                             SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                   ANNEX B

                             BILLING AND PAYMENT




                                    INDEX


         1      Definitions
         2      Recording of Billing Information
         3      Exchange of Billing Information
         4      Invoices
         5      Payment
         6      Disputes
         7      "TIBS" System Change Notification

1.       DEFINITIONS

1.1 In this Annex, a reference to a paragraph, unless stated otherwise, is to a paragraph of this Annex. Words and expressions have the meaning given in Annex D.

2.       RECORDING OF BILLING INFORMATION

2.1 Subject to paragraph 2.2, each Party shall for those Calls for which it is the Billing Party collect for each individual Call, record (whether in bulk or on an itemised Call basis) and process in accordance with paragraph 2.4 the Billing Information.

2.2 The Parties acknowledge that INCA or other Billing Systems may not be capable of collecting and/or recording and/or processing all types of Calls. BT or the Operator (as applicable) shall, as appropriate, collect (for each individual Call), record (whether in bulk or on an itemised Call basis) and process (in accordance with paragraph 2.4) Billing Information for the types of Call for which INCA or other Billing Systems are not operational and in respect of which the other Party is the Billing Party.

2.3 The types of Calls for which INCA or other Billing Systems are not operational are as described from time to time in the Billing Manual.

2.4 There shall be recorded for each Call for which there is an entry in the Carrier Price List the following:

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


2.4.1 Interconnect Link identifier (unless otherwise specified in the Billing Manual); and

2.4.2 the dialled digits and/or such other information as may be agreed; and

2.4.3             CLI (if available); and

2.4.4 the date and time when the Answer Signal is received by the Party providing the Billing Information;

2.4.5             Chargeable Call Duration (whether measured or derived).

2.5 The Billing Party shall provide with the invoice appropriate support Billing Information as described in the Billing Manual to enable the non-billing Party to validate the invoice.

3.       EXCHANGE OF BILLING INFORMATION

3.1      The Billing Party shall process the information specified in paragraph
         2.4 so as to produce such information (including, if applicable, the call segments listed from time to time in the Carrier Price List) by the applicable time of day/period in summary form and to complete and carry out in the following matrix comprising of generic Interconnect Usage Report as follows:

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    TABLE A.1

----------------- ---------------------------------------- ---------------------------------------- --------------------------

Call Type                         Daytime                                  Evening                                  Weekend
----------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------ -------------

as per Carrier    Call#         Duration     Revenue       Call#        Duration      Revenue       Call#        Duration
Price List        N(D)          M(D)         R(D)          N(E)         M(E)          R(E)          N(W)         M(W)
----------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------ -------------
TOTAL             (SIGMA)N(D)   (SIGMA)M(D)  (SIGMA)R(D)   (SIGMA)N(E)  (SIGMA)M(E)   (SIGMA)R(E)   (SIGMA)N(W)    (SIGMA)M(W)
----------------- ------------- ------------ ------------- ------------ ------------- ------------- ------------ -------------

Call Type         Weekend                 Total
------------------------------ ------------ ------------- ------------

as per Carrier   Revenue       Call#        Duration      Revenue
Price List       R(W)          N            M             R
------------------------------ ------------ ------------- ------------
TOTAL            (SIGMA)R(W)   (SIGMA)N     (SIGMA)M      (SIGMA)R
------------------------------ ------------ ------------- ------------

or such other form of Interconnect Usage Report as the Parties may from time to time reasonably agree.




Where: N = the total number of Calls                  and where R = N x F; or

       M = the total Chargeable Call Duration                   R = M x G; or

       F = appropriate rate per Call                            R = (N x F) + (M x G)

       G = appropriate rate per minute                as appropriate in accordance with the Carrier Price List being the amount to be shown on the relevant invoice.

for the relevant entry in the Carrier Price List.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




3.2 The Operator shall supply BT with Billing Information recorded by it pursuant to paragraph 2.2 not later than ten Working Days after the end of each Billing Period. Subject to receipt pursuant to paragraph 3.3.1 of the necessary TIBS Information (if any) from BT, the Operator shall, not later than ten Working Days after the end of each Billing Period, supply to BT the latest TIBS Billing Information and Refund Report.

3.3      BT shall supply the Operator with Billing Information as follows:

3.3.1 BT shall use its reasonable endeavours to supply to the Operator on average four times each week the latest TIBS Information and such other relevant information as may be agreed from time to time in writing. Without prejudice to any dispute resolution provision in this Agreement it is hereby acknowledged that TIBS Information shall be relied upon by the Operator to calculate charges payable by Operator Customers using the Operator System;

3.3.2 BT shall supply to the Operator the Carrier Chargeband Reference Data together with such other data as the Parties may agree. Such Carrier Chargeband Reference Data (including changes thereto) shall be supplied on a quarterly basis at such times as shall be agreed on public access Internet or by dial-up modem.

3.4 The Operator shall supply Billing Information in respect of the Operator System to BT such information, being the Operator's equivalent of the Billing Information contained in paragraph 3.3.2, to be supplied at such time and in such form as BT may reasonably require. All Billing Information provided under paragraphs 3.2 to 3.4 shall be sent by such means as are described in the Billing Manual.

3.5 The Operator shall process the TIBS Information as soon as practicable. If the Operator asks questions about the TIBS Information, it shall use its reasonable endeavours to do so as soon as practicable after receipt of the tapes or receipt by electronic transfer, as applicable. The Operator shall return tapes (if any) to BT when the TIBS Information has been processed.

3.6 The Parties acknowledge that the primary method of exchanging Billing Information is the completion by the Billing Party of the appropriate Interconnect Usage Report and the sending of such reports (or a summary thereof) to the other Party.

3.7 The Billing Party shall store Billing Information in such summary format and in such amounts as shall be sufficient to recalculate the amounts due from one Party to the other to take account of changes in the relevant entries of the Carrier Price List.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


3.8 If the System or the Billing System of either Party malfunctions and fails to provide all of the Billing Information necessary for the Billing Party to prepare an invoice, the other Party shall at the request and reasonable expense of the Billing Party use its reasonable endeavours to supply the missing Billing Information to the Billing Party. There shall be no legal liability on the Billing Party for the preparation of an incorrect invoice resulting from inaccuracies in such Billing Information provided by the other Party to the Billing Party. The Parties acknowledge that Billing Information supplied by the other Party pursuant to this paragraph shall have been supplied via a verification system (rather than a Billing System) and such other Party cannot warrant that the information is free of error.

3.9 If the Parties' monitoring of their respective Billing Information indicates a persistent inconsistency in reconciling Billing Information provided by the Parties' respective Billing Systems, the Parties shall use their reasonable endeavours to ascertain the cause of such inconsistency, including, subject to the Parties agreement, the reference of the matter for investigation and resolution by such appropriate independent consultant as the Parties may agree, or in default of agreement, as may be nominated by the President of the Institute of Chartered Accountants in England and Wales. Such independent consultant shall act as an expert and not as arbitrator and whose decision, in the absence of manifest error, shall be final and binding. The Parties shall co-operate in such investigation. The independent consultant's costs for such investigation shall be paid by the Parties in such proportions as the independent consultant shall decide.

3.10 The Operator shall provide as part of the Billing Information, information to identify the origin, type and destination of Calls in sufficient detail to enable the calculation of BT's Access Deficit. For each Call handed over to the Operator System by a Third Party Operator's system, the Operator shall use its reasonable endeavours to identify the Third Party Operator.

3.11 Save as may be otherwise provided in a Schedule, charges shall not be payable under this Agreement by either Party to the other for the conveyance of a Call if the Call is not connected when there is a "ring" tone with no reply, an "engaged" tone or "number unobtainable" tone.

3.12 For the avoidance of doubt, if a Chargeable Call Duration extends over 2 or more charge rate periods the Call shall be recorded as a single Call in the charge rate period applying at the commencement of the Call and the Chargeable Call Duration shall be apportioned and recorded in each of the charge rate periods applicable to that Call.

4.       INVOICES

4.1 At the end of each Billing Period the Billing Party shall use its reasonable endeavours to submit to the other Party, within a reasonable time, invoices

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

         for charges for Calls (including, without limitation, the Access Deficit Contribution) and other services for which the Billing Party is entitled to charge the other Party during such Billing Period.

4.2 Following the end of each Billing Period and provided that the relevant Billing Information has been supplied in accordance with paragraph 3:

4.2.1 the Operator shall use its reasonable endeavours to submit to BT invoices for charges for Calls and other services for which the Operator is entitled to charge BT during such Billing Period; and

4.2.2 BT shall use its reasonable endeavours to submit to the Operator invoices for charges for services provided to the Operator by BT (being services the subject of TIBS Billing Information and Refund Reports) during such Billing Period and save for international Transfer Charge Calls (to the extent not previously invoiced) the two immediately preceding Billing Periods;

4.2.3 for international Transfer Charge Calls the provisions of paragraph 4.2.2 shall apply save that subject to the provisions of 4.2.4 BT shall submit an invoice for an international Transfer Charge Call not later than 10 months from the date of such a Call;

4.2.4 BT shall use its reasonable endeavours to notify in writing the Operator of any notification which BT has received from an Authorised Overseas System, as a result of which notification, BT reasonably expects that BT would not be capable of submitting invoices for international Transfer Charge Calls within the period specified in paragraph 4.2.3. Any such notification to be sent to the Operator by BT shall be given not later than 6 months from the date of the relevant international Charge Calls. If such notification is given, BT may submit an invoice after 10 months from the date of the relevant international Transfer Charge Call.

4.3 All charges payable under this Agreement shall be calculated in accordance with this Agreement and at the rates specified from time to time in the Carrier Price List. Invoices for charges shall be invoiced and paid for in accordance with paragraphs 14 and 15 of the main body of this Agreement together with the relevant Schedule and the Carrier Price List, as appropriate. Detailed invoicing procedures are described in the Billing Manual.

4.4 For the avoidance of doubt, an invoice (including an invoice based on estimated information) shall be dated as of the date of despatch of that invoice.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



4.5 For services (other than Calls) the Billing Party shall provide with the invoice appropriate Billing Information as described in the Billing Manual to enable the non-billing Party to accurately process the invoice for such services. Detailed invoicing procedures are described in the Billing Manual.

4.6 If the Operator fails to supply to BT pursuant to paragraph 2 or paragraph 3.2 Billing Information necessary for BT to deliver an invoice under paragraph 4.2.2 (other than due to an act or omission of BT) the following provisions shall apply:

4.6.1 BT may deliver an invoice ("estimated invoice") for an amount due to BT for such period, such amount being equal to the relevant amount contained in BT's invoice for the immediately preceding Billing Period as increased for decreased by the Relevant Percentage. For the purpose of this paragraph "Relevant Percentage" means the percentage increase or decrease in the aggregate amounts due to BT under this Agreement over the last two months for which Billing Information shall have been supplied by the Operator in accordance with paragraphs 2 or 3.2.

4.6.2 Following the supply by the Operator of the necessary Billing Information relating to the Billing Period for which an estimated invoice has been delivered to BT the amounts due to BT in respect of any subsequent invoice(s) submitted to the Operator shall be adjusted accordingly by the amount over or under paid by the Operator in respect of the estimated invoice, save to the extent already paid or refunded:

4.6.3 Any payment due to BT (or any refund due to the Operator) as appropriate shall be made pursuant to paragraph 4.6.2 together with interest on such additional payment or refund, such interest calculated at the Default Interest Rate as at the date being 30 calendar days from the date of despatch of the estimated invoice. Such interest shall be payable (in the case of an additional payment due) from and including the day after the Due Date, or (in the case of a refund) the later of the date of payment of the original amount to be refunded and the Due Date, in each case ending on the date of payment or, as the case may be, the date of refund in full. Such interest shall accrue from day to day and shall not be compounded.

4.7 A calculation of interest at the Oftel Interest Rate shall be calculated on a daily basis from and including the date of payment of the original amount to be adjusted up to and including the date on which the adjusted amount is paid.

5.       PAYMENT

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



5.1 Subject as stated below, all charges due by one Party to the other under this Agreement shall be payable by the Due Date.

5.2 If, pursuant to paragraph 6.1, either Party shall have notified the other of a dispute relating to such invoice and such dispute shall not have been resolved before the Due Date, and if the amount in dispute represents:

5.2.1 less than 5 per cent. of the total amount (excluding VAT) of the relevant invoice, the total amount invoiced; or

5.2.2 5 per cent. or more of the total amount (excluding VAT) of the relevant invoice, the amount in dispute may be withheld until the dispute is resolved and the balance;

         shall be due and payable on the Due Date.

5.3 Notwithstanding notification of a dispute pursuant to paragraphs 6.1 or 6.5, if a Party fails to pay on the Due Date any amount due under this Agreement or shall overpay any amount, the payee or, as the case may be (subject to paragraph 5.5) the over-payer, shall pay or be paid interest at the Default Interest Rate as at the Due Date or date of the overpayment in respect of any such amount outstanding.

5.4 Interest at the Default Interest Rate shall be payable (for late payment) from and including the day after the Due Date or (in the case of a refund) the later of the date of payment of the original amount to be refunded and the Due Date, in each case ending on the date of payment or, as the case may be, refund in full. Such interest at the Default Interest Rate shall accrue day by day and shall not be compounded.

5.5 If such overpayment results from information provided by the overpayer (which is not attributable to information provided by the payee Party), the payee Party shall be under no obligation to pay any interest at the Default Interest Rate on the amount overpaid.

5.6 If a recalculation and adjustment is required pursuant to paragraphs 12 or 13 of the main body of this Agreement, the amount of such adjustment together with interest calculated at the Oftel Interest Rate shall be calculated and paid accordingly.

5.7 Without prejudice to the provisions of paragraphs 5.1 to 5.5 (inclusive) a Party shall pay pursuant to paragraph 5.6 to the other the amount of the adjustment together with interest calculated at the Oftel Interest Rate calculated from the Due Date to the date on which the adjustment is paid (both dates inclusive).

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


5.8 VAT shall be added to all or any part of the charges under this Agreement and shall be paid by the Party responsible for making such payment.

6.       DISPUTES

6.1 Each Party shall use its reasonable endeavours to resolve disputes with the other. If either Party ("the disputing Party") disputes the accuracy of an invoice delivered under this Agreement the disputing Party shall, as soon as practicable, notify in writing the other Party's billing liaison contact of the nature and extent of the problem. If the problem remains unresolved on the last but one Working Day before the date when the relevant invoice is due for payment, the disputing Party may invoke the formal billing dispute procedures set out in paragraph 6.2 by written notification to the other, such notification to be given not later than five Working Days after the Due Date of the relevant invoice. The disputing Party shall include with such notice all details reasonably necessary to substantiate its claim, which details shall be reasonably capable of being verified by the other Party.

6.2 Following a notification made under paragraph 6.1 that either Party wishes to invoke the formal billing dispute procedures, the Parties shall consult and endeavour to resolve the dispute at level 1 of consultation and if agreement cannot be reached within 15 Working Days, shall escalate the disagreement to level 2. If agreement cannot be reached within 10 Working Days at level 2, the matter shall be escalated to level 3. Each Party shall inform the other in writing of the name of its representative at each level of consultation. Subject to paragraph 6.7, each Party shall use the above dispute resolution procedure for any dispute under this Annex to the fullest extent to try to resolve such dispute. The Parties may agree in writing to extend the above timescales.

6.3 Notwithstanding the provisions of paragraph 6.1, if the Parties fail to resolve any dispute either, in not less than two months (for a dispute notified pursuant to paragraph 6.2), or, in not less than three months (for a dispute notified pursuant to paragraph 6.5) in each case from the Due Date of the relevant disputed invoice (or such extended period as the Parties may agree) either Party may (by written notice to the other to such effect) refer the dispute for investigation and resolution by such chartered accountants as the Parties may agree, or in default of agreement, as may be nominated by the President of the Institute of Chartered Accountants in England and Wales. Such chartered accountants shall act as an expert and not as arbitrator and whose decision, in the absence of evidence of manifest error, shall be final and binding. The Parties shall co-operate in such investigation and, if any sums are found to be due or overpaid in respect of the disputed invoice such sum shall be paid or refunded (with interest payable or paid pursuant to paragraph 5.3), as the case may be, within 10 Working Days from the date of resolution or earlier settlement between the Parties.

                            SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


6.4 The costs of the chartered accountant agreed or nominated pursuant to paragraph 6.3 shall be paid by the disputing Party unless the relevant invoice is established to have been incorrect by more than the lesser of (a) 5 per cent. of the total amount of the charges (excluding VAT) specified in the invoice and (b) (pound)5,000 (excluding VAT), when the Billing Party shall pay such costs.

6.5 Notwithstanding the provisions of paragraph 6.1 a Party may by written notice raise a dispute regarding any invoice delivered under this Agreement at any time following five Working Days after the Due Date, save that no such notice shall be given more than 12 months after the date of the relevant invoice. If notice under this paragraph 6.5 is given after the latest date for giving notice specified in paragraph 6.1, the preceding provisions of this paragraph 6 shall apply mutatis mutandis, save that in paragraph 6.2 in relation to the number of Working Days "15" and "10" shall be substituted by "30" and "20", respectively.

6.6 The above procedures are without prejudice to any other rights and remedies that may be available in respect of any breach of any provision of this Agreement.

6.7 Though it is the good faith intention of the Parties to use the above dispute resolution procedures to the fullest extent to try to resolve such a dispute, nothing in this Annex shall prevent either Party seeking, obtaining or implementing interlocutory or other immediate relief in respect of any dispute or referring, in accordance with any right it may have under the other Party's Licence or its Licence, any matter relating to this Annex or any dispute arising in relation to this Annex, to the Director General requesting him to make a determination or take other appropriate steps for its resolution.

7.       "TIBS" SYSTEM CHANGE NOTIFICATION

7.1 BT shall notify the Operator by giving not less than 6 months written notice if BT is proposing a replacement of, or fundamental change in TIBS.

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                     ANNEX D

                                   DEFINITIONS

In this Agreement, words and expressions have the following meanings:

"ACCESS CODE"                       a three or four digit code or a number
                                    commencing with the digits 0800 followed by a six or seven digit number which initiates an Indirect Access Call;

"ACCESS DEFICIT CONTRIBUTION"       the contribution to the funding of the BT
                                    Access Deficit payable by the Operator to BT pursuant to Condition 13.5A.3 and assessed in accordance with Condition 13.5A.4 both being Conditions of the BT Licence;

"ACO PERIOD"                        the period covered by an Advance Capacity
                                    Order;

"ACT"                               Telecommunications Act 1984;

"ACTUAL CHARGE"                     the charge (or the means of calculating that
                                    charge) for a Standard Service paid by a Network Provider to BT in respect of the whole or part of the Financial Year In
                                    Question which is less than the Interim
                                    Charge (whether as a result of the operation of Condition 24F or following the consent of the Director General to that lesser charge pursuant to Condition 16B.5 being Conditions of the BT Licence);

"ADDRESS COMPLETE MESSAGE"          a signalling message required by the
                                    originating System to indicate that
                                    sufficient address digits have been received and that a transmission path should be set up;

"ADVANCE CAPACITY ORDER"            that part of the Capacity Profile which sets
                                    out the Capacity ordering intentions of the relevant Party over the first four months of the Capacity Profile and has the contractual consequences outlined in Annex A;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




"AFN" the first three digits immediately after a Director Area Number;

"AGREEMENT"                         this agreement, the Carrier Price List, the
                                    Annexes, Schedules, Appendices and
                                    Specifications;

"ANCILLARY SERVICE"                 (a)      a service which does not solely
                                             comprise the conveyance of Calls;
                                             or

                                    (b)      a Call, except a Transfer Charge
                                             Call, where the Calling Party is
                                             not required to pay all of the
                                             charges associated with that Call;
                                             or

                                    (c)      a Call where the Calling Party is
                                             charged at a rate which includes an
                                             element over and above the charge
                                             for conveyance of that Call;

"ANNEX"                             annex A, B, C or D attached to this
                                    Agreement;

"ANSWER SIGNAL"                     the signal required by the originating
                                    network to indicate that the transmission path is complete;

"APPENDIX"                          an appendix to a Schedule in Annex C;

"APPROVED AUDITOR"                  a Party's auditor appointed in accordance
                                    with the Companies Act 1985 or such firm of chartered accountants which a Party may (subject to the other Party's written approval) appoint (such approval not to be unreasonably withheld or delayed);

"ASR" the Answer Seize Ratio expressed as a percentage of Calls, which were successfully switched and which received an answer, compared to Call attempts, during a particular measurement period;

"ASSOCIATED COMPANY"                in relation to a Party:-

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    (a)      its Subsidiary or Holding Company
                                             of that Party or another Subsidiary
                                             of such Holding Company; or

                                    (b)      an associated company (as defined
                                             in Statement of Standard Accounting
                                             Practice No. 1 issued by the
                                             Institute of Chartered Accountants
                                             in England and Wales) of that
                                             Party's Holding Company;

"AUTHORISED OVERSEAS SYSTEM"        has the meaning in schedule 1 part 1 of the
                                    BT Licence as in force at the date of this Agreement;

"BILLING INFORMATION"               such information provided pursuant to Annex
                                    B by one Party to the other including,
                                    without limitation:

                                    (a)      such information as is necessary to
                                             ascertain the charges payable by
                                             each Party under this Agreement;
                                             and

                                    (b)      Interconnect Usage Reports, TIBS
                                             Billing Information and Refund
                                             Reports, information provided by
                                             INCA, and by the Operator's
                                             equivalent of TIBS and/or INCA;

"BILLING PARTY"                     the Party to whom charges are payable by the
                                    other Party pursuant to this Agreement;

"BILLING PERIOD"                    unless otherwise agreed in writing, the
                                    period of a calendar month commencing on the first day of a month;

"BILLING SYSTEM"                    a system to collate Billing Information and
                                    prepare invoices relating to charges payable by each Party under this Agreement;

"BRITISH ISLES"                     United Kingdom, Channel Islands, Isle of Man
                                    and Republic of Ireland;

"BT" British Telecommunications public limited company;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"BT'S ACCESS DEFICIT"               has the meaning given to Access Deficit in
                                    Condition 13.5A.3 of the BT Licence as in force at the date of this Agreement;



"BT ANALOGUE LOCAL EXCHANGE"        a TXE 4 or TXE 4A analogue local Switch in
OR "BT ALE"                         the BT System;

"BT BASIC INTERNATIONAL INCOMING    a Call, received by the Operator System from
CALL"                               an Authorised Overseas System, comprising
                                    the minimum service features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;

"BT BASIC INTERNATIONAL OUTGOING    a Call, destined for an Authorised Overseas
CALL"                               System, comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"BT BASIC OPERATOR TO OPERATOR      a Call comprising the minimum service
TRANSIT CALL"                       features necessary to support a speech path
                                    through the BT System, handed over from the Operator System to the BT System destined for the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

"BT BASIC TELEPHONY CALL"           a Call, comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network
                                    Termination Point, being a Call available for the conveyance of Messages;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

"BT BASIC TRANSIT CALL"
                                    a Call comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System destined for a Third Party Operator's system, being a Call available for the conveyance of Messages;

"BT CHARGE GROUP"
                                    a geographical area designated from time to time by BT, and used for retail charges as specified in the BT Retail Price List;

BT DIGITAL LOCAL EXCHANGE" OR
"BT DLE"
                                    a digital Switch in the BT System which
                                    Switch connects by that Switch alone Calls from analogue exchanges, RCUs or Exchange Lines;

"BT DJSU"
                                    a digital tandem Switch in the London
                                    Director Area (currently known as a Digital
                                    Junction Switching Unit) in the BT System which provides access to certain BT Digital Local Exchanges, BT DLTEs, BT ALEs and/or other BT DJSUs in such Director Area and adjacent BT Charge Groups;

"BT DLTE"
                                    a digital Switch in the BT System which
                                    Switch connects by that Switch alone Calls from analogue exchanges, RCUs or Exchange Lines and which provides access to directly connected BT Digital Local Exchanges and directly connected BT ALEs;

"BT DMSU"
                                    a digital tandem Switch (currently known as a Digital Main Switching Unit) in the BT System, which provides access to other BT Exchanges;

"BT EXCHANGE"
                                    a BT Analogue Local Exchange, a BT Digital
                                    Local Exchange, a BT DLTE, a BT Tandem
                                    Exchange or a BT ISC and such other Switch which the Parties may from time to time agree is a BT Exchange;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

"BT INTERNATIONAL INCOMING CALL"
                                    either a BT Basic International Incoming
                                    Call or a BT ISDN International Incoming
                                    Call;

"BT INTERNATIONAL OUTGOING CALL"
                                    either a BT Basic International Outgoing
                                    Call or a BT ISDN International Outgoing
                                    Call;

"BT ISC"
                                    a BT Exchange notified to the Operator
                                    pursuant to paragraph 3.1.1 of Annex A which is used exclusively for switching Calls to, or received from Authorised Overseas Systems;

"BT ISDN INTERNATIONAL INCOMING
CALL"
                                    a Call, received by the Operator System from an Authorised Overseas System, comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;

"BT ISDN INTERNATIONAL OUTGOING
 CALL"
                                    a Call, destined for an Authorised Overseas
                                    System, comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"BT ISDN OPERATOR TO OPERATOR
TRANSIT CALL"
                                    a Call comprising service features
                                    additional to the minimum features

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                                    necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

"BT ISDN TELEPHONY CALL"
                                    a Call, comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;

"BT ISDN TRANSIT CALL"
                                    a Call comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for a Third Party Operator's system, being a Call available for the conveyance of Messages;

"BT LICENCE"
                                    the licence granted to BT pursuant to
                                    section 7 of the Act under which BT runs the BT System;

"BT OPERATOR"
                                    a person who answers Calls for directory or operator assistance, Emergency Calls and other similar Calls for BT;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"BT OPERATOR TO OPERATOR
TRANSIT CALL"
                                    either a BT Basic Operator to Operator
                                    Transit Call or a BT ISDN Operator to
                                    Operator Transit Call;


"BT PAYPHONE ACCESS LEVY"
                                    the charge payable by the Operator for the use of a BT Public Call Box or a BT Temporary Call Box (each as defined in Condition 11 of the BT Licence) to originate a Call.


"BT PRS CALL"
                                    a Call to a PRS:

                                    (a)      for which if such Call originated
                                             on the BT System, the person
                                             responsible for payment would pay a
                                             charge higher than that which would
                                             apply to a directly dialled BT
                                             Telephony Call of equivalent
                                             distance and duration; and

                                    (b)      where payment is made by BT to a BT
                                             PRS Service Provider and where
                                             payment takes into account the
                                             number or duration of Calls to that
                                             BT PRS Service Provider;

"BT PRS SERVICE PROVIDER"
                                    a person having a contract with BT for the delivery of BT PRS Calls;

"BT PRS SUB SERVICE PROVIDER"
                                    a person having an arrangement for the
                                    delivery of BT PRS Calls, whether or not legally binding, with a BT PRS Service Provider;

"BT RETAIL PRICE LIST"
                                    the retail price list published by BT from time to time pursuant to Condition 16 of the BT Licence;

"BT SWITCH CONNECTION"
                                    a BT Exchange at which Calls handed over:

                                    (a)      from the Operator System are
                                             initially switched; or

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    (b)      to the Operator System are finally
                                             switched;

                                    by BT;

"BT SYSTEM"
                                    the applicable system described in Annex A of the BT Licence as in force at the date of this Agreement;

"BT TANDEM EXCHANGE"
                                    a BT DMSU or a BT DJSU;

"BT TELEMESSAGE"
                                    has the meaning given to the term
                                    "Telemessage" in the BT Retail Price List;

"BT TELEPHONY CALL"
                                    either a BT Basic Telephony Call or a BT
                                    ISDN Telephony Call;

"BT TRANSIT CALL"
                                    either a BT Basic Transit Call or a BT ISDN
                                    Transit Call;

"CALL"
                                    a transmission path through
                                    Telecommunication Systems for the sending of Messages, and a reference to conveyance of a Call by a Party means the establishment by that Party of a transmission path through that Party's System and the conveyance by that Party in accordance with this Agreement of a Message (if any) over such transmission path;

"CALLED PARTY"
                                    a person who receives a Call;

"CALLING PARTY"
                                    a person who initiates a Call;

"CAPACITY"
                                    capacity in units of 2 Mbit/s on
                                    Interconnect Links;

"CAPACITY ORDER"
                                    an order for Capacity placed by one Party on the other, pursuant to Annex A;

"CAPACITY PROFILE"
                                    a profile of future Capacity ordering
                                    intentions over a 12 month period as
                                    presented by one Party to the other pursuant to Annex A;

"CAPACITY PROVISION"
                                    the provision of new or additional Capacity;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"CAPACITY RE-ARRANGEMENT"
                                    the re-use of Capacity previously provided by one Party to the other, where, in each case, the Point of Connection and the buildings containing the Switch Connections remain the same;

"CARRIER PRICE LIST"
                                    the price list having that name which
                                    contains charges for Standard Services
                                    consistent with the full list of Standard
                                    Services maintained by BT pursuant to
                                    Condition 16B.8 of the BT Licence, charges for services provided by the Operator and some other charges and information;

"CARRIER CHARGE BAND REFERENCE DATA"

                                    such reference data (including EBC matrix, complementary retail file and associated files) as BT shall from time to time make available to the Operator, being data for the preparation and validation of Billing Information for Calls;

"CHARGEABLE CALL"
                                    a Call for which a charge is made pursuant to this Agreement;

"CHARGEABLE CALL DURATION"

                                    the duration of a Chargeable Call measured:

                                    (a)      for a Call (other than an
                                             International Call), to the nearest
                                             second (or such greater accuracy as
                                             the Parties may agree in writing);

                                    (b)      for an International Call to not
                                             less than the nearest second;

                                             commencing with the receipt of an
                                             Answer Signal and ceasing with the
                                             receipt of a Release Signal at the
                                             point of recording by the Party
                                             recording the relevant Billing
                                             Information;

"CLI"

                                    has the meaning given to Calling Line
                                    Identification in the draft "Code of
                                    Practice for Network Operators in relation to Calling Line Identification Display Services and other Related Services" Version 6 dated 16

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    November 1994 as the same may be amended or replaced from time to time;

"COMPETITIVE STANDARD SERVICE"
                                    a Standard Service the market for which is determined by the Director General to be competitive pursuant to Condition 16B.6 of the BT Licence;

"CONDITION"
                                    a condition of the BT Licence or the
                                    Operator Licence as the case may be as in force at the date of this Agreement, unless otherwise stated;

"CONFIDENTIAL INFORMATION"
                                    any information, in whatever form, which in the case of written or electronic information is clearly designated as confidential and which, in the case of information disclosed orally, is identified at the time of disclosure as being confidential or is by its nature confidential and including such Confidential Information already disclosed by either Party to the other prior to the date of this Agreement but excluding any information which:

                                    (a)      is in or comes into the public
                                             domain other than by reason of a
                                             breach of this Agreement; or

                                    (b)      is previously known on a
                                             non-confidential basis to the
                                             Receiving Party at the time of its
                                             receipt; or

                                    (c)      is independently generated,
                                             developed or discovered at any time
                                             by or for the Receiving Party; or

                                    (d)      is subsequently received from a
                                             Third Party without any restriction
                                             on disclosure;

"CONVEYANCE STANDARD SERVICE"
                                    a Standard Service the charge for which may be determined pursuant to Condition 13.5A of the BT Licence;

"CUSTOMER"
                                    as the context requires:

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    (a)      a person having a contract with
                                             either or both Parties for the
                                             provision of telecommunication
                                             services by means of that Party's
                                             System; or

                                    (b)      a user of telecommunication
                                             apparatus directly connected to the
                                             BT System or the Operator System;
                                             or

                                    (c)      a person having a contract with a
                                             reseller of telecommunication
                                             services to be provided by means of
                                             either the BT System or the
                                             Operator System or a user of
                                             telecommunication apparatus
                                             authorised by that person;

"CUSTOMER SITED INTERCONNECT"
                                    an Interconnect Link provided pursuant to
                                    Schedule 130 of Annex C;

"CUSTOMER SERVICE PLAN"
                                    a document containing details of
                                    individuals, addresses and telephone numbers for ordering or maintenance of the services provided pursuant to this Agreement;

"D"
                                    the first digit immediately following the NNG;

"DATA MANAGEMENT AMENDMENT"
                                    such reconfiguration of the BT System or the Operator System as is necessary for access, routing and charging of Calls;

"DAYTIME"
                                    the period of time between 0800 and 1800 on Monday to Friday or such other period of time as shall be agreed between the Parties;

"DE"
                                    the first two digits immediately following the NNG;

"DEFAULT INTEREST RATE"
                                    four per cent (4%) above the rate per annum as displayed on the "LIBP" page (or such other page whatever its designation on which London Inter-Bank Offered Rates of major banks for three months sterling

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    deposits are for the time being displayed) on the Reuters Monitor Money Rates Services provided that if the offered rates of less than two banks are so displayed then "LIBOR" shall be the arithmetic mean as determined by the Party charging interest of the offered quotations of two leading clearing banks in London, selected by such Party for three months sterling deposits. Such interest shall be calculated on a daily basis;

"DIRECTOR AREA"
                                    an area comprising certain major United
                                    Kingdom conurbations which area is delimited by a Director Area Number;

"DIRECTOR AREA NUMBER"
                                    the code (excluding the leading zero)
                                    comprising 3 digits for telephone numbers in certain major United Kingdom conurbations;

"DIRECTOR GENERAL"
                                    the Director General of Telecommunications;

"DISCLOSING PARTY"
                                    a Party disclosing information to the other
                                    Party;

"DISPUTE"
                                    a disagreement between the Parties excluding breaches of this Agreement;

"DUE DATE"
                                    a date which is 30 calendar days after the date of an invoice;

"E"
                                    the first digit immediately following the D;

"EFFECTIVE DATE"
                                    a date referred to by that name in the
                                    Carrier Price List or in a Schedule being the date on which a charge or a variation of a charge referred to in the Carrier Price List or a Schedule takes effect;

"EMERGENCY CALL"
                                    a 999 or 112 Call handed over from the
                                    Operator System to the BT System;

"EMERGENCY CENTRE"
                                    premises where BT Operators answer Emergency
                                    Calls;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"EMERGENCY ORGANISATION"
                                    the relevant local public police, fire,
                                    ambulance and coastguard services and other similar organisation providing assistance to the public in emergencies;

"ETSI"
                                    the European Telecommunications Standards
                                    Institute;

"EVENING"
                                    periods of time not being either Daytime or Weekend or such other period of time as shall be agreed between the Parties;

"EXCHANGE LINE"
                                    has the meaning in schedule 1 part 1 of the BT Licence as in force at the date of this Agreement;

"FINAL CHARGE"
                                    in the case of charges payable to BT the charge (or the means of calculating that charge) for a Standard Service (other than a Competitive Standard Service) for each Financial Year In Question recalculated and redetermined by the Director General based on the Financial Statement for the Financial Year In Question in accordance with Condition 13.5A.3B or 13.5C.6 of the BT Licence; and

                                    in the case of charges payable to the
                                    Operator the charge (or the means of
                                    calculating that charge) for a service
                                    provided by the Operator to BT for each
                                    Financial Year In Question agreed between the Parties in writing or determined by the Director General based on the audited figures relating to that service for the relevant year or, if those figures are not available, the most recent audited figures which are available or, if no audited figures are available the best information available to the Director General in accordance with Condition 13.5B.1A of the BT Licence;

"FINANCIAL STATEMENT"
                                    has the meaning in Condition 20B of the BT
                                    Licence;

"FINANCIAL YEAR"
                                    a period of one year used for accounting purposes;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"FINANCIAL YEAR IN QUESTION"
                                    a period of one year ending each 31 March in respect of which a charge is payable for services provided during that year;

"FORECAST"
                                    unless otherwise specified, has the meaning in Condition 13.5A.3A of the BT Licence;

"FRBS STATEMENT"
                                    has the meaning in Condition 13.5A.3C (b) of the BT Licence;

"FULLY PROVIDED"
                                    Capacity on a Traffic Route which will carry all the relevant Traffic Streams at the planned grade of service;

"G703 INTERFACE"
                                    an interface meeting the requirements of ITU-T Recommendation G703 (Geneva 1991);


"GENERIC ELECTRICAL AND
PHYSICAL INTERFACE SPECIFICATION"
                                    BT's Generic Electrical and Physical
                                    Interface Specification, as amended or
                                    substituted from time to time with the
                                    Parties' agreement including without
                                    limitation changes pursuant to paragraphs
                                    3.2 or 3.3 of Annex A;

"GENERIC SDH INTERFACE
SPECIFICATION"
                                    BT's Generic Synchronous Digital Hierarchy
                                    Interface Specification, as amended or
                                    substituted from time to time with the
                                    Parties' agreement including without
                                    limitation changes pursuant to paragraphs
                                    3.2 and 3.3 of Annex A;

"GENERIC C7 SIGNALLING
INTERFACE SPECIFICATION"
                                    BT's Generic C7 Signalling Interface
                                    Specification, as amended or substituted from time to time with the Parties' agreement including without limitation changes pursuant to paragraphs 3.2 or 3.3 of Annex A;

"GENERIC TRANSMISSION
INTERFACE SPECIFICATION"
                                    BT's Generic Transmission Interface
                                    Specification, as amended or substituted

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    from time to time with the Parties'
                                    agreement including without limitation
                                    changes pursuant to paragraphs 3.2 or 3.3 of Annex A;

"GSM"
                                    Global System for Mobile Communications;

"HOLDING COMPANY"
                                    has the meaning in sections 736 and 736A of the Companies Act 1985;

"INCA"
                                    BT's Inter Network Call Accounting System as the same may be developed from time to time;

"INCOMING CALLS"
                                    Calls handed over at a Point of Connection by BT to the Operator other than Indirect Access Calls;

"INDIRECT ACCESS CALL"
                                    a Call where a Calling Party on one Party's
                                    System has chosen to convey that Call to the other Party's System by prefixing that Call with an Access Code;

"IN-SPAN INTERCONNECT"
                                    an Interconnect Link provided pursuant to
                                    Schedule 01;

"INTELLECTUAL PROPERTY RIGHTS"
                                    any patent, petty patent, registered design, registered trade or service mark, copyright, design right, semi-conductor topography right, know-how or any similar right exercisable in any part of the world including any application therefor;

"INTERCONNECT EXTENSION CIRCUIT" OR
"IEC"
                                    a Link, being part of a 2Mbit/s ISI
                                    Interconnect Link, between the Muliplexor in a Remote Switch Connection and the Multiplexor terminating the ISI Interconnect Link;

"INTERCONNECT LINK"
                                    a Link connecting a BT Switch Connection and an Operator Switch Connection passing through a Point of Connection;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"INTERCONNECT USAGE REPORT"
                                    a report in the same or substantially the same form as specified in the Billing Manual;

"INTERIM CHARGE"
                                    in the case charges payable to BT the charge
                                    (or the means of calculating that charge) for a Standard Service (other than a Competitive Standard Service) for each Financial Year In Question determined by the Director General in accordance with Condition 13.5A.3A or 13.5C.6 of the BT Licence; and

                                    in the case of charges payable to the
                                    Operator the charge (or the means of
                                    calculating that charge) for a service
                                    provided by the Operator to BT for each
                                    Financial Year In Question agreed between the Parties in writing or determined by the Director General in accordance with Condition 13.5B.1A of the BT Licence;

"INTERNATIONAL CALL"
                                    a Call received by the BT System from:

                                    (a)      an Authorised Overseas System; or

                                    (b)      the Operator System destined for an
                                             Authorised Overseas System; or

                                    a Call received by the Operator System from:

                                    (a)      an Authorised Overseas System, or

                                    (b)      the BT System destined for an
                                             Authorised Overseas System;

"INTRABUILDING LINK"
                                    a connection between a BT or an Operator
                                    Switch Connection and the G703 Interface on the Multiplexor forming part of an Interconnect Link;

"INVOICE DATE"
                                    the date on which an invoice is despatched;

"ISI INTERCONNECT LINK"
                                    a portion of an Interconnect Link being that cable (or fibres within that cable) and LTE's between an Operator building and a BT building over which a number of

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    2Mbit/s ISI Interconnect Links are provided;

"ITU-T"
                                    the Telecommunications Standards Bureau
                                    (formerly the International Telegraph and
                                    Telephone Consultative Committee) of the
                                    International Telecommunications Union;

"LAND MOBILE RADIO SERVICE"
                                    has the meaning in Condition 18 of the BT
                                    Licence;

"LICENCE"
                                    the BT Licence or, as the context requires, the Operator Licence;

"LINK"
                                    telecommunication apparatus (which has the meaning in paragraph 1 (1) of schedule 2 to the Act as in force at the date of this Agreement) necessary to establish one or more transmission paths;

"MANUAL"
                                    manual referred to in this Agreement of
                                    working practices between the Parties;

"MESSAGE"
                                    has the meaning in schedule 1, part 1 of the BT Licence as in force at the date of this Agreement;

"MOBILE CALL"
                                    a Call to an Operator Customer using a
                                    mobile handset if the Operator Customer
                                    using mobile terminal apparatus would
                                    receive that Call by means of wireless
                                    telegraphy if the handset was switched on and within range of a base transceiver station forming part of the Operator System unless:

                                    (a)      the Operator Customer on a
                                             temporary basis has chosen to
                                             divert that Call to another number;
                                             or

                                    (b)      the Operator System when the mobile
                                             handset is turned off or out of
                                             range from a base transceiver
                                             station returns a message to that
                                             effect to the Calling Party;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"MULTIPLEXOR"
                                    the multiplexing equipment which serves an Intrabuilding Link and where appropriate an IEC;

"NETWORK PROVIDER"
                                    in relation to each Standard Service, any person who has required it, and with whom BT is obliged to enter into an agreement to provide that Standard Service under Condition 13 of the BT Licence;

"NETWORK TERMINATION POINT"
                                    has the meaning in schedule 1 part 1 of the BT Licence as in force at the date of this Agreement;

"NEW CHARGE"
                                    a charge for a Standard Service, which is less than the charge for that Standard Service as determined by the Director General pursuant to Condition 13, following the consent of the Director General pursuant to Condition 16B.5 both being Conditions of the BT Licence;

"NICC"
                                    Network Interoperability Consultative
                                    Committee;

"NNG"
                                    a national number group being the code
                                    (excluding the leading zero) comprising for UK telephone numbers (a) for geographical numbers (excluding Director Area Number,) four digits (b) for non-geographic numbers, three digits;

"NON CONVEYANCE STANDARD SERVICE"
                                    a Standard Service which is not a Conveyance
                                    Standard Service;

"NUMBER RANGE"
                                    Director Area Number, NNG, AFN, D, E, and/or
                                    DE as appropriate;

"NUMBER TRANSLATION SERVICES CALL"
                                    a Call to non-geographic telephone numbers
                                    (other than a Calls destined for a mobile handset) if the Party receiving the Call translates the dialled digits and routes the Call in accordance with such translation, including without limitation, PRS Calls, Local Call Fee Access Services Calls, Freephone Calls, National Call Services Calls and other specially charged services;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"OCHC"
                                    an operator Call handling centre which
                                    routes Calls to BT Operators from Customers seeking assistance with connection to another telephone number;

"OFTEL INTEREST RATE"
                                    three eighths of one per cent (3/8%) above the London Inter Bank Offered Rate being the rate per annum of the offered quotation for sterling deposits for delivery on the due date for payment for a period of three months as displayed on page 3750 on the Telerate Service (or any other page that may replace page 3750 on that service) at or about 11 am London time on the due date of payment provided that if such a rate is not so displayed London Inter Bank Offered Rate shall mean the rate quoted by National Westminster Bank PLC to leading banks in the London interbank market at or about 11 am London time on the due date of payment for the offering of sterling deposits of a comparable amount for a period of three months. Such interest shall be calculated on a daily basis;

"OPERATOR"
                                    the other Party to this Agreement;

"OPERATOR BASIC BT TO BT TRANSIT
CALL"
                                    a Call comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System destined for the BT System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"OPERATOR BASIC INTERNATIONAL
INCOMING  CALL"
                                    a Call, received by the BT System from an Authorised Overseas System, comprising the minimum service features necessary to support a speech path through the BT System, handed over from BT System to the Operator System destined for a telephone number of an Operator Network Termination Point, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of messages;

"OPERATOR BASIC INTERNATIONAL
OUTGOING CALL"
                                    a Call, destined for an Authorised Overseas
                                    System, comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System, if a rate for such a Call is specified from time to time in the Carrier

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    Price List, being a Call
                                    available for the conveyance of Messages;

"OPERATOR BASIC TELEPHONY CALL"
                                    a Call, comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System, destined for a telephone number of an Operator Network Termination Point, being a Call available for the conveyance of Messages;

"OPERATOR BASIC TRANSIT CALL"
                                    a Call comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System destined for a Third Party Operator's system, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

"OPERATOR BT TO BT TRANSIT CALL"
                                    either an Operator Basic BT to BT Transit
                                    Call or an Operator ISDN BT to BT Transit
                                    Call;

"OPERATOR EXCHANGE"
                                    an Operator Local Exchange, Operator Mobile
                                    Exchange or Operator Tandem Exchange and such other Switch which the Parties may from time to time agree is an Operator Exchange;

"OPERATOR INTERNATIONAL
 INCOMING CALL"
                                    either an Operator Basic International
                                    Incoming Call or an Operator ISDN
                                    International Incoming Call;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"OPERATOR INTERNATIONAL
 OUTGOING CALL"
                                    either an Operator Basic International
                                    Outgoing Call or an Operator ISDN
                                    International Outgoing Call;

"OPERATOR ISDN BT TO BT TRANSIT
CALL"
                                    a Call comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for the BT System, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

"OPERATOR ISDN INTERNATIONAL
INCOMING CALL"
                                    a Call, received by the BT System from an Authorised Overseas System, comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a telephone number of an Operator Network Termination Point, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"OPERATOR ISDN INTERNATIONAL
OUTGOING CALL"
                                    a Call, destined for an Authorised Overseas
                                    System, comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service,

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    handed over from the BT System to the
                                    Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"OPERATOR ISDN TELEPHONY CALL"
                                    a Call, comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a telephone number of an Operator Network Termination Point, being a Call available for the conveyance of Messages;

"OPERATOR ISDN TRANSIT CALL"
                                    a Call comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a Third Party Operator's system, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

"OPERATOR LICENCE"
                                    the licence granted to the Operator pursuant to section 7 of the Act under which the Operator runs the Operator System;

"OPERATOR LICENSED AREA"
                                    the geographical area in which the Operator is permitted pursuant to the Operator Licence to provide telecommunication services;

"OPERATOR LOCAL EXCHANGE"
                                    a digital Switch, except an Operator Mobile
                                    Exchange, in the Operator System which
                                    Switch connects by that Switch alone Calls

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    from Network Termination Points in the
                                    Operator System;

"OPERATOR MOBILE EXCHANGE"
                                    a digital Switch in the Operator's System which Switch connects by that Switch those Calls from base stations and/or base station controllers in the Operator System providing a Land Mobile Radio Service for handsets;

"OPERATOR'S OPERATOR"
                                    a person who answers Calls for directory or operator assistance or other similar Calls for the Operator;

"OPERATOR PRS CALL"
                                    a Call to a PRS:

                                    (a)      for which if originated on the
                                             Operator System, the person
                                             responsible for payment would pay
                                             at a rate higher than that which
                                             would apply to a directly dialled
                                             Operator Telephony Call of
                                             equivalent distance and duration;
                                             and

                                    (b)      if payment is made by the Operator
                                             to a Operator PRS Service Provider
                                             and if payment takes into account
                                             the number or duration of Calls to
                                             that the Operator PRS Service
                                             Provider;

"OPERATOR PRS SERVICE PROVIDER"
                                    a person having a contract with the Operator for the delivery of Operator PRS Calls;

"OPERATOR PRS SUB SERVICE PROVIDER"
                                    a person having an arrangement for the
                                    delivery of Operator PRS Calls, whether or not legally binding, with an Operator PRS Service Provider, directly or indirectly;

"OPERATOR SYSTEM"
                                    the Telecommunication System run by the
                                    Operator pursuant to the Operator Licence as in force at the date of this Agreement;

"OPERATOR SWITCH CONNECTION"
                                    an Operator Exchange at which Calls handed over:

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    (a)      from the BT System are initially
                                             switched; or

                                    (b)      to the BT System are finally
                                             switched;

                                    by the Operator;

"OPERATOR TANDEM EXCHANGE"
                                    a digital tandem Switch in the Operator
                                    System which provides access to Operator
                                    Local Exchanges or Operator Mobile
                                    Exchanges;

"OPERATOR TELEPHONY CALL"
                                    either an Operator Basic Telephony Call or an Operator ISDN Telephony Call;

"OPERATOR TRANSIT CALL"
                                    either an Operator Basic Transit Call or an Operator ISDN Transit Call;

"OUTGOING CALL"
                                    a Call handed over at a Point of Connection by the Operator to BT;

"PARENT BT EXCHANGE"
                                    a BT Tandem Exchange which has a direct
                                    connection to a BT DLE, BT DLTE or BT ALE for the conveyance of Calls in the ordinary course of business;

"PARTY"
                                    a party to this Agreement;

"PATH PROTECTION"
                                    resilience improvement of an ISI
                                    Interconnect Link as described in Schedule
                                    01 of Annex C;

"PDH"
                                    plesiochronous digital hierarchy;

"POINT OF CONNECTION"
                                    a physical point where the BT System and the Operator System are connected for Calls to be handed over from one System to the other;

"PRE-INTERIM CHARGE"
                                    If the Director General has not determined the Interim Charge (or the means of calculating that charge) for the Financial Year In Question;

                                    in the case of charges payable to BT, for each Standard Service (other than a

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    Competitive Standard Service), the charge fixed by BT for each such Standard Service; and

                                    in the case of charges payable to the
                                    Operator, for each service provided by the Operator to BT, the charge fixed by the Operator for each such service;

"PRS" OR "PREMIUM RATE SERVICE"
                                    an entertainment or information service:

                                    (a)      which is accessed by means of a
                                             Call and consists of, or includes
                                             the sending of, speech, music,
                                             other sounds or signals to the
                                             Calling Party; and

                                    (b)      for which payment is made by means
                                             of Call charges;

"PRS FRAUD"
                                    either:

                                    a loss suffered by the Operator because of the non payment of charges for BT PRS Calls, in circumstances when the BT PRS Service Provider or the BT PRS Sub Service Provider organises or arranges for BT PRS Calls to be made to his PRS in circumstances when there is a reasonable expectation that the Calling Party or the person responsible for payment does not intend to pay or will seek to avoid payment for all or part of the Call charges; or

                                    a loss suffered by BT because of the non payment of charges for Operator PRS Calls, in circumstances when the Operator PRS Service Provider or the Operator PRS Sub Service Provider organises or arranges for Operator PRS Calls to be made to his PRS in circumstances when there is a reasonable expectation that the Calling Party or the person responsible for payment does not intend to pay or will seek to avoid payment for all or part of the Call charges;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"PURCHASER"
                                    the Party to whom Capacity is provided by the Supplier;

"QUALITY SCHEDULE"
                                    has the meaning in Condition 17C of the BT
                                    Licence;

"QUARTER DAYS"
                                    1 January, 1 April, 1 July and 1 October in each and every year;

"RCU"
                                    a remote concentrator unit supported by a BT
                                    DLTE or a BT DLE;

"READY FOR SERVICE DATE"
                                    the date on which testing of Capacity at a Switch Connection is satisfactorily completed and such Capacity is ready for service (in accordance with this Agreement);

"READY FOR TEST DATE"
                                    the date on which Capacity at a Switch
                                    Connection is Ready for Testing;

"READY FOR TESTING"
                                    when the Supplier has satisfactorily
                                    completed the provisioning of that part of an Interconnect Link that is under his direct control;

"RECEIVING PARTY"
                                    a Party receiving information from the
                                    Disclosing Party;

"RELEASE SIGNAL"
                                    a signal which indicates that the
                                    transmission path of a Call has been
                                    disconnected;

"RELEVANT CONNECTABLE SYSTEM"
                                    has the meaning in Condition 13.9 of the BT
                                    Licence;

"REMOTE SWITCH CONNECTION"
                                    a BT Switch Connection or an Operator Switch
                                    Connection which:

                                    (a)      is accessed via a BT or Operator
                                             building notified from time to time
                                             pursuant to paragraph 3 of Annex A
                                             as being suitable for supporting
                                             IECs; and

                                    (b)      is connected by an BT IEC or an
                                             Operator IEC, as the context
                                             requires;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"REVIEW DATE"
                                    a date referred to by that name in this
                                    Agreement or in a Schedule which entitles either Party to serve a review notice seeking to amend the charges referred to in the Carrier Price List or in that Schedule;

"ROUTE AUGMENTATION"
                                    additional Capacity on an established
                                    Traffic Route;

"ROUTE TYPE"
                                    the segregation of Capacity within a Traffic
                                    Route for the conveyance of certain Traffic
                                    Types;

"SCHEDULE"
                                    a schedule in Annex C of this Agreement;

"SDH"
                                    synchronous digital hierarchy;

"SIGNALLING LINK"
                                    a 64 Kbit/s digital path within a 2 Mbit/sec
                                    Interconnect Link between two ITU-T 7
                                    signalling nodes which is used for
                                    signalling;

"SIGNALLING LINK SET"
                                    a pair of Signalling Links each within a separate 2 Mbit/s system on an Interconnect Link;

"SPECIFICATION"
                                    one of the Generic Electrical and Physical
                                    Interface Specification, the Generic C7
                                    Signalling Interface Specification, the
                                    Generic Transmission Interface Specification and the Generic SDH Interface Specification;

"STANDARD SERVICE"
                                    a service, including, without limitation, a Competitive Standard Service, which a Network Provider has required from BT and which BT is obliged to provide, or to enter into an agreement to provide, under Condition 13 of the BT Licence;

"SUBSIDIARY"
                                    has the meaning in sections 736 and 736A of the Companies Act 1985;

"SUPPLIER"
                                    the Party providing Capacity to the other
                                    Party;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"SWITCH"
                                    telecommunication apparatus within a System which performs the function of switching and routing Calls;

"SWITCH CONNECTION"
                                    a BT Switch Connection or, as the context requires, an Operator Switch Connection;

"SYSTEM"
                                    the BT System or, as the context requires, the Operator System;

"SYSTEM ALTERATION"
                                    a change (other than a Data Management
                                    Amendment) to a Party's System, which
                                    requires a change to be made to the other
                                    Party's System to allow the continuance of the conveyance of Calls across a Point of Connection pursuant to this Agreement;

"TARGET PERFORMANCE"
                                    has the meaning in Condition 17C of the BT
                                    Licence;

"TECHNICAL MASTER PLAN"
                                    a document recording details of the Points of Connection and the plans for development of further Points of Connection;

"TECHNICAL REVIEW MEETING"
                                    a technical meeting pursuant to paragraph 13 of Annex A;

"TELECOMMUNICATION SYSTEM"
                                    a telecommunication system within the United
                                    Kingdom as defined in section 4 of the Act or an Authorised Overseas System;

"THIRD PARTY"
                                    a person other than BT or the Operator;

"THIRD PARTY INTERCONNECT"
                                    interconnect using a Third Party ISI
                                    Interconnect Link;

"THIRD PARTY INTERCONNECT
AGREEMENT"
                                    either:

                                    (a)      an agreement between BT and a Third
                                             Party Operator pursuant to
                                             Condition 13 as it applies from
                                             time to time of the BT Licence or
                                             the equivalent Condition of the
                                             Third Party Operator licence; or

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    (b)      an agreement between the Operator
                                             and a Third Party Operator pursuant
                                             to the Condition equivalent to
                                             Condition 13 of the BT Licence
                                             contained in either the Operator or
                                             Third Party Operator licences;

"THIRD PARTY ISI INTERCONNECT LINK"
                                    an Interconnect Link as defined in Schedule
                                    01;

"THIRD PARTY OPERATOR"
                                    a person being neither the Operator nor BT who is licensed under the Act to run a Relevant Connectable System;

"TIBS"
                                    BT's Telecommunications Input Billing
                                    System, which records information on certain
                                    Calls which use the services of a BT
                                    Operator or the operator of a Third Party;


"TIBS BILLING INFORMATION
AND REFUND REPORT"
                                    reports in the same or substantially the same form as in the Billing Manual;

"TIBS INFORMATION"
                                    itemised Call records of the services
                                    provided by BT Operators or the operator of a Third Party to the Operator which would have resulted in a charge from BT had the Calling Parties been BT Customers, together with reports relating to Transfer Charge Calls, ineffective calls, and any other records which will result in charges to be paid by or to the Operator for such services;

"TRAFFIC FORECAST"
                                    a forecast of traffic at a BT Switch
                                    Connection or Operator Switch Connection, such forecast provided by one Party to the other pursuant to paragraph 8 of Annex A;

"TRAFFIC ROUTE"
                                    discrete and identifiable units of 2 Mbit/s
                                    Capacity within an Interconnect Link;

"TRAFFIC STREAM"
                                    a group of Calls carried from a specific place in one Party's System to a specific place in the other Party's System;

                           SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"TRAFFIC TYPE"
                                    a different identifiable type of Call;

"TRANSFER CHARGE CALL"
                                    a Call for which the Called Party is
                                    requested and agrees to pay the cost of a Call from the Calling Party;

"VAT"
                                    United Kingdom Value Added Tax;

"WEEKEND"
                                    period of time between 2400 on Friday and 2400 on Sunday or such other period of time as shall be agreed between the Parties;

"WORKING DAY"
                                    any day other than Saturdays, Sundays,
                                    public or bank holidays in the United
                                    Kingdom.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                     ANNEX C

                                      INDEX

SCHEDULE
NUMBER              TITLE


                    JOINT SERVICES

01                  In-span Interconnect (ISI), Third Party ISI & Interconnect
                    Extension Circuits
04                  Number Portability
05                  Reciprocal Ring Back When Free Service

                    BT SERVICES

101                 BT Telephony Calls to the BT System
102                 BT Transit Calls via the BT System
103                 BT Operator to Operator Transit Calls via the BT System
104                 BT International Outgoing Calls to Authorised Overseas Systems
                    via the BT System
110                 Freefone(TM) 0800 Calls
111                 Lo-Call(TM) 0345 Calls
112                 BT Premium Rate Service Calls
116                 National Call(TM) 0990 Calls
117                 Phone Base(TM) Calls
118                 BT Timeline(TM) Service
120                 National Operator Assistance Service
121                 Directory Enquiry Service
122                 International Operator Assistance Service
123                 International Directory Enquiry Service
124                 Emergency Service
125                 Emergency Service (including Post Code allocation for Fixed
                    Emergency Calls)
126                 Radiotelephone Calls
130                 Customer Sited Interconnect
140                 Data Management Amendments
150                 Entries in BT's Number Information System (NIS) and Phone
                    Books
152                 Supply of BT Phone Books

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


153                 Supply of Customised Telephone Directories
154                 Licence to Use the BT's NIS Database
155                 Accesss to the BT DAS Database using Operator Services
                    Customer Access and Security System (OSCASS)

                    OPERATOR SERVICES

541                 Operator Telephony Calls to the Operator System
545                 Operator International Incoming Calls from Authorised Overseas
                    Systems via the BT System handed over to the Operator System
546                 Operator BT to BT Transit Calls (Ported) via the Operator System

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                                     ANNEX C

                                   SCHEDULE 01

                   IN SPAN INTERCONNECT (ISI), THIRD PARTY ISI
                        & INTERCONNECT EXTENSION CIRCUITS

1.         DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"2MBIT/S ISI INTERCONNECT LINK"               an Interconnect Link comprising a 2Mbit/s
                                              path (within an ISI Interconnect Link), two
                                              Intrabuilding Links, Multiplexor service and
                                              as appropriate, a Signalling Link and/or one
                                              or two Interconnect Extension Circuits;

"ADDITIONAL LINK"                             a Link, being part of an Interconnect Link,
                                              between a Third Party Operator building, and
                                              an Operator building, or (as the context
                                              requires), a BT building;

"EXISTING LINK"                               an ISI Interconnect Link between BT and a
                                              Third Party Operator;

"PATH PROTECTION"                             the facility of two transmission paths
                                              providing a particular ISI Interconnect Link
                                              whereby the failure of one transmission path
                                              causes the transmission of the ISI
                                              Interconnect Link to switch to the
                                              alternative;

"THIRD PARTY ISI INTERCONNECT LINK"           an ISI Interconnect Link comprising an
                                              Additional Link and an Existing Link.






2.                DESCRIPTION OF SERVICE

2.1 This Schedule applies to the joint provision by the Parties of In span Interconnect and/or Third Party ISI Interconnect Links, the provision by either Party of an IEC and the provision by BT of Path Protection.

2.2 In span Interconnect (ISI) is the provision jointly by each Party of an Interconnect Link by the provision of an ISI Interconnect Link and 2Mbit/s ISI Interconnect Links, such Link having its Point of Connection on the

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                  public highway or, subject to the Parties' agreement, on a prospectively maintainable public highway, with portion of the Interconnect Link being provided by each Party on its side of the Point Of Connection.

2.3 For the purposes of this Schedule, "unidirectional Calls" shall be those Calls for which a Party has responsibility pursuant to paragraph 5.1.3 of Annex A.

3.                GENERAL

3.1 Upon a Party's (the requesting Party) request, the other Party shall, in accordance with the provisions of this Schedule and Annex A, provide the relevant portion of the ISI Interconnect Links using either SDH or PDH technology (subject to that other Party supporting the technology).

3.2 The Point of Connection of an ISI Interconnect Link is the point where a Party's duct is joined to the wall of the other Party's jointing chamber.

3.3 The Point of Connection of an ISI Interconnect Link or a Third Party ISI Interconnect Link shall not be located at such distance from the other Party's Switch Connection that signal regeneration is required to be carried out by such other Party.

3.4 Forecasting, technical interfaces and their application, provisioning leadtimes and test procedures are specified in Annex A.

4.                PROVISION OF IN-SPAN INTERCONNECT ("ISI")

4.1 A Party (the requesting Party) may request an Interconnect Link to convey Calls (a) from the requesting Party's System; or (b) both to and from its System.

4.2 The Parties shall agree the number of pairs of fibres to be equipped within the ISI Interconnect Links to take account of the forecast requirement for 2Mbit/s ISI Interconnect Link. The Parties shall co-operate to ensure that the capacity of the ISI Interconnect Link is augmented from time to time to meet both Parties' forecast transmission capacity requirements.

4.3 Procedures for the installation of the Interconnect Link and of the 2Mbit/s ISI Interconnect Links are described in the Provisioning Manual and ongoing maintenance arrangements are described in the Operations and Maintenance Manual.

4.4 2Mbit/s ISI Interconnect Links shall be ordered in accordance with Annex A. The timescales for the provision of 2Mbit/s ISI Interconnect Links are detailed in paragraph 11 of Annex A.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



4.5 The requesting Party shall nominate the other Party's Switch Connection in accordance with the provisions of Annex A.

4.6 The ISI Interconnect Link shall be established by the requesting Party installing its cable to the other Party's jointing chamber (at, subject to paragraphs 4.7 and 4.10, a precise physical location agreed between the Parties) where it shall be:

4.6.1 jointed to the other Party's cable in the jointing chamber; or

4.6.2                handed over to the other Party to be drawn by the other
                     Party into:

                     (a) that other Party's building, (which shall be the building housing the Switch Connection, (except if an IEC is provided under paragraph 7, when the other Party's building is ascertained pursuant to paragraph 7.4)); or

                     (b)    another jointing chamber,

                  if the requesting Party's cable meets the standard specified in the Operational Provisioning Manual

4.7 If, pursuant to paragraphs 4.10.2 and/or 4.11, the Parties locate the jointing chamber at a distance which is greater than 100 Metres from the other Party's curtilage of the building housing the LTE of the ISI Interconnect Link, the requesting Party shall pay for:

4.7.1                duct charges (if any); and

                     ISI Interconnect Link rental charges on the distance which is more than 100 metres from the other Party's curtilage aforesaid subject to the provisions of paragraph 11.4, in accordance with the relevant charges specified from time to time in the Carrier Price List.

4.8               Subject to paragraphs 4.7 and 4.10:

                     the jointing chamber for an ISI Interconnect Link shall be provided, owned and maintained by the other (i.e. the non requesting Party) Party at its own expense; and

4.8.2 each Party will provide, own, maintain and be responsible for all ducting, plant and equipment and will bear its own costs for the ducting, cabling and maintenance of the ISI Interconnect Link on its side of the Point of Connection; and

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


4.8.3 if continuous cable is used, the requesting Party hereby agrees that ownership of that part of the cable on the other Party's side of the Point of Connection passes to the other Party.

              ISI INTERCONNECT LINKS FOR BOTH PARTIES

4.9 If the requested ISI Interconnect Link is to contain 2Mbit/s ISI Interconnect Links conveying unidirectional traffic in different directions the Parties shall, not more than 20 Working Days from the date of written request, endeavour to agree the location of the jointing chamber required for the Point of Connection.

4.10          If pursuant to paragraph 4.9 the Parties fail to reach agreement:

4.10.1 a Party may request an ISI Interconnect Link to convey unidirectional Calls from the requesting Party's System; or

4.10.2 the requesting Party may nominate the location of the jointing chamber required for the Point of Connection and if such nomination is agreed, the requesting Party shall pay the charges specified from time to time in the Carrier Price List being the charges in respect of (a) an ISI Interconnect Link, (b) duct, (c) bothway Signalling Link Set and (d) each 2Mbit/s ISI Interconnect Link and if not later than 20 Working Days from the date of such written request no agreement is reached on the location of the jointing chamber, either Party may notify a Dispute.

              ISI INTERCONNECT LINKS FOR ONE PARTY

4.11 Unless otherwise agreed, if the requested ISI Interconnect Link is to convey unidirectional Calls from the requesting Party's System:

4.11.1 the location of the jointing chamber required for the Point of Connection for such ISI Interconnect Link shall be on the public highway immediately outside the curtilage of the building referred to in paragraph 4.6.2;

4.11.2 the requesting Party shall pay the Charges specified from time to time in the Carrier Price List being the charges in respect of (a) an ISI Interconnect Link, (b) duct, (c) unidirectional Signalling Link Set and (d) each 2 Mbit/s ISI Interconnect Link.

5.            PATH PROTECTION REQUESTED BY THE OPERATOR

5.1 For an ISI Interconnect Link the Operator may request, and BT shall provide, Path Protection using:

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


              (a) a single BT jointing chamber with a single cable and two separate pairs of fibre in that cable; or

              (b)    a single BT jointing chamber with two separate cables; or

              (c) two separate BT jointing chambers with two separate cables into those BT jointing chambers; and

              a suitable transmission switching mechanism, as described in Annex A, without a change to the cable or cables connected to the Switch Connection.

5.2 If the Operator requests Path Protection using two jointing chambers BT shall endeavour to use a suitable existing jointing chamber (the "protection jointing chamber").

5.3 If a suitable protection jointing chamber cannot be identified or used, at the Operator's request BT shall provide a written quotation for the installation by BT of the protection jointing chamber.

5.4 If the quotation referred to in paragraph 5.3 is accepted, BT shall install the protection jointing chamber for the second cable.

5.5 For the avoidance of doubt, the protection jointing chamber shall be installed, owned and maintained by BT.

6.            PROVISION OF THIRD PARTY ISI

6.1 Subject to an Interconnect Link having been provided pursuant to this Agreement, a Party (the requesting Party) may, pursuant to the terms of this Schedule, request, and the other Party shall, subject to the provisions of this Schedule, agree to the installation of a Third Party ISI Interconnect Link.

6.2 2Mbit/s ISI Interconnect Links provided pursuant to this paragraph 6 shall be ordered in accordance with Annex A. The timescales for the provision of 2 Mbit/s Interconnect Links are detailed in Annex A.

6.3 The requesting Party shall obtain agreement of the Third Party Operator to use an Existing Link as part of the Third Party ISI Interconnect Link.

6.4 The requesting Party shall provide and/or procure the provision and maintenance of the Additional Link, whether by the Third Party Operator or, if the requesting Party is the Operator, and subject to contract, by BT.

6.5 The other Party shall assume no obligation under this Agreement for the Existing Link. In particular, but without limitation, the other Party shall

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




              have no liability to the requesting Party if the Existing Link be taken out of operation in accordance with the Third Party Interconnect Agreement.

6.6           The requesting Party shall:

6.6.1 comply with the provisions of paragraphs 3 and 4 above, as if the Additional Link was provided by the requesting Party under paragraph 4; and

6.6.2 ensure that sufficient arrangements are in place between the requesting Party and the Third Party Operator to enable the requesting Party so to comply; and

6.6.3 have no obligation to the other Party for the Existing Link save as expressly provided in this Agreement.

6.7 The Third Party ISI Interconnect Link shall, for the purposes of the respective rights and obligations of the Parties under this Agreement be deemed to be an ISI Interconnect Link and that portion on the Operator's side of the Point of Connection shall be deemed a part of the requesting Party's System. This provision shall not be construed to extend the area covered by the requesting Party's System beyond the boundaries set out in that Party's Licence.

7.            PROVISION OF INTERCONNECT EXTENSION CIRCUITS ("IECS")

7.1 In accordance with this paragraph 7, a Party may request, and the other Party shall provide, an Interconnect Extension Circuit, from a building referred to in Appendix A of Annex A to a Remote Switch Connection.

7.2 IECs shall comply with the Specifications applicable to the provision of Links. A Party shall provide IECs with, at its absolute discretion, either PDH or SDH technology.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





7.3 The following table specifies the available connections for BT IECs from particular ISI termination points:

                -----------------------------------------------------------------------------------------
                    ISI link        DLE serving         Parent BT     Dependent             Tandem
                  terminating       the Operator         Exchange        DLE              Exchange not
                     point          Licensed            (Notes 2                          being a Parent
                                    Area (Notes 1        and 3)                            BT Exchange
                                     and 3)
                -----------------------------------------------------------------------------------------
                     BT DLE               No               Yes              Not               No
                                                                         Applicable
                 ------------------ ------------------ --------------- --------------- -------------------
                     BT DLTE              Yes              Yes             Yes                No
                ------------------ ------------------ --------------- --------------- -------------------
                     BT Tandem            Yes              Yes             Yes                No
                     Exchange
                ------------------ ------------------ --------------- --------------- -------------------
                       BT                 Yes              Yes        Not Applicable          No
                  transmission
                      node
                ------------------ ------------------ --------------- --------------- -------------------


              Note 1:       Provided that the BT DLE:

                            (a) is located in the same or Adjacent BT Charge Group to the Point of Connection; and

                            (b)    supports BT Customers in the Operator
                                   Licensed Area; and

                            (c) has an existing direct Traffic Route with that termination point. (Not applicable where the ISI Link termination point is a BT transmission node).

              Note 2: The Parent BT Exchange must have a direct connection to a DLE serving the Operator Licensed Area and that DLE must be located in the same or adjacent charge group to the Point of Connection.

              Note 3: For the purpose of the provision of IEC's only, the Operator Licensed Area shall include any areas notified to BT in writing, which are continuous geographical areas (or areas that would be continuous but for separation by a tract of water no more than 8 Kilometres wide), which are subject to Third Party Operator Licences and where the Third Party Operators are Associated Companies of the Operator.

7.4 Operator IECs shall be available between any building referred to in Appendix A of Annex A to a Remote Switch Connection.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



7.5 Subject to the provisions of Annex A, if the transmission capacity at a building is exhausted and additional capacity for an IEC is requested by a requesting Party, the other Party shall use its reasonable endeavours to provide the additional capacity as soon as reasonably practicable and shall notify the requesting Party of the anticipated date of such provision.

7.6 If a Party notifies the other Party pursuant to paragraph 3 of Annex A that a building is no longer available for establishing IECs to Remote Switch Connections, the other Party may continue to order IECs from that building for the then current ACO Period under the then current Advance Capacity Order or such longer further period as the Parties may agree in writing. Thereafter the first Party shall not be obliged to provide an additional IEC from that building.

8.            SIGNALLING

8.1 When ordering, for the first time, 2Mbit/s ISI Interconnect Links between a specific BT Switch Connection and a specific Operator Switch Connection the Requesting Party shall order a Signalling Link Set and specify the Route Type(s).

8.2 The Requesting Party shall order an additional Signalling Link Set if the total number of 2Mbit/s ISI Interconnect Links in an ISI Interconnect Link exceed 40 or multiples of 40.

8.3 An order for a Signalling Link Set shall include an order for two Intrabuilding Links.

9.            ROUTE TYPES

9.1 Each Traffic Route is provided with a Route Type. Where a Party orders an additional Route Type it shall specify the required Traffic Type.

10.           REARRANGEMENTS

10.1 The requesting Party may request in accordance with Annex A the rearrangement of Intrabuilding Links on its side of the Point of Connection or in the building housing the other Party's Switch Connection.

11.           CHARGING

11.1 Subject to the provisions of this paragraph 11 for each provision by one Party to the other of ISI Interconnect Links, 2Mbit/s ISI Interconnect Links and associated works (including the Multiplexor service and IECs), the requesting Party shall pay to the other Party the appropriate charges specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




11.2 The connection and rental charges shall be due on the earlier of the relevant Ready for Service Date and 30 days after the relevant Ready for Testing date. Subsequent rental charges shall be payable in accordance with the periodicity specified from time to time in the Carrier Price List.

11.3 In addition to the charges specified from time to time in the Carrier Price List, each Party shall, if applicable, make the additional payments specified in Appendix C of Annex A.

11.4 Rental for an ISI Interconnect Link shall be payable according to the following table:

                ----------------------------------------------------------------------------
                 CLASSIFICATION OF ISI                     RENTAL PAYABLE
                   INTERCONNECT LINK
                ----------------------------------------------------------------------------
                Unidirectional Call                    As set down in the Carrier Price List
                Conveyance (Note 1)                   (Note 2).
                (paragraph 4.11.2)
                ----------------------------------------------------------------------------
                Bothway Call Conveyance                None payable.
                (Agreed  Location (Note 1)
                (paragraph 4.7)
                ----------------------------------------------------------------------------
                Bothway Call Conveyance                R = P x A
               (Location  not agreed but
                nominated) (Note 1)
                (paragraph 4.10.2)                     Where:
                                                       "R" is the rental payable, "P" is the
                                                       rental price set down in the Carrier Price
                                                       List (Note 2), and "A" =    B
                                                                                   -
                                                                                   C

                                                       Where: "B" is the number
                                                       of 2Mbit/s ISI
                                                       Interconnect Links
                                                       conveying the Calls of
                                                       the Party who requested
                                                       the ISI Interconnect Link
                                                       (Note 1); and "C" is the
                                                       total number of 2Mbit/s
                                                       ISI Interconnect Links
                                                       provided on that ISI
                                                       Interconnect Link.
                ----------------------------------------------------------------------------

              Note 1: For the purpose of this table, Route Types involving the conveyance of Calls to one Party, when those Calls are deemed to be that Party's Calls (by way of example Indirect Access Calls), shall not be taken into consideration when determining ISI Interconnect Link classification.

              Note 2: In this Schedule references to the charges specified in the Carrier Price List are those specified from time to time.

11.5 An Intrabuilding Link charge applies to each order for a 2Mbit/s ISI Interconnect Link. If an Intrabuilding Link contains a Signalling Link which

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



              supports unidirectional traffic the charge for that Intrabuilding Link is included in the Signalling Link Set charge.

11.6 There are two different Signalling Link Set charges in respect of an ISI Interconnect Link, namely, a charge for such a Link conveying unidirectional traffic (including Indirect Access Calls, notwithstanding such Calls being conveyed in the opposite direction,) and a charge for such a Link carrying bothway traffic.

11.7          The Signalling Link Set charge includes one single Route Type.
              Charges for additional Route Types are payable as specified from time to time in the Carrier Price List.

11.8 A Multiplexor service charge applies to each order for a 2Mbit/s ISI Interconnect Link.

11.9 The IEC charge applies to each order for a 2Mbit/s ISI Interconnect Link, which order includes an IEC. The requesting Party shall pay the charges for the provision of an IEC.

              PATH PROTECTION PROVIDED BY BT

11.10 Subject to the following paragraphs, the Path Protection charges shall be the sum of the relevant charges specified from time to time in the Carrier Price List.

11.11 Charges for Path Protection shall be the sum of the following relevant component charges:

                --------------------------------------------------------------------------------------
                                                                  PATH PROTECTION
                --------------------------------------------------------------------------------------

                Type of           Component        Single Cable       Two Cables Single   Two Cables
                Technology        Chargeable       Single Jointing    Jointing Chamber    Two Jointing
                                                   Chamber                                Chambers
                ----------------- ---------------- ------------------ ------------------- ---------------
                      PDH                A                YES                YES               YES
                ----------------- ---------------- ------------------ ------------------- ---------------
                                         B                n/a                n/a               YES(1)
                ----------------- ---------------- ------------------ ------------------- ---------------
                                         C                n/a                n/a               YES
                ----------------- ---------------- ------------------ ------------------- ---------------
                                         D                n/a                YES               YES
                ----------------- ---------------- ------------------ ------------------- ---------------
                                         E                n/a                YES(2)            YES(2)
                ----------------- ---------------- ------------------ ------------------- ---------------
                      SDH                A                n/a                n/a               n/a
                ----------------- ---------------- ------------------ ------------------- ---------------
                                         B                n/a                n/a               YES
                ----------------- ---------------- ------------------ ------------------- ---------------
                                         C                n/a                n/a               YES
                ----------------- ---------------- ------------------ ------------------- ---------------
                                         D                n/a                YES               YES
                ----------------- ---------------- ------------------ ------------------- ---------------
                                         E                n/a                YES(2)            YES(2)
                ----------------- ---------------- ------------------ ------------------- ---------------

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



              Note 1        Only charged if required under paragraph 5.3

              Note 2        Two splices may be required.



              Where:

              ----------------- ------------------------------------------
              Component         Charge
              ----------------- ------------------------------------------
                     A          =    transmission switching equipment
                     B          =    second (protection) jointing chamber
                     C          =    duct
                     D          =    cable
                     E          =    cable splice
              ----------------- ------------------------------------------


11.12 Each cable splice required for the provision of Path Protection has a separate charge.

11.13 Connection and rental charges shall be payable for each ISI Interconnect Link used for Path Protection. Rental shall be payable for a minimum of 12 months. Subject to payment being made for the then current minimum period of 12 months, rental charges shall be payable until the Operator requests BT in writing to cease that Path Protection.

11.14 If the Operator requests Path Protection on a particular ISI Interconnect Link and:

              (a) the ISI Interconnect Link is the sole Interconnect Link between the specific BT Switch Connection and the specific Operator Switch Connection; and

              (b) there is no other Interconnect Link between that specific Operator Switch Connection and any other BT Switch Connection;

              no charge for Path Protection on that particular ISI Interconnect Link shall be payable by the Operator while BT uses that ISI Interconnect Link as the sole Interconnect Link to convey Calls to that specific Operator Switch Connection.

11.15 If one or more of the conditions of paragraph 11.14 cease to apply, the rental charges specified from time to time in the Carrier Price List for the particular ISI Interconnect Link will be payable pursuant to paragraph 11.13.

12.           REVIEW

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



12.1 The Review Date for Operator prices under this Schedule shall be 1 April each year.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                  APPENDIX 01.1
                            IN-SPAN INTERCONNECT AND
                         INTERCONNECT EXTENSION CIRCUITS


                                [GRAPHIC OMITTED]

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





                                  APPENDIX 01.2
                            THIRD PARTY INTERCONNECT



                                [GRAPHIC OMITTED]

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                    ANNEX C

                                  SCHEDULE 04

                               NUMBER PORTABILITY

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:


"CENTREX"                           a partition of an Exchange used to provide
                                    business features and short code dialling as required by Customers;

"DDI"                               direct dialling in;

"DONOR" the Party from whose System the Number is being ported;

"DONOR SYSTEM"                      the System from which the Number is being
                                    ported;

"NP AREA"                           such area as has been agreed in writing by
                                    the Parties in which Number Portability will be carried out;

"NUMBER" shall have the meaning ascribed thereto in Condition 34B of the BT Licence and for the purposes of this Agreement there shall be excluded Numbers allocated to ISDN exchange lines, and to Number Groups used for Centrex, DDI private branch exchange or other private branch exchange purposes;

"NUMBER GROUP"                      a range of consecutive Numbers used as a
                                    group by a Party for certain functional or Customer purposes;

"NUMBER PORTABILITY"                an arrangement between the Parties whereby a
                                    Customer ceases to be provided with a
                                    Network Termination Point by the Donor
                                    System and such Customer (at the same
                                    address and at the same set of premises) is provided with a Network

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                                    Termination Point by the Recipient System, such Network Termination Point having the same Number as had the Network Termination Point ceased on the Donor System;

"PORTED NUMBER NTP"                 a Network Termination Point on the Recipient
                                    System being a Network Termination Point to which a Number has been ported;

"RECIPIENT"                         the Party to whose System the Number is
                                    being ported;

"RECIPIENT SYSTEM"                  the System to which the Number is being
                                    ported.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, the Parties shall provide Number Portability in the NP Area in accordance with the Number Portability End to End Process Manual ("Manual") as agreed in writing from time to time by the Parties.

2.2 Pursuant to this Schedule and subject to the Parties having successfully completed planning studies in accordance with the Manual the Parties shall provide Number Portability in the NP Area.

2.3 For the avoidance of doubt, the Parties acknowledge that the provision of Number Portability to Customers pursuant to this Schedule applies only to those Customers who remain at the same address and at the same set of premises.

2.4 Neither Party shall be obliged to offer Number Portability to the other Party's Customers who have an exchange line connected to the other Party's Exchange which Exchange has not been approved under the Manual by such other Party for Number Portability.

2.5 If a Customer having a Ported Number NTP changes address or ceases service with the Recipient System it is agreed that the Ported Number of the Ported Number NTP shall revert to the Donor for use in the Donor's System.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




2.6 The Parties agree that the Calls handed over from each other to Ported Number NTPs shall be conveyed in accordance with one or more of the Schedules listed in Appendix 04.1.

2.7 Each Party shall correct faults which occur in its System which affect the conveyance of Calls to Ported Number NTPs in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.8 Notwithstanding the provisions of paragraph 1.4 of the main body of this Agreement the Parties agree that for the purposes of the provision of Number Portability Sections 2, 3 and 5.1 to 5.5 (inclusive) of the Manual Issue 2.0 dated 16/04/96 shall be legally binding. The other provisions of the Manual shall not be legally binding.

2.9 For the purposes of the provision of Number Portability, Schedule 140 (Data Management Amendments) shall be deemed to be amended by the addition of a further entry to paragraph 2.6.1 thereof, namely: "route Calls to Ported Number NTPs as defined in Schedule 04 (Number Portability)."

3.            ROUTING

3.1 The conveyance of Calls to Ported Number NTPs shall be in accordance with the routing principles specified in Annex A and the Manual.

4.            CHARGING

4.1 The Parties agree, for the conveyance of Calls handed over from each other to Ported Number NTPs, to pay a charge in accordance with one or more of the Schedules listed in Appendix 04.1.

4.2 For the avoidance of doubt, all charges pursuant to the Schedules listed in Appendix 04.1 of this Schedule shall be ascertained and paid for by the Parties in accordance with such Schedules in addition to such other charges as may be payable pursuant to this Schedule.

4.3 The Parties shall pay the charges at the rates for Number Portability specified from time to time in the Carrier Price List.

5.            REVIEW

5.1 The Review Date for charges under paragraph 4.3 of this Schedule shall be 1 April each year.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                  APPENDIX 04.1

The telephony conveyance Schedules referred to in paragraphs 2.6, 4.1 and 4.2 of this Schedule are:

Schedule Number:                            Title:
----------------                            ------

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                       BT STANDARD INTERCONNECT AGREEMENT

                                   SCHEDULE 05

                     RECIPROCAL RING BACK WHEN FREE SERVICE

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"RING BACK WHEN FREE SERVICE"                  a service offered by one Party to
                                               its Customers, whereby a Calling
                                               Party calling from the number of
                                               a Customer of such service and
                                               who in attempting to set up a
                                               Call to a Called Party on the
                                               other Party's System receives
                                               line busy engaged tone, is then
                                               able to initiate the later
                                               automatic set-up by the network
                                               of a subsequent Call to that
                                               Called Party once the Called
                                               Party's exchange line becomes
                                               free;

"RING BACK WHEN FREE SPECIFICATION"            Specification PNO-ISC/INFO/004
                                               Section 5 Issue 1 Draft E dated
                                               February 1996 as updated from
                                               time to time.

"VIRTUAL CALL"                                 a Message using the C7IUP
                                               Enveloped Digital Private Network
                                               Signalling System protocol (using
                                               the Nodal End to End Data
                                               Messages) specified in the Ring
                                               Back When Free Specification.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, each Party shall carry out its obligations under this Schedule in order that the other Party may provide a Ring Back When Free Service to its Customers.

2.2 Each Party shall convey a Virtual Call in connection with a Ring Back When Free Service in accordance with Annex A and the Ring Back When Free Specification.

2.3 Any necessary technical requirement for the Ring Back When Free Service shall be agreed by the Parties before either Party shall be obliged to convey any Virtual Call under paragraph 2.2.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




2.4           For the avoidance of doubt, the Parties agree that

2.4.1 any Call attempt under which a Calling Party receives the line busy engaged tone, and

2.4.2 any successful Call which may be established as a result of the Ring Back When Free Service shall be conveyed in accordance with Schedule 101 or the equivalent Schedule for Operator Telephony Calls to the Operator System, as appropriate.

2.5 Each Party accepts that the other Party shall not be obliged to convey a Virtual Call under paragraph 2.2 if the exchange line of the Called Party is not one in respect of which such other Party provides or would be able to provide a Ring Back When Free Service to such Called Party as its Customer.

2.6 Each Party shall undertake the obligations under this Schedule during those periods of time and at the same standard and quality of service as such Party undertakes for the Customers of its own Ring Back When Free Service.

2.7 Each Party shall correct faults which occur in its System which affect its obligations under this Schedule in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.8 Each Party shall include Virtual Calls generated by its Ring Back When Free Service in its Traffic Forecasts referred to in Annex A.

3.            ROUTING

3.1 The conveyance of a Virtual Call between the Parties shall be in accordance with the routing principles specified in Annex A.

4.            CHARGING

4.1 For the conveyance of a Virtual Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

4.2 For the conveyance of a Virtual Call by the Operator, the BT shall pay the Operator a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



5.            COMMENCEMENT DATE

5.1 Each Party shall commence to undertake its obligations under this Schedule on a date to be agreed in writing by the Parties.

6.            REVIEW

6.1 The Review Dates for the charges payable under this Schedule shall be 1 April each year.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 101

                       BT TELEPHONY CALLS TO THE BT SYSTEM

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"ADC CALL CATEGORY"                 one of Local ADC, National ADC or
                                    International ADC, as appropriate;

"BT DOUBLE PLUS TANDEM              a BT Telephony Call handed over from the
SEGMENT CALL"                       Operator System to the BT System, initially
                                    switched by a BT Tandem Exchange, thereafter switched by one or more other BT Tandem
                                    Exchanges, and passed to a BT ALE or BT DLE for delivery to a BT Network Termination
                                    Point;

"BT LOCAL EXCHANGE SEGMENT CALL"    a BT Telephony Call handed over from the
                                    Operator System to the BT System at a BT
                                    DLE, for delivery to a BT Network
                                    Termination Point other than via a BT Tandem
                                    Exchange;


"BT SINGLE TANDEM SEGMENT CALL"     a BT Telephony Call handed over from the
                                    Operator System to the BT System, initially switched by a BT Tandem Exchange, and passed to a BT ALE or BT DLE for delivery to a BT
                                    Network Termination Point;

"INTERNATIONAL ADC"                 contributions towards BT's Access Deficit
                                    that apply to Calls handed over from the Operator System ("actual Calls") where, if
                                    Calls (other than Indirect Access Calls) were conveyed in the opposite direction
                                    (whether or not by the Operator System), between the same originating and terminating points as those actual Calls ("reverse
                                    Calls"), such reverse Calls would

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                                    be classified as international calls in the BT Retail Price List;

"LOCAL ADC"                         contributions towards BT's Access Deficit
                                    that apply to Calls handed over from the Operator System ("actual Calls") where, if
                                    Calls (other than Indirect Access Calls) were conveyed in the opposite direction wholly within the BT System between the same originating and terminating points (Calls made or received on mobile terminal apparatus for this purpose being treated as originating or terminating at the relevant wireless telegraphy station carrying the
                                    Call) as those actual Calls ("reverse
                                    Calls"), such reverse Calls would be
                                    classified as local calls in the BT Retail
                                    Price List;

"NATIONAL ADC"                      contributions towards BT's Access Deficit
                                    that apply to Calls handed over from the Operator System ("actual Calls") where, if
                                    Calls (other than Indirect Access Calls) were conveyed in the opposite direction wholly within the BT System between the same originating and terminating points (Calls made or received on mobile terminal apparatus for this purpose being treated as originating or terminating at the relevant wireless telegraphy station carrying the
                                    Call) as those actual Calls ("reverse
                                    Calls"), such reverse Calls would be
                                    classified as national calls in the BT
                                    Retail Price List.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, BT shall convey BT Telephony Calls handed over from the Operator System to the appropriate BT Network Termination Point.

2.2 BT International Incoming Calls, BT Transit Calls, BT Operator to Operator Transit Calls and Calls to Ancillary Services are not conveyed pursuant to this Schedule.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





2.4 BT's obligation to convey BT ISDN Telephony Calls is subject to the respective Systems and all relevant Switch Connections of both Parties being suitable for the conveyance of BT ISDN Telephony Calls.

2.5 BT shall not be obliged under this Schedule to make its System suitable for the conveyance of BT ISDN Telephony Calls or to provide equipment to its Customers enabling BT ISDN Telephony Calls.

2.6 BT shall convey BT Telephony Calls during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.7 Each Party shall correct faults which occur in its System which affect the conveyance of BT Telephony Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

3.            ROUTING

3.1 The conveyance of BT Telephony Calls shall be in accordance with the routing principles specified in Annex A.

4.            CHARGING

4.1 For the conveyance of each BT Telephony Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

4.2 For the conveyance of each BT Telephony Call by BT, which is also a Transfer Charge Call, BT shall pay the Operator a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List, and the Operator shall pay no charge to BT pursuant to paragraph 4.1.

5.            CONTRIBUTIONS TO BT'S ACCESS DEFICIT

5.1 Subject to the provisions of this paragraph 5, the Operator shall pay for each Call, a contribution to BT's Access Deficit at the rate specified for the ADC Call Category specified from time to time in the Carrier Price List. For these purposes, the ADC Call Category shall be ascertained at the time when the Answer Signal is generated.

5.2 If, prior to the date of the Agreement, either Party has requested the Director General pursuant to Condition 13.5A of the BT Licence to reduce the contribution to be made by the Operator towards BT's Access Deficit, then payment of the contribution referred to in such request shall be suspended until the Director General has dealt with the request.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




5.3 If, following a request referred to in paragraph 5.2, the Director General determines not to reduce the contribution or determines that a partial contribution shall be payable by the Operator towards BT's Access Deficit, such contribution shall be payable accordingly with effect from the date of this Agreement. The Operator shall pay any outstanding contribution not later than one month after the date of such determination.

5.4 If, following a request referred to in paragraph 5.2, the Director General determines that no contribution shall be payable by the Operator towards BT's Access Deficit no such contribution shall be payable under paragraph 5.1.

5.5 If the Director General at any time determines pursuant to Condition 13.5A of the BT Licence that the contribution payable by the Operator towards BT's Access Deficit should be varied or a contribution becomes payable in accordance with Condition 13.5A of the BT Licence then the Agreement shall be varied accordingly.

5.6 The Operator shall have no liability to pay a contribution to BT's Access Deficit in respect of Calls which have originated on the system of another licensed operator and are conveyed over the Operator System to the BT System, provided that;

5.6.1 subject as provided in paragraph 5.6.4 below the Operator shall not agree to convey over the Operator System to the BT System Calls originated on the system of a Third Party Operator or first conveyed in the UK by the system of a Third Party Operator unless that operator shows to the Operator's reasonable satisfaction that it has entered into an agreement with BT to pay a contribution to BT's Access Deficit for all Calls originated on the system of that Third Party Operator, or first conveyed in the UK by the system of that Third Party Operator, and conveyed to their ultimate destination by means of the BT System (whether by direct connection between the system of that Third Party Operator and the BT System or by transit through any other system);

5.6.2 if the Director General (following notification from BT) notifies the Operator that a Third Party Operator, having entered into an agreement as described in paragraph 5.6.1 above, has failed to make a contribution to BT's Access Deficit as required by that agreement and that all provisions in that agreement for the resolution of disputes have been exercised and have failed, then the Operator shall as quickly as reasonably practicable cease to convey Calls originated on the system of that Third Party Operator or first conveyed in the UK by that operator's system to the BT System. The Director General shall not notify the Operator pursuant to this paragraph if, having heard representations from the Third Party Operator concerned, he is satisfied that the payment demanded by BT from the Third Party

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                   Operator has not been calculated in accordance with this proviso, save that it shall be deemed to be conclusive proof that the payment has been properly calculated if BT obtains judgement in a court of competent jurisdiction for its recovery as a debt and any appeal against that judgement has been finally disposed of;

5.6.3 the Operator shall provide to BT at BT's expense such information about those Calls described in paragraph 5.6.1 as the Operator is practicably and rightfully able to provide and as BT may reasonably require to calculate the amount of contribution to the Access Deficit so payable. During such time as the Operator is unable to provide a record of the Calls described in paragraph 5.6.1, it shall provide information to BT for the purposes of this paragraph on the basis of a method of estimation determined by the Director General after consulting with such other persons as he considers appropriate;

5.6.4 the obligation of the Operator in paragraph 5.6.1 shall not apply to Calls which the Director General has determined or BT has agreed should not give rise to a contribution to BT's Access Deficit by any such Third Party Operator and this paragraph shall cease to apply if BT ceases to be entitled by virtue of Condition 13 of the BT Licence to recover from the Third Party Operator a contribution to its Access Deficit.

5.7 BT shall indemnify and keep indemnified the Operator against any liability claim, loss or damage resulting from the Operator's performance of obligation under paragraph 5.6.1 or 5.6 2 in circumstances where in case of default or negligence of BT the Operator would not have been so obliged to prevent or cease conveyance of a Call emanating from the Third Party Operator.

5.8 The Parties agree that either Party may initiate a review of paragraphs 5.6 and 5.7 pursuant to paragraph 19.1.3 of the main body of the Agreement.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 102

                       BT TRANSIT CALLS VIA THE BT SYSTEM

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT DOUBLE PLUS TANDEM TRANSIT CALL"            a BT Transit Call, handed over
                                                from the Operator System to the
                                                BT System, initially switched by
                                                a BT Tandem Exchange, thereafter
                                                switched by one or more other BT
                                                Tandem Exchanges, and handed
                                                over from the BT System to a
                                                Third Party Operator's system;


"BT SINGLE TANDEM TRANSIT CALL"                 a BT Transit Call, handed over
                                                from the Operator System to the
                                                BT System, initially switched by
                                                a BT Tandem Exchange, with no
                                                further switching by the BT
                                                System, and handed over from the
                                                BT System to a Third Party
                                                Operator's system.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, BT shall convey a BT Transit Call handed over from the Operator System to the Third Party Operator's system, to the extent that a similar Call is available to BT Customers.

2.2 BT Telephony Calls, BT International Outgoing Calls and BT Operator to Operator Transit Calls are not conveyed pursuant to this Schedule.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 BT's obligation to convey BT ISDN Transit Calls is subject to any Third Party Operator's system and the respective Systems and all relevant Switch Connections of both Parties being suitable for the conveyance of BT ISDN Transit Calls.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


2.5 BT shall convey BT Transit Calls during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.6 Each Party shall correct faults which occur in its System which affect the conveyance of BT Transit Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

3.            ROUTING

3.1 The conveyance of BT Transit Calls shall be in accordance with the routing principles specified in Annex A.

4.            CHARGING

4.1 For the conveyance of each BT Transit Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List. If at the time when a BT Transit Call is conveyed by BT no rate for such a Call is specified in the Carrier Price List the Operator agrees to pay for such a Call at the rate which is subsequently specified in the Carrier Price List.

4.2 For the conveyance of each BT Transit Call by BT, which is also a Transfer Charge Call, BT shall pay the Operator a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List, provided always that BT shall not be obliged to pay for such a Call, if BT has not received payment from a Third Party Operator, and the Operator shall pay no charge to BT pursuant to paragraph 4.1.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 103

             BT OPERATOR TO OPERATOR TRANSIT CALLS VIA THE BT SYSTEM

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:


"BT DOUBLE PLUS TANDEM                     a BT Operator to Operator Transit
OPERATOR TO OPERATOR TRANSIT CALL"         Call, handed over from the Operator
                                           System to the BT System, initially
                                           switched by a BT Tandem Exchange,
                                           thereafter switched by one or more
                                           other BT Tandem Exchanges, and handed
                                           over from the BT System to the
                                           Operator System;


"BT SINGLE TANDEM                          a BT Operator to Operator Transit
OPERATOR TO OPERATOR TRANSIT  CALL"        Call, handed over from the Operator
                                           System to the BT System, initially
                                           switched by a BT Tandem Exchange,
                                           with no further switching by the BT
                                           System, and handed over from the BT
                                           System to the Operator System.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, BT shall convey a BT Operator to Operator Transit Call handed over from the Operator System to the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List.

2.2 BT Telephony Calls and BT Transit Calls are not conveyed pursuant to this Schedule.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 BT's obligation to convey BT ISDN Operator to Operator Transit Calls is subject to the respective Systems and all relevant Switch Connections of

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



              both Parties being suitable for the conveyance of BT ISDN Operator to Operator Transit Calls.

2.5 BT shall convey BT Operator to Operator Transit Calls during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.6 Each Party shall correct faults which occur in its System which affect the conveyance of BT Operator to Operator Transit Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

3.            ROUTING

3.1 The conveyance of BT Operator to Operator Transit Calls, shall be in accordance with the routing principles specified in Annex A.

4.            CHARGING

4.1 For the conveyance of each BT Operator to Operator Transit Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 104

         BT INTERNATIONAL OUTGOING CALLS TO AUTHORISED OVERSEAS SYSTEMS
                                VIA THE BT SYSTEM

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, BT shall convey a BT International Outgoing Call handed over from the Operator System to an Authorised Overseas System, if a rate for such a Call is specified from time to time in the Carrier Price List.

2.2 BT Telephony Calls, BT Transit Calls, BT Operator to Operator Transit Calls and Calls to Ancillary Services are not conveyed pursuant to this Schedule.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 BT's obligation to convey BT ISDN International Outgoing Calls is subject to the Authorised Overseas System and the respective Systems and all relevant Switch Connections of both Parties being suitable for the conveyance of BT ISDN International Outgoing Calls.

2.5 BT shall convey BT International Outgoing Calls during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.6 BT shall be under no obligation to convey BT International Outgoing Calls to destinations which are not available to BT Customers from time to time.

2.7 The Operator shall not hand over to BT and BT shall be under no obligation under this Schedule, to convey BT International Outgoing Calls to those countries listed from time to time in the BT Retail Price List as being available only through the BT Operator.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



2.8 Each Party shall correct faults which occur in its System which affect the conveyance of BT International Outgoing Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.9 The Operator shall not hand over to the BT System, a BT International Outgoing Call which is also a Transfer Charge Call, for conveyance to an Authorised Overseas System unless BT has notified the Operator in writing from time to time that BT has an agreement for the connection of Transfer Charge Calls to that Authorised Overseas System.

3.            CALL ROUTING

3.1 The conveyance of BT International Outgoing Calls shall be in accordance with the routing principles specified in Annex A.

4.            CHARGING

4.1 Subject to paragraph 4.3, for the conveyance of each BT International Outgoing Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

4.2 For the conveyance of each BT International Outgoing Call by BT, which is also a Transfer Charge Call, BT shall pay the Operator a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List, provided always that BT shall not be obliged to pay for Transfer Charge Calls where BT has not received payment for such Call from the Authorised Overseas System, and the Operator shall pay no charge to BT pursuant to paragraph 4.1.

4.3 If the Operator, pursuant to the Operator Licence, commences conveying Calls directly to a particular international destination, the Operator shall notify BT in writing. When the Operator commences conveying Calls directly to a particular international destination, the Operator shall pay BT for the conveyance of BT International Outgoing Calls to such destination charges calculated in accordance with the rates for such Calls specified from time to time in the BT Retail Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 110

                            FREEFONE (TM) 0800 CALLS

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:


"BT 0800 SERVICE PROVIDER"                    a person who has contracted with
                                              BT for the delivery of Calls using
                                              telephone numbers commencing with
                                              the digits 0800. The expression
                                              shall also include BT in respect
                                              of such telephone numbers if BT
                                              has published those numbers as
                                              being available to call BT itself
                                              in respect of certain BT services;

"FREEFONE 0800 CALL"                          a Call made by a Calling Party
                                              dialling 0800 followed by a BT
                                              0800 Service Provider's six digit
                                              number (which sets up the Call to
                                              the BT 0800 Service Provider) and
                                              which if made by a BT Customer on
                                              the BT System would be free of
                                              charge and paid for by the BT 0800
                                              Service Provider;

"FREEFONE 0800 CHARGECARD CALL"               a Freefone 0800 Call made by a
                                              Calling Party dialling 0800 144
                                              144 to access the BT
                                              CHARGECARD(TM) service.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, BT shall convey Freefone 0800 Calls handed over from the Operator System to the appropriate terminal apparatus nominated by the BT 0800 Service Provider or by BT if the terminal apparatus is connected to the BT System, or to the Operator System or a Third Party Operator's system if the terminal apparatus is connected to that System or system.

2.2 Freefone 0800 Calls shall be included in the Traffic Forecast in accordance with Annex A.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 The Operator shall ensure that its promotional material will not undermine the public perception that Freefone 0800 Calls are free to BT Customers.

2.5 BT shall convey Freefone 0800 Calls handed over from the Operator System during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.6 Each Party shall correct faults which occur in its System which affect the conveyance of Freefone 0800 Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.7 If there are abnormally high volumes of Freefone 0800 Calls that the BT System cannot convey, the Operator may apply network management controls in the Operator System or BT may apply network management controls in the BT System.

2.8 If Operator Customers by means of a Freefone 0800 Call order a Call via INMARSAT or order a BT Telemessage and BT provides such a Call or service, then the Operator shall pay to BT the appropriate charges specified from time to time in the BT Retail Price List.

2.9 The Operator shall only hand over a Freefone 0800 CHARGECARD(TM) Call to the BT System if such a Call originates using an exchange line.

2.10 The Operator shall generate and convey full CLI as requested by the BT System for each Freefone 0800 CHARGECARD(TM) Call handed over to the BT System. For the avoidance of doubt, a Freefone 0800 CHARGECARD(TM) Call handed over from the Operator System to the BT System which is not supported by full CLI, shall not receive an Answer Signal from the BT System, and no payment shall be due to the Operator for such a Call.

3.            ROUTING

3.1 The conveyance of Freefone 0800 Calls shall be in accordance with the routing principles specified in Annex A.

3.2 Freefone 0800 Calls handed over to BT by the Operator shall be handed over at a BT Switch Connection located at a BT DMSU which is as near as reasonably practicable to the geographical location from which the Call was initially made or as otherwise may be agreed in writing by the Parties.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


4.            CHARGING

4.1 For the conveyance of each Freefone 0800 Call by the Operator, BT shall pay the Operator a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                    ANNEX C

                                  SCHEDULE 111

                             LO-CALL(TM) 0345 CALLS

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT 0345 SERVICE PROVIDER"                    a person who has contracted with
                                              BT for the delivery of Calls using
                                              telephone numbers commencing with
                                              the digits 0345. The expression
                                              shall also include BT in respect
                                              of such telephone numbers if BT
                                              has published those numbers as
                                              being available to call BT itself
                                              in respect of certain BT services;

"LO-CALL 0345 CALL"                           a Call made by a Calling Party
                                              dialling 0345 followed by a BT
                                              0345 Service Provider's six digit
                                              number (which sets up a Call to
                                              the BT 0345 Service Provider) and
                                              which if made by a BT Customer on
                                              the BT System would be charged at
                                              BT's local call charge as
                                              specified from time to time in the
                                              BT Retail Price List and an
                                              additional charge is paid to BT by
                                              the BT 0345 Service Provider.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, BT shall convey Lo-Call 0345 Calls handed over from the Operator System to the appropriate terminal apparatus nominated by the BT 0345 Service Provider or by BT if the terminal apparatus is connected to the BT System, or to the Operator System or a Third Party Operator's system if the terminal apparatus is connected to that System or system.

2.2 Lo-Call 0345 Calls shall be included in the Traffic Forecast in accordance with Annex A.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and clear down sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 The Operator shall ensure that its promotional material will not undermine the public perception that Lo-Call 0345 Calls are charged to BT Customers at BT's local call rates.

2.5 BT shall convey Lo-Call 0345 Calls handed over from the Operator System during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.6 Each Party shall correct faults which occur in its System which affect the conveyance of Lo-Call 0345 Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.7 If there are abnormally high volumes of Lo-Call 0345 Calls that the BT System cannot convey, the Operator may apply network management controls in the Operator System or BT may apply network management controls in the BT System.

3.            ROUTING

3.1 The conveyance of Lo-Call 0345 Calls shall be in accordance with the routing principles specified in Annex A.

3.2 Lo-Call 0345 Calls handed over to BT by the Operator shall be handed over at a BT Switch Connection located at a BT DMSU which is as near as reasonably practicable to the geographical location from which the Call was initially made or as otherwise may be agreed in writing by the Parties.

4.            CHARGING

4.1 For the conveyance of each Lo-Call 0345 Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                                ANNEX C

                                              SCHEDULE 112

                                     BT PREMIUM RATE SERVICE CALLS

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"CALLING CENTRE"             any location, whether or not authorised, where
                             Calls may be made;

"ICSTIS" the Independent Committee for the Supervision of Standards of Telephone Information Services.

2.            DESCRIPTION OF SERVICE

2.1 BT shall take all reasonable steps to ensure that a person applying to be a BT PRS Service Provider is adequately vetted prior to being accepted to minimise the risk of PRS Fraud and to ensure compliance with any requirements of ICSTIS.

2.2 BT shall take all reasonable steps to ensure that a person applying to be a BT PRS Service Provider will offer a PRS in good faith.

2.3 The Parties shall take reasonable endeavours to agree adequate safeguards to prevent and detect PRS Fraud and shall record such agreement in a separate document known as the "PRS Fraud Management Manual". If a Party reasonably considers that such safeguards are not adequate then either Party may apply for a review of this Schedule pursuant to paragraph 19.1.3 of the main body of this Agreement.

2.4 Subject to the provisions of this Schedule, BT shall convey BT PRS Calls handed over from the Operator System to the appropriate terminal apparatus nominated by the BT PRS Service Provider or by BT if the terminal apparatus is connected to the BT System, or to the Operator System or a Third Party Operator's system if the terminal apparatus is connected to that System or system.

2.5 BT shall have no obligation to convey BT PRS Calls handed over from the Operator System intended for a BT PRS Service Provider if BT has

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




              suspended service to that BT PRS Service Provider or terminated his contract.

2.6 BT PRS Calls shall be included in the Traffic Forecast in accordance with Annex A.

2.7 The Parties shall agree in advance all necessary technical requirements, including Call set-up and clear down sequences, for the conveyance of Calls pursuant to this Schedule.

2.8 BT shall convey BT PRS Calls handed over from the Operator System during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.9 Each Party shall correct faults which occur in its System which affect the conveyance of BT PRS Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.10 If there are abnormally high volumes of BT PRS Calls that the BT System cannot convey, the Operator may apply network management controls in the Operator System or BT may apply network management controls in the BT System.

2.11 Each Party shall comply with the requirements specified from time to time in Appendices 112.1 and 112.2.

3.            ROUTING

3.1 The conveyance of BT PRS Calls shall be in accordance with the routing principles specified in Annex A.

3.2 BT PRS Calls handed over to BT by the Operator shall be handed over at a BT Switch Connection located at a BT DMSU which is as near as reasonably practicable to the geographical location from which the Call was initially made or as otherwise may be agreed in writing by the Parties.

4.            CHARGING

4.1 Subject to the provisions of this Schedule, for the conveyance of each BT PRS Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

5.            COMMENCEMENT

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




5.1 BT shall convey BT PRS Calls handed over from the Operator System commencing on a date to be agreed in writing by the Parties.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                 APPENDIX 112.1

                 PRS FRAUD PREVENTION, DETECTION AND ADJUSTMENT


1.            NETWORK DEVELOPMENT

1.1 If BT undertakes technical development in relation to BT PRS Calls, BT shall reasonably enhance the facilities for the prevention and detection of PRS Fraud.

2.            OPERATIONAL LIAISON

2.1 The Parties shall by monitoring BT PRS Calls take all reasonable steps to prevent and detect PRS Fraud using, without limitation, the criteria specified in Appendix 112.2.

3.            BT DETECTION AND NOTIFICATION

3.1 If BT suspects PRS Fraud taking into account the criteria specified in Appendix 112.2 it shall immediately pass to the Operator, for each Calling Centre identified, the following information:

3.1.1               the identity of the Calling Centre;

3.1.2               the estimated total duration of the relevant BT PRS Calls;

3.1.3               the dates when the relevant BT PRS Calls were made;

3.1.4               the telephone number or numbers of the relevant BT PRS
                    Service Provider;

3.1.5               the identity of the relevant BT PRS Service Provider;

3.1.6               such other information as BT considers relevant;

3.1.7               such other information reasonably requested by the Operator.

4.            OPERATOR DETECTION AND NOTIFICATION

4.1 If the Operator suspects PRS Fraud taking into account the criteria specified in Appendix 112.2 it shall immediately pass to BT, for each Calling Centre identified, the following information:

4.1.1               the identity of the Calling Centre;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


4.1.2               the estimated total duration of the relevant BT PRS Calls;

4.1.3               the dates when the relevant BT PRS Calls were made;

4.1.4               the telephone number or numbers of the relevant BT PRS
                    Service Provider;

4.1.5               the identity of the relevant Operator Customer;

4.1.6               such other information as the Operator considers relevant;

4.1.7               such other information reasonably requested by BT.

5.            RESTRICTION ON USE OF INFORMATION

5.1 Any information passed between the Parties in accordance with paragraphs 3 and 4 shall only be used for the following purposes:

5.1.1               to monitor, prevent or detect PRS Fraud;

5.1.2 to assist the investigation of PRS Fraud and to undertake criminal prosecutions if PRS Fraud is established;

5.1.3 to undertake civil proceedings to effect recovery of losses resulting from PRS Fraud.

6.            NOMINATED PARTIES

6.1 Any information required to be passed between the Parties in accordance with paragraphs 3 and 4 shall be collated by the nominated representative of one Party and sent to the nominated representative of the other Party in accordance with the PRS Fraud Management Manual.

7.            FINANCIAL ADJUSTMENT

7.1 If a Party has passed information to the other Party in accordance with paragraphs 3 and 4, then for information so passed which relates to the current Billing Period and subject to the information having been passed to BT within 2 weeks of the end of that Billing Period then the Operator may withhold payment for the identified BT PRS Calls;

7.1.1 for a period of not more than 6 months commencing with the date of the first bill following the end of the then current Billing Period; or

7.1.2               until the Operator receives payment from the Operator
                    Customer

              whichever duration is less.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



7.2 The Operator shall take all reasonable steps to recover any outstanding charges for BT PRS Calls.

7.3 If after the period of 6 months specified in paragraph 7.1.1 the Operator has not received payment from the Operator Customer, BT may:

7.3.1 unconditionally release the Operator from the obligation to pay; or

7.3.2               continue suspension of the Operator's obligation to pay; or

7.3.3 require the Operator to assign (at no cost) to BT the indebtedness of the Operator Customer in consideration of BT releasing the Operator from its obligation to pay such outstanding charges for such Operator Customer.

7.4 In the event of any dispute relating to the operation of this paragraph 7 either Party may serve a notice on the other requiring any matters in dispute to be referred to arbitration in London by a single arbitrator appointed by agreement between the Parties or in default of agreement upon the application of either Party by the President for the time being of the Law Society of England in accordance with and subject to the Arbitration Acts 1950 - 1979.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                 APPENDIX 112.2

              The following are indicators of PRS Fraud in relation to any BT PRS Service Provider and Calling Party:

                             BT PRS SERVICE PROVIDER

1. For each of the first 3 months after commencement of service the number of BT PRS Calls delivered to any new BT PRS Service Provider exceed by 25% (or such other percentage as the Parties may agree in writing) or more the average number of BT PRS Calls to similar Premium Rate Services ascertained after the first month and monthly thereafter.

2. After the first 3 months the number of BT PRS Calls delivered to any BT PRS Service Provider increases at a rate of 25% or more from one month to the next.

3. A high proportion of BT PRS Calls delivered to any BT PRS Service Provider originate at a small number of Calling Centres whether or not limited in geographical location.

4. The average duration of BT PRS Calls delivered to any BT PRS Service Provider differs significantly from that of BT PRS Calls to similar Premium Rate Services or there are repeated Calls of similar duration.

5. BT PRS Calls delivered to any BT PRS Service Provider appear to originate without promotion of the Premium Rate Service.

6. A significant proportion of BT PRS Calls delivered to any BT PRS Service Provider originate at payphones or use payment systems other than a standard telephone bill

                                 CALLING PARTIES

1. A small number of Calling Centres generate a high proportion of BT PRS Calls for delivery to any BT PRS Service Provider.

2. A small number of Calling Centres generate a high volume of BT PRS Calls for delivery to any BT PRS Service Provider.

3. A high proportion of BT PRS Calls delivered to any BT PRS Service Provider are generated at a small number of Calling Centres whether or not limited in geographical location.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------








4. The average duration of BT PRS Calls delivered to any BT PRS Service Provider differs significantly from that of BT PRS Calls to similar Premium Rate Services or there are repeated Calls of similar duration.

5. BT PRS Calls delivered to any BT PRS Service Provider appear to originate without promotion of the Premium Rate Service.

6. A significant proportion of BT PRS Calls delivered to any BT PRS Service Provider originate at payphones or use payment systems other than a standard telephone bill.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                    ANNEX C

                                  SCHEDULE 116

                          NATIONAL CALL(TM) 0990 CALLS

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT 0990 SERVICE PROVIDER"                    a person who has contracted with
                                              BT for the delivery of Calls using
                                              telephone numbers commencing with
                                              the digits 0990. The expression
                                              shall also include BT in respect
                                              of such telephone numbers where BT
                                              has published those numbers as
                                              being available to call BT itself
                                              in respect of certain BT services.

"0990 CALL"                                   a Call made by a Calling Party
                                              dialling 0990 followed by a BT
                                              0990 Service Provider's six digit
                                              number (which sets up the Call to
                                              the BT 0990 Service Provider) and
                                              which if such a Call were made by
                                              a BT Customer on the BT System
                                              would be charged at BT's 'b' Rate
                                              as specified from time to time in
                                              the BT Retail Price List and an
                                              additional charge is paid by the
                                              BT 0990 Service Provider;

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, BT shall convey 0990 Calls received from the Operator System to the appropriate terminal apparatus nominated by the BT 0990 Service Provider or by BT where the terminal apparatus is connected to the BT System, or to the Operator System or a Third Party Operator's system where the terminal equipment is connected to that System or system.

2.2 0990 Calls shall be included in the Traffic Forecast in accordance with Annex A.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 BT shall convey 0990 Calls handed over from the Operator System during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.5 Each Party shall correct faults which occur in its System which affect the conveyance of 0990 Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.6 If there are abnormally high volumes of 0990 Calls that the BT System cannot convey, the Operator may apply network management controls in the Operator System or BT may apply network management controls in the BT System.

3.            ROUTING

3.1 The conveyance of 0990 Calls shall be in accordance with the routing principles specified in Annex A.

3.2 0990 Calls handed over to BT by the Operator shall be handed over at a BT Switch Connection located at a BT DMSU which is as near as reasonably practicable to the geographical location from which the Call was initially made or as otherwise may be agreed in writing by the Parties.

4.            CHARGING

4.1 For the conveyance of each 0990 Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                    ANNEX C

                                  SCHEDULE 117

                              PHONE BASE(TM) CALLS

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT PHONE BASE SERVICE"                       a service comprising access to a
                                              computer database containing the
                                              entries from time to time
                                              available for the alphabetical
                                              section of BT Phone Books;

"PHONE BASE CALLS"                            Calls to the telephone number 0910
                                              210910 to access the BT Phone Base
                                              Service.

2.            DESCRIPTION OF PRODUCT

2.1 Subject to the provisions of this Schedule, BT shall convey Phone Base Calls handed over from the Operator System to the BT Phone Base Service.

2.2 Phone Base Calls shall be included in the Traffic Forecast in accordance with Annex A.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 BT shall convey Phone Base Calls handed over from the Operator System during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.5 Each Party shall correct faults which occur in its System which affect the conveyance of Phone Base Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.6 If there are abnormally high volumes of Phone Base Calls that the BT System cannot convey, the Operator may apply network management controls in the Operator System or BT may apply network management controls in the BT System.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


2.7 Access to the BT Phone Base Service will only be available to those Operator Customers who have contracted with BT for the provision of the BT Phone Base Service and to whom appropriate security codes have been issued to enable use of the BT Phone Base Service.

3.            ROUTING

3.1 The conveyance of Phone Base Calls shall be in accordance with the routing principles specified in Annex A.

3.2 Phone Base Calls handed over to BT by the Operator shall be handed over at a BT Switch Connection located at a BT DMSU.

4.            DURATION

4.1 Conveyance of Phone Base Calls pursuant to this Schedule shall cease if BT has given not less than 6 months' written notice to the Operator of its intention to cease to convey such Calls, and BT ceases to convey Phone Base Calls from BT Customers.

5.            CHARGING

5.1 For the conveyance of each Phone Base Call by BT, the Operator shall pay a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 118

                             BT TIMELINE(TM) SERVICE

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT TIMELINE CALLS"                           Calls to the BT Timeline Service
                                              accessed by means of the digits
                                              123 for BT Customers;

"BT TIMELINE SERVICE"                         BT's speaking clock service which
                                              is available to BT Customers.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, BT shall convey BT Timeline Calls received from the Operator System to the BT Timeline Service.

2.2 BT Timeline Calls shall be included in the Traffic Forecast in accordance with Annex A.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 BT shall convey BT Timeline Calls handed over from the Operator System during those periods of time and at the same standard and quality of service as BT conveys similar Calls.

2.5 Each Party shall correct faults which occur in its System which affect the conveyance of BT Timeline Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

2.6 If there are abnormally high volumes of BT Timeline Calls that the BT System cannot convey, the Operator may apply network management controls in the Operator System or BT may apply network management controls in the BT System.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




3.            ROUTING

3.1 The conveyance of BT Timeline Calls shall be in accordance with the routing principles specified in Annex A.

3.2 BT Timeline Calls handed over to BT by the Operator shall be handed over at a BT Switch Connection located at a BT DMSU.

3.3 If the Operator conveys BT Timeline Calls from the Operator System to the BT System it shall only hand over the Call using the digits 123.

4.            DURATION

4.1 Conveyance of BT Timeline Calls pursuant to this Schedule shall cease if BT has given not less than 6 months written notice to the Operator of its intention to cease to convey such Calls, and BT ceases to convey BT Timeline Calls from BT Customers.

5.            CHARGING

5.1 For the conveyance of each BT Timeline Call by BT, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 120

                      NATIONAL OPERATOR ASSISTANCE SERVICE

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D except as shown:

"ADC CALL CATEGORY"                           one of Local ADC or National ADC,
                                              as appropriate;


"BT FREEFONE(TM) NAME SERVICE                 a person who has contracted with
PROVIDER"                                     BT for the delivery of Calls using
                                              a BT Operator by quoting
                                              Freefone(TM) Name. The expression
                                              shall also include BT in respect
                                              of Freefone(TM) Names if BT has
                                              published those as being available
                                              to call BT itself in respect of
                                              certain BT services;


"FREEFONE(TM) NAME"                           a name beginning with the word
                                              "Freefone(TM)" and which has been
                                              allocated by BT to a BT
                                              Freefone(TM) Name Service Provider
                                              which is used to set up a Call to
                                              the BT Freefone(TM) Name Service
                                              Provider which if made by a BT
                                              Customer on the BT System would be
                                              free of charge and paid for by the
                                              BT Freefone(TM) Name Service
                                              Provider;

"LOCAL ADC"                                   the contributions towards BT's
                                              Access Deficit that apply to Calls
                                              received from the Operator System
                                              ("actual Calls") where, if Calls
                                              (other than Indirect Access Calls)
                                              were conveyed in the opposite
                                              direction between the same
                                              originating and terminating points
                                              as those actual Calls ("reverse
                                              Calls"), such reverse Calls would
                                              be classified as local calls in
                                              the BT Retail Price List;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"NATIONAL ADC"                                the contributions towards BT's
                                              Access Deficit that apply to Calls
                                              received from the Operator System
                                              ("actual Calls") where, if Calls
                                              (other than Indirect Access Calls)
                                              were conveyed in the opposite
                                              direction between the same
                                              originating and terminating points
                                              as those actual Calls ("reverse
                                              Calls"), such reverse Calls would
                                              be classified as national calls in
                                              the BT Retail Price List;

"NOA SERVICE"                                 the Operator Assistance Service
                                              relating to Calls originating and
                                              terminating within the British
                                              Isles as specifically described in
                                              paragraph 2 of this Schedule.

2.            DESCRIPTION OF SERVICE

2.1 This Schedule gives details of the provision by BT to the Operator of access to the NOA Service from the Operator System.

2.1.1 NOA Service shall only be available to be accessed by Calling Parties having a telephone number conforming to the UK national numbering scheme.

2.1.2 Except where expressly stated otherwise all Calls to the NOA Service shall attract the charge for the NOA Service specified from time to time in the BT Carrier Price List.

2.1.3 Where the Operator permits Calling Parties to access the NOA Service from payphones connected to or forming part of the Operator System, BT shall only be obliged to provide the services set out in paragraphs 2.3.2 and 2.3.4.

2.2 Subject to paragraph 2.3, Calling Parties will be able to access the NOA Service in order to obtain assistance in completing Calls to persons in the British Isles who can be reached via the BT System.

2.3           The NOA Service shall comprise the following:

2.3.1                ASSISTANCE CALLS

                     A Calling Party may request the BT Operator to connect the following types of Call:

                     (a)    A BT Basic Telephony Call;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                     (b)    A BT Basic Transit Call;

                     (c)    An Operator Basic Telephony Call;

                     (d)    A BT Basic Operator to Operator Transit Call;

                     (e)    An Operator Basic Transit Call;

                     (f)    A Number Translation Services Call;

                     (g) A BT Basic International Outgoing Call to the Republic of Ireland;

                     except that BT PRS Calls, Operator PRS Calls and Calls to PRS services run by Third Party Operators shall not be connected.

                     A Calling Party may request the BT Operator to provide assistance in connection of such a Call referred to above where a previous attempt failed (as, for instance, where there has been a continuous engaged tone, number unobtainable tone, continuous ringing tone and no reply, no tone or wrong number), or re-connection of such a Call in the event of prior unwarranted disconnection by one or more of the Telecommunication Systems involved in the connection chain.

                     The assistance provided under this paragraph 2.3.1 shall only be in respect of Calls for which BT provides the same assistance service for its Customers. BT shall offer refunds of Call charges to the Operator in respect of its Customers in circumstances where BT would offer refunds to BT Customers.

2.3.2                TRANSFER CHARGE CALLS

                     A Calling Party may request the BT Operator to attempt to set up a Transfer Charge Call to a person having a telephone number conforming to the UK national numbering scheme. The charge for the NOA Service specified from time to time in the Carrier Price List will not be payable for successful Transfer Charge Calls.

                     The NOA Service shall not connect Transfer Charge Calls to the following:

                     (a) answering machines (unless permitted by the initial message pre-recorded by the person responsible for the called number);

                     (b)    payphones;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                     (c)    the Republic of Ireland;

                     (d)    Number Translation Services Calls;

                     (e)    persons using certain Land Mobile Radio Services;

                     (f)    numbers on paging systems;

2.3.3                ALARM CALLS

                     A request can be made to the BT Operator for an alarm call to be made at a specified time. The alarm call will be attempted at or near the required time, but in any event no more than five minutes earlier or later than the time specified. However, alarm calls can only be booked on ordinary fixed exchange lines within the British Isles (excepting the Republic of Ireland) and can only be charged to the Calling Party's number.

                     Alarm calls will be charged to the Operator at the price specified from time to time in the Carrier Price List, when booked. Refunds of the charge shall be given to the Operator if an alarm call is cancelled, subject to the cancellation being made prior to midnight on the day preceding the day for which the alarm call has been booked.

2.3.4                BT FREEFONE(TM) NAME SERVICE

                     A request can be made to the BT Operator to connect a Call using the BT Freefone(TM) Name Service. The BT Operator will connect the Call or if the telephone number is engaged or unavailable, inform the Calling Party.

                     The charge for the NOA Service specified from time to time in the Carrier Price List will not be payable for Calls to NOA Service where the NOA Service is only used to access the BT Freefone(TM) Name Service.

                     The Operator shall ensure that any promotional material issued by it will not undermine the public perception that the conveyance of Calls to the BT Freefone(TM) Name Service is free to BT Customers.

2.4 If BT makes a material change to the NOA Service that BT provides to its own Customers, it shall give the Operator 6 months' notice of such change. The notice of such change shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

3.            BT'S OBLIGATIONS

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



3.1 BT shall provide the NOA Service to the Operator at all times. In other aspects it shall provide the same standard and quality of service as BT provides such service to the generality of BT Customers calling the NOA Service from that locality.

3.2 Subject to the provisions of this Schedule, BT shall convey Calls for the NOA Service by means of the BT System to an OCHC. BT shall be under no obligation to convey any Call to the NOA Service which is a type of Call that BT does not convey to such service for its Customers.

3.3 BT shall use its reasonable endeavours to ensure that 90 per cent of all Calls (except those for which there were no queue places available in the automatic call distribution system) to the NOA Service (averaged over a 24 hour period) will be answered within 15 seconds, 7 days per week (with the exception of Christmas Day when the target percentage shall be 70 per cent). The balance of all such Calls shall be answered by the BT Operator as soon as reasonably possible after the 15 second period.

3.4 On written request from the Operator, BT shall provide statistics of the percentage of Calls actually answered within the time periods specified in paragraph 3.3 for the OCHC which normally deals with Calls to the NOA Service for the relevant BT Switch Connection.

3.5 BT shall, correct faults which occur in the BT System which affect the provision of the NOA Service, in accordance with BT's normal engineering practices. For the avoidance of doubt, BT does not warrant that the BT System is or will be free from faults.

3.6 Procedures for the provision by BT to the Operator of details of Calls to the NOA Service and refunds handled by BT Operators are set out in Annex B and the procedures for operational matters and Customer complaints are set out in the Operator Services Manual.

3.7 BT shall provide training to BT Operators for the purpose of providing services under this Schedule.

4.            THE OPERATOR'S OBLIGATIONS

4.1 Where the Operator conveys Calls to access the NOA Service it shall deliver the Calls to a BT Switch Connection at a BT DMSU in accordance with Annex A.

4.2 If Operator Customers, by means of a Call passed to BT to order a BT Telemessage, and BT provides such a service the Operator shall pay to BT the appropriate charge specified from time to time in the BT Retail Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




4.3 The Operator shall, where faults occur in the Operator System which affect the provision of the NOA Service, correct them in accordance with the Operator's normal engineering practices. For the avoidance of doubt, the Operator does not warrant that the Operator System is or will be free from faults.

4.4 Where the Operator permits access to the NOA Service from payphones connected to or forming part of the Operator System, the Operator shall ensure the payphone sends a tone, of a form to be agreed between the Parties, to indicate to the BT Operator that the Calling Party is using a payphone.

4.5 Where the Operator wishes BT to inform Calling Parties, in response to enquiries, of the condition of Operator Customer's telephone lines (e.g. out of order, terminated etc.) it shall provide BT with a telephone number for use by the BT Operator for making such enquiries. This telephone number will be used solely by the BT Operator and shall not be disclosed.

5.            COMMENCEMENT & TERMINATION

5.1 BT shall provide the NOA Service to the Operator as detailed in this Schedule on the later of the following:

5.1.1 a date 3 months after the date this Schedule was incorporated into the Agreement; or

5.1.2                the first Ready for Service Date; or

5.1.3                such other date as the Parties may agree in writing.

5.2 The Operator may terminate its access to the NOA Service under this Schedule by giving 3 months' written notice to BT.

6.            CHARGING

6.1 For the services provided by the BT Operator except for those specifically stated to be free of such charges, the Operator shall pay BT for each Call the charge for the NOA Service as specified from time to time in the Carrier Price List. In addition, the following are payable:

6.1.1                For the onward connection of Calls stated in paragraph
                     2.3.1 the Operator or BT, as appropriate shall pay, for each successful Call, the charges in accordance with the charge as specified from time to time in the Carrier Price List for the appropriate Call.

6.1.2 For the provision of Transfer Charge Calls by the NOA Service, and for the BT Freefone(TM) Name Service, BT shall pay the Operator for

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




              each successful Call, the appropriate charge specified from time to time in the Carrier Price List.



7.            CONTRIBUTIONS TO BT'S ACCESS DEFICIT

7.1 Where BT provides assistance pursuant to paragraph 2.3.1 which includes onward connection of a BT Basic Telephony Call and subject to the provisions of this paragraph 7, the Operator shall pay a contribution to BT's Access Deficit at the rate specified from time to time for the ADC Call Category, in the Carrier Price List. For these purposes, the ADC Call Category shall be ascertained at the time when the Answer Signal is generated.

7.2 If, prior to the date of the Agreement, either Party has requested the Director General pursuant to Condition 13.5A of the BT Licence to reduce the contribution to be made by the Operator towards BT's Access Deficit, then payment of the contribution referred to in such request shall be suspended until the Director General has dealt with the request.

7.3 If, following a request referred to in paragraph 7.2, the Director General determines not to reduce the contribution or determines that a partial contribution shall be payable by the Operator towards BT's Access Deficit, such contribution shall be payable accordingly with effect from the date that the services set out in this Schedule commenced. The Operator shall pay any outstanding contribution not later than one month after the date of such determination.

7.4 If, following a request referred to in paragraph 7.2, the Director General determines that no contribution shall be payable by the Operator towards BT's Access Deficit no such contribution shall be payable under paragraph 7.1.

7.5 If the Director General at any time determines pursuant to Condition 13.5A of the BT Licence that the contribution payable by the Operator towards BT's Access Deficit should be varied or a contribution becomes payable in accordance with Condition 13.5A of the BT Licence then the Agreement shall be varied accordingly.

7.6 The Operator shall have no liability to pay a contribution to BT's Access Deficit in respect of Calls which have originated on the system of a Third Party Operator and are conveyed over the Operator System to the BT System, provided that:

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




7.6.1 subject as provided in paragraph 7.6.4 below the Operator shall not agree to convey over the Operator System to the BT System Calls originated on the system of a Third Party Operator or first conveyed in the UK by the system of a Third Party Operator unless that operator shows to the Operator's reasonable satisfaction that it has entered into an agreement with BT to pay a contribution to BT's Access Deficit for all Calls originated on the system of that Third Party Operator, or first conveyed in the UK by the system of that Third Party Operator, and conveyed to their ultimate destination by means of the BT System (whether by direct connection between the system of that Third Party Operator and the BT system or by transit through any other system);

7.6.2 if the Director General (following notification from BT) notifies the Operator that a Third Party Operator, having entered into an agreement as described in paragraph 7.6.1, has failed to make a contribution to BT's Access Deficit as required by that agreement and that all provisions in that agreement for the resolution of disputes have been exercised and have failed, then the Operator shall as quickly as reasonably practicable cease to convey Calls originated on the system of that Third Party Operator or first conveyed in the UK by that operator's system to the BT System. The Director General shall not notify the Operator pursuant to this paragraph if, having heard representations from the Third Party Operator concerned, he is satisfied that the payment demanded by BT from the Third Party Operator has not been calculated in accordance with this proviso, save that it shall be deemed to be conclusive proof that the payment has been properly calculated if BT obtains judgement in a court of competent jurisdiction for its recovery as a debt and any appeal against that judgement has been finally disposed of;

7.6.3 the Operator shall provide BT at BT's expense such information about those Calls described in paragraph 7.6.1 as the Operator is practicably and rightfully able to provide and as BT may reasonably require to calculate the amount of contribution to the Access Deficit so payable. During such time as the Operator is unable to provide a record of the Calls described in paragraph 7.6.1, it shall provide information to BT for the purposes of this paragraph on the basis of a method of estimation determined by the Director General after consulting with such other persons as he considers appropriate;

7.6.4 the obligation of the Operator in paragraph 7.6.1 shall not apply to Calls which the Director General has determined or BT has agreed should not give rise to a contribution to BT's Access Deficit by any such Third Party Operator and this paragraph shall cease to apply if BT ceases to be entitled by virtue of Condition 13 of the BT Licence to recover from the Third Party Operator a contribution to its Access Deficit.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



7.7 BT shall indemnify and keep indemnified the Operator against any liability claim, loss or damage resulting from the Operator's performance of obligation under paragraph 7.6.1 or 7.6.2 in circumstances where in case of default or negligence of BT the Operator would not have been so obliged to prevent or cease conveyance of a Call emanating from the Third Party Operator.

7.8 The Parties agree that either Party may initiate a review of paragraphs 7.6 and 7.7 pursuant to paragraph 19.1.3 of the main body of the Agreement.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 121

                            DIRECTORY ENQUIRY SERVICE

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BLIND  OR DISABLED PERSON"                   a person fulfilling criteria
                                              determined by BT from time to time
                                              and registered with BT permitting
                                              use of the DQ Service by that
                                              person at no charge;

"DQ CENTRE"                                   a BT site where DQ Operators
                                              answer Calls to the DQ Service;

"DQ OPERATOR"                                 a person who answers Calls to the
                                              DQ Service;

"DQ SERVICE"                                  the directory enquiry service
                                              relating to telephone numbers
                                              within the British Isles.

2.            DESCRIPTION OF SERVICE

2.1 This Schedule gives details of the provision by BT to the Operator of access to the DQ Service. The DQ Service shall only be available to be accessed by persons having a telephone number conforming to the UK national numbering scheme.

2.2 A person may request a search for the telephone or telex numbers of up to two persons listed as telephony or telex customers in the British Isles provided that sufficient information is given to enable the DQ Operator to carry out a search. If the search is successful, the Calling Party will be supplied with the requested number. However if the number is listed as an ex-directory number the Calling Party will be so informed, but the number will not be disclosed.

2.3 Subject to paragraph 2.4 below, refunds of the DQ Service charges set out from time to time in the Carrier Price List shall be made by BT where the following circumstances are brought to BT's attention by the Operator Customer:

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





2.3.1 if a DQ Operator provides to the Calling Party information that is inconsistent with correct information that was available at the DQ Centre;

2.3.2 if a DQ Operator is unable to trace the telephone number but the Calling Party is able to obtain the number from a BT Phone Book or another DQ Operator that same day;

2.3.3             if the Call is misrouted by the BT System to the DQ Service;

2.3.4 if the Call has been cut off by the BT System on a Call to the DQ Service or bad transmission over the BT System prevents the Calling Party from hearing the DQ Operator's response;

2.3.5 if, due to BT error in processing any information that BT has agreed to enter in a BT Phone Book, the number that is required is missing or incorrect (e.g. numbers transposed) in such a directory;

2.3.6 if the DQ Operator reasonably feels that the Calling Party has experienced poor DQ Service or exceptional difficulty;

2.3.7 if during the course of a search by the DQ Operator there is a computer failure and the DQ Operator is unable to deliver the number;

2.3.8 if the Calling Party is referred by the DQ Operator to the BT "Talking Pages" Service;

2.3.9 if the Calling Party asks for the number of a particular BT department or front office;

2.3.10 if the Calling Party requests Number Range information and the Call to the DQ Service was caused by a BT code change or bulk number change.

2.4 Refunds will only be made if the Calling Party identifies to the DQ Operator dealing with the refund the originating telephone number used by the Calling Party to make the Call to the DQ Centre.

2.5           Directory Enquiry Service for the Blind or Disabled

2.5.1 BT shall register as a Blind or Disabled Person those persons who apply to a BT registration point for consideration by BT to be registered, subject to the person fulfilling the same criteria as BT Customers qualifying for registration.

2.5.2 BT shall make no separate charge pursuant to this Schedule for access to the DQ Service where:

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





                     a) the Call is received at the specialised DQ bureau dealing with Calls from Blind or Disabled Persons to the DQ Service; and

                     b) the Calling Party is a Blind or Disabled Person.

                     No refunds will be offered to the Operator in respect of the provision of the DQ Service to Blind or Disabled Persons.

2.6 If BT makes a material change to the DQ Service that BT provides to its own Customers, it shall give the Operator 6 months notice of such change. The notice of such change shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

3.            BT'S OBLIGATIONS

3.1 BT shall provide the DQ Service at all times. In other aspects it shall provide the same standard and quality of service as BT makes available to BT Customers making Calls to the DQ Service from that locality.

3.2 Subject to the provision of this Schedule, BT shall convey Calls for the DQ Service received from the Operator System to a DQ Centre. BT shall be under no obligation to convey any Call to the DQ Service which is a type of Call that BT does not convey to such service for its Customers.

3.3           BT shall use its reasonable endeavours to ensure that 90 per cent.
              of all Calls (except those for which there were no queue places available in the automatic call distribution system) to the DQ Service (averaged over a 24 hour period) will be answered within 15 seconds, 7 days per week (with the exception of Christmas Day when the target percentage shall be 70 per cent.). The balance of all such Calls shall be answered by the DQ Operator as soon as reasonably possible after the 15 second period.

3.4 On written request from the Operator, BT shall provide statistics of the percentage of Calls actually answered within the time periods specified in paragraph 3.3 for the OCHC which normally deals with Calls to the DQ Service for the relevant BT Switch Connection.

3.5 BT shall correct faults which occur in the BT System which affect the DQ Service in accordance with BT's normal engineering practices. For the avoidance of doubt, BT does not warrant that the BT System is, or will be, free from faults.

3.6 Procedures for the provision by BT to the Operator of details of Calls to the DQ Service handled by DQ Operators shall be as set out in Annex B whereby BT shall pay refunds to the Operator. Refund information shall be included in TIBS Billing Information and Refund Reports.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


4.            THE OPERATOR'S OBLIGATIONS

4.1 Where the Operator conveys a Call to the DQ Service to BT, the Operator shall convey such a Call to a BT Switch Connection at a BT DMSU in accordance with Annex A.

4.2 The Operator shall pay to BT for each Call to the DQ Service the appropriate charges specified from time to time in the Carrier Price List.

4.3 The Operator shall, correct faults which occur in the Operator System which affect the DQ Service in accordance with the Operator's normal engineering practices. For the avoidance of doubt, the Operator does not warrant that the Operator System is, or will be, free from faults.

5.            COMMENCEMENT & TERMINATION

5.1 BT shall provide the DQ Service as detailed in this Schedule on the later of the following:

5.1.1 a date 3 months after the date this Schedule was incorporated into the Agreement; or

5.1.2                the first Ready for Service Date; or

5.1.3                such other date as the Parties may agree in writing.

5.2 The Operator may terminate access to the DQ service provided under this Schedule by giving 3 months written notice to BT.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 122

                    INTERNATIONAL OPERATOR ASSISTANCE SERVICE

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"IOA SERVICE"                                 the international operator
                                              assistance service relating to
                                              Calls to destinations outside the
                                              British Isles and other services
                                              as specifically described in
                                              paragraph 2 of this Schedule.

2.            DESCRIPTION OF SERVICE

2.1 This Schedule gives details of the provision by BT to the Operator of access to the IOA Service.

2.1.1 IOA Service shall only be available to be accessed by persons having a telephone number conforming to the UK national numbering scheme.

2.1.2 Where the Operator permits Calling Parties to contact the IOA Service from payphones connected to or forming part of the Operator System, BT shall only be obliged to provide the services set out in paragraphs 2.3.3 and 2.3.6.

2.2 Subject to paragraph 2.3, a person will be able to contact the IOA Service in order to obtain assistance in completing Calls to Customers of an Authorised Overseas System who can be reached through the BT System and to obtain time difference advice.

2.3 BT shall provide the IOA Service which shall comprise the following:

2.3.1                Assistance Calls

                     The Calling Party can request connection to an international telephone number, or assistance from overseas operators, or assistance in connection where a previous attempt failed or re-connection to a telephone number in the event of prior unwarranted disconnection by one or more of the Telecommunication Systems involved in the connection chain or assistance in sending facsimile messages to

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------







                  destinations outside the British Isles. Call charges are payable in whole minutes with a minimum charge of that for a three minute Call.

2.3.2             Personal Calls to international numbers

                  The Calling Party can request the BT Operator to connect them to a named person or extension outside the British Isles. A personal call fee is payable for each Call attempt that is answered whether or not the Call is connected to the named person or extension. The Call charges specified from time to time in the Carrier Price List are payable in whole minutes with a minimum charge of that for a three minute Call.

2.3.3             International Transfer Charge Calls

                  The Calling Party can request the BT Operator to arrange a Transfer Charge Call to an overseas destination, except that international Transfer Charge Calls cannot be made to payphones, services run by INMARSAT, a ship in port, the Republic of Ireland or to territories or numbers where there is no agreement to provide such Calls with the relevant telecommunications operators.

2.3.4             Calls via INMARSAT

                  The Calling Party can request the BT Operator to connect a Call to a ship at sea which possesses suitable satellite communication equipment.

2.3.5             Advance Booking of International Calls

                  The Calling Party can request the BT Operator to arrange connection of an International Call to a specific destination for a particular date and time.

2.3.6             Time Difference Advice

                  The Calling Party can request the BT Operator for the local time in a particular country.

2.4 If BT makes a material change to the IOA Service that BT provides to BT Customers, it shall give the Operator 6 months notice of such change. The notice of such change shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

3.            BT'S OBLIGATIONS

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



3.1 BT shall provide the IOA Service at all times. In other aspects it shall provide the same standard and quality of service as BT makes available to BT Customers calling the IOA Service from that locality.

3.2 Subject to the provisions of this Schedule, BT shall convey Calls for the IOA Service by means of the BT System to an IOA Service centre. BT shall be under no obligation to convey any Call to the IOA Service which is a type of Call that BT does not convey to such service for its Customers.

3.3           BT shall use its reasonable endeavours to ensure that 90 per cent.
              of all Calls (except those for which there were no queue places available in the automatic call distribution system) to the IOA Service (averaged over a 24 hour period) will be answered within 15 seconds, 7 days per week (with the exception of Christmas Day when the target percentages shall be 70 per cent.). The balance of all such Calls shall be answered by the BT Operator as soon as reasonably possible after the 15 second period.

3.4 BT shall correct faults which occur in the BT System which affect the provision of the IOA Service in accordance with BT's normal engineering practices. For the avoidance of doubt, BT does not warrant that the BT System is, or will be, free from faults.

3.5 Procedures for the provision by BT to the Operator of details of Calls to the IOA Service handled by BT Operators are set out in Annex B and the procedures for operational matters and Customer complaints are set out in the Operator Services Manual.

4.            THE OPERATOR'S OBLIGATIONS

4.1 Where the Operator conveys Calls to access the IOA Service it shall hand over Calls to a BT Switch Connection at a BT DMSU in accordance with Annex A.

4.2 The Operator shall correct faults which occur in the Operator System which affect the provision of the IOA Service in accordance with the Operator's normal engineering practices. For the avoidance of doubt, the Operator does not warrant that the Operator System is, or will be, free from faults.

4.3 Where the Operator permits access to the IOA Services from payphones connected to or forming part of the Operator System, the Operator shall ensure the payphone sends a tone, of a form to be agreed between the Parties, to indicate to the BT Operator that the Calling Party is using a payphone.

5.            CHARGING

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


5.1 For the service provided by way of the IOA Service, except for international Transfer Charge Calls, the Operator shall pay BT for each Call the charges specified from time to time the Carrier Price List.

5.2 For each international Transfer Charge Call set up by the BT Operator, BT shall pay the Operator for each successful Call the appropriate rate specified from time to time and the Operator shall pay no charge to BT pursuant to paragraph 5.1 in the Carrier Price List.

6.            COMMENCEMENT & TERMINATION

6.1 BT shall provide the IOA Service as detailed in this Schedule on the later of the following:

6.1.1 a date 3 months after the date this Schedule was incorporated into the Agreement; or

6.1.2             the first Ready for Service Date; or

6.1.3             such other date as the Parties may agree in writing.

6.2 The Operator may terminate access to the IOA service provided under this Schedule by giving 3 months written notice to BT.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 123

                     INTERNATIONAL DIRECTORY ENQUIRY SERVICE

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BLIND OR DISABLED PERSON"                    a person fulfilling criteria
                                              determined by BT from time to time
                                              and registered with BT permitting
                                              use of the IDQ Service by that
                                              person at no charge;

"IDQ CENTRE"                                  a BT site where IDQ Operators
                                              answer Calls to the IDQ Service;

"IDQ OPERATOR"                                a person who answers Calls to the
                                              IDQ Service;

"IDQ SERVICE"                                 the international directory
                                              enquiry service relating to
                                              telephone numbers outside the
                                              British Isles which is more
                                              specifically described in
                                              paragraph 2 below.

2.            DESCRIPTION OF SERVICE

2.1 This Schedule gives details of the provision by BT to the Operator of access to the IDQ Service. The IDQ Service shall only be available to be accessed by persons having a telephone number conforming to the UK national numbering scheme.

2.2 A person may request a search for the telephone or telex numbers of up to two persons listed as telephony or telex Customers of operators of Authorised Overseas Systems, provided that sufficient information is given to enable the IDQ Operator to carry out a search. If the search is successful, the Calling Party will be supplied with the requested number. However if the number is listed as an ex-directory number the Calling Party will be so informed, but the number will not be disclosed.

2.3 Subject to paragraph 2.4 below, refunds of the IDQ Service charge specified from time to time in the Carrier Price List shall be made to the Operator by

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




              BT where the following circumstances are brought to BT's attention by the Operator Customer:

2.3.1 if an IDQ Operator provides to the Calling Party information that is inconsistent with correct information that was available at the IDQ Centre;

2.3.2             if the Call is misrouted by the BT System to the IDQ Service;

2.3.3 if the Calling Party has been cut off by the BT System on a Call to the IDQ Service or bad transmission over the BT System prevents the Calling Party from hearing the IDQ Operator's response;

2.3.4 if the IDQ Operator reasonably feels that the Calling Party has experienced poor service or exceptional difficulty;

2.3.5 if the Calling Party asks for the number of a particular BT department or front office;

2.3.6 if the Calling Party makes a Call to enquire about the progress of an earlier request for information where the IDQ Operator has offered to ring with the information.

2.4 Refunds shall be made only if the Calling Party identifies to the IDQ Operator dealing with the refund the originating telephone number used by the Calling Party to make the Call to the IDQ Centre.

2.5           International Directory Enquiry Service for the Blind or Disabled

2.5.1 BT shall register as a Blind or Disabled Person those persons who apply to a BT registration point for consideration by BT to be registered, subject to the person fulfilling the same criteria as BT Customers qualifying for registration.

2.5.2 BT shall make no separate charge pursuant to this Schedule for access to the IDQ Service where:

                  a) the Call is received at the specialised DQ bureau dealing with Calls from Blind or Disabled Persons to the IDQ Service; and

                  b)       the Calling Party is a Blind or Disabled Person.

                     No refunds shall be offered to the Operator in respect of the provision of the IDQ Service to Blind and Disabled Persons.

2.6 If BT makes a material change to the IDQ Service that BT provides to its own Customers, it shall give the Operator 6 months notice of such change.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



              The notice of such change shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

3.            BT'S OBLIGATIONS

3.1 BT shall provide the IDQ Service at all times. In other aspects it shall provide the same standard and quality of service as BT makes available to BT Customers calling the IDQ Service from that locality.

3.2 Subject to the provisions of this Schedule, BT shall convey Calls for the IDQ Service received from the Operator System to an IDQ Centre. BT shall be under no obligation to convey any Call to the IDQ Service which is a type of Call that BT does not convey to such service for its Customers.

3.3           BT shall use its reasonable endeavours to ensure that 90 per cent.
              of all Calls (except those for which there were no queue places available in the automatic call distribution system) to the IDQ Service (averaged over a 24 hour period) will be answered within 15 seconds, 7 days per week (with the exception of Christmas Day when the target percentage shall be 70 per cent.). The balance of all such Calls shall be answered by the Operator as soon as reasonably possible after the 15 second period.

3.4 BT shall correct faults which occur in the BT System which affect the provision of the IDQ Service in accordance with BT's normal engineering practices. For the avoidance of doubt, BT does not warrant that the BT System is, or will be, free from faults.

3.5 Procedures for the provision by BT to the Operator of details of Calls to the IDQ Service handled by IDQ Operators shall be as set out in Annex B whereby BT shall pay refunds to the Operator. Refund information shall be included in TIBS Billing Information and Refund Report.

4.            THE OPERATOR'S OBLIGATIONS

4.1 Where the Operator conveys a Call to access the IDQ Service it shall hand over Calls to a BT Switch Connection at a BT DMSU in accordance with the Annex A.

4.2 The Operator shall pay to BT for each Call to the IDQ Service the appropriate charge specified from time to time in the Carrier Price List.

4.3 The Operator shall correct faults which occur in the Operator System which affect the provision of the IDQ Service in accordance with the Operator's normal engineering practices. For the avoidance of doubt, the Operator does not warrant that the Operator System is, or will be, free from faults.

5.            COMMENCEMENT & TERMINATION

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



5.1 BT shall provide the IDQ Service as detailed in this Schedule on the later of the following:

5.1.1 a date 3 months after the date this Schedule was incorporated into the Agreement; or

5.1.2             the first Ready for Service Date; or

5.1.3             such other date as the Parties may agree in writing.

5.2 The Operator may terminate access to the IDQ Service provided under this Schedule by giving 3 months written notice to BT.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 125

                                EMERGENCY SERVICE
           (INCLUDING POST CODE ALLOCATION FOR FIXED EMERGENCY CALLS)

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"CONNECT TO NUMBER"                           the telephone number of an
                                              Emergency Organisation applicable
                                              to a Zone Code supplied by the
                                              Operator to BT for Mobile
                                              Emergency Calls;

"FIXED EMERGENCY CALL"                        an Emergency Call where the
                                              Calling Party is using an Exchange
                                              Line connected to a fixed Network
                                              Termination Point which has a
                                              telephone number conforming to the
                                              UK national numbering scheme and
                                              which permits BT to ascertain the
                                              location of the Calling Party;

"MOBILE EMERGENCY CALL"                       an Emergency Call where the
                                              Calling Party is using terminal
                                              apparatus which is mobile and in
                                              respect of which, without a Zone
                                              Code, BT would be unable to
                                              ascertain the approximate location
                                              of the Calling Party;

"ZONE CODE"                                   a code, agreed between the
                                              Parties, for signalling and
                                              display to the BT Operator,
                                              identifying the location of the
                                              radio station conveying a Mobile
                                              Emergency Call from an Operator
                                              Customer.

2.            DESCRIPTION OF SERVICE

2.1 This Schedule gives details of the provision by BT to the Operator of a service comprising the conveyance of Emergency Calls and the handing over of such Calls to an Emergency Organisation. This service shall only be available to be accessed by persons having a telephone number conforming to the UK national numbering scheme.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



2.2 Where the Operator System does not hand over Mobile Emergency Calls to the BT System the rights and obligations under this
              Schedule in relation to Mobile Emergency Calls shall not apply.

2.3 The Emergency Service shall be provided in order to assist the Operator to meet the obligation set out in the applicable Condition of the Operator Licence. However, BT shall be under no obligation to provide any Public Emergency Call Service (as defined in Condition 6 of the BT Licence) wider in scope or more onerous than that which BT is obliged to provide to a BT Customer.

2.4 BT's obligation in respect of an Emergency Call is to convey it and hand it over to an Emergency Organisation.

2.5 If BT makes a material change to the Emergency Service that BT provides to its own Customers it shall give the Operator 6 months notice of such change. The notice of such change shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

3.            EMERGENCY SERVICES PLANNING AND SET UP

3.1 Where the Operator intends to send Fixed Emergency Calls, it shall;

              3.1.1 provide details, for each Network Termination Point, of the telephone number, Operator Customer name and installation address, including the post code,

              3.1.2 provide such details, in so far as they have not been provided pursuant to Schedule 150, by electronic data interchange in an agreed format which is recorded in the NIS Manual.

3.2           The provisions of paragraph 7.1.1 (10) of Annex A shall not apply.

3.3 The initial Zone Codes and Connect To Numbers advised to BT by the Operator are set out in Appendix 125.1.

3.4 The Operator shall order and BT shall provide the necessary Data Management Amendments for Emergency Calls to be delivered the relevant Emergency Centres pursuant to the provisions set out in
              Schedule 140.

4.            BT'S OBLIGATIONS

4.1 BT shall, upon receipt of information from the Operator regarding new or amended Zone Codes or Connect To Numbers, install that information within the Emergency Centre database and confirm in writing to the Operator the installation of that information.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



4.2 Subject to the provisions of this Schedule, BT shall where Emergency Calls are handed over at agreed Points of Connection:

4.2.1             convey Emergency Calls to an OCHC;

4.2.2 provide an onwards connect service to the relevant Emergency Organisation via a BT Operator by means of two-way voice telephony; and

4.2.3 liaise and co-operate with the Operator in resolving any problems that may arise and assist the Emergency Organisations with requests for call-trace in the event of failure of an Emergency Call.

4.3 BT shall convey Emergency Calls at all times and at the same standard and quality of service as BT makes available to BT Customers making Fixed Emergency Calls from within that locality.

4.4 BT shall, based upon the Zone Code and the Connect To Numbers related to that Zone Code contained within the Emergency Centre database, connect a Mobile Emergency Call to the Connect To Number on that database shown for the Emergency Organisation requested by the Operator Customer.

4.5 In the event that BT receives a Mobile Emergency Call with a Zone Code that is not contained in the Emergency Centre database or that Zone Code does not refer to a required Connect To Number, or the Mobile Emergency Call does not contain all the required information, or the information is incorrect or corrupted, BT shall use reasonable endeavours to convey the Call to a telephone number for the appropriate Emergency Organisation.

4.6 BT shall correct faults which occur in the BT System which affect Emergency Calls in accordance with BT's normal engineering practices. For the avoidance of doubt, BT does not warrant that the BT System is, or will be, free from faults.

4.7 The Operations and Maintenance Manual contains procedures for testing the service set out in this Schedule.

4.8 BT shall provide training to BT Operators for the purpose of providing services under this Schedule.

4.9 Where the Operator has reasonably required BT's assistance in replying to enquiries and complaints in respect of Emergency Calls, BT shall investigate and report to the Operator and neither Party shall make a charge.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





5.            THE OPERATOR'S OBLIGATIONS

5.1 The Operator shall agree with Emergency Organisations the appropriate local Emergency Organisation departments who shall receive and process Mobile Emergency Calls from Calling Parties conveyed to them by BT.

5.2 The Operator shall allocate to each radio station within the Operator System, which could convey a Mobile Emergency Call, a Zone Code and agree the area covered by each Zone Code with the relevant Emergency Organisations and provide to BT in the format set out in Appendix 125.1, for each Zone Code, at least one and where practicable up to three Connect To Numbers for each applicable Emergency Organisation.

5.3 The Operator shall advise BT in writing of any variation to an existing Zone Code or its associated Connect To Numbers, or any new Zone Code or its Connect To Numbers in the format set out in Appendix 125.1 or such other format as may be agreed between the Parties in writing from time to time.

5.4 Where the Operator delivers an Emergency Call to the BT System it shall do so at an agreed BT Switch Connection at a BT DMSU in accordance with Annex A and conform with the other requirements for Emergency Calls set out in Annex A. Where BT requires that Mobile Emergency Calls be delivered to another or to different BT Switch Connections, BT shall give the Operator at least 6 months notice. The notice shall specify the location of the additional or different BT Switch Connection and the date by which the changes shall be implemented by the Operator.

5.5 The Operator shall not convey to the BT System Emergency Calls before the date agreed pursuant to paragraph 6.1.

5.6 The Operator shall convey to BT all Mobile Emergency Calls in the format 999 II ABCD where:

              999           identifies the Call as an Emergency Call; and
              II            is the Code notified to the Operator by BT which
                            identifies the Emergency Call as a Call from an Operator Customer; and
              ABCD          is the relevant Zone Code notified to BT by the
                            Operator pursuant to paragraph 5.2.

              or such other digits as the Parties may agree in writing from time to time.

5.7 The Operator shall convey to BT all Fixed Emergency Calls with full CLI and shall permit BT to use such CLI to ascertain the appropriate Emergency Organisation.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



5.8 The Operator shall convey Fixed Emergency Calls with the last clearing party initiated release protocol set.

5.9 The Operator shall correct faults which occur in the Operator System which affect Emergency Calls in accordance with the Operator's normal engineering practices. For the avoidance of doubt, the Operator does not warrant that the Operator System is, or will be, free from faults.

5.10 The Operator shall handle, process and reply to all enquiries and complaints about Emergency Calls.

5.11 The Operator shall pay BT for the conveyance of each Emergency Call the charge specified from time to time in the Carrier Price List.

5.12 The Operator shall pay to BT for BT Operator Training the sum specified from time to time in the Carrier Price List for each of Fixed Emergency Call service or Mobile Emergency Call service training within 30 calendar days of the date agreed pursuant to paragraph 6.1 following confirmation by BT of completion of the work.

6.            COMMENCEMENT & TERMINATION

6.1 The Operator may convey Emergency Calls to BT and BT shall convey those Calls on the later of the following:

6.1.1 a date 6 months after the date this Schedule was incorporated into the Agreement; or

6.1.2             the first Ready for Service Date; or

6.1.3             such other date as the Parties may agree in writing.

6.2 The Operator may terminate access to the Emergency Service provided under this Schedule by giving 3 months written notice to BT.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                 APPENDIX 125.1

                         ZONE CODE AND CONNECT TO NUMBER
                           INFORMATION PROVISION FORM

1. The Operator shall provide to BT information relating to Zone Codes and Connect To Numbers in the following format or as otherwise amended by BT and advised to the Operator in writing from time to time:

To:       BT Mobile 999 Admin. Centre           Fax:  01925 235017
From: (Name) ...................the Operator    Fax: ..............
Please implement the following changes to your 999 information.
Ref. No. ......................
Date of change..............................Time of change.....................
Reason for change..............................................................
Information received from Emergency Organisation (date/time) ......./..........
Information sent to Admin. Centre (date/time)......................./..........




--------------------------------------------------------------------------------------------------------------
Changes Table                                                                    BT use only
--------------------------------------------------------------------------------------------------------------
Country or Area   Emergency         Connect To Numbers in      Zones Affected    EDB+GIFChange  Lists Change
                  Authority         format
                                    (P) (number) (Q)
----------------- ----------------- -------------------------- ----------------- -------------- --------------


----------------- ----------------- -------------------------- ----------------- -------------- --------------


----------------- ----------------- -------------------------- ----------------- -------------- --------------


----------------- ----------------- -------------------------- ----------------- -------------- --------------


----------------- ----------------- -------------------------- ----------------- -------------- --------------


----------------- ----------------- -------------------------- ----------------- -------------- --------------


----------------- ----------------- -------------------------- ----------------- -------------- --------------


--------------------------------------------------------------------------------------------------------------
Continued on following sheet (delete if not applicable)
--------------------------------------------------------------------------------------------------------------


Information received by (name/date/time)    ........../.........../............
Information sent to (date/time)             ........../........................

Information received by                 { ]

Information received by (name/date/time)    ........../.........../............


EDB, GIF and/or lists amended by        [ ]             [ ]

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





2. The form described in the immediately preceding paragraph shall include operational guidance notes which shall be as set down below or as amended by BT and advised to the Operator in writing from time to time:

REFERENCE NUMBERS                             These must run consecutively
                                              starting from 1.

DATE AND TIME OF CHANGE                       These shall be within the period
                                              Monday to Friday, 08.30 - 16.30. 3
                                              Working Days notice of any
                                              required change must be given.

REASON FOR CHANGE                             Give brief description only e.g.
                                              "New Zone Code".

CHANGES TABLE                                 For every change there must be an
                                              entry in all of the first four
                                              columns.

COUNTY OR AREA                                Give name of county or area
                                              involved.

EMERGENCY ORGANISATION                        State whether it is Fire, Police,
                                              Ambulance or Coastguard, with the
                                              official name of the Emergency
                                              Organisation in brackets e.g.
                                              "Police (Northern Constabulary)".

ZONE AFFECTED                                 Provide in the format 3123.

CONNECT TO NUMBERS                            You must show the number in the
                                              format (P) 01987 654321 (Q). The
                                              prefix letter must be (P), (S),
                                              (A) or (E) for primary, secondary,
                                              alternative or evacuation numbers
                                              respectively. The suffix letter
                                              must be either (Q) for a queuing
                                              system or (N) if there is none. If
                                              it is a Connect To Number change,
                                              only those Connect To Numbers that
                                              have changed shall be included. If
                                              there is a new Zone Code or the
                                              County or Emergency Organisation
                                              for a particular Zone Code is
                                              changing, then all relevant
                                              Connect To Numbers shall be shown.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 126

                              RADIOTELEPHONE CALLS

1.            DEFINITIONS

1.1 In this Schedule a reference to a paragraph or Appendix, unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D except as shown below:

"BT RADIO OFFICER"                            a BT radio officer who sets up the
                                              Radiotelephone Service;

"RADIOTELEPHONE CALL"                         a Call set up by a BT Radio
                                              Officer from the Calling Party to
                                              the relevant ship using the
                                              Radiotelephone Service;

"RADIOTELEPHONE REQUEST CALL"                 a Call handed over by the Operator
                                              to BT on such BT Freefone 0800
                                              number as BT shall advise from
                                              time to time, whereby the Calling
                                              Party requests the BT Radio
                                              Officer to set up a Radiotelephone
                                              Call;

"RADIOTELEPHONE SERVICE"                      telephone Calls (including related
                                              services) transmitted by wireless
                                              telegraphy from a BT wireless
                                              telegraphy station to a ship.

2.            DESCRIPTION OF SERVICE

2.1 Subject to the provision of this Schedule, BT shall convey Radiotelephone Request Calls handed over from the Operator System to a BT Radio Officer.

2.2 Radiotelephone Request Calls shall be included in the Traffic Forecast in accordance with Annex A.

2.3 On receipt of a Radiotelephone Request Call, the BT Radio Officer shall request the Calling Party to provide its telephone number and details of the destination ship.

2.4 The BT Radio Officer shall attempt to contact the relevant ship and, if successful, shall telephone the Calling Party and set up a Radiotelephone Call.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



2.5 Radiotelephone Calls shall be available to a Calling Party whose telephone number conforms to the UK national numbering scheme.

2.6 If BT makes a material change to the Radiotelephone Service that BT provides to its own Customers, it shall give the Operator 6 months notice of such change. The notice of such change shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

3.            ROUTING

3.1 Where the Operator conveys Radiotelephone Request Calls it shall deliver the Calls to a BT Switch Connection at a BT DMSU, in accordance with Annex A, which is as near as reasonably practicable to the geographical location from which the Call originated or at such other BT Switch Connection as may be agreed in writing.

4.            SERVICE QUALITY

4.1 BT shall convey Radiotelephone Request Calls handed over from the Operator System and Radiotelephone Calls at the same standard and quality of service as Calls made by BT Customers making such Calls in that locality.

4.2 BT shall correct faults which occur in the BT System which affect the conveyance of Radiotelephone Request Calls and Radiotelephone Calls in accordance with BT's normal engineering practices. For the avoidance of doubt, BT does not warrant that the BT System is, or will be, free from faults.

4.3 The Operator shall correct faults which occur in the Operator System which affect the conveyance of Radiotelephone Request Calls and Radiotelephone Calls in accordance with the Operator's normal engineering practices. For the avoidance of doubt, the Operator does not warrant that the Operator System is, or will be, free from faults.

5.            DURATION

5.1 BT may terminate the provision of a Radiotelephone Service to the Operator if BT ceases to provide Radiotelephone Calls for BT Customers.

5.2 The Operator may terminate access to the Radiotelephone Services under this Schedule by giving three months written notice to BT.

6.            CHARGING

6.1 The Operator shall pay to BT for each Radiotelephone Call the appropriate charge specified from time to time in the Carrier Price List. There is a

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




              minimum charge equivalent to a three minute Radiotelephone Call. For Radiotelephone Calls greater than three minutes, the duration is rounded up to the next whole minute.

6.2 Where the BT Radio Officer telephones the Calling Party pursuant to paragraph 2.4, the Operator shall release BT from any payment to the Operator for such Call.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 130

                           CUSTOMER SITED INTERCONNECT

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"2 MBIT/S CSI INTERCONNECT LINK"              a portion of an Interconnect Link
                                              comprising a 2 Mbit/s Path, an
                                              Intrabuilding Link located at the
                                              BT Switch Connection, and, as
                                              appropriate, a Signalling Link;

"2 MBIT/S PATH"                               the transmission layer (comprising
                                              the Multiplexors, LTE and a Line)
                                              between the 2.048Mbit/s G703
                                              interfaces of the Multiplexor
                                              located at the Operator building
                                              (housing the Point of Connection)
                                              and the Multiplexor located at the
                                              BT Switch Connection;

"LINE" the transmission medium between the two LTE's forming part of the 2Mbit/s Path.

2.            DESCRIPTION OF SERVICE

2.1 This Schedule applies to the provision of Customer Sited Interconnect ("CSI") by BT, at the Operator's request, by the Operator ordering CSI in units of single 2Mbit/s CSI Interconnect Link.

2.2 Each 2Mbit/s CSI Interconnect Link contains not more than 30 traffic circuits and may, if required, contain a Signalling Link. A 2Mbit/s CSI Interconnect Link is a component of a Traffic Route and a Traffic Stream.

2.3 Unless otherwise agreed, a 2Mbit/s CSI Interconnect Link may convey Traffic Types of both Parties.

3.            PROVISION OF SERVICE

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


3.1 The Operator shall provide at its expense at the Operator building housing the Point of Connection, suitable accommodation for the BT equipment at the agreed Point of Connection.

3.2 Subject to the provisions of this Schedule, BT shall provide the 2Mbit/s Path and the Intrabuilding Link which form part of the Interconnect Link.

3.3 The Operator shall provide BT with access to the BT equipment at the Point of Connection at reasonable times for provision and or maintenance of 2Mbit/s CSI Interconnect Links. If consent is required from a Third Party, the Operator shall procure such consent. BT undertakes not to damage or destroy equipment forming part of the Operator System whilst providing or maintaining 2Mbit/s CSI Interconnect Links. If such damage or destruction does occur then, subject to the provisions of the main body of the Agreement, BT shall pay the reasonable cost of repair or replacement of such equipment, fair wear and tear excepted.

3.4 Subject to BT obtaining all necessary consents, BT shall provide 2Mbit/s Paths by optical fibre. If BT is unable to obtain such consents BT, after notifying the Operator in writing, may:

3.4.1 suspend its obligations under the relevant order until such time as the necessary consents are obtained; and/or

3.4.2 notify the Operator that, subject to the payment of additional charges (if any), BT shall provide (as a temporary or permanent measure) that 2 Mbit/s Path by radio.

3.5 If pursuant to paragraph 3.4.2 the Operator notifies BT that the Operator does not accept provision by the use of radio, BT's obligation to provide that CSI 2Mbit/s Interconnect Link shall be suspended until such time as the necessary consents are obtained.

3.6 If BT notifies the Operator of its intention to suspend its obligation to provide a CSI 2Mbit/s Interconnect Link in accordance with this paragraph:-

3.6.1 BT shall, if practicable, inform the Operator of the date when BT reasonably expects the necessary consents to be available; and

3.6.2 the Operator may notify BT in writing of the cancellation of the order for that CSI 2Mbit/s Interconnect Link without the pre-payment provisions of Annex A being invoked.

3.7 If pursuant to paragraph 3.4.2 the Operator notifies BT that the Operator accepts provision by the use of radio, BT shall so provide the 2Mbit/s Path, provided that all necessary consents are obtained.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




3.8 If a 2Mbit/s Path has been provided by radio, BT at its cost, may, at its discretion, provide in substitution a 2Mbit/s Path by optical fibre.



3.9 If the BT equipment at the Point of Connection requires a continuous mains electricity supply and electricity connection points, they shall be supplied, where specified by BT, by the Operator at its expense. Such electricity shall be available at the same level of supply, protection and continuity as that available to the Operator equipment.

3.10 Forecasting, provisioning, routing principles and test procedures are specified in Annex A.

3.11 The Operator shall provide and maintain, at its expense, the portion of the Interconnect Link from the Point of Connection to the Operator Switch Connection.

3.12 The Operator shall be solely responsible for any loss, theft or destruction of, or damage (reasonable wear and tear excepted) to BT equipment in the accommodation housing the agreed Point of Connection, howsoever caused (unless caused by BT or its agents), occurring at any time while such BT equipment is so located.

3.13 BT shall provide and maintain the 2Mbit/s Path to engineering standards, (including diversity) not less than those used by BT to provide its BT 2Mbit/s digital wide band service to BT Customers.

4.            SIGNALLING

4.1 When ordering, for the first time, a 2Mbit/s CSI Interconnect Link between a specific BT Switch Connection and a specific Operator Switch Connection the Operator shall order a Signalling Link Set and specify the Route Type(s) required. Where the BT Switch Connection is at a BT ISC and the Operator has an Interconnect Link to another BT ISC, the Parties may agree to a single Signalling Link Set being used to support Interconnect Links to two BT ISCs.

4.2 The Operator shall order an additional Signalling Link Set if the total number of 2Mbit/s CSI Interconnect Links between the same Switch Connections exceed 40 or multiples of 40.

4.3 An order for a Signalling Link Set shall include an order for two 2Mbit/s CSI Interconnect Links.

5.            ROUTE TYPES

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




5.1 Each Traffic Route is provided with a Route Type. Where a Party orders an additional Route Type it shall specify the required Traffic Type.




6.            REARRANGEMENTS

6.1 The Operator may request, in accordance with Annex A, the rearrangement of Intrabuilding Links on the Operator's side of the Point of Connection, or, in the building housing the BT Switch Connection. A change necessitating a 2Mbit/s Path being moved from one building to another building is the termination of, and the provision of a new 2Mbit/s CSI Interconnect Link.

7.            CHARGES

7.1 Subject to the provisions of this paragraph 7, for each 2Mbit/s CSI Interconnect Link, each Signalling Link Set and Route Type ordered by the Operator, the Operator shall pay to BT the connection and rental charges specified from time to time, in the Carrier Price List.


7.2 An Intrabuilding Link charge applies to each order for a 2Mbit/s CSI Interconnect Link. If an Intrabuilding Link contains a Signalling Link which supports unidirectional traffic the charge for that Intrabuilding Link is included in the Signalling Link Set charge.

7.3 There are two different Signalling Link Set charges in respect of Customer Sited Interconnect, namely, a charge for such a Link conveying unidirectional traffic (including, notwithstanding such Calls being conveyed in the opposite direction, Indirect Access Calls) and a charge for such a Link carrying bothway traffic.

7.4           The Signalling Link Set charge includes one single Route Type.
              Charges for additional Route Types are payable as specified from time to time in the Carrier Price List.

7.5 Charges for re-arrangements, pursuant to paragraph 6.1, are payable as specified, from time to time, in the Carrier Price List.

7.6 BT shall apply its retail terms and conditions for the provision by BT of ducting required for CSI. The Operator shall pay to BT duct charges specified from time to time in the BT Retail Price List for "Megastream Charges" - "Ancillary Charges".

7.7 The Operator shall pay the relevant connection charges specified from time to time in the Carrier Price List for each provided 2Mbit/s CSI Interconnect Link.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



7.8 Where initial interconnection is provided by means of Customer Sited Interconnect:

7.8.1 Until the sooner of the next Quarter Day after a period of six months from the launch of the Operators initial commercial service utilising Interconnect Links, or nine months after the provision of the first 2Mbit/s CSI Interconnect Link, the Operator shall, unless otherwise agreed in writing, pay rental for 2Mbit/s CSI Interconnect Links in accordance with the following formula:

                  R(p) =    R(t)
                            ----
                             2

                  Where:

                  R(p)     is the rental payable
                  R(t)     is the sum of all 2Mbit/s CSI Interconnect Link
                           rental calculated from the relevant charges specified from time to time in the Carrier Price
                           List.

7.8.2 After the period referred to in the preceding paragraph, or such other date as the Parties may agree in writing, the Operator shall pay rental for 2Mbit/s CSI Interconnect Links in accordance with the following formula:

                  R(p)  =    R(t)  x    C(o)
                                        ----
                                        C(t)

                  Where:

                  R(p)     is the rental payable
                  R(t)     is the sum of each and every 2Mbit/s CSI
                           Interconnect Link rental calculated from the relevant charges specified from time to time in the Carrier Price List;

               and, taken from the relevant Interconnect Usage Reports of the first three months of the period of four months preceding the due rental date:

                  C(o)     is the total Call minutes for Calls conveyed from
                           the Operator to BT (but including Indirect Access
                           Calls conveyed to the Operator and such other Call
                           types as may be agreed)
                  C(t)     is the total Call minutes between the Parties.

7.8.3          Following the submission of the first bill pursuant to paragraph
               7.8.2 the calculation pursuant to that paragraph shall be applied to the preceding period for which the calculation in paragraph
               7.8.1 applied, and any over or

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------





              under payment by Operator shall be rectified by adjustment of the next following invoice for 2Mbit/s CSI Interconnect Links.

7.9 Where interconnection between the Parties exists prior to the provision of Customer Sited Interconnect, the rental for 2Mbit/s CSI Interconnect Links shall be calculated in accordance with the formula set down in paragraph 7.8.2.

7.10 A connection charge payable pursuant to this Schedule shall be that applicable, from time to time, at the time of placement of the order.

7.11 A rental charge payable pursuant to this Schedule shall be the then current rental charge for the relevant rental period or portion thereof, which shall be the due date referred to in paragraph 7.12.

7.12          Connection and rental charges shall be due on the later of:

              7.12.1 the date for the commencement of service of that 2 Mbit/s CSI Interconnect Link specified by the Operator in the relevant order, or

              7.12.2 the date which is the earlier of the relevant Ready for Service Date or 30 days after the relevant Ready for Test Date.

              Rental charges shall be payable in accordance with the periodicity specified in the Carrier Price List.

7.13 In addition to the charges specified from time to time in the Carrier Price List, each Party shall, if applicable, make the additional payments specified in Appendix C of Annex A.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                                     ANNEX C

                                  SCHEDULE 140

                           DATA MANAGEMENT AMENDMENTS

1.            DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT ADMINISTRATIVE ZONE"                      a separate administrative unit
                                              managing a portion of the BT
                                              System;

"BT CHARGE BAND"                              for each BT Switch, a group of
                                              Call destinations for which the
                                              same BT retail charge (as
                                              specified in the BT Retail Price
                                              List) applies;

"DATA MANAGEMENT AMENDMENT"                   such reconfiguration of the BT
                                              System as is necessary for access,
                                              routing and charging of Calls.

2.            DESCRIPTION OF SERVICE

2.1 This Schedule applies to Data Management Amendments made pursuant to the Operator's request.

2.2           New Numbering Requirements.

2.2.1 The data changes on a BT Switch necessary for BT, using current BT Charge Bands, to set up Traffic Streams for Number Ranges and Access Codes, which changes apply to:

                     (a)    a new AFN;

                     (b)    a new NNG;

                     (c) discrimination of a single D digit, or DE digit on a new NNG;

                     (d) discrimination of more than one D digit or DE digit on a new NNG;

                     (e)    a new Access Code;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                     (f)    a new Operator Free Phone NNG.

2.3           Traffic Stream Changes On A BT Switch.

2.3.1 The data changes on a BT Switch necessary for BT to alter the destination of an existing Traffic Stream, which changes apply to an:

                     (a)    AFN;

                     (b)    NNG;

                     (c) NNG with routing discrimination down to one or more D digit combinations;

                     (d) NNG with routing discrimination down to one or more DE digit combinations;

                     (e)    Access Code;

                     (f)    Operator Free Phone 0800 and an Operator Free Phone
                            NNG.

2.4           Changes To BT Charge Band Allocation.

2.4.1 The data changes on a BT Switch made necessary because of a change at the Operator's request to the payments payable by the Parties under a relevant Schedule, for BT to relocate the Number Ranges from an allocated BT Charge Band to another current BT Charge Band, which changes apply to:

                     (a)    NNGs;

                     (b) NNGs with charging discrimination down to one or more D digit combinations;

                     (c) NNGs with charging discrimination down to one or more DE digits combinations.

2.5           Differential D Digit Charging Discrimination.

2.5.1 The data changes on a BT Switch necessary to expand an existing NNG to an NNG with charging discrimination to a maximum of two D digits.

2.6           Other Data Management Amendments.

2.6.1 Subject to the provisions of this Agreement, BT shall install necessary changes (including data changes) for BT to:

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




                     (a)    route Emergency Calls to appropriate Emergency
                            Centres;

                     (b) make such changes at BT Public Call Boxes or BT Temporary Call Boxes (each as defined in Condition 11 of the BT Licence) to enable Operator Free Phone Calls to be made from such Call Boxes;

                     (c)    route Calls to Ported Number NTPs as defined in
                            Schedule 04 (Number Portability);

                     (d) route BT No Ring Calls as defined in Schedule 107 (BT No Ring Calls to the BT System (in connection with a Telemetry Service)).

3.            QUOTATION FOR SERVICE

3.1 The Operator shall submit to BT a written request for a quotation for Data Management Amendments in relation to services to be provided under a Schedule of this Agreement and with such request provide to BT in writing the information reasonably necessary to enable BT to produce an implementation programme.

3.2           Save for the changes under paragraph 2.6.1(b):

3.2.1 if a quotation is for a type of Data Management Amendment set out in paragraphs 2.2, 2.4 or 2.5 and is for implementation by BT over the whole geographic area covered by the BT System, BT shall provide such quotation not later than 10 Working Days; or

3.2.2 in all other cases, as soon as reasonably practicable, BT shall provide a written quotation and implementation programme both of which shall be provided not later than 20 Working Days;

                  from receipt of the Operator's request for a quotation.

3.3 A quotation shall remain valid for six months from the date of issue of the relevant quotation.

3.4 BT shall compile the quotation on the basis of the minimum cost to the Operator that is consistent with good engineering practice in executing work in the BT System.

3.5           For Data Management Amendments:

              (a) for changes pursuant to 2.6.1(b) the implementation programme and price shall be subject to the Parties' written agreement; and

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




              (b) associated with Access Codes, BT may advise the Operator, as soon as reasonably practicable and in any event not later than the time of the provision of the implementation programme, that the implementation programme may be in excess of 40 Working Days;

              and if the implementation programme is in excess of 40 Working Days the implementation programme shall be subject to the Parties' written agreement.

3.6 If, BT is late in providing a written quotation and implementation programme pursuant to paragraph 3.2 and the Operator immediately places an order for such pursuant to paragraph 4, BT shall complete the implementation programme within the time periods specified in paragraph 4.3 less the number of days that it was late in providing the relevant quotation and implementation programme.

4.            ORDER AND IMPLEMENTATION PROCESS

4.1 Not later than six months from the date of a quotation, the Operator may place on BT a written order accepting the quotation. Such order shall specify the required date of completion of the implementation programme, subject to such completion date being:

4.1.1 not less than 40 Working Days from the date of receipt of the order by BT; and

4.1.2 not more than 40 Working Days after the validity period of the relevant quotation.

4.2 As soon as practical and not later than two Working Days from the date of BT's receipt, BT shall give written acknowledgement of receipt of the order. BT shall proceed with the implementation programme for the Data Management Amendment provided that:

4.2.1 the Operator and BT have agreed in writing the Schedule(s) for service(s) or, the service is launched pursuant to paragraph 8 of the main body of the Agreement to which such Data Management Amendment order relates;

4.2.2 the Operator has given written confirmation to BT that the Number Ranges have been reserved and allocated to the Operator by the Director General for use by the Operator or the Operator provides to BT written authority, from the Third Party Operator to whom the Number Range has been allocated, to carry out the requested Data Management Amendment;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



4.2.3 the Operator and BT have agreed such Operator test facilities as BT may reasonably require and the Operator has provided such test facilities (including, without limitation, such number of test lines and appropriate tone/announcement) by the time of commencement by BT of the implementation programme;.

4.2.4             the order form has been completed by the Operator;

                  and sufficient Capacity (for testing by BT of the Data Management Amendment) is ready for service or has been ordered by the Operator with a Ready For Service Date being prior to the commencement date of the implementation programme by BT.

4.3 Except for those Data Management Amendments specified in paragraphs 2.6.1(b) and 3.5(b) and subject to paragraphs 4.1, 4.2 and 4.4, BT shall complete the implementation programme for the Data Management Amendments not more than 40 Working Days from the date of receipt by BT of the relevant order, or, if later, the required date for completion specified in the relevant order.

4.4 Completion by BT of the implementation programme is subject to the ongoing availability of sufficient Operator test facilities.

4.5 If the provisions of paragraphs 4.2 and 4.4 are not met, BT may suspend the implementation programme and shall advise the Operator that work shall not recommence until:

4.5.1 the Operator gives written confirmation to BT that the provisions of paragraphs 4.2 and/or 4.4 (as the case may be) have been met; and

4.5.2 the Parties agree any amendments to the implementation programme and revisions (if any) to the Data Management Amendment charges, such agreement not to be unreasonably withheld or delayed;

                  and if work does not recommence within 60 Working Days, the Data Management Amendment order (subject to BT giving not less than 60 Working Days notice) shall be deemed a cancellation by the Operator and the date of suspension by BT shall be the date used to calculate the number of Working Days in calculating the charges payable by the Operator pursuant to paragraph 5.3.

4.6      A revision to the implementation programme in accordance with paragraph
         4.5 may result in the implementation period being extended to such period as is greater than 40 Working Days plus the period of delay.

                               SUBJECT TO CONTRACT

-------------------------------------------------------------------------------


4.7 On completion of the implementation programme, BT shall give written confirmation to the Operator of full implementation of the Data Management Amendment order.

4.8 A reference in this Schedule to a matter being agreed between Parties means such agreement not to be unreasonably withheld or delayed. If agreement between the Parties is not reached pursuant to paragraphs 3.5 and 4.2 either Party may notify the other in writing of a Dispute.

5.       CHARGING

5.1 The quotation for each type of Data Management Amendment requested by the Operator pursuant to paragraph 2 (excluding those in paragraph 2.6.1(b)) shall be set out and calculated as the sum of the charges for the following components:

         (a)      fixed charge; plus

         (b) zone charge multiplied by the number of affected BT Administrative Zones; plus

         (c) processor charge for each affected BT Exchange type multiplied by the number of such affected BT Exchanges.

         The above component charges, for each type of Data Management Amendment, shall be specified from time to time in the Carrier Price List.

5.2 For implementation by BT of a Data Management Amendment order, the Operator shall pay the charges quoted by BT and payment shall be due on the earlier of:

5.2.1 BT giving written confirmation to the Operator of the full implementation of the Data Management Amendment order; or

5.2.2 if the order has been subject to suspension pursuant to paragraph 4.5, the original required date for the completion of the work as specified in the original order.

5.3 If, prior to notification by BT to the Operator pursuant to paragraph 4.7, the Operator (a) requests a material alteration to the implementation programme, or (b) cancels the order, within the time periods set out below, the Operator shall pay to BT the charges set out opposite such time periods, being the charges specified in the relevant quotation for that order:

                 NUMBER OF WORKING DAYS PRIOR TO THE
                 REQUIRED DATE FOR THE COMPLETION OF THE           CHARGE

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                 IMPLEMENTATION PROGRAMME
                 --------------------------------------------- ---------------------------------
                                  20 or more                   fixed charge
                 --------------------------------------------- ---------------------------------
                 --------------------------------------------- ---------------------------------
                                   19 - 10                     fixed and zone charges
                 --------------------------------------------- ---------------------------------
                 --------------------------------------------- ---------------------------------
                                    9 - 0                      fixed, zone and processor charges
                 --------------------------------------------- ---------------------------------

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                                     ANNEX C

                                  SCHEDULE 150

         ENTRIES IN BT'S NUMBER INFORMATION SYSTEM (NIS) AND PHONE BOOKS

1.       DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT DAS DATABASE"                   the BT database in machine-readable form of
                                    names, addresses and telephone numbers used by BT for the purpose of providing, by means of the BT System, a Directory Information
                                    Service;

"BT NIS DATABASE"                   the BT database containing information
                                    (including without limitation, names,
                                    address and telephone numbers) relating to BT Customers and customers of certain Third
                                    Party Operators;

"BT PHONE BASE"                     the BT database containing entries from time
                                    to time available for the alphabetical
                                    section of BT Phone Books;

"BT PHONE BOOK"                     an unclassified printed telephone directory,
                                    published by BT, relating to a particular geographical area and containing, in alphabetical order, the names, addresses and telephone numbers of BT Customers and certain customers of Third Party Operators;

"BT PHONE DISK"                     a BT compact disc containing entries from
                                    time to time available for the alphabetical section of BT Phone Books;

"DIRECTORY INFORMATION SERVICE"     a service as defined in Section 4(3) of the
                                    Act;

"LORS DATABASE"                     the BT database used to view, add, amend and
                                    delete names, addresses and telephone
                                    numbers of certain Third Party Operators on the BT NIS Database;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"NIS INFORMATION"                    data, being the relevant part of Operator
                                     Customer Information included in the BT NIS
                                     Database in accordance with Operator
                                     instructions and the practice applicable to BT Customers;

"OPERATOR CUSTOMER INFORMATION"      information provided by the Operator
                                     relating to a person having a telephone
                                     number allocated in accordance with the UK national numbering scheme. The expression shall also include information relating to the Operator in respect of those telephone numbers which the Operator has allocated for its own use;

"OPERATOR EX-DIRECTORY INFORMATION"  Operator Customer Information in respect of which the Operator notifies BT in writing that the telephone number is not to be disclosed;

"PHONE BOOK INFORMATION"             data, being part of Operator Customer
                                     Information for inclusion in a BT Phone
                                     Book, in accordance with the Operators
                                     instructions and with the practice
                                     applicable to BT Customers.

2.       DESCRIPTION OF SERVICE

2.1 This Schedule gives details of the provision by BT to the Operator of services whereby BT includes NIS Information on the BT NIS Database and Phone Book Information in BT Phone Books, BT Phone Base and BT Phone Disk

2.2 If BT wishes to make a material change to the services set out in this Schedule, it shall give the Operator 6 months' notice of such change. The notice of such change shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

3.       INCLUSION OF OPERATOR CUSTOMER INFORMATION ON BT'S NIS DATABASE

3.1      The Operator shall:

3.1.1 for Operator Customer Information provided by the Operator via the BT OLO Group (OLG):

3.1.1.1 supply to BT forecasts to enable BT to plan to meet its obligations under this Schedule. These forecasts shall include details of the

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                  number of new and additional entries, and of amendments and cessations of information previously included on the BT NIS Database. The forecasts shall initially be supplied before the date upon which the Operator wishes the service to commence and be for 2 years broken down quarterly. These forecasts shall be up-dated at least once a year;

3.1.1.2 where the Operator provides Operator Customer Information in written form, deliver the Operator Customer Information to BT in the agreed format recorded in the NIS Manual;

3.1.1.3 where the Operator provides Operator Customer Information on computer disk or by electronic data interchange, give BT two weeks' written notice of the date on which delivery shall commence and deliver the Operator Customer Information in the agreed format recorded in the NIS Manual;

3.1.1.4 deliver collations of Operator Customer Information to BT on a daily or weekly basis as agreed between the Parties and shall use reasonable endeavours to ensure that the Operator Customer Information is accurate and complete and that Operator Ex-Directory Information is clearly marked as such;

3.1.2             when accessing the LORS Database:

3.1.2.1 input Operator Customer Information in accordance with the format recorded in the NIS Manual;

3.1.2.2 access the LORS Database in accordance with the BT LORS Access Guide Issue 1 dated June 1996 as the same may be updated from time to time;

3.1.3 before passing Operator Customer Information to BT, obtain any consents deemed necessary by the Operator or ensure that such consents have been obtained, including those required under the Data Protection Act 1984 so that BT may treat that information in the same way as it treats information regarding BT Customers held in the BT NIS Database;

3.1.4 nominate members of its staff, and telephone numbers to contact such staff, in sufficient numbers as BT may reasonably require as contact points to provide assistance to facilitate the inclusion of Operator Customer Information onto the BT NIS Database;

3.1.5 pay the appropriate charges in respect of Operator Customer Information included on the BT NIS Database as specified from time to time in the Carrier Price List. The holding charge is payable per

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                  year, and payment is due on the next Quarter Day following the date of entry of the particular Customer Information into the BT NIS Database and yearly thereafter. For this purpose the Quarter Days are 1 January, 1 April, 1 July and 1 October. This charge is payable each year until deletion of the Customer Information;

3.1.6 The charges for additions and amendments will become due on the next Quarter Day.

3.2 BT shall use reasonable endeavours to include Operator Customer Information on the BT NIS Database within 2 Working Days from receipt of the Operator Customer Information pursuant to paragraph 3.1.1 and within 1 Working Day from entry of the Operator Customer Information onto the LORS Database pursuant to paragraph 3.1.2. BT shall then make the Operator Customer Information available on the BT DAS Database, BT Phone Base and BT Phone Disk in the same timescale as BT makes similar information available relating to BT Customers.

3.3 Where any Operator Customer Information cannot be processed because that information is inaccurate or incomplete, BT will reject that information and inform the Operator within two Working Days. BT shall be under no obligation to enter rejected information on the BT NIS Database.

4.       EXCEPTIONAL CIRCUMSTANCES

4.1 Where there is an established base of Operator Customer Information which is to be included in the BT NIS Database pursuant to paragraph 3.1.1, the Parties will agree a timescale for entry of this Operator Customer Information. BT will use reasonable endeavours to meet this timescale and the Operator releases BT from the obligation set out in paragraph 3.2.

4.2 Where the Operator provides more Operator Customer Information than it has forecast pursuant to paragraph 3.1.1.1, BT will use reasonable endeavours to enter this information in BT NIS Database but shall be released from the obligation set out in paragraph 3.2. In this circumstance, BT will invite the Operator to re-forecast further requirements and to indicate the order in which BT should process the Operator Customer Information.

5.       BT PHONE BOOKS

5.1 Except where the Operator has asked BT to delete Operator Customer Information, BT shall use reasonable endeavours to include in the next and subsequent editions of the BT Phone Book specified in the Operator Customer Information, Phone Book Information selected from NIS Information included on the BT NIS Database in accordance with paragraph 3.2 (other than that clearly marked by the Operator as Operator Ex-Directory

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


         Information or as information that is not to be included in BT Phone Books).

5.2 Entries in the BT Phone Books, including additional and special directory entries, will be available in the same styles and formats as are available to BT Customers.

5.3 BT shall not be obliged to produce any special or additional notice or edition of any BT Phone Book in order to perform its obligations under this paragraph 5. Each BT Phone Book will acknowledge, where applicable, that it contains numbers of customers of Third Party Operators other than BT. BT shall not be obliged to correct any error or omission arising in connection with any entry of Operator Customer Information or any other entry in any BT Phone Book. However BT shall endeavour to correct errors or omissions notified to BT by the Operator in subsequent editions of the BT Phone Book.

5.4 The choice of name and format for BT Phone Books shall at all times remain within BT's sole discretion.

5.5 In addition to any other charges set out in the Schedule, the Operator shall pay the appropriate charges for entries in BT Phone Books. The rates to be paid by the Operator for the inclusion of additional entries, and entries using bold or superbold typefaces, for entries relating to Operator Customer Information in BT Phone Books shall be an annual payment per edition of a BT Phone Book in which an entry is to be included, and this will be four times the quarterly rental as published from time to time in the BT Retail Price List for similar entries and will become due on the next Quarter Day and annually thereafter.

6.       USE OF OPERATOR CUSTOMER INFORMATION

6.1 BT shall protect and be entitled to use Operator Customer Information in all respects in the same manner as BT Customer information contained in the BT NIS Database.

6.2 At the request of the police only, a BT Operator may ask a person whose telephone number is classified as Operator Ex-Directory Information if the person will accept a Call from the police.

6.3 BT shall be entitled to use, copy, modify, merge, re-sell, licence the use of, transfer or publish all information contained on the BT NIS Database and Phone Book Information (including entries based upon Operator Customer Information other than Operator Ex-Directory Information), which shall include publication by BT of any classified or unclassified directory provided that BT shall not use Operator Customer Information separately

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

         from the generality of information on the BT NIS Database or Phone Book Information.

6.4 BT shall be entitled to permit Third Party Operators in the United Kingdom and operators of Authorised Overseas Systems to access the BT DAS Database or the information contained therein for the purpose of providing Directory Information Services or telephone number information, respectively.

7.       COMMENCEMENT AND TERMINATION

7.1      BT shall provide service under this Schedule on and from the later of:

7.1.1 a date one month after the date this Schedule was incorporated into the Agreement; or

7.1.2             such other date as the Parties may agree in writing.

7.2 The Operator may terminate the services provided under this Schedule by giving 3 months' written notice to BT.

7.3 BT may terminate the services provided under this Schedule by giving 6 months' written notice to the Operator.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                     ANNEX C

                                  SCHEDULE 152

                            SUPPLY OF BT PHONE BOOKS

1.       DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT PHONE BOOK"                     one of BT's unclassified printed telephone
                                    directories relating to a particular
                                    geographical area and containing, in
                                    alphabetical order, the names, addresses and telephone numbers of BT Customers and customers of Third Party Operators.

2.       DESCRIPTION OF SERVICE

2.1 This Schedule gives details of the supply of paperback versions of BT Phone Books to the Operator. In this Schedule, the London-wide Residential Phone Book shall count as two BT Phone Books for charging and delivery purposes.

3.       SUPPLY OF BT PHONE BOOKS AT ANY TIME

3.1 BT shall supply BT Phone Books to the Operator following receipt of a written order in the agreed format recorded in the Phone Books Manual. The BT Phone Books shall be delivered to a single address within the United Kingdom specified by the Operator.

3.2      The charge for supply of BT Phone Books as provided for in paragraph
         3.1 will be the price specified from time to time in the Carrier Price List and where applicable, be subject to the discounts set out therein where the BT Phone Books are delivered together against a single order to a single address. BT shall invoice the Operator following delivery of the BT Phone Books.

4.       SUPPLY OF BT PHONE BOOKS AT A SCHEDULED PRINT DATE

4.1 BT shall provide to the Operator at approximately quarterly intervals, a list of the dates on which production of new or reprinted BT Phone Books will be completed during the subsequent twelve months. Where the Operator provides to BT a written order for more than 1000 of the same edition of BT

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

         Phone Books in the agreed format at least three months before the dates on which production of new or reprinted BT Phone Books will be completed, BT shall:

4.1.1 accept the order subject to payment of a order charge specified from time to time in the Carrier Price List;

4.1.2 give the Operator the option of having the BT Phone Book put into a coloured wrapper without any of the loose inserts which BT would have packed with the BT Phone Book;

4.1.3 deliver the BT Phone Books to the Operator at a single address in the United Kingdom subject to the Operator's agreement to pay the Delivery Charges specified from time to time in the Carrier Price List. Where the order is for more than 10,000 BT Phone Books, BT shall provide a quotation for delivery upon request;

4.1.4 permit the Operator to collect the ordered BT Phone Books from BT's printing contractor subject to the Operator collecting the BT Phone Books on the day following the day when production is completed. In the event that the Operator fails to so collect the BT Phone Books, BT shall be entitled to charge the Operator reasonable sums for the removal and storage of the BT Phone Books.

4.2      If the Operator does not exercise the options set out in paragraph
         4.1.2 to 4.1.4 and orders in excess of 1000 BT Phone Books for delivery, BT shall, at the Operator's request, arrange for the delivery of the BT Phone Books to those persons specified by the Operator, providing that the BT Phone Book concerned is one that BT distributes automatically to BT Customers in the same geographical area. The Operator shall:

4.2.1 provide an estimate of the number of addresses for which delivery is required, at least three months before the completion of the production of the BT Phone Books;

4.2.2 provide details of the names, full postal addresses, including postcodes and number of BT Phone Books to be delivered for each delivery address at least six weeks before completion of production (except for delivery of the London Business and Services Phone Book where details shall be provided to BT ten weeks before the completion of production). The details shall be supplied in the agreed written format or the agreed format on computer disk which is recorded in the Phone Books Manual.

4.3 BT shall procure that its delivery contractor provides the same delivery service to those persons specified by the Operator as it provides to BT Customers in that locality.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


4.4 Where the Operator has ordered more BT Phone Books than are required for delivery the Operator will provide an address in the United Kingdom for delivery of the balance of BT Phone Books. Where this address is in the delivery area for the BT Phone Books that are to be delivered on the Operator's behalf, then BT shall arrange for the delivery of the balance to be free of any additional delivery charge. Where the address is outside the delivery areas the Operator shall pay BT's reasonable delivery charge or collect the books from BT's printing contractor the day following completion of production.

4.5 Where the Operator has ordered less BT Phone Books than are required for delivery, BT shall make up the balance and will invoice the Operator for the balance at the price specified from time to time in the BT Retail Price List.

4.6 Where BT either fails to deliver a BT Phone Book in accordance with the instructions provided pursuant to paragraph 4.2.2 or delivers it in a damaged condition, BT shall arrange for that person to receive the BT Phone Books. However, BT shall only respond to enquiries relating to failure to deliver, the condition of BT Phone Books or the place where the BT Phone Book is left by BT's delivery contractor.

4.7 Where BT is to deliver BT Phone Books to addresses supplied by the Operator, the Operator shall provide a representative sample of 5% of each the residential addresses and the business addresses. This sample shall be used only for BT or its agents to check that BT delivery contractor has satisfactorily completed its tasks. For each address in the sample the Operator shall provide the name, address and telephone number in an agreed format which is recorded in the Phone Book Manual.

5.       COMMENCEMENT, DURATION AND REVIEW

5.1 The Operator may place orders for BT Phone Books in accordance with the provisions of this Schedule on and from the date this Schedule was incorporated into the Agreement. However the notice periods set out in paragraph 4 above shall apply.

5.2 BT shall only be obliged to deliver the BT Phone Book to persons nominated by the Operator pursuant to paragraph 4.2 above until 31 May 1997.

5.3 If BT wishes to make a material change to the services set out in this Schedule or to cease delivery of BT Phone Books in accordance with this Schedule, it shall give the Operator 6 months written notice. The notice of such changes shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




6.       CHARGING

6.1 The Operator shall pay BT the sums specified from time to time in the Carrier Price List for the supply of BT Phone Books.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                     ANNEX C

                                  SCHEDULE 153

                   SUPPLY OF CUSTOMISED TELEPHONE DIRECTORIES

1.       DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"BT PHONE BOOK"                     one of BT's unclassified printed telephone
                                    directories relating to a particular
                                    geographical area and containing, in
                                    alphabetical order, the names, addresses and telephone numbers of BT Customers and customers of Third Party Operators;

"CUSTOMISED TELEPHONE DIRECTORY"    a printed telephone directory conforming to
                                    the conditions set out in this Schedule and containing a Preface and the alphabetical section of a BT Phone Book listing names, addresses and telephone numbers;

"PREFACE"                           the first 32 or 64 page section of a
                                    Customised Telephone Directory which
                                    precedes the alphabetical section;

"PRINT COMPLETION DATE"             the date on which BT's printing contractor
                                    plans to complete the printing of an edition of a BT Phone Book and any Customised
                                    Telephone Directories;

"PRINT PROOF"                       a print of a page suitable for checking the
                                    accuracy, colour and printing quality;

"COPY" art work suitable for the manufacture of printing plates, conforming to the specification set out in Appendix 153.1.

2.       DESCRIPTION OF SERVICE

2.1 This Schedule describes the provision by BT of Customised Telephone Directories to the Operator.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



3.       ORDERING

3.1 BT shall provide to the Operator, at approximately quarterly intervals, a list of the known Print Completion Dates for new or reprinted BT Phone Books.

3.2 The Operator shall order Customised Telephone Directories by completing the order form set out in the Phone Books Manual such that it is received by BT not less than 4 calendar months before the Print Completion Date for the relevant edition of the BT Phone Book.

3.3 The minimum quantity per order for each edition of a Customised Telephone Directory is 5000.

3.4 If the Operator requires BT to deliver the Customised Telephone Directories it shall specify the delivery address in the order placed pursuant to paragraph 3.2.

4.       COMPOSITION OF CUSTOMISED TELEPHONE DIRECTORIES

4.1 The cover and Preface shall conform to the Customised Telephone Directories Specification at Appendix 153.1.

5.       NOTICES AND COPYRIGHT

5.1 The Operator shall include in a Customised Telephone Directory the notices set out in Appendix 153.2.

5.2 The Operator hereby indemnifies BT against any and all claims for infringement of any Intellectual Property Right of a Third Party in respect of material provided by the Operator to BT for inclusion in a Customised Telephone Directory.

5.3 BT hereby indemnifies the Operator against any and all claims for infringement of any Intellectual Property Right of a Third Party in respect of the alphabetical section of the Customised Telephone Directory except in so far as such information has been provided by the Operator.

6.       PRODUCTION OF CUSTOMISED TELEPHONE DIRECTORIES

6.1 The Operator will supply to BT the Copy for all parts of the Customised Telephone Directories (except the alphabetical section) not less than 40 Working Days before the relevant Print Completion Date.

6.2 30 Working Days before the relevant Print Completion Date, BT shall provide to the Operator copies of Print Proofs of the cover of the Customised Telephone Directories. The Operator shall:

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


         a) approve the quality and accuracy of the Print Proof and notify BT in writing; or

         b) notify BT in writing of those aspects of the quality or accuracy of the Print Proof that are not acceptable;

         not more than two Working Days from receipt of the Print Proof by the Operator.

         BT will use its reasonable endeavours to correct those aspects of the Print Proof to which the Operator objects. If practicable BT shall change the Print Proofs and resubmit Print Proofs for further approval by the Operator. If the Operator accepts the quality and accuracy of these resubmitted Print Proofs, the Operator shall indicate its approval in writing to BT within one Working Day of receipt of such resubmitted Print Proof. If the Operator rejects the resubmitted Print Proofs (or fails to notify BT of its acceptance of the Print Proofs within the periods specified above) the order for such Customised Telephone Directories will be deemed to be cancelled. Approval shall be indicated by completion of the relevant form set out in the Phone Book Manual to BT.

6.3 Customised Telephone Directories shall be placed on pallets which, when loaded, shall each be wrapped in stretch film.

7.       DELIVERY OR COLLECTION OF CUSTOMISED TELEPHONE DIRECTORIES

7.1 Unless the Operator has requested delivery by BT, the Operator shall collect the Customised Telephone Directories from the address specified by BT within one Working Day of the Print Completion Date or such later date as may be specified by BT.

7.2 Subject to an order being placed in accordance with paragraph 3.2, BT will deliver Customised Telephone Directories to a single address in the United Kingdom.

8.       COMMENCEMENT, DURATION AND REVIEW

8.1 BT shall accept orders for Customised Telephone Directories from the date this Schedule was incorporated into the Agreement.

8.2 BT shall not be obliged to provide Customised Telephone Directories pursuant to this Schedule after 30th September 1998.

8.3 Where the Operator has previously ordered and BT intends to cease provision of Customised Telephone Directories, BT shall send a notice to the Operator on or before 31 March 1998 stating such intention.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



9.       CHARGING

9.1 The Operator will pay to BT the charges specified from time to time in the Carrier Price List for the supply of Customised Telephone Directories.

9.2 If an order is cancelled by the Operator or deemed to be cancelled, the Operator shall pay to BT the cancellation fee specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                 APPENDIX 153.1

SPECIFICATION FOR THE COVERS AND PREFACES OF CUSTOMISED TELEPHONE DIRECTORIES

1.       COVER

         The cover will be 4 pages only plus spine (outside front - page 1, inside front - page 2, inside back - page 3, outside back plus spine - page 4 produced by the Offset Litho process.

         Maximum finished size: 210mm wide x 297mm deep
         Maximum Image Areas:

         a)     No Bleed               204mm wide x 291 mm deep
         b)     With Bleed             216mm wide x 303 mm deep

         Maximum screen value for Halftone reproduction:

         Cover pages 1 and 4 = 150#
         Cover pages 2 and 3 = 120#

         The Operator shall supply cover origination material as follows:

         Cover pages 1 & 4 - same size film positives, separated for standard 4 colour process printing (Yellow, Cyan, Magenta and Black), film must be adjustable for spine wide.

         Cover pages 2 & 3 - same size film positives, separated for standard 4 colour process printing (Yellow, Cyan, Magenta and Black) for each page.

         Film shall be supplied with the image "right" reading (not reversed) and emulsion side down. All colour separated film shall be supplied with a full set of colour progressive proofs for colour matching on BT printer's printing press.

        The Preface shall be paginated and printed as follows:

         a)       32 page section printed in "Black" ink only
         b) 32 page section printed in "2 colours" (black and cyan) as BT preface
         c)       64 page section printed in "Black" ink only
         d) 64 page section printed in "2 colours" (black and cyan) as BT preface

        The maximum acceptable image area for each page is:

        a)     190mm wide x 282 mm deep (image centred on finished page size)

        Maximum screen value for Halftone reproduction: 100#

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

        Maximum tint value for second colour underlay: 25%

        Note: Text pages cannot be bled to the head or tail of the book, for edge bleed can be accepted, if required, the bleed image area must be extended to 216mm wide.

        6mm is trimmed off the spine as part of the binding process.

        The Operator shall supply Customised preface origination material as follows:

        same size film positives, separated for 2 colour printing if required.

        Final film shall be supplied with the image "right" reading (not reversed) with the emulsion side down.

                                 APPENDIX 153.2

                                     NOTICES

1. The front cover of each Customised Telephone Directory shall be dated with the month and year of production.

2. The front cover shall have a notice to the effect that the Customised Telephone Directory contains telephone numbers of BT Customers and those of certain other licensed telephone operators.

3.       The Preface shall contain the following notices:

         (a) COMPILATION. British Telecommunication plc compiles the alphabetical section of this Directory. Every care is taken to render the section as accurate as possible, but British Telecommunications plc cannot accept any responsibility for loss or damage which may arise or result from errors or omissions. The contents of the alphabetical section relate to the latest information available to British Telecommunications plc at the time of going to print which may have altered before this copy of the Directory is issued or may be altered subsequently, without amendment to the alphabetical section. Any information which may assist in maintaining the accuracy of entries in future editions of this Directory will be appreciated and should be sent to (Operator Contact point).

                  In no circumstances will British Telecommunications plc be liable in respect of any error or omission from the alphabetical section of this Directory.

         (b)      COPYRIGHT

         Alphabetical section (C) British Telecommunications plc Copyright reserved

         1. No reproduction of the alphabetical section of the Directory, in whole or in part, is allowed without prior permission in writing to British Telecommunications plc.

         2. The alphabetical section of this Directory, in whole or in part, may not be stored in a retrieval system of any kind without prior permission in writing of British
                  Telecommunications plc.

         3. Attention is directed to Section 107 of the Copyright, Designs and Patents Act 1988 which make it a criminal offence to perform, without authorisation certain acts in relation to copyright material.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


         4. British Telecommunications plc may take legal action against any person responsible for the unauthorised reproduction or storage in a retrieval system of the alphabetical section of this Directory.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                     ANNEX C

                                  SCHEDULE 154

                       LICENCE TO USE THE BT NIS DATABASE

1.       DEFINITION

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"AMENDMENT INFORMATION"             information supplied or to be supplied by BT
                                    to the Operator for the Operator to update the Licensed Database by changing, adding or deleting Entries;

"BT NIS DATABASE"                   the BT database of information (including,
                                    names, addresses and telephone numbers) of BT Customers and customers of certain Third
                                    Party Operators;

"BUSINESS CUSTOMER"                 a Customer recorded in a business category
                                    on the BT NIS Database;

"DESIGNATED AREA"                   BT local exchange areas agreed between the
                                    Parties;

"DIRECTORY INFORMATION SERVICE"     a service as defined in Section 4 (3) of the
                                    Act;

"DQR" a classification applied to an Entry indicating that the Entry may not be published in directories;

"ENTRY" the collection of data fields on the Licensed Database, including fields for the name, address and telephone number of a Business Customer or Residential Customer, and any privacy classification requested by the customer;

"EX-DIRECTORY INFORMATION"          information on the Licensed Database in
                                    respect of which the telephone number is not to be disclosed;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


"LICENSED DATABASE"                 the computerised list (including Amendment
                                    Information), which BT supplies to the
                                    Operator comprising a copy of each Entry having a recorded address in the Designated
                                    Area;

"RESIDENTIAL CUSTOMERS"             a Customer recorded in a residential
                                    category on the BT NIS Database.

2.       DESCRIPTION OF SERVICE

2.1 The supply by BT to the Operator of a copy of the Licensed Database including where applicable Amendment Information together with a licence granted by BT to the Operator to use the Licensed Database to publish and distribute the Operator's own printed telephone directories and to provide Directory Information Services.

3.       DELIVERY OF LICENSED DATABASE

3.1      BT shall:

3.1.1 following receipt of the Operator's written request deliver to the Operator over a period of no more than thirteen weeks a series of data files for a Designated Area in a format advised to the Operator by BT. The data fields delivered over the period shall form a complete copy of the Licensed Database for the Designated Area.

3.1.2 during the delivery period referred to in paragraph 3.1.1 and during the remainder of the Agreement, supply to the Operator, for the Designated Area, Amendment Information at a frequency agreed between the Parties.

4.       LICENCE GRANT

4.1 BT grants to the Operator non-exclusive, non-transferable licences to use the Licensed Database for the purposes of:

4.1.1 compiling, publishing and distributing printed telephone directories subject to the printed telephone directories:

                  (a)      not including Entries which are ex-Directory
                           Information;

                  (b) having entries ordered alphabetically by name in a classified or unclassified format;

                  (c) containing not less than the name, address and telephone number of persons; and

                  (d) containing all Entries applicable to a particular geographic area.

4.1.2             providing a Directory Information Service;

4.1.3 providing batch list matching telephone directory enquiry services which shall comprise telephone numbers (including at the Operator's option the area codes and/or exchange names) provided always that the enquirer has supplied in list form on paper, computer disc, or tape, the name and approximate address of the person whose telephone number is sought.

4.2 The Operator may make not more than three (3) copies of the Licensed Database and Amendment Information for the purposes of system security, archive and back-up.

5.       OPERATOR UNDERTAKINGS

5.1      The Operator shall:

5.1.1 except where providing the services permitted under this Schedule treat the Licensed Database and Amendment Information as Confidential Information;

5.1.2 treat Entries marked as Ex-Directory Information as Confidential Information;

5.1.3 use Entries marked as DQR only for the purposes of providing the Directory Information Service;

5.1.4 ensure that all printed telephone directories and the Directory Information Services are based on up to date and complete Licensed Database and/or Amendment Information;

5.1.5 mark each printed telephone directory with the date of its publication.

5.2      The Operator shall not:

5.2.1 use the Licensed Database or any Confidential Information for any marketing purposes;

5.2.2 use or permit the use of the Licensed Database or any Confidential Information for the generation of marketing aids (for example lists of any Customers ordered by address, by telephone number, or by date of Entry amendment or addition to the Licensed Database, whether for use in a mailing or otherwise);

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


5.2.3 without prior written consent, alter or change any copyright or acknowledgement or confidentiality marking incorporated in or applied to information, or documentation supplied by BT to the Operator which relates to the Licensed Database or Amendment Information.

6.       ERROR HANDLING

6.1 If the Operator is made aware of any material errors or omissions in the Licensed Database the Operator shall notify BT without delay of the errors, at the following address:

         The Operator Services Information Systems Manager
         BT Operator Services
         3rd Floor
         Leeds Computer Centre
         Dewsbury Road
         LEEDS
         LS11 5UQ

         or to such other address as BT may notify to the Operator.

6.2 If BT receives a complaint which relates to or results from the Operator's use of the Licensed Database, then, upon BT's request, the Operator shall assist in BT's investigation of the complaint and take such steps as are reasonably necessary to remedy the complaint as soon as reasonably practicable.

7.       MARKING

7.1 The Operator shall ensure that printed directories shall be marked with the following legend:

         "Produced under licence from and containing copyright material of British Telecommunications plc".

8.       COMMENCEMENT

8.1 BT shall provide the services set out in this Schedule from the date this Schedule was incorporated into the Agreement.

9.       CHARGING

9.1 The Operator shall pay to BT the charges specified from time to time in the Carrier Price List for the supply and use of the Licensed Database and the Amendment Information.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


9.2 If the Operator chooses a Designated Area containing less than all BT's local exchange areas, the set up charge and annual payment shall be reduced by the proportion the number of entries has to the total in all BT local exchange areas subject to the minimum charge of 2-1/2% of the prices specified from time to time in the Carrier Price List.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



                       BT STANDARD INTERCONNECT AGREEMENT

                                  SCHEDULE 155


  ACCESS TO THE BT DIRECTORY ASSISTANCE SYSTEM DATABASE USING OPERATOR SERVICES
                  CUSTOMER ACCESS AND SECURITY SYSTEM (OSCASS)

1.       DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meanings given in Annex D, except as shown below:

"APPLICATION PROGRAM"               the software used to interpret the Dynamic
                                    Link Library so that information can be
                                    displayed on Computer Terminal Equipment;

"BT DAS" a BT computer system used by BT to access a BT DAS Database, and sometimes known as the Directory Access System;

"BT DAS COMPUTER CENTRE"            a computer centre containing a BT DAS;

"BT DAS DATABASE"                   a BT database in machine readable form of
                                    names, addresses and telephone numbers used by BT for the purpose of providing, by means of the BT System, a Directory Information
                                    Service;

"BT DAS OPERATOR TRAINING PACKAGE"  the training package provided by BT to the
                                    Operator to enable Operator DAS Operators to access the BT DAS Database and retrieve appropriate information in accordance with this Schedule;

"BT OSCASS"                         a BT platform which permits access to a BT
                                    DAS by Operator DAS Operators;

"COMPUTER TERMINAL EQUIPMENT"       computer equipment using a 486 or faster
                                    processor with at least 8Mbyte of RAM used by Operator DAS Operators on line to the BT
                                    DAS Database as the

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    man/machine interface to access information on the BT DAS Database;



"DIRECTORY INFORMATION SERVICE"     a service defined in Section 4 (3) of the
                                    Act;

"DYNAMIC LINK LIBRARY"              the functions and syntax of instructions
                                    understood by BT DAS;

"EX-DIRECTORY INFORMATION"          information on the BT DAS Database which is
                                    marked to indicate that it is not to be
                                    disclosed;

 "OPERATOR CUSTOMER INFORMATION"    information provided by the Operator
                                    relating to a person having a telephone
                                    number allocated in accordance with the
                                    United Kingdom national telephone numbering scheme. The expression shall also include information relating to the Operator in respect of those telephone numbers which the Operator has allocated for its own use;

"OPERATOR DAS OPERATOR"             a telephony operator who is directly
                                    employed by or under the control of the
                                    Operator and situated in the United Kingdom and who is authorised by the Operator to access a BT DAS Database for the purpose of providing a Directory Information Service;

"OSCASS PORT"                       a port on the BT OSCASS which gives access
                                    to a BT DAS by a single Operator DAS
                                    Operator at any one time;

"PUBLIC FRAME RELAY SERVICE"        a user-to-network interface for fast packet
                                    switching.

2.       DESCRIPTION OF SERVICE

2.1 This Schedule gives details of the provision by BT to the Operator of access to the BT DAS Database via BT OSCASS accessed by means of the Public Frame Relay Service or private circuits provided by BT.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


3.       BT'S OBLIGATIONS

3.1 BT shall permit Operator DAS Operators, on a non exclusive basis, to have remote on-line access to the BT DAS Database via BT OSCASS by means of OSCASS Ports at an agreed level of capacity, Computer Terminal Equipment and interfaces of the type specified in this Schedule and the Public Frame Relay Service or private circuits provided by BT, linking such Computer Terminal Equipment and the agreed BT DAS Computer Centre for the sole purpose of the Operator providing a Directory Information Service and for other ancillary purposes expressly permitted by this Schedule.

3.2 BT shall provide such private circuits or Public Frame Relay Service connections as are ordered by the Operator to access the BT DAS Database in accordance with BT's Standard Conditions for Private Service or BT's Data Network Portfolio Conditions respectively at the retail tariff published from time to time in the BT Retail Price List.

3.3 BT gives no warranty that the data on the BT DAS Database will be free from errors or inaccuracies.

3.4 The BT DAS Database provided for access by the Operator in accordance with this Schedule will be available at all times except for the periods when the data is being updated.

3.5 If BT wishes to make a material change to the services set out in this Schedule, it shall give the Operator 6 months' written notice. The notice of such changes shall be a review notice in accordance with paragraph 19.1.3 of the main body of this Agreement.

3.6 BT shall provide the Operator with a written specification of the Dynamic Link Library and any amendments from time to time

4.       THE OPERATOR'S OBLIGATIONS.

4.1 The Operator shall be responsible at its own expense for the acquisition and maintenance of the Computer Terminal Equipment.

4.2 The Operator shall be responsible at its own expense for the acquisition of any licence or licences required to use the software associated with access to the BT DAS Database and for the operation of the Computer Terminal Equipment.

4.3 The Operator shall be responsible at its own expense for the acquisition and maintenance of any Application Program used to read the information supplied by the BT DAS Database in a form consistent with the Dynamic Link Library.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


4.4 The Operator shall conform with the Dynamic Link Library and use interfaces specified in Appendix 155.1 to this Schedule or such other interfaces as BT may specify in writing from time to time.

4.5 Before the commencement of service under this Schedule, the Operator shall agree with BT in writing the number of OSCASS Ports allocated to the Operator connected to and capable of being used to access the BT DAS Database. The Operator shall provide not less than 6 months' written notice of any request to increase or decrease the number of OSCASS Ports.

4.6 The Operator shall ensure that any Operator DAS Operator only has access to the BT DAS Database when that Operator DAS Operator is connected to a Calling Party by means of voice telephony, except where Computer Terminal Equipment is being used for the purposes of training of Operator DAS Operators to access the BT DAS Database, inspecting Operator Customer Information or the Operator DAS Operator is responding to a series of enquiries and is to provide that information to the Calling Party at a later time.

4.7 The Operator may access the BT DAS Database to provide a Directory Information Service, to provide training to Operator DAS Operators, or for the purpose of inspecting Operator Customer Information held on the BT DAS Database and for no other purpose.

4.8 The Operator shall access the BT DAS Database in accordance with the BT DAS Operator Training Package as amended by BT from time to time.

4.9 The Operator shall not disclose to any Third Party information which is Ex-Directory Information, other than the fact that a number is so classified, and shall ensure that Ex-Directory Information cannot be viewed or otherwise retrieved from the BT DAS Database.

4.10 The Operator shall ensure that access to the BT DAS Database is in read-only format except that the Operator may use any printer which forms part of the Computer Terminal Equipment, to the extent necessary for the purpose of notifying BT of errors in the BT DAS Database.

4.11 The Operator shall comply with the fault and error reporting procedures BT may specify in writing from time to time.

4.12 The Operator shall not, except as provided for under this Schedule, reproduce or transmit any part of the BT DAS Database in any form, by any means, whether electronic, mechanical, photocopying, recording or otherwise, nor store the same in any information retrieval system of any kind.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


4.13 Whilst having access to the BT DAS Database, the Operator shall not knowingly do or permit to be done anything which will result in:

4.13.1            damage to a BT DAS Computer Centre; or

4.13.2            modification or damage to the BT DAS Database; or

4.13.3            modification or damage to a BT DAS.

4.14 The Operator shall make only such copies of the BT DAS Operator Training Package as are necessary for training Operator DAS Operators and not to disclose the contents to any person not employed by the Operator.

4.15 The Operator shall use and connect the Computer Terminal Equipment only in accordance with BT's relevant written instructions provided from time to time. These written instructions shall be consistent with those that BT provides to its own staff.

4.16 The Operator shall be responsible for ordering from BT any necessary access to the Public Frame Relay Service or private circuits required.

4.17 The Operator shall pay the access fee for OSCASS Ports at the rate specified from time to time in the Carrier Price List.

4.18 The Operator shall agree the Operator DAS Operator system security policy and practice with BT in writing prior to commencement of service under this Schedule and shall not change such without the prior agreement of BT in writing.

5.       TESTING

5.1 BT shall have the right to require testing of the Operator's access system to confirm correct interworking. This may comprise testing of the Operator's:

5.1.1             access network and

5.1.2             Application Program.

5.2 Not later than 30 working days after receipt of a written request from the Operator, BT shall provide an initial indication of the level of testing required, having been given details of the Operator's access network arrangements and Application Program. BT and the Operator shall then agree exact test requirements and timescales.

6.       COMMENCEMENT AND DURATION.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


6.1 BT shall provide service under this Schedule on and from the later of the date this Schedule was incorporated into the Agreement, the contractual delivery date for the private circuit or Public Frame-Relay Service connection referred to in paragraph 4.16, or such other date as the Parties may agree in writing.

6.2 BT may terminate the provision of service under this Schedule by giving 12 months' written notice to the Operator.

6.3 The Operator may terminate access to the service provided under this Schedule by giving 6 months' written notice to BT.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                 APPENDIX 155.1

                                   INTERFACES

       The interfaces are as follows.

1.       Access via the BT Public Frame Relay Service

         Protocol: TCP/IP (IP over RFC 1294 Frame relay encapsulation) Committed Information Rate: Default of 16k bps but will depend on usage.


2.       Access via a KiloStream Circuit

         Protocol: TCP/IP (IP over Cisco HDLC if Operator uses a Cisco Router or IP over Point to Point Protocol (PPP) for other makes of router).
         Line Speed: 64k bps
         Physical Interface: X21

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                     ANNEX C

                                  SCHEDULE 541

                 OPERATOR TELEPHONY CALLS TO THE OPERATOR SYSTEM

1.       DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"ADC CALL CATEGORY (TRANSFER        one of Local ADC (Transfer Charge Calls) or
CHARGE CALLS)"                      National ADC (Transfer Charge Calls), as
                                    appropriate;

"LOCAL ADC (TRANSFER CHARGE CALLS)" the contributions towards BT's Access
                                    Deficit that apply to Transfer Charge Calls where, if Calls were conveyed wholly within the BT System between the same originating and terminating points (Calls made or received on mobile terminal apparatus shall for this purpose be treated as originating or terminating at the relevant wireless telegraphy station carrying the Call), such Calls would be classified as local calls in the BT Retail Price List;

"NATIONAL ADC (TRANSFER             the contributions towards BT's Access
CHARGE CALLS)"                      Deficit that apply to Transfer Charge Calls
                                    where, if Calls were conveyed wholly within the BT System between the same originating and terminating points (Calls made or received on mobile terminal apparatus shall for this purpose be treated as originating or terminating at the relevant wireless telegraphy station carrying the Call), such Calls would be classified as national calls in the BT Retail Price List;

"OPERATOR SEGMENT CALL"             an Operator Telephony Call handed over from
                                    the BT System to the Operator System,
                                    switched by one or more Operator Exchanges, to an Operator Network Termination Point.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


2.       DESCRIPTION OF SERVICE

2.1 Subject to the provisions of this Schedule, the Operator shall convey Operator Telephony Calls handed over from the BT System to the appropriate Operator Network Termination Point.

2.2 Operator International Incoming Calls, Operator Transit Calls, Operator BT to BT Transit Calls and Calls to Ancillary Services are not conveyed pursuant to this Schedule.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 The Operator's obligation to convey Operator ISDN Telephony Calls is subject to the respective Systems and all relevant Switch Connections of both Parties being suitable for the conveyance of Operator ISDN Telephony Calls.

2.5 The Operator shall not be obliged under this Schedule to make its System suitable for the conveyance of Operator ISDN Telephony Calls or to provide equipment to its Customers enabling Operator ISDN Telephony Calls.

2.6 The Operator shall convey Operator Telephony Calls during those periods of time and at the same standard and quality of service as the Operator conveys similar Calls.

2.7 Each Party shall correct faults which occur in its System which affect the conveyance of Operator Telephony Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

3.       ROUTING

3.1 The conveyance of Operator Telephony Calls shall be in accordance with the routing principles specified in Annex A.

4.       CHARGING

4.1 For the conveyance of each Operator Telephony Call by the Operator, BT shall pay the Operator a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

4.2 For the conveyance of each Operator Telephony Call by the Operator, which is also a Transfer Charge Call, the Operator shall pay BT a charge calculated in accordance with the rate for such a Call specified from time to time in the

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

         Carrier Price List, and BT shall pay no charge to the Operator pursuant to the preceding paragraph 4.1.

4.3 For the conveyance of each Operator Telephony Call by the Operator, which is also a Transfer Charge Call, made by a Calling Party from a BT Public Call Box or a BT Temporary Call Box (each as defined in Condition 11 of the BT Licence), the Operator shall pay BT for each such Call, in addition to any other charges, the BT Payphone Access Levy specified from time to time in the Carrier Price List.

5.       CONTRIBUTIONS TO BT'S ACCESS DEFICIT

5.1 Subject to the provisions of this paragraph 5, the Operator shall pay for each Operator Telephony Call which is also a Transfer Charge Call, a contribution to BT's Access Deficit at the rate specified for the ADC Call Category (Transfer Charge Calls) specified in the Carrier Price List from time to time. For these purposes, the ADC Call Category (Transfer Charge Calls) shall be ascertained at the time when the Answer Signal is generated.

5.2 If, prior to the date of the Agreement, either Party has requested the Director General pursuant to Condition 13.5A of the BT Licence to reduce the contribution to be made by the Operator towards BT's Access Deficit, then payment of the contribution referred to in such request shall be suspended until the Director General has dealt with the request.

5.3 If, following a request referred to in paragraph 5.2, the Director General determines not to reduce the contribution or determines that a partial contribution shall be payable by the Operator towards BT's Access Deficit, such contribution shall be payable accordingly with effect from the date of this Agreement. The Operator shall pay any outstanding contribution not later than one month after the date of such determination.

5.4 If, following a request referred to in paragraph 5.2, the Director General determines that no contribution shall be payable by the Operator towards BT's Access Deficit no such contribution shall be payable under paragraph 5.1.

5.5 If the Director General at any time determines pursuant to Condition 13.5A of the BT Licence that the contribution payable by the Operator towards BT's Access Deficit should be varied or a contribution becomes payable in accordance with Condition 13.5A of the BT Licence then the Agreement shall be varied accordingly.

6.       COMMENCEMENT

6.1 The Operator shall convey Operator Telephony Calls handed over from the BT System commencing on a date to be agreed in writing by the Parties.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


7.       REVIEW


7.1 The Review Date for charges for the conveyance of Operator Telephony Calls shall be 1 April each year.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                     ANNEX C

                                  SCHEDULE 545

     OPERATOR INTERNATIONAL INCOMING CALLS FROM AUTHORISED OVERSEAS SYSTEMS
              VIA THE BT SYSTEM HANDED OVER TO THE OPERATOR SYSTEM

1.       DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"OPERATOR SEGMENT CALL"
                                    an Operator International Incoming Call
                                    handed over from the BT System to the
                                    Operator System, switched by one or more other Operator Tandem Exchanges, to an Operator Network Termination Point.

2.       DESCRIPTION OF SERVICES

2.1 Subject to the provisions of this Schedule, the Operator shall convey Operator International Incoming Calls handed over from the BT System to the appropriate Operator Network Termination Point.

2.2 Operator Telephony Calls, Operator Transit Calls, Operator BT to BT Transit Calls and Calls to Ancillary Services are not conveyed pursuant to this Schedule.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 The Operator's obligation to convey Operator ISDN International Incoming Calls is subject to the Authorised Overseas System and the respective Systems and all relevant Switch Connections of both Parties being suitable for the conveyance of Operator ISDN International Incoming Calls.

2.5 The Operator shall not be obliged under this Schedule to make its System suitable for the conveyance of Operator ISDN International Incoming Calls or to provide equipment to its Customers enabling Operator ISDN International Incoming Calls.

2.6 The Operator shall convey Operator International Incoming Calls during those periods of time and at the same standard and quality of service as the Operator conveys similar Calls.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


2.7 Each Party shall correct faults which occur in its System which affect the conveyance of Operator International Incoming Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

3.       ROUTING

3.1 The conveyance of Operator International Incoming Calls shall be in accordance with the routing principles specified in Annex A.

4.       CHARGING

4.1 For the conveyance of each Operator International Incoming Call by the Operator, BT shall pay the Operator a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

4.2 For the conveyance of each Operator International Incoming Call by the Operator, which is also a Transfer Charge Call, the Operator shall pay BT a charge calculated in accordance with the rates for such a Call specified from time to time in the Carrier Price List, and BT shall pay no charge to the Operator pursuant to paragraph 4.1.

5.       COMMENCEMENT

5.1 The Operator shall convey Operator International Incoming Calls handed over from the BT System commencing on a date to be agreed in writing by the Parties.

6.       REVIEW

6.1 The Review Date for Operator International Incoming Calls shall be 1 April each year.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                     ANNEX C

                                  SCHEDULE 546

        OPERATOR BT TO BT TRANSIT CALLS (PORTED) VIA THE OPERATOR SYSTEM

1.       DEFINITIONS

1.1 In this Schedule, a reference to a paragraph or Appendix unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"CENTREX"                  a partition of an Exchange used to provide business
                           features and short code dialling as required by Customers;

"DDI"                      direct dialling in;

"DONOR" the Party from whose System the Number is being ported;

"DONOR SYSTEM"             the System from which the Number is being ported;

"OPERATOR SEGMENT          an Operator BT to BT Transit Call, handed over from
BT TO BT TRANSIT CALL"     the BT System to the Operator System, switched by one
                           or more Operator Exchanges, and handed over from the Operator System to the BT System;

"NUMBER" shall have the meaning ascribed thereto in Condition 34B of the BT Licence, and for the purposes of this Agreement there shall be excluded Numbers allocated to ISDN exchange lines and to Number Groups used for Centrex, DDI private branch exchanges or other private branch exchange purposes;

"NUMBER GROUP"             a range of consecutive Numbers used as a group by a
                           Party for certain functional or Customer purposes;

"NUMBER PORTABILITY"       an arrangement between the Parties whereby a Customer
                           ceases to be provided with a Network Termination
                           Point by the

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------
                           Donor System and such Customer (at the same address and at the same set of premises) is provided with a Network Termination Point by the Recipient System, such Network Termination Point having the same
                           Number as had the Number Termination Point ceased on the Donor System;

"RECIPIENT"                the Party to whose System the Number is being ported;

"RECIPIENT SYSTEM"         the System to which the Number is being ported.

2.       DESCRIPTION OF SERVICES

2.1 Subject to the provisions of this Schedule, the Operator shall convey Operator BT to BT Transit Call handed over from the BT System to the Operator System, to be handed back by the Operator System (as the Donor System) to the BT System (as the Recipient System) pursuant to Schedule 04 (Number Portability) for delivery to a BT Network Termination Point.

2.2 Operator Telephony Calls, Operator Transit Calls and Operator BT to BT Transit Calls (other than for the purposes of Number Portability), are not conveyed pursuant to this Schedule.

2.3 The Parties shall agree in advance all necessary technical requirements, including Call set-up and cleardown sequences, for the conveyance of Calls pursuant to this Schedule.

2.4 The Operator's obligation to convey Operator ISDN BT to BT Transit Calls is subject to the respective Systems and all relevant Switch Connections of both Parties being suitable for the conveyance of Operator ISDN BT to BT Transit Calls.

2.5 The Operator shall convey Operator BT to BT Transit calls during those periods of time and at the same standard and quality of service as the Operator conveys similar Calls.

2.6 Each Party shall correct faults which occur in its System which affect the conveyance of Operator BT to BT Transit Calls in accordance with such Party's normal engineering practices. For the avoidance of doubt, neither Party warrants that its System is, or will be, free from faults.

3.       ROUTING

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


3.1 The conveyance of Operator BT to BT Transit Calls, shall be in accordance with the routing principles specified in Annex A.

4.       CHARGING

4.1 For the conveyance of each Operator BT to BT Transit Call by the Operator, BT shall pay the Operator a charge calculated in accordance with the rate for such a Call specified from time to time in the Carrier Price List.

5.       REVIEW

5.1 The Review Date for Operator BT to BT Transit Calls shall be 1 April each year.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

SUBJECT TO CONTRACT

This copy of the Revised Standard Interconnect Agreement is provided for information and represents the status of the Agreement at the time it was prepared. To enable identification Issue Numbers appear in the footer of each part.

Because the Revised Standard Interconnect Agreement is subject to ongoing development and improvement there may be changes. It will therefore be necessary from time to time to check that this document represents the current state of the Revised Standard Interconnect Agreement.

This document is not intended to be a formal offer on the part of BT.

At the conclusion of any discussions between an Operator and BT a Revised Standard Contract will be prepared for signature based upon the latest version of the Revised Standard Interconnect Agreement.

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------
                                     ANNEX D

                                   DEFINITIONS

In this Agreement, words and expressions have the following meanings:

"ACCESS CODE"                       a three or four digit code or a number
                                    commencing with the digits 0800 followed by a six or seven digit number which initiates an Indirect Access Call;

"ACCESS DEFICIT CONTRIBUTION"       the contribution to the funding of the BT
                                    Access Deficit payable by the Operator to BT pursuant to Condition 13.5A.3 and assessed in accordance with Condition 13.5A.4 both being Conditions of the BT Licence;

"ACO PERIOD"                        the period covered by an Advance Capacity
                                    Order;


"ACT"                               Telecommunications Act 1984;


"ACTUAL CHARGE"                     the charge (or the means of calculating that
                                    charge) for a Standard Service paid by a Network Provider to BT in respect of the whole or part of the Financial Year In
                                    Question which is less than the Interim
                                    Charge (whether as a result of the operation of Condition 24F or following the consent of the Director General to that lesser charge pursuant to Condition 16B.5 being Conditions of the BT Licence);


"ADDRESS COMPLETE MESSAGE"          a signalling message required by the
                                    originating System to indicate that
                                    sufficient address digits have been received and that a transmission path should be set up;


"ADVANCE CAPACITY ORDER"            that part of the Capacity Profile which sets
                                    out the Capacity ordering intentions of the relevant Party over the first four months of the Capacity Profile and has the contractual consequences outlined in Annex A;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"AFN" the first three digits immediately after a Director Area Number;


"AGREEMENT"                         this agreement, the Carrier Price List, the
                                    Annexes, Schedules, Appendices and
                                    Specifications;

"ANCILLARY SERVICE"

                                    (a)      a service which does not solely
                                             comprise the conveyance of Calls;
                                             or

                                    (b)      a Call, except a Transfer Charge
                                             Call, where the Calling Party is
                                             not required to pay all of the
                                             charges associated with that Call;
                                             or

                                    (c)      a Call where the Calling Party is
                                             charged at a rate which includes an
                                             element over and above the charge
                                             for conveyance of that Call;


"ANNEX"                             annex A, B, C or D attached to this
                                    Agreement;


"ANSWER SIGNAL"                     the signal required by the originating
                                    network to indicate that the transmission path is complete;


"APPENDIX"                          an appendix to a Schedule in Annex C;


"APPROVED AUDITOR"                  a Party's auditor appointed in accordance
                                    with the Companies Act 1985 or such firm of chartered accountants which a Party may (subject to the other Party's written approval) appoint (such approval not to be unreasonably withheld or delayed);


"ASR" the Answer Seize Ratio expressed as a percentage of Calls, which were successfully switched and which received an answer, compared to Call attempts, during a particular measurement period;


"ASSOCIATED COMPANY"                in relation to a Party:-

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    (a)      its Subsidiary or Holding Company
                                             of that Party or another Subsidiary
                                             of such Holding Company; or

                                    (b)      an associated company (as defined
                                             in Statement of Standard Accounting
                                             Practice No. 1 issued by the
                                             Institute of Chartered Accountants
                                             in England and Wales) of that
                                             Party's Holding Company;



"AUTHORISED OVERSEAS SYSTEM"        has the meaning in schedule 1 part 1 of the
                                    BT Licence as in force at the date of this Agreement;





"BILLING INFORMATION"               such information provided pursuant to Annex
                                    B by one Party to the other including,
                                    without limitation:

                                    (a)      such information as is necessary to
                                             ascertain the charges payable by
                                             each Party under this Agreement;
                                             and

                                    (b)      Interconnect Usage Reports, TIBS
                                             Billing Information and Refund
                                             Reports, information provided by
                                             INCA, and by the Operator's
                                             equivalent of TIBS and/or INCA;


"BILLING PARTY"                     the Party to whom charges are payable by the
                                    other Party pursuant to this Agreement;


"BILLING PERIOD"                    unless otherwise agreed in writing, the
                                    period of a calendar month commencing on the first day of a month;


"BILLING SYSTEM"                    a system to collate Billing Information and
                                    prepare invoices relating to charges payable by each Party under this Agreement;


"BRITISH ISLES"                     United Kingdom, Channel Islands, Isle of Man
                                    and Republic of Ireland;


"BT" British Telecommunications public limited company;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"BT'S ACCESS DEFICIT"               has the meaning given to Access Deficit in
                                    Condition 13.5A.3 of the BT Licence as in force at the date of this Agreement;





"BT ANALOGUE LOCAL EXCHANGE"        a TXE 4 or TXE 4A analogue local Switch in
OR "BT ALE"                         the BT System;


"BT BASIC INTERNATIONAL             a Call, received by the Operator System from
INCOMING CALL"                      an Authorised Overseas System, comprising
                                    the minimum service features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;


"BT BASIC INTERNATIONAL OUTGOING    a Call, destined for an Authorised Overseas
CALL"                               System, comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;



"BT BASIC OPERATOR TO OPERATOR      a Call comprising the minimum service
TRANSIT CALL"                       features necessary to support a speech path
                                    through the BT System, handed over from the Operator System to the BT System destined for the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;


"BT BASIC TELEPHONY CALL"           a Call, comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network
                                    Termination Point, being a Call available for the conveyance of Messages;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"BT BASIC TRANSIT CALL"             a Call comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System destined for a Third Party Operator's system, being a Call available for the conveyance of Messages;



"BT CHARGE GROUP"                   a geographical area designated from time to
                                    time by BT, and used for retail charges as specified in the BT Retail Price List;



BT DIGITAL LOCAL EXCHANGE" OR       a digital Switch in the BT System which
"BT DLE"                            Switch connects by that Switch alone Calls
                                    from analogue exchanges, RCUs or Exchange
                                    Lines;


"BT DJSU"                           a digital tandem Switch in the London
                                    Director Area (currently known as a Digital
                                    Junction Switching Unit) in the BT System which provides access to certain BT Digital
                                    Local Exchanges, BT DLTEs, BT ALEs and/or other BT DJSUs in such Director Area and adjacent BT Charge Groups;


"BT DLTE"                           a digital Switch in the BT System which
                                    Switch connects by that Switch alone Calls from analogue exchanges, RCUs or Exchange
                                    Lines and which provides access to directly connected BT Digital Local Exchanges and directly connected BT ALEs;


"BT DMSU"                           a digital tandem Switch (currently known as
                                    a Digital Main Switching Unit) in the BT
                                    System, which provides access to other BT
                                    Exchanges;


"BT EXCHANGE"                       a BT Analogue Local Exchange, a BT Digital
                                    Local Exchange, a BT DLTE, a BT Tandem
                                    Exchange or a BT ISC and such other Switch which the Parties may from time to time agree is a BT Exchange;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"BT INTERNATIONAL INCOMING CALL"    either a BT Basic International Incoming
                                    Call or a BT ISDN International Incoming
                                    Call;


"BT INTERNATIONAL OUTGOING CALL"    either a BT Basic International Outgoing
                                    Call or a BT ISDN International Outgoing
                                    Call;


"BT ISC" a BT Exchange notified to the Operator pursuant to paragraph 3.1.1 of Annex A which is used exclusively for switching Calls to, or received from Authorised Overseas Systems;


"BT ISDN INTERNATIONAL INCOMING     a Call, received by the Operator System from
CALL"                               an Authorised Overseas System, comprising
                                    service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;


"BT ISDN INTERNATIONAL OUTGOING     a Call, destined for an Authorised Overseas
CALL"                               System, comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT
                                    System, being service features described as bearer services, teleservices or supplementary services in the ETSI
                                    Memorandum of Understanding on the
                                    Implementation of European ISDN Service, handed over from the Operator System to the BT System, if a rate for such a Call is specified from time to time in the Carrier
                                    Price List, being a Call available for the conveyance of Messages;


"BT ISDN OPERATOR TO OPERATOR       a Call comprising service features
TRANSIT CALL"                       additional to the minimum features

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;


"BT ISDN TELEPHONY CALL"            a Call, comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT
                                    System, being service features described as bearer services, teleservices or supplementary services in the ETSI
                                    Memorandum of Understanding on the
                                    Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;


"BT ISDN TRANSIT CALL"              a Call comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT
                                    System, being service features described as bearer services, teleservices or supplementary services in the ETSI
                                    Memorandum of Understanding on the
                                    Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for a Third Party
                                    Operator's system, being a Call available for the conveyance of Messages;


"BT LICENCE"                        the licence granted to BT pursuant to
                                    section 7 of the Act under which BT runs the BT System;


"BT OPERATOR"                       a person who answers Calls for directory or
                                    operator assistance, Emergency Calls and other similar Calls for BT;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------






"BT OPERATOR TO OPERATOR            either a BT Basic Operator to Operator
TRANSIT CALL"                       Transit Call or a BT ISDN Operator to
                                    Operator Transit Call;


"BT PAYPHONE ACCESS LEVY"           the charge payable by the Operator for the
                                    use of a BT Public Call Box or a BT
                                    Temporary Call Box (each as defined in
                                    Condition 11 of the BT Licence) to originate a Call.


"BT PRS CALL"                       a Call to a PRS:

                                    (a)      for which if such Call originated
                                             on the BT System, the person
                                             responsible for payment would pay a
                                             charge higher than that which would
                                             apply to a directly dialled BT
                                             Telephony Call of equivalent
                                             distance and duration; and

                                    (b)      where payment is made by BT to a BT
                                             PRS Service Provider and where
                                             payment takes into account the
                                             number or duration of Calls to that
                                             BT PRS Service Provider;


"BT PRS SERVICE PROVIDER"           a person having a contract with BT for the
                                    delivery of BT PRS Calls;


"BT PRS SUB SERVICE PROVIDER"       a person having an arrangement for the
                                    delivery of BT PRS Calls, whether or not legally binding, with a BT PRS Service
                                    Provider;



"BT RETAIL PRICE LIST"              the retail price list published by BT from
                                    time to time pursuant to Condition 16 of the BT Licence;


"BT SWITCH CONNECTION"              a BT Exchange at which Calls handed over:

                                    (a)      from the Operator System are
                                             initially switched; or

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    (b)      to the Operator System are finally
                                             switched;

                                    by BT;


"BT SYSTEM"                         the applicable system described in Annex A
                                    of the BT Licence as in force at the date of this Agreement;


"BT TANDEM EXCHANGE"                a BT DMSU or a BT DJSU;


"BT TELEMESSAGE"                    has the meaning given to the term
                                    "Telemessage" in the BT Retail Price List;


"BT TELEPHONY CALL"                 either a BT Basic Telephony Call or a BT
                                    ISDN Telephony Call;


"BT TRANSIT CALL"                   either a BT Basic Transit Call or a BT ISDN
                                    Transit Call;


"CALL" a transmission path through Telecommunication Systems for the sending of Messages, and a reference to conveyance of a Call by a Party means the establishment by that Party of a transmission path through that Party's System and the conveyance by that Party in accordance with this Agreement of a Message (if any) over such transmission path;


"CALLED PARTY"                      a person who receives a Call;


"CALLING PARTY"                     a person who initiates a Call;


"CAPACITY"                          capacity in units of 2 Mbit/s on
                                    Interconnect Links;


"CAPACITY ORDER"                    an order for Capacity placed by one Party on
                                    the other, pursuant to Annex A;


"CAPACITY PROFILE"                  a profile of future Capacity ordering
                                    intentions over a 12 month period as
                                    presented by one Party to the other pursuant to Annex A;


"CAPACITY PROVISION"                the provision of new or additional Capacity;

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"CAPACITY RE-ARRANGEMENT"           the re-use of Capacity previously provided
                                    by one Party to the other, where, in each case, the Point of Connection and the buildings containing the Switch Connections remain the same;


"CARRIER PRICE LIST"                the price list having that name which
                                    contains charges for Standard Services
                                    consistent with the full list of Standard
                                    Services maintained by BT pursuant to
                                    Condition 16B.8 of the BT Licence, charges for services provided by the Operator and some other charges and information;


"CARRIER CHARGE BAND REFERENCE      such reference data (including EBC matrix,
DATA"                               complementary retail file and associated
                                    files) as BT shall from time to time make available to the Operator, being data for the preparation and validation of Billing
                                    Information for Calls;


"CHARGEABLE CALL"                   a Call for which a charge is made pursuant
                                    to this Agreement;


"CHARGEABLE CALL DURATION"          the duration of a Chargeable Call measured:

                                    (a)      for a Call (other than an
                                             International Call), to the nearest
                                             second (or such greater accuracy as
                                             the Parties may agree in writing);

                                    (b)      for an International Call to not
                                             less than the nearest second;


                                    commencing with the receipt of an Answer
                                    Signal and ceasing with the receipt of a Release Signal at the point of recording by the Party recording the relevant Billing Information;


"CLI" has the meaning given to Calling Line Identification in the draft "Code of Practice for Network Operators in relation to Calling Line Identification Display Services and other Related Services" Version 6 dated 16

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    November 1994 as the same may be amended or replaced from time to time;


"COMPETITIVE STANDARD SERVICE"      a Standard Service the market for which is
                                    determined by the Director General to be competitive pursuant to Condition 16B.6 of the BT Licence;


"CONDITION"                         a condition of the BT Licence or the
                                    Operator Licence as the case may be as in force at the date of this Agreement, unless otherwise stated;


"CONFIDENTIAL INFORMATION"          any information, in whatever form, which in
                                    the case of written or electronic
                                    information is clearly designated as
                                    confidential and which, in the case of
                                    information disclosed orally, is identified at the time of disclosure as being confidential or is by its nature confidential and including such Confidential
                                    Information already disclosed by either
                                    Party to the other prior to the date of this Agreement but excluding any information which:

                                    (a)      is in or comes into the public
                                             domain other than by reason of a
                                             breach of this Agreement; or

                                    (b)      is previously known on a
                                             non-confidential basis to the
                                             Receiving Party at the time of its
                                             receipt; or

                                    (c)      is independently generated,
                                             developed or discovered at any time
                                             by or for the Receiving Party; or

                                    (d)      is subsequently received from a
                                             Third Party without any restriction
                                             on disclosure;


"CONVEYANCE STANDARD SERVICE"       a Standard Service the charge for which may
                                    be determined pursuant to Condition 13.5A of the BT Licence;


"CUSTOMER"                          as the context requires:

                               SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    (a)      a person having a contract with
                                             either or both Parties for the
                                             provision of telecommunication
                                             services by means of that Party's
                                             System; or

                                    (b)      a user of telecommunication
                                             apparatus directly connected to the
                                             BT System or the Operator System;
                                             or

                                    (c)      a person having a contract with a
                                             reseller of telecommunication
                                             services to be provided by means of
                                             either the BT System or the
                                             Operator System or a user of
                                             telecommunication apparatus
                                             authorised by that person;


"CUSTOMER SITED INTERCONNECT"       an Interconnect Link provided pursuant to
                                    Schedule 130 of Annex C;


"CUSTOMER SERVICE PLAN"             a document containing details of
                                    individuals, addresses and telephone numbers for ordering or maintenance of the services provided pursuant to this Agreement;


"D" the first digit immediately following the NNG;


"DATA MANAGEMENT AMENDMENT"         such reconfiguration of the BT System or the
                                    Operator System as is necessary for access, routing and charging of Calls;


"DAYTIME"                           the period of time between 0800 and 1800 on
                                    Monday to Friday or such other period of time as shall be agreed between the Parties;


"DE" the first two digits immediately following the NNG;


"DEFAULT INTEREST RATE"             four per cent (4%) above the rate per annum
                                    as displayed on the "LIBP" page (or such other page whatever its designation on which London Inter-Bank Offered Rates of major banks for three months sterling

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    deposits are for the time being displayed) on the Reuters Monitor Money Rates Services provided that if the offered rates of less than two banks are so displayed then "LIBOR" shall be the arithmetic mean as determined by the Party charging interest of the offered quotations of two leading clearing banks in London, selected by such Party for three months sterling deposits. Such interest shall be calculated on a daily basis;


"DIRECTOR AREA"                     an area comprising certain major United
                                    Kingdom conurbations which area is delimited by a Director Area Number;


"DIRECTOR AREA NUMBER"              the code (excluding the leading zero)
                                    comprising 3 digits for telephone numbers in certain major United Kingdom conurbations;


"DIRECTOR GENERAL"                  the Director General of Telecommunications;


"DISCLOSING PARTY"                  a Party disclosing information to the other
                                    Party;


"DISPUTE"                           a disagreement between the Parties excluding
                                    breaches of this Agreement;


"DUE DATE"                          a date which is 30 calendar days after the
                                    date of an invoice;


"E"                                 the first digit immediately following the D;


"EFFECTIVE DATE"                    a date referred to by that name in the
                                    Carrier Price List or in a Schedule being the date on which a charge or a variation of a charge referred to in the Carrier Price
                                    List or a Schedule takes effect;


"EMERGENCY CALL"                    a 999 or 112 Call handed over from the
                                    Operator System to the BT System;


"EMERGENCY CENTRE"                  premises where BT Operators answer Emergency
                                    Calls;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"EMERGENCY ORGANISATION"            the relevant local public police, fire,
                                    ambulance and coastguard services and other similar organisation providing assistance to the public in emergencies;


"ETSI"                              the European Telecommunications Standards
                                    Institute;


"EVENING"                           periods of time not being either Daytime or
                                    Weekend or such other period of time as
                                    shall be agreed between the Parties;


"EXCHANGE LINE"                     has the meaning in schedule 1 part 1 of the
                                    BT Licence as in force at the date of this Agreement;


"FINAL CHARGE"                      in the case of charges payable to BT the
                                    charge (or the means of calculating that charge) for a Standard Service (other than a Competitive Standard Service) for each
                                    Financial Year In Question recalculated and redetermined by the Director General based on the Financial Statement for the Financial
                                    Year In Question in accordance with
                                    Condition 13.5A.3B or 13.5C.6 of the BT
                                    Licence; and

                                    in the case of charges payable to the
                                    Operator the charge (or the means of
                                    calculating that charge) for a service
                                    provided by the Operator to BT for each
                                    Financial Year In Question agreed between the Parties in writing or determined by the Director General based on the audited figures relating to that service for the relevant year or, if those figures are not available, the most recent audited figures which are available or, if no audited figures are available the best information available to the Director General in accordance with Condition 13.5B.1A of the BT Licence;


"FINANCIAL STATEMENT"               has the meaning in Condition 20B of the BT
                                    Licence;


"FINANCIAL YEAR"                    a period of one year used for accounting
                                    purposes;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"FINANCIAL YEAR IN QUESTION"        a period of one year ending each 31 March in
                                    respect of which a charge is payable for services provided during that year;


"FORECAST"                          unless otherwise specified, has the meaning
                                    in Condition 13.5A.3A of the BT Licence;


"FRBS STATEMENT"                    has the meaning in Condition 13.5A.3C (b) of
                                    the BT Licence;


"FULLY PROVIDED"                    Capacity on a Traffic Route which will carry
                                    all the relevant Traffic Streams at the
                                    planned grade of service;


"G703 INTERFACE"                    an interface meeting the requirements of
                                    ITU-T Recommendation G703 (Geneva 1991);



"GENERIC ELECTRICAL AND             BT's Generic Electrical and Physical
PHYSICAL INTERFACE SPECIFICATION"   Interface Specification, as amended or
                                    substituted from time to time with the
                                    Parties' agreement including without
                                    limitation changes pursuant to paragraphs
                                    3.2 or 3.3 of Annex A;



"GENERIC SDH INTERFACE              BT's Generic Synchronous Digital Hierarchy
SPECIFICATION"                      Interface Specification, as amended or
                                    substituted from time to time with the
                                    Parties' agreement including without
                                    limitation changes pursuant to paragraphs
                                    3.2 and 3.3 of Annex A;



"GENERIC C7 SIGNALLING              BT's Generic C7 Signalling Interface
 INTERFACE SPECIFICATION"           Specification, as amended or substituted
                                    from time to time with the Parties'
                                    agreement including without limitation
                                    changes pursuant to paragraphs 3.2 or 3.3 of Annex A;



"GENERIC TRANSMISSION               BT's Generic Transmission Interface
INTERFACE SPECIFICATION"            Specification, as amended or substituted

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    from time to time with the Parties'
                                    agreement including without limitation
                                    changes pursuant to paragraphs 3.2 or 3.3 of Annex A;


"GSM"                               Global System for Mobile Communications;


"HOLDING COMPANY"                   has the meaning in sections 736 and 736A of
                                    the Companies Act 1985;


"INCA" BT's Inter Network Call Accounting System as the same may be developed from time to time;


"INCOMING CALLS"                    Calls handed over at a Point of Connection
                                    by BT to the Operator other than Indirect
                                    Access Calls;


"INDIRECT ACCESS CALL"              a Call where a Calling Party on one Party's
                                    System has chosen to convey that Call to the other Party's System by prefixing that Call with an Access Code;


"IN-SPAN INTERCONNECT"              an Interconnect Link provided pursuant to
                                    Schedule 01;


"INTELLECTUAL PROPERTY RIGHTS"      any patent, petty patent, registered design,
                                    registered trade or service mark, copyright, design right, semi-conductor topography right, know-how or any similar right exercisable in any part of the world including any application therefor;


"INTERCONNECT EXTENSION CIRCUIT"    a Link, being part of a 2Mbit/s ISI
OR "IEC"                            Interconnect Link, between the Muliplexor in
                                    a Remote Switch Connection and the
                                    Multiplexor terminating the ISI Interconnect
                                    Link;


"INTERCONNECT LINK"                 a Link connecting a BT Switch Connection and
                                    an Operator Switch Connection passing
                                    through a Point of Connection;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"INTERCONNECT USAGE REPORT"         a report in the same or substantially the
                                    same form as specified in the Billing
                                    Manual;


"INTERIM CHARGE"                    in the case charges payable to BT the charge
                                    (or the means of calculating that charge) for a Standard Service (other than a Competitive Standard Service) for each
                                    Financial Year In Question determined by the
                                    Director General in accordance with
                                    Condition 13.5A.3A or 13.5C.6 of the BT
                                    Licence; and

                                    in the case of charges payable to the
                                    Operator the charge (or the means of
                                    calculating that charge) for a service
                                    provided by the Operator to BT for each
                                    Financial Year In Question agreed between the Parties in writing or determined by the Director General in accordance with Condition 13.5B.1A of the BT Licence;


"INTERNATIONAL CALL"                a Call received by the BT System from:

                                    (a)      an Authorised Overseas System; or

                                    (b)      the Operator System destined for an
                                             Authorised Overseas System; or

                                    a Call received by the Operator System from:

                                    (a)      an Authorised Overseas System, or

                                    (b)      the BT System destined for an
                                             Authorised Overseas System;


"INTRABUILDING LINK"                a connection between a BT or an Operator
                                    Switch Connection and the G703 Interface on the Multiplexor forming part of an Interconnect Link;



"INVOICE DATE"                      the date on which an invoice is despatched;


"ISI INTERCONNECT LINK"             a portion of an Interconnect Link being that
                                    cable (or fibres within that cable) and
                                    LTE's between an Operator building and a BT building over which a number of

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    2Mbit/s ISI Interconnect Links are provided;


"ITU-T" the Telecommunications Standards Bureau (formerly the International Telegraph and Telephone Consultative Committee) of the International Telecommunications Union;


"LAND MOBILE RADIO SERVICE"         has the meaning in Condition 18 of the BT
                                    Licence;


"LICENCE"                           the BT Licence or, as the context requires,
                                    the Operator Licence;


"LINK" telecommunication apparatus (which has the meaning in paragraph 1 (1) of schedule 2 to the Act as in force at the date of this Agreement) necessary to establish one or more transmission paths;


"MANUAL" manual referred to in this Agreement of working practices between the Parties;


"MESSAGE"                           has the meaning in schedule 1, part 1 of the
                                    BT Licence as in force at the date of this Agreement;


"MOBILE CALL"                       a Call to an Operator Customer using a
                                    mobile handset if the Operator Customer
                                    using mobile terminal apparatus would
                                    receive that Call by means of wireless
                                    telegraphy if the handset was switched on and within range of a base transceiver station forming part of the Operator System unless:

                                    (a)      the Operator Customer on a
                                             temporary basis has chosen to
                                             divert that Call to another number;
                                             or

                                    (b)      the Operator System when the mobile
                                             handset is turned off or out of
                                             range from a base transceiver
                                             station returns a message to that
                                             effect to the Calling Party;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"MULTIPLEXOR"                       the multiplexing equipment which serves an
                                    Intrabuilding Link and where appropriate an IEC;


"NETWORK PROVIDER"                  in relation to each Standard Service, any
                                    person who has required it, and with whom BT is obliged to enter into an agreement to provide that Standard Service under
                                    Condition 13 of the BT Licence;


"NETWORK TERMINATION POINT"         has the meaning in schedule 1 part 1 of the
                                    BT Licence as in force at the date of this Agreement;


"NEW CHARGE"                        a charge for a Standard Service, which is
                                    less than the charge for that Standard
                                    Service as determined by the Director
                                    General pursuant to Condition 13, following the consent of the Director General pursuant to Condition 16B.5 both being Conditions of the BT Licence;



"NICC"                              Network Interoperability Consultative
                                    Committee;



"NNG" a national number group being the code (excluding the leading zero) comprising for UK telephone numbers (a) for geographical numbers (excluding Director Area Number,) four digits (b) for non-geographic numbers, three digits;


"NON CONVEYANCE STANDARD SERVICE"   a Standard Service which is not a Conveyance
                                    Standard Service;


"NUMBER RANGE"                      Director Area Number, NNG, AFN, D, E, and/or
                                    DE as appropriate;


"NUMBER TRANSLATION SERVICES CALL"  a Call to non-geographic telephone numbers
                                    (other than a Calls destined for a mobile handset) if the Party receiving the Call translates the dialled digits and routes the Call in accordance with such translation, including without limitation, PRS Calls, Local Call Fee Access Services Calls, Freephone Calls, National Call Services Calls and other specially charged services;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"OCHC" an operator Call handling centre which routes Calls to BT Operators from Customers seeking assistance with connection to another telephone number;


"OFTEL INTEREST RATE"               three eighths of one per cent (3/8%) above
                                    the London Inter Bank Offered Rate being the rate per annum of the offered quotation for sterling deposits for delivery on the due date for payment for a period of three months as displayed on page 3750 on the Telerate Service (or any other page that may replace page 3750 on that service) at or about 11 am London time on the due date of payment provided that if such a rate is not so displayed London Inter Bank Offered Rate shall mean the rate quoted by National
                                    Westminster Bank PLC to leading banks in the London interbank market at or about 11 am
                                    London time on the due date of payment for the offering of sterling deposits of a comparable amount for a period of three months. Such interest shall be calculated on a daily basis;


"OPERATOR"                          the other Party to this Agreement;



"OPERATOR BASIC                     a Call comprising the minimum service
BT TO BT TRANSIT CALL"              features necessary to support a speech path
                                    through the BT System, handed over from the BT System to the Operator System destined for the BT System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;



"OPERATOR BASIC INTERNATIONAL       a Call, received by the BT System from an
INCOMING CALL"                      Authorised Overseas System, comprising the
                                    minimum service features necessary to
                                    support a speech path through the BT System, handed over from BT System to the Operator
                                    System destined for a telephone number of an Operator Network Termination Point, if a rate for such a Call is specified from time to time in the Carrier

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    Price List, being a Call available for the conveyance of messages;



"OPERATOR BASIC INTERNATIONAL       a Call, destined for an Authorised Overseas
OUTGOING CALL"                      System, comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;


"OPERATOR BASIC TELEPHONY CALL"     a Call, comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System, destined for a telephone number of an Operator
                                    Network Termination Point, being a Call
                                    available for the conveyance of Messages;


"OPERATOR BASIC TRANSIT CALL"       a Call comprising the minimum service
                                    features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System destined for a Third Party Operator's system, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;


"OPERATOR BT TO BT TRANSIT CALL"    either an Operator Basic BT to BT Transit
                                    Call or an Operator ISDN BT to BT Transit
                                    Call;


"OPERATOR EXCHANGE"                 an Operator Local Exchange, Operator Mobile
                                    Exchange or Operator Tandem Exchange and such other Switch which the Parties may from time to time agree is an Operator Exchange;


"OPERATOR INTERNATIONAL             either an Operator Basic International
INCOMING CALL"                      Incoming Call or an Operator ISDN
                                    International Incoming Call;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------




"OPERATOR INTERNATIONAL             either an Operator Basic International
OUTGOING CALL"                      Outgoing Call or an Operator ISDN
                                    International Outgoing Call;



"OPERATOR ISDN BT TO BT             a Call comprising service features
TRANSIT CALL"                       additional to the minimum features necessary
                                    to support a speech path through the BT
                                    System, being service features described as bearer services, teleservices or supplementary services in the ETSI
                                    Memorandum of Understanding on the
                                    Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for the BT System, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;



"OPERATOR ISDN INTERNATIONAL        a Call, received by the BT System from an
INCOMING CALL"                      Authorised Overseas System, comprising
                                    service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a telephone number of an Operator Network Termination
                                    Point, if a rate for such a Call is
                                    specified from time to time in the Carrier
                                    Price List, being a Call available for the conveyance of Messages;



"OPERATOR ISDN INTERNATIONAL        a Call, destined for an Authorised Overseas
OUTGOING CALL"                      System, comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT
                                    System, being service features described as bearer services, teleservices or supplementary services in the ETSI
                                    Memorandum of Understanding on the
                                    Implementation of European ISDN Service,

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    handed over from the BT System to the
                                    Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;


"OPERATOR ISDN TELEPHONY CALL"      a Call, comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT
                                    System, being service features described as bearer services, teleservices or supplementary services in the ETSI
                                    Memorandum of Understanding on the
                                    Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a telephone number of an Operator Network Termination
                                    Point, being a Call available for the
                                    conveyance of Messages;


"OPERATOR ISDN TRANSIT CALL"        a Call comprising service features
                                    additional to the minimum features necessary to support a speech path through the BT
                                    System, being service features described as bearer services, teleservices or supplementary services in the ETSI
                                    Memorandum of Understanding on the
                                    Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a Third Party
                                    Operator's system, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;


"OPERATOR LICENCE"                  the licence granted to the Operator pursuant
                                    to section 7 of the Act under which the
                                    Operator runs the Operator System;


"OPERATOR LICENSED AREA"            the geographical area in which the Operator
                                    is permitted pursuant to the Operator
                                    Licence to provide telecommunication
                                    services;


"OPERATOR LOCAL EXCHANGE"           a digital Switch, except an Operator Mobile
                                    Exchange, in the Operator System which
                                    Switch connects by that Switch alone Calls

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    from Network Termination Points in the
                                    Operator System;


"OPERATOR MOBILE EXCHANGE"          a digital Switch in the Operator's System
                                    which Switch connects by that Switch those Calls from base stations and/or base station controllers in the Operator System providing a Land Mobile Radio Service for handsets;


"OPERATOR'S OPERATOR"               a person who answers Calls for directory or
                                    operator assistance or other similar Calls for the Operator;


"OPERATOR PRS CALL"                 a Call to a PRS:

                                    (a)      for which if originated on the
                                             Operator System, the person
                                             responsible for payment would pay
                                             at a rate higher than that which
                                             would apply to a directly dialled
                                             Operator Telephony Call of
                                             equivalent distance and duration;
                                             and

                                    (b)      if payment is made by the Operator
                                             to a Operator PRS Service Provider
                                             and if payment takes into account
                                             the number or duration of Calls to
                                             that the Operator PRS Service
                                             Provider;


"OPERATOR PRS SERVICE PROVIDER"     a person having a contract with the Operator
                                    for the delivery of Operator PRS Calls;


"OPERATOR PRS SUB SERVICE PROVIDER" a person having an arrangement for the delivery of Operator PRS Calls, whether or not legally binding, with an Operator PRS Service Provider, directly or indirectly;


"OPERATOR SYSTEM"                   the Telecommunication System run by the
                                    Operator pursuant to the Operator Licence as in force at the date of this Agreement;


"OPERATOR SWITCH CONNECTION"        an Operator Exchange at which Calls handed
                                    over:

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    (a)      from the BT System are initially
                                             switched; or

                                    (b)      to the BT System are finally
                                             switched;

                                    by the Operator;


"OPERATOR TANDEM EXCHANGE"          a digital tandem Switch in the Operator
                                    System which provides access to Operator
                                    Local Exchanges or Operator Mobile
                                    Exchanges;


"OPERATOR TELEPHONY CALL"           either an Operator Basic Telephony Call or
                                    an Operator ISDN Telephony Call;


"OPERATOR TRANSIT CALL"             either an Operator Basic Transit Call or an
                                    Operator ISDN Transit Call;


"OUTGOING CALL"                     a Call handed over at a Point of Connection
                                    by the Operator to BT;


"PARENT BT EXCHANGE"                a BT Tandem Exchange which has a direct
                                    connection to a BT DLE, BT DLTE or BT ALE for the conveyance of Calls in the ordinary course of business;


"PARTY"                             a party to this Agreement;


"PATH PROTECTION"                   resilience improvement of an ISI
                                    Interconnect Link as described in Schedule
                                    01 of Annex C;


"PDH"                               plesiochronous digital hierarchy;


"POINT OF CONNECTION"               a physical point where the BT System and the
                                    Operator System are connected for Calls to be handed over from one System to the other;


"PRE-INTERIM CHARGE"                If the Director General has not determined
                                    the Interim Charge (or the means of
                                    calculating that charge) for the Financial
                                    Year In Question;

                                    in the case of charges payable to BT, for each Standard Service (other than a

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------

                                    Competitive Standard Service), the charge fixed by BT for each such Standard Service; and

                                    in the case of charges payable to the
                                    Operator, for each service provided by the Operator to BT, the charge fixed by the Operator for each such service;


"PRS" OR "PREMIUM RATE SERVICE"     an entertainment or information service:

                                    (a)      which is accessed by means of a
                                             Call and consists of, or includes
                                             the sending of, speech, music,
                                             other sounds or signals to the
                                             Calling Party; and

                                    (b)      for which payment is made by means
                                             of Call charges;


"PRS FRAUD"                         either:

                                    a loss suffered by the Operator because of the non payment of charges for BT PRS Calls, in circumstances when the BT PRS Service Provider or the BT PRS Sub Service Provider organises or arranges for BT PRS Calls to be made to his PRS in circumstances when there is a reasonable expectation that the Calling Party or the person responsible for payment does not intend to pay or will seek to avoid payment for all or part of the Call charges; or

                                    a loss suffered by BT because of the non payment of charges for Operator PRS Calls, in circumstances when the Operator PRS Service Provider or the Operator PRS Sub Service Provider organises or arranges for Operator PRS Calls to be made to his PRS in circumstances when there is a reasonable expectation that the Calling Party or the person responsible for payment does not intend to pay or will seek to avoid payment for all or part of the Call charges;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"PURCHASER"                         the Party to whom Capacity is provided by
                                    the Supplier;


"QUALITY SCHEDULE"                  has the meaning in Condition 17C of the BT
                                    Licence;


"QUARTER DAYS"                      1 January, 1 April, 1 July and 1 October in
                                    each and every year;


"RCU"                               a remote concentrator unit supported by a BT
                                    DLTE or a BT DLE;


"READY FOR SERVICE DATE"            the date on which testing of Capacity at a
                                    Switch Connection is satisfactorily
                                    completed and such Capacity is ready for service (in accordance with this Agreement);


"READY FOR TEST DATE"               the date on which Capacity at a Switch
                                    Connection is Ready for Testing;


"READY FOR TESTING"                 when the Supplier has satisfactorily
                                    completed the provisioning of that part of an Interconnect Link that is under his direct control;


"RECEIVING PARTY"                   a Party receiving information from the
                                    Disclosing Party;


"RELEASE SIGNAL"                    a signal which indicates that the
                                    transmission path of a Call has been
                                    disconnected;


"RELEVANT CONNECTABLE SYSTEM"       has the meaning in Condition 13.9 of the BT
                                    Licence;


"REMOTE SWITCH CONNECTION"          a BT Switch Connection or an Operator Switch
                                    Connection which:

                                    (a)      is accessed via a BT or Operator
                                             building notified from time to time
                                             pursuant to paragraph 3 of Annex A
                                             as being suitable for supporting
                                             IECs; and

                                    (b)      is connected by an BT IEC or an
                                             Operator IEC, as the context
                                             requires;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"REVIEW DATE"                       a date referred to by that name in this
                                    Agreement or in a Schedule which entitles either Party to serve a review notice seeking to amend the charges referred to in the Carrier Price List or in that Schedule;


"ROUTE AUGMENTATION"                additional Capacity on an established
                                    Traffic Route;


"ROUTE TYPE"                        the segregation of Capacity within a Traffic
                                    Route for the conveyance of certain Traffic
                                    Types;



"SCHEDULE"                          a schedule in Annex C of this Agreement;


"SDH"                               synchronous digital hierarchy;


"SIGNALLING LINK"                   a 64 Kbit/s digital path within a 2 Mbit/sec
                                    Interconnect Link between two ITU-T 7
                                    signalling nodes which is used for
                                    signalling;


"SIGNALLING LINK SET"               a pair of Signalling Links each within a
                                    separate 2 Mbit/s system on an Interconnect
                                    Link;


"SPECIFICATION"                     one of the Generic Electrical and Physical
                                    Interface Specification, the Generic C7
                                    Signalling Interface Specification, the
                                    Generic Transmission Interface Specification and the Generic SDH Interface Specification;



"STANDARD SERVICE"                  a service, including, without limitation, a
                                    Competitive Standard Service, which a
                                    Network Provider has required from BT and which BT is obliged to provide, or to enter into an agreement to provide, under Condition 13 of the BT Licence;


"SUBSIDIARY"                        has the meaning in sections 736 and 736A of
                                    the Companies Act 1985;


"SUPPLIER"                          the Party providing Capacity to the other
                                    Party;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"SWITCH" telecommunication apparatus within a System which performs the function of switching and routing Calls;


"SWITCH CONNECTION"                 a BT Switch Connection or, as the context
                                    requires, an Operator Switch Connection;


"SYSTEM" the BT System or, as the context requires, the Operator System;


"SYSTEM ALTERATION"                 a change (other than a Data Management
                                    Amendment) to a Party's System, which
                                    requires a change to be made to the other
                                    Party's System to allow the continuance of the conveyance of Calls across a Point of Connection pursuant to this Agreement;


"TARGET PERFORMANCE"                has the meaning in Condition 17C of the BT
                                    Licence;


"TECHNICAL MASTER PLAN"             a document recording details of the Points
                                    of Connection and the plans for development of further Points of Connection;


"TECHNICAL REVIEW MEETING"          a technical meeting pursuant to paragraph 13
                                    of Annex A;


"TELECOMMUNICATION SYSTEM"          a telecommunication system within the United
                                    Kingdom as defined in section 4 of the Act or an Authorised Overseas System;


"THIRD PARTY"                       a person other than BT or the Operator;


"THIRD PARTY INTERCONNECT"          interconnect using a Third Party ISI
                                    Interconnect Link;



"THIRD PARTY INTERCONNECT           either:
AGREEMENT"
                                    (a)      an agreement between BT and a Third
                                             Party Operator pursuant to
                                             Condition 13 as it applies from
                                             time to time of the BT Licence or
                                             the equivalent Condition of the
                                             Third Party Operator licence; or

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------


                                    (b)      an agreement between the Operator
                                             and a Third Party Operator pursuant
                                             to the Condition equivalent to
                                             Condition 13 of the BT Licence
                                             contained in either the Operator or
                                             Third Party Operator licences;




"THIRD PARTY ISI INTERCONNECT       an Interconnect Link as defined in Schedule
LINK"                               01;


"THIRD PARTY OPERATOR"              a person being neither the Operator nor BT
                                    who is licensed under the Act to run a
                                    Relevant Connectable System;


"TIBS" BT's Telecommunications Input Billing System, which records information on certain Calls which use the services of a BT Operator or the operator of a Third Party;



"TIBS BILLING INFORMATION           reports in the same or substantially the
AND REFUND REPORT"                  same form as in the Billing Manual;



"TIBS INFORMATION"                  itemised Call records of the services
                                    provided by BT Operators or the operator of a Third Party to the Operator which would have resulted in a charge from BT had the Calling Parties been BT Customers, together with reports relating to Transfer Charge
                                    Calls, ineffective calls, and any other
                                    records which will result in charges to be paid by or to the Operator for such services;


"TRAFFIC FORECAST"                  a forecast of traffic at a BT Switch
                                    Connection or Operator Switch Connection, such forecast provided by one Party to the other pursuant to paragraph 8 of Annex A;


"TRAFFIC ROUTE"                     discrete and identifiable units of 2 Mbit/s
                                    Capacity within an Interconnect Link;


"TRAFFIC STREAM"                    a group of Calls carried from a specific
                                    place in one Party's System to a specific place in the other Party's System;

                              SUBJECT TO CONTRACT

--------------------------------------------------------------------------------



"TRAFFIC TYPE"                      a different identifiable type of Call;


"TRANSFER CHARGE CALL"              a Call for which the Called Party is
                                    requested and agrees to pay the cost of a Call from the Calling Party;


"VAT"                               United Kingdom Value Added Tax;


"WEEKEND"                           period of time between 2400 on Friday and
                                    2400 on Sunday or such other period of time as shall be agreed between the Parties;


"WORKING DAY"                       any day other than Saturdays, Sundays,
                                    public or bank holidays in the United
                                    Kingdom.